Registration No. 333-178743

811-08904

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 11	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 188	☒

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Laura Molnar Bramson, Esq.

New York Life Insurance and Annuity Corporation

44 South Broadway

White Plains, NY 10601

(Name and Address of Agent for Service)

Copy to:

Chip Lunde, Esq. Carlton Fields Jorden Burt 1025 Thomas Jefferson Street, NW Suite 400 East Washington, DC 20007-5208	Thomas F. English, Esq. Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2018 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on (date) pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effectiveness date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under variable annuity contracts.

PROSPECTUS Dated May 1, 2018

for

New York Life Income Plus Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

This Prospectus describes the individual flexible premium New York Life Income Plus Variable Annuity (“NYL Income Plus”) policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed this policy for individuals in the pre-retirement market whose primary need is income, with accumulation being a secondary need. If you select the Guaranteed Future Income Benefit Rider, NYL Income Plus becomes a modified single premium policy and will include a deferred fixed income component that is determined on the Policy Date and guaranteed for the life of the Annuitant(s). The Guaranteed Future Income Benefit Rider’s deferred fixed income component is funded through deductions from the policy’s Variable Accumulation Value pursuant to a non-discretionary mathematical formula. Please see “ABOUT NYL INCOME PLUS” and “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” for more information. We have discontinued sales of new policies. We will still accept new premiums for policies that did not elect the GFIB rider.

These policies also include the Income Benefit Rider, which allows you to purchase deferred fixed income at your own pace, also through deductions from the policy’s Variable Accumulation Value. We will inform you of the amount of deferred fixed income purchased through the Income Benefit Rider. Please see “ABOUT NYL INCOME PLUS” and “THE POLICIES—Riders—Income Benefit Rider” for more information.

You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments (see “THE POLICIES—Policy Application and Premium Payments”), access to your money through partial withdrawals (withdrawals may be subject to a surrender charge and/or penalty tax and may impact the amount of your GFIB Payments (as defined in this Prospectus)), a choice of when Variable Account Annuity Income Payments commence, and a guaranteed death benefit if the owner dies before or after Variable Account Annuity Income Payments and/or GFIB Payments or Income Benefit Payments provided pursuant to either the Guaranteed Future Income Benefit Rider or the Income Benefit Rider have commenced.

The Mortality and Expense Risk and Administrative Costs Charge (M&E Charge) associated with your policy is assessed based on the Variable Accumulation Value of the policy and will vary with fluctuations in the policy’s Variable Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2018. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payment(s) accumulate(s) on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can allocate your premium payment(s) among the Dollar Cost Averaging Advantage Account, and the Investment Divisions listed below. You may also allocate your premium payment to an Asset Allocation Model, subject to availability. The following page lists the Asset Allocation Models that are available with this policy.

•  MainStay VP Absolute Return Multi-Strategy — Service Class[5]

•  MainStay VP Balanced — Service Class

•  MainStay VP Bond — Service Class

•  MainStay VP Conservative Allocation — Service Class

•  MainStay VP Cushing® Renaissance Advantage — Service Class

•  MainStay VP Eagle Small Cap Growth — Service Class

•  MainStay VP Emerging Markets Equity — Service Class[4]

•  MainStay VP Epoch U.S. Equity Yield — Service Class

•  MainStay VP Epoch U.S. Small Cap — Service Class

•  MainStay VP Floating Rate — Service Class

•  MainStay VP Growth Allocation — Service Class

•  MainStay VP Income Builder — Service Class

•  MainStay VP Indexed Bond — Service Class

•  MainStay VP Janus Henderson Balanced — Service Class[1]

•  MainStay VP Large Cap Growth — Service Class

•  MainStay VP MacKay Common Stock — Service Class[2]

•  MainStay VP MacKay Convertible — Service Class[2]

•  MainStay VP MacKay Government — Service Class[2]

•  MainStay VP MacKay Growth — Service Class[2,4]

•  MainStay VP MacKay High Yield Corporate Bond — Service Class[2]

•  MainStay VP MacKay International Equity — Service Class[2]

•  MainStay VP MacKay Mid Cap Core — Service Class[2]

•  MainStay VP MacKay S&P 500 Index — Service Class[2]

•  MainStay VP MacKay Small Cap Core — Service Class[2]

•  MainStay VP MacKay Unconstrained Bond — Service Class[2]

•  MainStay VP MFS® Utilities — Service Class

•  MainStay VP Moderate Allocation — Service Class

•  MainStay VP Moderate Growth Allocation — Service Class

•  MainStay VP PIMCO Real Return — Service Class

•  MainStay VP T. Rowe Price Equity Income — Service Class[5]

•  MainStay VP U.S. Government Money Market — Initial Class

•  MainStay VP VanEck Global Hard Assets — Initial Class

•  American Funds IS® Asset Allocation Fund — Class 4

•  American Funds IS® Blue Chip Income and Growth Fund — Class 4

•  American Funds IS® Global Small Capitalization Fund — Class 4

•  American Funds IS® Growth Fund — Class 4

•  American Funds IS® New World Fund® — Class 4

•  BlackRock® Global Allocation V.I. Fund — Class III

•  BlackRock® High Yield V.I. Fund — Class III

•  ClearBridge Variable Appreciation Portfolio — Class II

•  Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•  Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•  Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•  Delaware VIP® Small Cap Value Series — Service Class

•  Deutsche Alternative Asset Allocation VIP — Class B

•  Dreyfus IP Technology Growth Portfolio — Service Shares

•  Fidelity® VIP Contrafund® Portfolio — Service Class 2

•  Fidelity® VIP Emerging Markets Portfolio — Service Class 2

•  Fidelity® VIP Equity-Income Portfolio — Service Class 2

•  Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•  Fidelity® VIP Mid Cap Portfolio — Service Class 2

•  Invesco V.I. American Value Fund — Series II Shares

•  Invesco V.I. International Growth Fund — Series II Shares

•  Janus Henderson VIT Enterprise Portfolio — Service Shares

•  Janus Henderson VIT Global Research Portfolio — Service Shares[3]

•  MFS® International Value Portfolio — Service Class

•  MFS® Investors Trust Series — Service Class

•  MFS® Research Series — Service Class

•  Morgan Stanley VIF U.S. Real Estate Portfolio — Class II

•  Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•  PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

•  PIMCO VIT Low Duration Portfolio — Advisor Class

•  PIMCO VIT Total Return Portfolio — Advisor Class

•  Victory VIF Diversified Stock Fund — Class A Shares[4]

[1]	Formerly known as MainStay VP Janus Balanced
[2]	MacKay Shields LLC became subadvisor to each portfolio on May 1, 2018
[3]	Formerly known as Janus Aspen Global Research
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New allocations to the MainStay VP Emerging Markets Equity, MainStay VP MacKay Growth, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Investment Divisions will not be accepted from policyowners who were not invested in the Investment Divisions on November 13, 2017. For existing policyowners, if all of your Accumulation Value is removed from these Investment Divisions on or after November 13, 2017, you will not be able to reinvest in these Investment Divisions.

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New allocations to the MainStay VP Absolute Return Multi-Strategy Investment Division will not be accepted from policyowners who were not invested in the Investment Division on May 1, 2018. For existing policyowners, if all of your Accumulation Value is removed from this Investment Division on or after May 1, 2018, you will not be able to reinvest in this Investment Division.

Please note that if you selected the Guaranteed Future Income Benefit Rider, there are restrictions on your ability to allocate your Premium Payment (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” for more information. The Income Benefit Rider does not include any Investment Division allocation restrictions.

Asset Allocation Models

Aggressive	Moderately Aggressive

10% MainStay VP MacKay S&P 500 Index

10% Deutsche Alternative Asset Allocation VIP

8% American Funds IS® Blue Chip Income and Growth Fund

8% Janus Henderson VIT Global Research Portfolio

7% MainStay VP MacKay Mid Cap Core

6% MFS® Investors Trust Series

6% Fidelity® VIP Emerging Markets Portfolio

5% MainStay VP MacKay High Yield Corporate Bond

5% Columbia Variable Portfolio — Emerging Markets Bond

5% Fidelity® VIP Contrafund® Portfolio

5% MFS® Research Series

5% Fidelity® VIP Equity-Income Portfolio

5% ClearBridge Variable Appreciation Portfolio

10% MainStay VP MacKay S&P 500 Index

10% Deutsche Alternative Asset Allocation VIP

7% PIMCO VIT Total Return Portfolio

7% MainStay VP MacKay High Yield Corporate Bond

7% American Funds IS® Blue Chip Income and Growth Fund

7% MainStay VP MacKay Mid Cap Core

6% MainStay VP Bond

6% MFS® Investors Trust Series

5% MainStay VP PIMCO Real Return

5% Columbia Variable Portfolio — Emerging Markets Bond

5% MFS® Research Series

5% Fidelity® VIP Equity-Income Portfolio

5% ClearBridge Variable Appreciation Portfolio

5% MainStay VP MacKay International Equity 5% American Funds IS® New World Fund® 5% MFS® International Value Portfolio	5% MainStay VP MacKay International Equity 5% American Funds IS® New World Fund® 5% MFS® International Value Portfolio

Moderate	Moderately Conservative

10% MainStay VP MacKay S&P 500 Index

10% Deutsche Alternative Asset Allocation VIP

8% MainStay VP Bond

7% PIMCO VIT Total Return Portfolio

7% MainStay VP Indexed Bond

7% MainStay VP MacKay High Yield Corporate Bond

6% MainStay VP MacKay Government

5% MainStay VP PIMCO Real Return

5% Columbia Variable Portfolio — Emerging Markets Bond

5% MFS® Investors Trust Series

5% MFS® Research Series

5% Fidelity® VIP Equity-Income Portfolio

5% American Funds IS® Blue Chip Income and Growth Fund

5% MainStay VP MacKay Mid Cap Core

5% American Funds IS® New World Fund®

5% MFS® International Value Portfolio

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% Deutsche Alternative Asset Allocation VIP

9% MainStay VP Indexed Bond

8% MainStay VP MacKay Government

7% MainStay VP MacKay High Yield Corporate Bond

6% MainStay VP PIMCO Real Return

5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

5% Columbia Variable Portfolio — Emerging Markets Bond

5% MainStay VP MacKay S&P 500 Index

5% MFS® Investors Trust Series

5% MFS® Research Series

5% Fidelity® VIP Equity-Income Portfolio

5% American Funds IS® Blue Chip Income and Growth Fund

5% MainStay VP MacKay Mid Cap Core

Conservative

14% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% Deutsche Alternative Asset Allocation VIP

7% MainStay VP PIMCO Real Return

7% MainStay VP MacKay High Yield Corporate Bond

5% Columbia Variable Portfolio — Emerging Markets Bond

4% BlackRock® High Yield V.I. Fund

4% American Funds IS® Blue Chip Income and Growth Fund

3% MFS® Research Series

3% MainStay VP MacKay Mid Cap Core

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each Asset Allocation Model corresponds with one of the five Investment Objectives identified on your Investor Profile. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

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DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value and the DCA Advantage Account Accumulation Value of a policy.

Adjusted Death Benefit Premium Payment—The Premium Payment(s) made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payment immediately preceding the withdrawal.

Allocation Options—The Investment Divisions of the Separate Account and any Asset Allocation Model.

Annuitant(s)—The person(s) named on the Policy Data Page and whose life determines the Variable Account Annuity Income Payments, Income Benefit Payments (if applicable) and GFIB Payments (if applicable). Unless otherwise stated, the Annuitant is the Owner of this Policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The current model portfolios are designed by QS Investors, LLC (“QS Investors”) and based primarily on investment risk.

Automatic Income Benefit Purchase—Periodic deductions from the Variable Accumulation Value used to fund the GFIB Payments through the Funded Income Benefit by application of the Automatic Income Benefit Purchase Formula.

Automatic Income Benefit Purchase Formula—A non-discretionary mathematical formula, as shown on the Policy Data Page, applied periodically to determine if an Automatic Income Benefit Purchase is required to fund the GFIB Payments. The Automatic Benefit Purchase Formula may not be changed.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Cumulative Income Benefit Purchases—On any Business Day, the total amount of Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases.

Discretionary Income Benefit Purchase—A voluntary deduction by the Owner of a portion of the Variable Accumulation Value, in the form of Accumulation Units from the Investment Divisions, used to purchase the future Income Benefit Payments. Discretionary Income Benefit Purchases include Systematic Discretionary Income Benefit Purchases. Discretionary Income Benefit Purchases can be used to fund GFIB Payments more quickly, or to purchase additional GFIB Payment amounts after the GFIB Payments have been fully funded.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The portion of the Premium Payment allocated to the DCA Advantage Account, plus interest credited on such portions, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been assessed from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

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Fund—A diversified open-end management investment company registered under the Investment Company Act of 1940, and any other registered open-end management investment company that offers Eligible Portfolios.

Funded Income Benefit—For the Income Benefit Rider, Funded Income Benefit means on any Business Day, the sum of the Income Benefit Payments purchased with Discretionary Income Benefit Purchases. The Funded Income Benefit is supported by assets in NYLIAC’s General Account and is not part of the Separate Account.

For the Guaranteed Future Income Benefit Rider, Funded Income Benefit means on any Business Day, the sum of GFIB Payments purchased with Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases, if any. The Funded Income Benefit is the portion of the GFIB Payments that have been funded with Cumulative Income Benefit Purchases. The Funded Income Benefit is supported by assets in NYLIAC’s General Account and is not part of the Separate Account.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Guaranteed Future Income Benefit Fee (“GFIB Fee”)—The GFIB Fee is a charge that we impose for the benefit provided by the GFIB Rider. This fee is a percentage of the average Unfunded Income Benefit Base and is deducted from the Variable Accumulation Value. This fee is assessed each Policy quarter preceding the GFIB Payment Commencement Date and upon a surrender of the Policy prior to the GFIB Payment Commencement Date.

Guaranteed Future Income Benefit Payments (“GFIB Payments”)—Fixed periodic guaranteed future income payments that NYLIAC makes to the named Payee beginning on the GFIB Payment Commencement Date and payable during the lifetime of the Annuitant. GFIB Payments remain the same regardless of the performance of the Investment Divisions.

Guaranteed Future Income Benefit Payment Commencement Date (“GFIB Payment Commencement Date”)—The date shown on the Policy Data Page, or as subsequently changed by you, on which the first GFIB Payment under this Policy will be made.

Guaranteed Future Income Benefit Rate (“GFIB Rate”)—The income purchase rate used to determine the GFIB Payments. This rate will not change, unless there is an elective change to the GFIB Payment Commencement Date.

Income Benefit Payments—Fixed periodic income payments that NYLIAC makes to the named Payee beginning on the Income Benefit Payment Commencement Date and payable during the lifetime of the Annuitant.

Income Benefit Payment Commencement Date—The date shown on the Policy Data Page on which the first Income Benefit Payment under this Policy will be made, or as subsequently changed by you.

Income Benefit Purchase Rate—The income purchase rate in effect for a Discretionary Income Benefit Purchase or an Automatic Income Benefit Purchase at the time a purchase is processed. The method for determining this rate is described on the Policy Data Page.

Investment Division—The variable investment options available under the Policy. Each Investment Division which is a division of the Separate Account, invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—A policy which is not issued under a Qualified Plan.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 14 of the section of the Prospectus entitled, “Questions and Answers About New York Life Income Plus Variable Annuity.”

Owner (“you, your”)—The person(s) or entity(ies) designated as the Owner in this Policy, or as subsequently changed, and upon whose death prior to the Variable Account Annuity Commencement Date, the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date, benefits under this Policy may be paid. Unless otherwise stated, the Owner is the Annuitant of this Policy.

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Partial Withdrawal—Any portion of the Accumulation Value paid to you, at your request, in accordance with the terms of this Policy.

Payee—The recipient(s) designated to receive Variable Account Annuity Income Payments, Income Benefit Payments or GFIB Payments under this Policy. The Owner of this Policy is the Payee, unless you designate another Payee.

Payment Date—The Business Day on which we receive your Premium Payment at the address specified in this Prospectus to receive such payment.

Payment Year—A year as measured from the Payment Date of the initial Premium Payment or from the Payment Date of any additional Premium Payments made to this Policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Quarter—Each quarter of a Policy Year starting on the Policy Date.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Premium Payment—Amount(s) paid to NYLIAC as consideration for the benefits provided by this Policy.

Qualified Plan—A retirement plan that receives favorable tax treatment under Section 401, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Qualified Policies—A policy that is issued under a Qualified Plan.

Separate Account—NYLIAC Variable Annuity Separate Account-III; a segregated asset account we established to receive and invest the Premium Payment(s) paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Systematic Discretionary Income Benefit Purchase—Discretionary Income Benefit Purchases that are executed automatically on a recurring basis in accordance with your instructions. These purchases may be made in addition to independent Discretionary Income Benefit Purchases.

Total Contract Amount—The sum of the Accumulation Value plus Cumulative Income Benefit Purchases, if any.

Unfunded Income Benefit—On any Business Day, the portion of GFIB Payments that has yet to be funded by Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases, if any, and which NYLIAC guarantees, subject to certain transactions, should there be insufficient Variable Accumulation Value to fully fund the GFIB Payments with the Funded Income Benefit.

Unfunded Income Benefit Base—This amount is used to determine the Unfunded Income Benefit amount, the GFIB Fee, and the GFIB Rider Cancellation Fee. Currently, we are waiving the GFIB Cancellation Fee. On the Policy Date, the Unfunded Income Benefit Base is equal to the Premium Payment. Thereafter, the Unfunded Income Benefit Base is reduced by Automatic Income Benefit Purchases, and by any Discretionary Income Benefit Purchases, adjusted to reflect the ratio of the Income Benefit Purchase Rate to the GFIB Rate. The Unfunded Income Benefit Base also is reduced by withdrawals (whether partial withdrawals, surrenders, or withdrawals of Accumulation Value applied to a Variable Income Payment Option) in proportion to the reduction in Accumulation Value.

Variable Account—The account from which the Accumulation Value is applied to provide Variable Account Annuity Income Payments.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

Variable Account Annuity Commencement Date—The date, shown on the Policy Data Page, or as subsequently changed by you, on which the total Accumulation Value will be applied to an available Variable Account Annuity Income Payment option, and on which Variable Account Annuity Income Payments will begin.

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Variable Account Annuity Income Payments—Fixed periodic payments NYLIAC makes to the named Payee beginning on the Variable Account Annuity Commencement Date.

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ABOUT NYL INCOME PLUS

This section of the Prospectus is intended to provide a general overview of NYL Income Plus, the Guaranteed Future Income Benefit Rider (“GFIB Rider”) and the Income Benefit Rider (“IB Rider”). Please see “THE POLICIES — Riders — “Income Benefit Rider” and “Guaranteed Future Income Benefit Rider (optional),” and the remainder of this Prospectus for additional information.

This Prospectus also includes examples of how the GFIB and IB Riders work, and how certain events, such as partial withdrawals, full or partial annuitizations of the Policy’s Variable Accumulation Value, surrenders, or an acceleration or deferral of either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date may impact GFIB Payments or Income Benefit Payments, respectively (see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider”), as well as information regarding death benefit proceeds with the GFIB and IB Rider.

Overview

NYL Income Plus is a flexible premium (modified single premium if you select the GFIB Rider, as described below) variable annuity. NYL Income Plus offers you the ability to allocate your Premium Payment to 56 Investment Divisions, each of which invests exclusively in shares of one of the Eligible Portfolios listed on the front cover of this Prospectus, the DCA Advantage Account, or one of the available Asset Allocation Models. NYL Income Plus can provide Variable Account annuity income payments that are fixed income payments that are supported by the assets in NYLIAC’s general account, and are subject to the claims paying ability of NYLIAC. Fixed income payments are also available through the GFIB and IB Riders, as described below.

GFIB Rider

The GFIB Rider is an optional benefit that provides for a guaranteed amount of lifetime income (GFIB Payments) to be paid to you beginning on a date that you select, which we call the GFIB Payment Commencement Date. There are limitations with regard to the GFIB Payment Commencement Date that you can select. (see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” and “DISTRIBUTIONS UNDER THE POLICY — GFIB Payments and Income Benefit Payments”). All benefits under the GFIB Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

We will determine the amount of your GFIB Payments at the time of application, which is the only time you can select the GFIB Rider. The amount of the GFIB Payments will be based on the amount of your Premium Payment, the GFIB Rate, the age of the Annuitant and overall market conditions. Upon request, we will provide you with a personalized illustration that shows how the GFIB Rider hypothetically might work in your situation.

Your GFIB Payments are determined at the time the policy is issued, although they could be affected by certain transactions you initiate. These transactions are explained in your Policy and elsewhere in this Prospectus. GFIB Payments are funded incrementally through deductions from your Variable Accumulation Value, and each deduction purchases a portion of your GFIB Payments. Therefore, in order to support your GFIB Payments, a significant portion of your Variable Accumulation Value will, in most cases, be used to fund the GFIB Payments while the Policy is in the accumulation phase. We call these deductions Automatic Income Benefit Purchases and they will only be processed on a quarterly basis. We will compute the amount of each Automatic Income Benefit Purchase according to a non-discretionary mathematical formula that is described in your Policy and the Statement of Additional Information. The formula takes into account, among other things, the current investment performance of the Investment Divisions in which you are invested, prevailing and historical interest rates, and previous Automatic and/or Discretionary Income Benefit Purchases (as described below).

The formula is designed to increase the likelihood that a sufficient amount of Automatic Income Benefit Purchases will have been made by the GFIB Payment Commencement Date to fund your GFIB Payments.

Generally, more of your Variable Accumulation Value will be used to fund your GFIB Payments in unfavorable market conditions, low interest rate environments or if you are closer to the GFIB Payment Commencement Date, and less of your Variable Accumulation Value will be used to fund your GFIB Payments in favorable market conditions, higher interest rate environments or if you are farther away from the GFIB Payment Commencement Date. This formula cannot be changed after the Policy is issued.

Under the formula, Automatic Income Benefit Purchases are limited per Policy Quarter to 10% of your Policy’s Variable Accumulation Value as of the end of the previous Policy Quarter, except that the final Automatic Income Benefit

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Purchase made twenty (20) Business Days before the GFIB Payment Commencement Date has no limitation. All of your Variable Accumulation Value may be applied towards Automatic Income Benefit Purchases. If sufficient Automatic Income Benefit Purchases have not been made by the GFIB Payment Commencement Date to fund your GFIB Payments, we will nevertheless ensure that you receive the GFIB Payments.

The GFIB Rider also gives you the flexibility to fund your GFIB Payments with Discretionary Income Benefit Purchases, which are made through voluntary deductions taken from your Policy’s Variable Accumulation Value. Discretionary Income Benefit Purchases made before your GFIB Payments are fully funded may reduce the likelihood that we will need to make Automatic Income Benefit Purchases. Discretionary Income Benefit Purchases made once your GFIB Payments are fully funded purchase additional guaranteed income. These purchases can be made at any time after the first policy quarter and twenty (20) Business Days before the GFIB Payment Commencement Date.

You may either accelerate or defer (subject to certain limitations) the GFIB Payment Commencement Date that is shown on the Policy Data Page. An acceleration of the GFIB Payment Commencement Date would likely result in a lower GFIB Payment amount, and deferring the date would likely result in a higher payment. If you accelerate the GFIB Payment Commencement Date, you may not receive the benefit provided by the GFIB Rider. However, if you defer the date, you could die before payments begin, or you could receive fewer payments before you die. Please see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” for additional information regarding how an acceleration or deferral of the GFIB Payment Commencement Date will impact your GFIB Payments.

You may cancel a Discretionary Income Benefit Purchase within 10 days of receipt of confirmation (or, if GFIB payments are about to begin, 5 business days before the GFIB Payment Commencement Date). Once the purchase is final, any Variable Accumulation Value used to purchase GFIB Payments cannot be returned to the Investment Divisions, and cannot be withdrawn or surrendered. Any Variable Accumulation Value used for an Automatic or Discretionary Income Benefit Purchase can only be accessed through the future receipt of GFIB Payments starting on the GFIB Commencement Date. Accordingly, before you elect the GFIB Rider or make a Discretionary Income Benefit Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases is no longer invested in the Investment Divisions, and will not earn any interest (see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider”).

Partial withdrawals and/or annuitizations of your Variable Accumulation Value taken from your policy before the GFIB Payment Commencement Date will, in many cases, lower your GFIB Payments; however, they will have no impact on the portion of GFIB Payments that have already been funded. If you fully surrender your Policy before the GFIB Payment Commencement Date, the portion of your GFIB Payments that have already been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you starting on the GFIB Payment Commencement Date. All amounts taken from the Investment Divisions for partial withdrawals, partial annuitizations, or Automatic or Discretionary Income Benefit Purchases to fund your GFIB Payments will be processed on a pro-rata basis.

Purchase of the GFIB Rider may be preferable to annuitizing the policy because with the GFIB Rider, you receive a guaranteed lifetime income amount along with the possibility of retaining a portion of your Variable Accumulation Value, while all of your Variable Accumulation Value would be used if you annuitize the policy on the Variable Account Annuity Commencement Date. However, you should keep in mind that the guaranteed lifetime income amount from the GFIB Rider could be lower or higher than the amount you might receive if you purchased a similar product providing guaranteed lifetime income offered by us or by another company.

If you purchased the GFIB Rider, restrictions will apply that limit the amount you can allocate to the Investment Divisions in accordance with the then available Asset Allocation Categories or Asset Allocation Models. Once you have allocated your Premium Payment among your desired Investment Divisions in the Asset Allocation Categories or one of the pre-selected Asset Allocation Models in compliance with such restrictions, we will automatically rebalance your allocations on a quarterly basis to the Asset Allocation Categories or to the pre-selected Asset Allocation Models you chose to ensure they are within the stated limits. These restrictions are intended to reduce the risk of investment losses that could require us to use our own assets in NYLIAC’s General Account to pay amounts due under the GFIB rider. Also note that the Investment Division restrictions may limit the growth potential of the Policy’s Variable Accumulation Value.

You may cancel the GFIB Rider at any time either before or after the free look period. However, if you cancel the GFIB Rider after the free look period, we will deduct a GFIB Rider Cancellation Fee from your Variable Accumulation Value and we will not refund any GFIB Fees that may have been deducted for the GFIB Rider (see “OTHER CHARGES — GFIB Rider Cancellation Fee”. Currently, we are waiving this fee). If you cancel the GFIB Rider, the portion of your GFIB Payments that have been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you starting on the GFIB Payment Commencement Date.

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There is a separate charge for the GFIB Rider (see “TABLE OF FEES AND EXPENSES — Guaranteed Future Income Benefit Fee”). NYLIAC expects to profit from this charge. If you select the GFIB Rider, income payments will be provided only by this rider — no income payments can be provided by the IB Rider.

IB Rider

The IB Rider allows you the flexibility to fund future lifetime income on your own by making Discretionary Income Benefit Purchases. Discretionary Income Benefit Purchases will buy future income that we call Income Benefit Payments. We will begin making Income Benefit Payments to you starting on the Income Benefit Payment Commencement Date. There are limitations with regard to the Income Benefit Payment Commencement Date (see “THE POLICIES — Riders — Income Benefit Rider”).

You can make Discretionary Income Benefit Purchases any time after the first policy quarter and twenty (20) Business Days before the Income Benefit Payment Commencement Date. To make a Discretionary Income Benefit Purchase, simply notify us either through NYLIAC’s Virtual Service Center or in writing at one of the addresses provided in Question 14 of this Prospectus. We will deduct the amount of the Discretionary Income Benefit Purchase from your Policy’s Variable Accumulation Value in accordance with your instructions. If you make no Discretionary Income Benefit Purchases before the Income Benefit Payment Commencement Date, no Income Benefit Payments will be paid to you.

The Income Benefit Payment amount that results from a Discretionary Income Benefit Purchase is based on, among other things, Income Benefit Purchase Rates in effect when you make a Discretionary Income Benefit Purchase, the age of the Annuitant, and the Discretionary Income Benefit Purchase amount. If you choose to make more than one Discretionary Income Benefit Purchase, the amount of your Income Benefit Payments will be greater after each purchase. We will send you a written confirmation of the change in the Income Benefit Payment amount. Please refer to the Policy Data Page for additional information regarding how the Income Benefit Purchase Rate and the resulting Income Benefit Payment amount are determined. You may cancel a Discretionary Income Benefit Purchase within 10 days of receipt of confirmation. Once the purchase is final, any Variable Accumulation Value used to purchase Income Benefit Payments cannot be returned to the Investment Divisions, and cannot be withdrawn or surrendered. Any Variable Accumulation Value used for a Discretionary Income Benefit Purchase can only be accessed through the future receipt of Income Benefit Payments starting on the Income Benefit Payment Commencement Date. Accordingly, before you elect the IB Rider or make a Discretionary Income Benefit Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Discretionary Income Benefit Purchases is no longer invested in the Investment Divisions, and will not earn any interest. The guaranteed lifetime income amount from the IB Rider could be higher or lower than the amount you might receive if you purchased a similar product providing guaranteed lifetime income offered by us or by another company.

Subject to certain Code restrictions, you may either accelerate or defer the Income Benefit Payment Commencement Date that is shown on the Policy Data Page. An acceleration of the Income Benefit Payment Commencement Date would likely result in a lower Income Benefit Payment amount, and deferring the date would likely result in a higher payment. If you accelerate the Income Benefit Payment Commencement Date, you may not receive the benefit provided by the IB Rider. However, if you defer the date, you could die before payments begin, or you could receive fewer payments before you die. Please see “THE POLICIES — Riders — Income Benefit Rider” for additional information regarding how an acceleration or deferral of the Income Benefit Payment Commencement Date may impact your Income Benefit Payments.

Once a portion of your Variable Accumulation Value is used to make Discretionary Income Benefit Purchases that will fund your Income Benefit Payments, it is no longer available to you on a full or partial surrender of your policy, or upon a full or partial annuitization, unless the Discretionary Income Benefit Purchase is reversed and cancelled during the right to return period (see “THE POLICIES — Riders — Income Benefit Rider”).

NYL Income Plus with the IB Rider is a flexible premium deferred variable annuity. Each Premium Payment begins a new surrender charge period for that payment. There are no Investment Division restrictions for policies that include only the IB Rider. The IB Rider is automatically included with your policy at no additional cost.

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted. The amount of any income payments provided under this Policy will not be reduced by any fees or charges.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Transfer Fee	Guaranteed maximum charge: $30
Current charge: $0[2]

[1]

For policies that do not include the GFIB Rider, in Payment Years 2 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Payment Year 2; 6% during Payment Year 3; 5% during Payment Year 4; 4% during Payment Year 5; 3% during Payment Year 6; 2% during Payment Year 7; and 0% thereafter. For policies that include the GFIB Rider, the Surrender Charge is reduced each Policy Year according to the same schedule. Surrender Charges will only apply to amounts in the Variable Accumulation Value.

[2]

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed. See “Charges and Deductions—Other Charges—(f) Transfer Fees.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

Annual Policy Service Charge[2]	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge (calculated as an annualized percentage of the daily average Variable Accumulation Value).	1.35%

[2]

The Annual Policy Service Charge will be deducted from the Variable Accumulation Value only. The Annual Policy Service Charge will be waived either upon a) registration with eDelivery of all available materials that we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date (whichever comes first).

Optional Rider Charges: Guaranteed Future Income Benefit Rider

Guaranteed maximum Guaranteed Future Income Benefit Rider Fee (calculated as an annualized percentage of the average daily Unfunded Income Benefit Base over each policy quarter, deducted from the Variable Accumulation Value on a quarterly basis).	1.50%
Current Guaranteed Future Income Benefit Rider Charge	1.00%
Current and guaranteed maximum GFIB Rider Cancellation Fee (one-time charge for cancellation of the GFIB Rider; calculated as an annualized percentage of the Unfunded Income Benefit Base at the time of your request).	2.00%*

*	Currently, we are waiving this fee.

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the Policy (before any fee waiver or expense reimbursement). The

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expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of 12/31/17.	0.43%	2.74%

(#)	Shown as a percentage of average net assets for the fiscal year ended 12/31/2017. The Fund or its agents provided the fees and charges that are based on 2017 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

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Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Balanced — Service Class	0.70%	0.25%	0.04%	0.02%	1.01%	(—)	1.01%
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.02%	0.84%	1.11%	(—)	1.11%
MainStay VP Emerging Markets Equity — Service Class	1.00%	0.25%	0.18%	0.02%	1.45%	(—)	1.45%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.02%	1.07%	1.34%	(—)	1.34%
MainStay VP MacKay Growth — Service Class	0.70%	0.25%	0.04%	0.01%	1.00%	(—)	1.00%
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.02%	0.93%	1.20%	(—)	1.20%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.02%	1.01%	1.28%	(—)	1.28%
BlackRock® Global Allocation V.I. Fund — Class III	0.63%	0.25%	0.25%	0.01%	1.14%	(0.13%)	1.01	%(c)
BlackRock® High Yield V.I. Fund — Class III	0.50%	0.25%	0.28%	0.01%	1.04%	(0.11%)	0.93	%(d)
Deutsche Alternative Asset Allocation VIP — Class B	0.46%	0.25%	0.22%	0.72%	1.65%	(0.50%)	1.15	%(h)
Fidelity® VIP Equity-Income Portfolio — Service Class 2	0.44%	0.25%	0.09%	0.03%	0.81%	(—)	0.81%
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%	0.22%	0.01%	1.19%	(0.01%)	1.18	%(e)

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2017, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2017 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Absolute Return Multi-Strategy — Service Class	1.25%	0.25%	1.24%	2.74%	(—)	2.74	%(a)
MainStay VP Bond — Service Class	0.49%	0.25%	0.03%	0.77%	(—)	0.77%
MainStay VP Cushing Renaissance Advantage — Service Class	1.10%	0.25%	0.06%	1.41%	(—)	1.41%
MainStay VP Eagle Small Cap Growth — Service Class	0.81%	0.25%	0.04%	1.10%	(—)	1.10%

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Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Epoch U.S. Equity Yield — Service Class	0.68%		0.25%	0.04%	0.97%	(0.04%)	0.93	%(i)
MainStay VP Epoch U.S. Small Cap — Service Class	0.77%		0.25%	0.03%	1.05%	(—)	1.05%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.05%	0.90%	(—)	0.90%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.05%	0.87%	(—)	0.87%
MainStay VP Indexed Bond — Service Class	0.25%		0.25%	0.12%	0.62%	(—)	0.62%
MainStay VP Janus Henderson Balanced — Service Class	0.55%		0.25%	0.03%	0.83%	(—)	0.83%
MainStay VP Large Cap Growth — Service Class	0.74	%(b)	0.25%	0.02%	1.01%	(—)	1.01%
MainStay VP MacKay Common Stock — Service Class	0.54%		0.25%	0.03%	0.82%	(—)	0.82%
MainStay VP MacKay Convertible — Service Class	0.58%		0.25%	0.04%	0.87%	(—)	0.87%
MainStay VP MacKay Government — Service Class	0.50%		0.25%	0.06%	0.81%	(—)	0.81%
MainStay VP MacKay High Yield Corporate Bond — Service Class	0.56%		0.25%	0.03%	0.84%	(—)	0.84%
MainStay VP MacKay International Equity — Service Class	0.89%		0.25%	0.07%	1.21%	(—)	1.21%
MainStay VP MacKay Mid Cap Core — Service Class	0.85%		0.25%	0.04%	1.14%	(0.02%)	1.12	%(g)
MainStay VP MacKay S&P 500 Index — Service Class	0.16%		0.25%	0.03%	0.44%	(0.03%)	0.41	%(j)
MainStay VP MacKay Small Cap Core — Service Class	0.85%		0.25%	0.06%	1.16%	(—)	1.16%
MainStay VP MacKay Unconstrained Bond — Service Class	0.57%		0.25%	0.10%	0.92%	(—)	0.92%
MainStay VP MFS® Utilities — Service Class	0.72%		0.25%	0.04%	1.01%	(—)	1.01%
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.53%	1.28%	(—)	1.28%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.03%	1.02%	(—)	1.02%
MainStay VP U.S. Government Money Market — Initial Class	0.40%		0.00%	0.03%	0.43%	(—)	0.43%
MainStay VP VanEck Global Hard Assets — Initial Class	0.89%		0.00%	0.05%	0.94%	(—)	0.94%
American Funds IS® Asset Allocation Fund — Class 4	0.27%		0.25%	0.27%	0.79%	(—)	0.79%
American Funds IS® Blue Chip Income and Growth Fund — Class 4	0.39%		0.25%	0.27%	0.91%	(—)	0.91%
American Funds IS® Global Small Capitalization Fund — Class 4	0.70%		0.25%	0.29%	1.24%	(—)	1.24%
American Funds IS® Growth Fund — Class 4	0.33%		0.25%	0.27%	0.85%	(—)	0.85%
American Funds IS® New World Fund® — Class 4	0.70%		0.25%	0.31%	1.26%	(—)	1.26%

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Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement		Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
ClearBridge Variable Appreciation Portfolio — Class II	0.70%	0.25%	0.04%	0.99%	(—)		0.99%
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%	0.25%	0.03%	0.91%	(—)		0.91%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%	0.25%	0.16%	1.01%	(—)		1.01%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%	0.25%	0.17%	1.29%	(0.12%)		1.17	%(n)
Delaware VIP® Small Cap Value Series — Service Class	0.71%	0.30%	0.07%	1.08%	(—)		1.08%
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%	0.25%	0.07%	1.07%	(—)		1.07%
Fidelity® VIP Contrafund® Portfolio — Service Class 2	0.54%	0.25%	0.08%	0.87%	(—)		0.87%
Fidelity® VIP Emerging Markets Portfolio — Service Class 2	0.79%	0.25%	0.22%	1.26%	(—)		1.26%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.54%	0.25%	0.12%	0.91%	(—)		0.91%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.54%	0.25%	0.09%	0.88%	(—)		0.88%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%	0.22%	1.19%	(—)		1.19%
Janus Henderson VIT Enterprise Portfolio — Service Shares	0.64%	0.25%	0.09%	0.98%	(—)		0.98%
Janus Henderson VIT Global Research Portfolio — Service Shares	0.54%	0.25%	0.10%	0.89%	(—)		0.89%
MFS® International Value Portfolio — Service Class	0.86%	0.25%	0.05%	1.16%	(0.01	%)(k)	1.15%
MFS® Investors Trust Series — Service Class	0.75%	0.25%	0.07%	1.07%	(0.03	%)(l)	1.04%
MFS® Research Series — Service Class	0.75%	0.25%	0.08%	1.08%	(0.03	%)(m)	1.05%
Morgan Stanley VIF U.S. Real Estate Portfolio — Class II	0.80%	0.25%	0.27%	1.32%	(0.17%)		1.15	%(f)
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%	0.11%	1.20%	(0.09%)		1.11	%(o)
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%	0.03%	1.03%	(—)		1.03%
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%	0.00%	0.75%	(—)		0.75%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%	0.04%	0.79%	(—)		0.79%
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%	0.39%	0.94%	(—)		0.94%

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2017, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2017 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
(a)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.71% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2019, and may only be amended or terminated prior to that date by action of the Board.

14

(b)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement expires on May 1, 2019, and may only be amended or terminated prior to that date by action of the Board.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2019. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2019. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2019. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2019. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2019. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2019. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(e)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
(f)	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(g)	New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 1.11% of average daily net assets. This agreement will remain in effect until May 1, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(h)	Through April 30, 2019, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.53% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 0.72%). and interest expense. The agreement may only be terminated with the consent of the fund’s Board.
(i)	New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. This agreement will remain in effect until May 1, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(j)	New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.41% of average daily net assets. This agreement will remain in effect until May 1, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(k)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.15% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2019.
(l)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2019.
(m)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2019.
(n)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2019, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.17% for Class 2.
(o)	Neuberger Berman Investment Advisers LLC (“NBIA”) has undertaken through December 31, 2021 to waive fees and/or reimburse certain operating expenses, including the compensation of NBIA and excluding taxes, interest, extraordinary expenses, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and transaction costs, that exceed, in the aggregate, 1.10% of the average daily net asset value of the Mid Cap Growth Portfolio effective November 1, 2017 (1.25% prior to November 1, 2017); The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBIA within three years of the year incurred, provided such repayment would not cause a Portfolio to exceed its respective limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower.

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Guaranteed Maximum Charges Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the maximum charges and expenses of the Policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and highest possible combination of optional rider charges (using guaranteed maximum charges) where indicated. For more information on the charges reflected in these tables, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes when a Premium Payment is made, when either a Discretionary or Automatic Income Benefit Purchase is made, upon surrender of the Policy or on the Variable Account Annuity Commencement Date, or the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable.

Please Note: For purposes of the “with GFIB Rider” examples, We are assuming no Automatic Income Benefit Purchases have been made. If Automatic Income Benefit Purchases had been made, your expenses would have been lower. In addition, the Investment Division expenses used are based on allocations to the Investment Divisions with the highest expenses from Category A (Fixed Income) at 30% and Category B (Fixed Income and Equity) at 70%.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with GFIB Rider	$1,280.78	$1,654.29	$2,765.30	$5,498.32	$1,280.78	$2,215.22	$3,231.87	$5,528.32	$533.46	$1,654.29	$2,765.30	$5,498.32

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
without the GFIB Rider	$1,184.53	$1,354.97	$2,287.70	$4,651.73	$1,184.53	$1,933.30	$2,686.30	$4,681.73	$429.45	$1,354.97	$2,287.70	$4,651.73

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QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE INCOME PLUS VARIABLE ANNUITY

NOTE: The following section contains brief questions and answers about the New York Life Income Plus Variable Annuity. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Income Plus Variable Annuity?

The New York Life Income Plus Variable Annuity (NYL Income Plus) is a flexible premium deferred variable annuity policy issued by NYLIAC (modified single premium with the GFIB Rider). NYL Income Plus also includes two riders through which deferred fixed income can be purchased (See “ABOUT NYL INCOME PLUS”). You may allocate your Premium Payment to 56 Investment Divisions or one of our Asset Allocation Models, as well as the DCA Advantage Account. There are Investment Division restrictions if you select the GFIB Rider (see “ABOUT NYL INCOME PLUS” and “THE POLICIES— Riders—Guaranteed Future Income Benefit Rider (optional)”). The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the daily deduction of the Separate Account charges, amounts deducted from the Variable Accumulation Value pursuant to Automatic Income Benefit Purchases (for policies with the GFIB Rider) and Discretionary Income Benefit Purchases (if you choose to purchase income through the IB Rider), and the interest credited on amounts in the DCA Advantage Account.

2. Where can I allocate my Premium Payment(s)?

You can allocate your Premium Payment(s) to the Separate Account. Separate Account III currently consists of 89 Investment Divisions, some of which may not be available under your policy. You can also allocate your Premium Payment to one of our Asset Allocation Models. The available Investment Divisions and Asset Allocation Models offer investments in domestic and international markets. When you allocate your Premium Payment(s) to one of the Investment Divisions or Asset Allocation Models, the Separate Account will invest your Premium Payment(s) exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s), or the selected Asset Allocation Model. You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

You can also allocate your Premium Payment(s) to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

Once your Premium Payment(s) has been allocated to the Investment Divisions, Asset Allocation Models, or the DCA Advantage Account, you may make Discretionary Income Benefit Purchases for the GFIB or IB Riders, subject to certain limitations. Please see “ABOUT NYL INCOME PLUS” and “THE POLICIES— Riders—“Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider” for more information. If you select the GFIB Rider, there will be restrictions on your ability to allocate your Premium Payment among the Investment Divisions or the Asset Allocation Models (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”).

3. What charges are assessed against the policy?

Before the date we start making Variable Account Annuity Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the Policy. The policy service charge will be waived upon either a) registration with eDelivery of all available materials we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date (whichever comes first). In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and policy administration expenses (“M&E Charge”).

The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value. (See “CHARGES AND DEDUCTIONS—Other Charges—Mortality and Expense Risk And Administrative Costs Charge.”) The amount of M&E Charges assessed to your Policy will be affected by fluctuations in market performance.

Before we begin making GFIB Payments, we impose a GFIB Fee for expenses that NYLIAC assumes in connection with providing those payments. The GFIB Fee is 1.00% (annualized) of the average Unfunded Income Benefit Base. The GFIB Fee is deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. Surrender charges only apply to amounts in the Accumulation Value. This charge is assessed as a percentage of the amount withdrawn or

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surrendered during the first seven Payment Years following receipt of your Premium Payment. The percentage declines after the first Payment Year as follows:

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest portion of the Premium Payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. You may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the Premium Payment(s) if the withdrawal is made in the first Policy Year), less any prior surrender charge free withdrawals during the Policy Year; (b) the Accumulation Value less your Adjusted Death Benefit Premium Payment less any prior surrender charge free withdrawals during the Policy Year; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior surrender charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

NYL Income Plus with the GFIB Rider is a modified single premium deferred variable annuity where the surrender charge period is based on the Policy Date.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

4. What are the minimum initial and maximum additional Premium Payments?

Unless we permit otherwise, the minimum initial Premium Payment is $10,000 for both Qualified Policies and Non-Qualified Policies. We may agree to other methods of payment. If you select the GFIB Rider, we will accept additional Premium Payments (minimum of $5,000) if they are noted on your application (see “THE POLICIES— Riders—Guaranteed Future Income Benefit Rider (optional)”). Additional monies will only be accepted where a portion of your total Premium Payment, as stated on the application, comes from another source such as a Section 1035 exchange, rollover, or transfer from another institution. Any additional monies accepted toward the Premium Payment receive the same GFIB Rate. For policies with the IB Rider, the minimum additional Premium Payment is $500. The maximum aggregate Premium Payment we accept is $1,000,000 without prior approval.

Acceptance of premium payment(s) is subject to our Suitability Standards.

5. How are Premium Payments allocated?

If in Good Order, we allocate your Premium Payment(s) to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. You cannot allocate any portion of your Premium Payment(s) to the Funded Income Benefit (for policies with either the GFIB or IB Rider). Any portion of your Premium Payment received after the Policy Date will be credited to your Policy as of the close of the Business Day on which it is received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the portion of your Premium Payment you place in each Allocation Option at the time you make a Premium Payment. The minimum amount which you may place in any one Investment Division is $25, or such lower amount as we may permit. There are additional requirements with regard to the allocation of your Premium Payment if you select the GFIB Rider. (See “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”). The minimum amount which you may place in the DCA Advantage Account is $5,000. We reserve the right to limit the amount of a portion of your Premium Payment that may be placed in any one Allocation Option and/or the DCA Advantage Account and the number of Allocation Options and the DCA Advantage Account inclusively to which you may allocate your Accumulation Value. The minimum amount of a Discretionary Income Benefit Purchase is noted on the Policy Data Page. Acceptance of the Premium Payment(s) is subject to our Suitability Standards.

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6. Can we terminate your policy?

If, after the Income Benefit Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date, or an amount that is insufficient to pay the Annual Policy Service Charge, Mortality and Expense Risk and Administrative Costs Charges, and any optional rider charges, we reserve the right to terminate your Policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a Premium Payment (for polices with the IB Rider only). If we terminate your policy, we will pay you the Variable Accumulation Value of your Policy in one lump sum. If you purchase income with either the GFIB or IB Rider, we may also terminate your Policy if after the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income Payments of less than $20 on the Variable Account Annuity Commencement Date. In this event, any GFIB Payments or Income Benefit Payments that began prior to such termination will not be impacted.

7. Can I withdraw money from the policy before the Variable Account Annuity Commencement Date?

You may make withdrawals from the Accumulation Value before the Variable Account Annuity Commencement Date. Your withdrawal request must be in Good Order before we process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals.”) Please see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” for more information regarding the impact of withdrawals on GFIB Payments.

8. How will NYLIAC make Variable Account Income Payments on the Variable Account Annuity Commencement Date?

We will make Variable Account Annuity Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments over the life of the Annuitant, and will provide any amount from the Variable Account that has not been paid out upon the death of the Annuitant. Variable Account Annuity Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Variable Account Annuity Income Payments.”) We may offer other options for Variable Account Annuity Income Payments, at our discretion, where permitted by state law.

9. What happens if I die before the Variable Account Annuity Commencement Date?

Unless amended by any rider attached to the Policy, if you die before the Variable Account Annuity Commencement Date, we will pay the Beneficiary(ies) under the Policy an amount equal to the greater of:

(a)	the Accumulation Value, as of the day we receive a claim form in Good Order, or

(b)	the Adjusted Death Benefit Premium Payments.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 10. (Also see “Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”) Please see “THE POLICIES— Riders—Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider” for information regarding how Income Benefit Purchases made pursuant to the GFIB and IB Riders impact the Policy’s death benefit.

10. What happens if my spouse is the Beneficiary?

If you are the Owner and Annuitant and you die before the Variable Account Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new owner and Annuitant if he/she is also the sole Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. Please see “THE POLICIES— Riders—Income Benefit Rider” and “Guaranteed Future Income Benefit Rider (optional)” for more information regarding how spousal continuance may impact the GFIB or IB Rider.

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11. Can I return the policy after it is delivered?

You can cancel the Policy within 10 days of delivery of the Policy or such longer period as required under state law. To cancel your Policy, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive your Premium Payment less any prior partial withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the Policy or VPSC receives the Policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your Policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

12. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

13. Are policy loans available?

Policy loans are not available.

14. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important Policy statements.

15. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer service representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES — Online Service and Interactive Voice Response System.”)

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b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests, you must contact the “My Account” on www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service and Interactive Voice Response System.”)

We make IVR and online services available at our discretion. In addition, availability of IVR and online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or online service should become unavailable. E-mail inquiries that are non-transactional may be sent through the “My Account” on www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to, with regard to your Accumulation Value, make premium allocations, transfers, and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. Please note that Automatic Asset Reallocation is not available if you select the GFIB Rider.

To authorize the registered representative(s) or registered service assistants assigned to your Policy to make premium allocations, Discretionary Income Benefit Purchases and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 14 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

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FINANCIAL STATEMENTS

The consolidated statements of financial position of NYLIAC as of December 31, 2017 and 2016, and the consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2017, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on August 17, 2012. Therefore, values and units shown for 2012 are for the period from August 17, 2012 to December 31, 2012. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2017	8.55	8.40	710
2016	8.68	8.55	828
2015	9.57	8.68	1,130
2014	11.04	9.57	1,347
2013(b)	10.00	11.04	590
MainStay VP Balanced – Service Class
2017	14.05	15.21	221
2016	12.95	14.05	229
2015	13.51	12.95	288
2014	12.38	13.51	153
2013	10.32	12.38	119
2012(a)	10.00	10.32	38
MainStay VP Bond – Service Class
2017	10.13	10.36	172
2016	9.95	10.13	297
2015	10.08	9.95	343
2014	9.68	10.08	297
2013	10.02	9.68	247
2012(a)	10.00	10.02	61
MainStay VP Conservative Allocation – Service Class
2017	11.87	12.94	178
2016	11.34	11.87	215
2015	11.68	11.34	261
2014	11.38	11.68	230
2013	10.23	11.38	181
2012(a)	10.00	10.23	23
MainStay VP Cushing Renaissance Advantage – Service Class
2017	9.43	10.02	4
2016	7.44	9.43	6
2015(d)	10.00	7.44	0
MainStay VP Eagle Small Cap Growth – Service Class
2017	14.35	17.34	27
2016	13.25	14.35	34
2015	13.59	13.25	41
2014	13.47	13.59	46
2013	10.46	13.47	37
2012(a)	10.00	10.46	8
MainStay VP Emerging Markets Equity – Service Class
2017	7.59	10.69	209
2016	7.26	7.59	241
2015	8.81	7.26	312
2014	10.17	8.81	347
2013	10.92	10.17	233
2012(a)	10.00	10.92	34
MainStay VP Epoch U.S. Equity Yield – Service Class
2017	13.98	16.33	203
2016	13.54	13.98	263
2015	14.30	13.54	364
2014	13.35	14.30	422
2013	10.41	13.35	317
2012(a)	10.00	10.41	77
MainStay VP Epoch U.S. Small Cap – Service Class

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	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2017	16.31	18.59	55
2016	14.27	16.31	79
2015	15.08	14.27	94
2014	14.37	15.08	80
2013	10.59	14.37	53
2012(a)	10.00	10.59	12
MainStay VP Floating Rate – Service Class
2017	10.97	11.23	344
2016	10.28	10.97	393
2015	10.41	10.28	524
2014	10.48	10.41	694
2013	10.20	10.48	411
2012(a)	10.00	10.20	52
MainStay VP Growth Allocation – Service Class
2017	14.01	16.92	793
2016	13.23	14.01	868
2015	13.88	13.23	1,206
2014	13.45	13.88	1,190
2013	10.44	13.45	495
2012(a)	10.00	10.44	19
MainStay VP Income Builder – Service Class
2017	12.99	14.38	251
2016	12.07	12.99	292
2015	12.71	12.07	336
2014	11.95	12.71	295
2013	10.26	11.95	187
2012(a)	10.00	10.26	39
MainStay VP Indexed Bond – Service Class
2017(f)	10.00	10.04	1
MainStay VP Janus Henderson Balanced – Service Class
2017	13.22	15.40	247
2016	12.83	13.22	281
2015	12.95	12.83	324
2014	12.10	12.95	288
2013	10.24	12.10	205
2012(a)	10.00	10.24	44
MainStay VP Large Cap Growth – Service Class
2017	14.92	19.44	221
2016	15.51	14.92	232
2015	14.85	15.51	294
2014	13.64	14.85	297
2013	10.15	13.64	254
2012(a)	10.00	10.15	71
MainStay VP Mackay Common Stock – Service Class
2017	16.46	19.90	87
2016	15.33	16.46	110
2015	15.44	15.33	118
2014	13.70	15.44	97
2013	10.26	13.70	51
2012(a)	10.00	10.26	3
MainStay VP Mackay Convertible – Service Class
2017	14.28	15.74	116
2016	12.95	14.28	125
2015	13.33	12.95	159
2014	12.55	13.33	175
2013	10.17	12.55	106
2012(a)	10.00	10.17	37
MainStay VP Mackay Government – Service Class
2017	9.73	9.78	52
2016	9.78	9.73	65
2015	9.89	9.78	66
2014	9.61	9.89	58
2013	10.01	9.61	30
2012(a)	10.00	10.01	15

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	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
MainStay VP Mackay Growth – Service Class
2017	13.31	17.09	47
2016	13.47	13.31	54
2015	13.35	13.47	58
2014	12.46	13.35	55
2013	10.15	12.46	40
2012(a)	10.00	10.15	3
MainStay VP Mackay High Yield Corporate Bond – Service Class
2017	12.11	12.74	1,580
2016	10.59	12.11	1,797
2015	10.93	10.59	2,330
2014	10.91	10.93	2,324
2013	10.40	10.91	1,432
2012(a)	10.00	10.40	301
MainStay VP Mackay International Equity – Service Class
2017	11.21	14.63	311
2016	11.98	11.21	375
2015	11.47	11.98	465
2014	11.97	11.47	596
2013	10.56	11.97	472
2012(a)	10.00	10.56	116
MainStay VP Mackay Mid Cap Core – Service Class
2017	17.24	20.21	100
2016	15.75	17.24	128
2015	16.62	15.75	145
2014	14.76	16.62	148
2013	10.55	14.76	123
2012(a)	10.00	10.55	41
MainStay VP Mackay S&P 500 Index – Service Class
2017	16.10	19.25	437
2016	14.65	16.10	441
2015	14.73	14.65	557
2014	13.20	14.73	438
2013	10.16	13.20	271
2012(a)	10.00	10.16	66
MainStay VP Mackay Small Cap Core – Service Class
2017	11.79	13.22	74
2016(e)	10.00	11.79	104
MainStay VP Mackay Unconstrained Bond – Service Class
2017	10.88	11.22	1,826
2016	10.28	10.88	2,009
2015	10.71	10.28	2,727
2014	10.68	10.71	2,806
2013	10.41	10.68	1,786
2012(a)	10.00	10.41	288
MainStay VP MFS® Utilities – Service Class
2017	12.61	14.24	564
2016	11.50	12.61	692
2015	13.65	11.50	893
2014	12.31	13.65	869
2013	10.39	12.31	619
2012(a)	10.00	10.39	145
MainStay VP Moderate Allocation – Service Class
2017	12.61	14.27	550
2016	12.04	12.61	558
2015	12.44	12.04	620
2014	12.08	12.44	491
2013	10.31	12.08	256
2012(a)	10.00	10.31	41
MainStay VP Moderate Growth Allocation – Service Class
2017	13.50	15.76	1,463
2016	12.75	13.50	1,806
2015	13.27	12.75	2,340
2014	12.89	13.27	2,429

25

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2013	10.40	12.89	1,807
2012(a)	10.00	10.40	422
MainStay VP PIMCO Real Return – Service Class
2017	9.08	9.25	347
2016	8.77	9.08	424
2015	9.12	8.77	454
2014	9.04	9.12	519
2013	10.10	9.04	460
2012(a)	10.00	10.10	82
MainStay VP T. Rowe Price Equity Income – Service Class
2017	15.13	17.30	133
2016	12.93	15.13	229
2015	14.10	12.93	167
2014	13.30	14.10	207
2013	10.36	13.30	143
2012(a)	10.00	10.36	42
MainStay VP U.S. Government Money Market – Initial Class
2017	0.94	0.93	2,058
2016	0.96	0.94	3,056
2015	0.97	0.96	2,922
2014	0.98	0.97	2,612
2013	0.99	0.98	1,059
2012(a)	1.00	0.99	114
MainStay VP VanEck Global Hard Assets – Initial Class
2017	8.35	8.19	201
2016	5.91	8.35	219
2015	8.93	5.91	301
2014	11.15	8.93	252
2013	10.19	11.15	192
2012(a)	10.00	10.19	50
American Funds IS® Blue Chip Income and Growth Fund – Class 4
2017(g)	10.00	10.60	1
American Funds IS® Global Small Capitalization Fund – Class 4
2017	9.25	11.46	3
2016	9.21	9.25	2
2015(d)	10.00	9.21	7
American Funds IS® Growth Fund – Class 4
2017(g)	10.00	10.21	0
American Funds IS® New World Fund® – Class 4
2017	9.06	11.54	108
2016	8.74	9.06	135
2015	9.17	8.74	157
2014(c)	10.00	9.17	82
BlackRock® Global Allocation V.I. Fund – Class III
2017	11.69	13.11	680
2016	11.41	11.69	808
2015	11.69	11.41	1,012
2014	11.62	11.69	1,208
2013	10.29	11.62	1,095
2012(a)	10.00	10.29	255
BlackRock® High Yield V.I. Fund – Class III
2017	10.39	10.98	144
2016	9.33	10.39	157
2015	9.83	9.33	203
2014(c)	10.00	9.83	82
ClearBridge Variable Appreciation Portfolio – Class II
2017(f)	10.00	11.08	0
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2017	8.36	8.39	0
2016	7.54	8.36	1
2015(d)	10.00	7.54	0
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2017	10.32	11.37	53
2016	9.42	10.32	10

26

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2015(d)	10.00	9.42	2
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2017	17.36	19.53	21
2016	13.26	17.36	28
2015	14.35	13.26	42
2014	14.11	14.35	45
2013	10.67	14.11	27
2012(a)	10.00	10.67	5
Delaware VIP® Small Cap Value Series – Service Class
2017(g)	10.00	10.39	0
Deutsche Alternative Asset Allocation VIP – Class B
2017	10.04	10.60	25
2016(e)	10.00	10.04	15
Dreyfus IP Technology Growth Portfolio – Service Shares
2017	14.81	20.81	56
2016	14.38	14.81	59
2015	13.76	14.38	69
2014	13.09	13.76	72
2013	10.01	13.09	69
2012(a)	10.00	10.01	22
Fidelity® VIP Contrafund® Portfolio – Service Class 2
2017	15.30	18.35	1,018
2016	14.39	15.30	1,260
2015	14.53	14.39	1,606
2014	13.19	14.53	1,572
2013	10.21	13.19	1,080
2012(a)	10.00	10.21	249
Fidelity® VIP Equity-Income Portfolio – Service Class 2
2017	15.23	16.93	56
2016	13.12	15.23	72
2015	13.88	13.12	80
2014	12.97	13.88	74
2013	10.29	12.97	45
2012(a)	10.00	10.29	10
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2017	11.56	15.31	56
2016	11.71	11.56	16
2015	11.27	11.71	41
2014(c)	10.00	11.27	3
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2017	15.64	18.60	114
2016	14.16	15.64	122
2015	14.59	14.16	159
2014	13.95	14.59	154
2013	10.41	13.95	134
2012(a)	10.00	10.41	28
Invesco V.I. American Value Fund – Series II Shares
2017	12.95	14.01	10
2016	11.39	12.95	17
2015	12.74	11.39	19
2014	11.79	12.74	15
2013(b)	10.00	11.79	4
Invesco V.I. International Growth Fund – Series II Shares
2017	9.11	11.03	158
2016	9.30	9.11	198
2015	9.68	9.30	213
2014(c)	10.00	9.68	110
Janus Henderson VIT Enterprise Portfolio – Service Shares
2017(g)	10.00	10.20	0
Janus Henderson VIT Global Research Portfolio – Service Shares
2017	14.17	17.71	40
2016	14.10	14.17	30
2015	14.67	14.10	35
2014	13.87	14.67	36

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	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2013	10.98	13.87	25
2012(a)	10.00	10.98	4
MFS® International Value Portfolio – Service Class
2017(f)	10.00	11.35	25
MFS® Investors Trust Series – Service Class
2017	15.50	18.82	83
2016	14.51	15.50	98
2015	14.71	14.51	130
2014	13.47	14.71	75
2013	10.36	13.47	25
2012(a)	10.00	10.36	12
MFS® Research Series – Service Class
2017	15.42	18.73	60
2016	14.41	15.42	93
2015	14.53	14.41	93
2014	13.39	14.53	92
2013	10.28	13.39	64
2012(a)	10.00	10.28	20
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2017	12.11	12.29	97
2016	11.52	12.11	98
2015	11.46	11.52	103
2014	8.97	11.46	104
2013(b)	10.00	8.97	41
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2017	14.44	17.75	102
2016	14.05	14.44	114
2015	14.10	14.05	145
2014	13.32	14.10	100
2013	10.21	13.32	48
2012(a)	10.00	10.21	7
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2017	11.04	11.19	338
2016	10.52	11.04	377
2015	10.64	10.52	464
2014(c)	10.00	10.64	241
PIMCO VIT Low Duration Portfolio – Advisor Class
2017	9.97	9.96	102
2016(e)	10.00	9.97	44
PIMCO VIT Total Return Portfolio – Advisor Class
2017	10.16	10.50	339
2016	10.03	10.16	389
2015	10.14	10.03	454
2014(c)	10.00	10.14	225
Victory VIF Diversified Stock Fund – Class A Shares
2017	14.56	18.17	53
2016	14.21	14.56	23
2015	14.86	14.21	29
2014	13.67	14.86	32
2013	10.35	13.67	28
2012(a)	10.00	10.35	7

(a)	For the Period August 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(b)	For the Period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(c)	For the Period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(d)	For the Period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.
(e)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.
(f)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(g)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (NYLIAC) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $164.7 billion at the end of 2017. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

The Separate Account

Separate Account-III was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account’s assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent on the investment performance of the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account-III currently has 89 Investment Divisions, some of which may not be available under this policy. The portion of your Premium Payment allocated to the Investment Divisions is invested solely in the corresponding Eligible Portfolios of the relevant Fund. You may also allocate your Premium Payment to one of our Asset Allocation Models, subject to availability. Please note that there are allocation restrictions for policies that include the GFIB Rider (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”).

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is

29

whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are made available by us in connection with the policy at no extra charge. The Asset Allocation Models are designed and intended to be used within the context of your relationship with your registered representative. Currently, you can work with your registered representative to select one of five (5) Asset Allocation Models at a time, with each model specifying percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value in accordance with an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 14 of this Prospectus, calling us or going to “My Account” on www.newyorklife.com. Your request is subject to model availability.

Each Asset Allocation Model is designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. Working with your registered representative, you can use the Asset Allocation Models to help you diversify your Accumulation Value among asset classes to seek to attain an investment goal and reduce volatility over the long term.

The Asset Allocation Models are static, but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. If you select the GFIB Rider, and have opted to allocate your premium payments to one of the available Asset Allocation Models, your allocation(s) to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages. If you do not select the GFIB Rider, you may rebalance the Asset Allocation Model you selected to reflect such model’s original percentages by notifying us in writing at one of the addresses listed in Question 14 of this Prospectus.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will notify you if we offer new Asset Allocation Models, if there is a material change in our arrangement with our Asset Allocation Model designer, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any Asset Allocation Model you have selected is still suitable for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a currently offered Asset Allocation Model, subject to investment restrictions for maintaining the GFIB Rider, if applicable, you may do so by notifying us in writing at one of the addresses listed in Question 14 of this Prospectus.

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The Asset Allocation Models were designed on our behalf, and provided to us by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), a subsidiary of Legg Mason, Inc. QS Investors provided research and business support services relating to the Asset Allocation Models and selected the Investment Divisions to populate each Asset Allocation Model from information that we provided about the available Investment Divisions. The Asset Allocation Models are general in nature and not tailored or personalized for you. We are QS Investors’ sole client with respect to the Asset Allocation Models. Furthermore, QS Investors designed the Asset Allocation Models earlier this year for availability as of the date of this prospectus, and is not responsible for updating the models in response to market and economic conditions or other factors. QS Investors has authorized us to make the Asset Allocation Models available for use in connection with the policy. The Asset Allocation Models are designed and intended for use within the context of relationships between registered representatives and their clients. New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust, provided asset allocation models prior to May 1, 2018 (the “Former Asset Allocation Models”).

The currently offered Asset Allocation Models are available to all policyholders. Any Former Asset Allocation Models are available only to those policyholders who allocated to those Asset Allocation Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of a Former Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”.

You may change your allocation to a particular Asset Allocation Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model, subject to investment restrictions for maintaining the GFIB Rider, if applicable. For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions than those specified by the Asset Allocation Model, you will need to transfer out of that Asset Allocation Model and allocate your Accumulation Value to those Investment Divisions in the percentages you want. (See “THE POLICIES – Transfers”.) If you then want your Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES – Automatic Asset Reallocation”.) You may also have amounts held in the DCA Advantage Account allocated to an Asset Allocation Model.

If you wish to allocate your policy’s Accumulation Value in accordance with an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate the Asset Allocation Models and their attendant risks, and select an Asset Allocation Model that is suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representatives, we have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you and your registered representative select an Asset Allocation Model. Consequently, you along with your registered representative are responsible for your decision to allocate your Accumulation Value in accordance with the Asset Allocation Models, and for your selection of the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Variable Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value or change your premium allocation instructions. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 14, by telephone, or through “My Account” at www.newyorklife.com. (See “THE POLICIES – Transfers”.)

An Asset Allocation Model may not perform as intended. Hence, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee that your Accumulation Value will increase, or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. To keep your Accumulation Value at these initial percentages in line with your current investment objective, consider choosing the Automatic Asset Reallocation option. (See “THE POLICIES- Automatic Asset Reallocation”.)

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Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

QS Investors received, a fee from NYLIAC to design the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors is subject to competing interests that may have influenced its design of the Asset Allocation Models. For example, because affiliates of QS Investors advise Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may benefit from including the ClearBridge Variable Appreciation Investment Division in one or more of the Asset Allocation Models. Payments from NYLIAC to QS Investors to design the Asset Allocation Models may also influence QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in these Asset Allocation Models. QS Investors may not have included certain Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. QS Investors considered many factors in selecting Investment Divisions for the Asset Allocation Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investments is also subject to competing interests that impact the composition of the Asset Allocation Models as well as its design of the Former Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the Asset Allocation Models and Former Asset Allocation Models. MainStay VP Investment Divisions represent such a significant percentage of the Asset Allocation Models and the Former Asset Allocation Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the Former Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a Former Asset Allocation Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models and the Former Asset Allocation Models.

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The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS

MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: Candriam France S.A.S., Cushing Asset Management (“Cushing”), and MacKay Shields LLC (“MacKay”)	MainStay VP Absolute Return Multi-Strategy

	Subadvisers: MacKay and NYL Investors	MainStay VP Balanced

Subadviser: MacKay

MainStay VP MacKay Common Stock

MainStay VP MacKay Convertible

MainStay VP MacKay Government

MainStay VP MacKay Growth

MainStay VP MacKay High Yield Corporate Bond

MainStay VP MacKay International Equity

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay S&P 500 Index

MainStay VP MacKay Small Cap Core

MainStay VP MacKay Unconstrained Bond

	Subadviser: Cushing	MainStay VP Cushing Renaissance Advantage

	Subadvisers: Candriam Belgium and MacKay	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield MainStay VP Epoch U.S. Small Cap

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: Massachusetts Financial Services Company (“MFS”)	MainStay VP MFS® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Van Eck Associates Corporation	MainStay VP VanEck Global Hard Assets

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)

American Funds IS® Asset Allocation Fund

American Funds IS® Blue Chip Income and Growth Fund

American Funds IS® Global Small Capitalization Fund

American Funds IS® Growth Fund

American Funds IS® New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Small Cap Value Fund

Delaware VIP® Trust	Delaware Management Company	Delaware VIP® Small Cap Value Series

Deutsche Variable Series II	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	Deutsche VIP Alternative Asset Allocation

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	Fidelity® VIP Contrafund® Portfolio Fidelity® VIP Emerging Markets Portfolio Fidelity® VIP Equity-Income Portfolio Fidelity® VIP Growth Opportunities Portfolio Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Henderson VIT Enterprise Portfolio Janus Henderson VIT Global Research Portfolio

MFS® Variable Insurance Trust MFS® Variable Insurance Trust II	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series MFS® International Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of your Premium Payment to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully

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considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial Premium Payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

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In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional Premium Payments can be made. The policy is issued on the lives of individual or joint Annuitants. If the GFIB Rider is selected, it is a modified single premium policy which means no additional Premium Payments can be made, except as set forth in this Prospectus (see “THE POLICIES—Riders— Guaranteed Future Income Benefit Rider (optional)”).

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions and/or Asset Allocations Model you select, and the interest credited on the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

If you select the GFIB Rider, the Policy includes a fixed deferred income component that is determined on the Policy Date and guaranteed for the life of the Annuitant(s) (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”). The policies automatically include the IB Rider, which allows you to purchase deferred fixed income at your own pace (see “THE POLICIES—Rider—Income Benefit Rider”). GFIB Payments or Income Benefit Payments that result from either the GFIB or IB Rider, respectively, are not impacted by the investment experience of the Separate Account.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive income payments (Variable Account Annuity Income Payments, and/or GFIB Payments or Income Benefit Payments), (d) name a Payee to receive income payments (Variable Account Annuity Income Payments and/or GFIB Payments or Income Benefit Payments), and (e) transfer funds among the Investment Divisions or the Asset Allocation Models, which may be subject to certain limitations if you select the GFIB Rider. (See “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”). You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment we made or other action we took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing Policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information. A transfer of ownership may impact the benefits received under this Policy. Please refer to your Policy for more details.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your Policy. See your registered representative or contact us for specific information that may be applicable to your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

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The availability of optional Policy features may increase the cost of the Policy. Therefore, when selecting a Policy, you should consider what Policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each Policy in light of the length of time you plan to hold your Policy (i.e., your time horizon). If you intend to make multiple contributions to your Policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a Policy with a surrender charge period that is based on each Premium Payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the Policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily to provide income at a future date, and for the accumulation of retirement savings. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. a Non-Qualified Policies provide for retirement income other than through a tax-qualified plan. Qualified Policies are for use with any one of the tax-qualified plans listed below.

Section 408 or 408A Individual Retirement Annuities (IRAs), including, Roth IRAs. Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive multiple streams of guaranteed Income Payments for life after you have owned the policy for more than thirteen (13) months.

•	The flexibility to transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

For policies that do not include the GFIB Rider:

To purchase a Policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial Premium Payment. (Initial Premium Payments received in connection with 1035 exchanges and rollovers must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 14 of this Prospectus.) If the application is in Good Order, we will credit the initial Premium Payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial Premium Payments received in connection with 1035 exchanges and, rollovers, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 14 of this Prospectus.) If we cannot credit the initial Premium Payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the Premium Payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the Premium Payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

We no longer accept new applications for this policy. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. For policies with the IB Rider, the minimum additional Premium Payment is $500. The maximum aggregate Premium Payment we accept is $1,000,000 without prior approval. NYLIAC reserves

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the right to limit the dollar amount of the Premium Payment. You must allocate a minimum of $5,000 to the DCA Advantage Account.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or Premium Payment. Generally, only one policyowner is named. If we issue a jointly owned Policy, ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. Joint owners must be spouses. Acceptance of Premium Payment(s) is subject to our Suitability Standards.

For policies that include the GFIB Rider:

To purchase a Policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your Premium Payment. (A portion of the Premium Payment received in connection with 1035 exchanges and rollovers must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 14 of this Prospectus.) Any portion of the Premium Payment received after the Policy Date will only be accepted if such portion is stated on your application and comes from another source such as a Section 1035 exchange, rollover or transfer from another institution. If the application is in Good Order, we credit the Premium Payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of a portion of your Premium Payment received in connection with 1035 exchanges, and rollovers at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 14 of this Prospectus.) If we cannot credit the Premium Payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the Premium Payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the Premium Payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or Premium Payment. Generally, only one policyowner is named. If we issue a jointly owned Policy, ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. Joint owners must be spouses. Acceptance of Premium Payment(s) is subject to our Suitability Standards.

You may allocate your Premium Payment in up to 18 of the Investment Divisions, an Asset Allocation Model, as well as the DCA Advantage Account. There are allocation restrictions for policies that include the GFIB Rider (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”). If in Good Order, we will credit any portion of your Premium Payment(s) received after the Policy Date to the Policy at the close of the Business Day on which it is received by NYLIAC. Moreover, you may increase or decrease the percentages of the Premium Payment(s) (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a Premium Payment(s) is made.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity policy, or all of a life insurance policy for an annuity policy. Section 1035 also provides that an annuity policy may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both policies carefully. Remember that if you exchange a life insurance policy or annuity policy for the policy described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous policy,

•	there will be a new withdrawal charge period for this Policy,

•	other charges under this Policy may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous policy (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10 percent federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity policy for this Policy unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your Registered Representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

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Payments Returned for Insufficient Funds

If your Premium Payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20 fee for the returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment.

Your Right to Cancel (“Free Look”)

The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the Policy or such longer period as required under state law. To cancel your Policy, you needed to return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you were entitled by law to receive the Premium Payment less any prior partial withdrawals, we would have promptly returned the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the Policy or VPSC received the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We set forth the Free Look provision in your Policy.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must be between the ages of 18 and 75. If the Owner of the policy is not a natural person, the Annuitant must not be older than age 75. For Non-Qualified and Roth IRA policies, we will accept additional Premium Payments for policies with the IB Rider only; for such policies, we will accept additional Premium Payments until 12 months after you reach age 75.

For IRA, and Roth IRA plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 68 1/2 (on the April 1 after you turn 68 1/2) (18-75 for Roth IRAs). For IRA policies, we will accept additional Premium Payments for policies with the IB Rider only; for such policies, we will accept additional Premium Payments until 12 months after you reach age 68 1/2 (75 for Roth IRAs).

Transfers

You may transfer amounts between Investment Divisions of the Separate Account (including Investment Divisions used with the Asset Allocation Models) any time prior to 30 days before the Variable Account Annuity Commencement Date. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT.”) Except in connection with transfers made pursuant to Automatic Asset Reallocation and the DCA Advantage Account, the minimum amount that you may transfer between Investment Divisions is $500. Except for Automatic Asset Reallocation and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an Asset Allocation Model counts as one transfer. Any transfer made in connection with Automatic Asset Reallocation and the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. In addition, transfers made in connection with Automatic or Discretionary Income Benefit Purchases (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider”) will not count towards the twelve transfer limit. Transfers from the Investment Divisions to an Asset Allocation Model (and vice versa), as well as transfers from one Asset Allocation model to another are counted as one transfer.

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

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•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through “My Account” at www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

For policies with the GFIB Rider, individual transfers between Investment Divisions are not allowed. In order to effect an individual transfer between Investment Divisions (or allocation changes that involve an Asset Allocation Model), you will have to submit an updated Premium Payment allocation form that conforms to the Investment Division restrictions noted in this Prospectus to VPSC at one of the addresses listed in Question 14 of this Prospectus.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying fund

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy and transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Reallocation options. In addition, we will not include transfers made in connection with Automatic or Discretionary Income Benefit Purchases (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider” in these limitations.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions

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and/or an Asset Allocation Model, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Fund Transfers—our procedures are designed to limit potentially harmful fund transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

•

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

•

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of this Policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more

•	Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this Policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investments scheme. Your Policy may not be traded on any stock exchange or secondary market. By

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purchasing this Policy, you represent and warrant that you are not using this Policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

www.newyorklife.com and Interactive Voice Response System (IVR)

Through www.newyorklife.com and the IVR, you can get up-to-date information about your policy and request fund transfers and allocation changes. Policies that are jointly owned may not request transactions through www.newyorklife.com and through the IVR. We may revoke online service and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via online service or IVR is you or is authorized by you.
In order to obtain policy information online at www.newyorklife.com, you are required to register for access. Visit www.newyorklife.com, click on “My Account” and then click the “Get Started and Register” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view Policy statements, and submit Policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or online service at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or non Business Days will be processed as of the next Business Day.

We make online service at www.newyorklife.com or IVR available at our discretion. In addition, availability of online service or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

Online Service at www.newyorklife.com

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

By clicking on “My Account” at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current Policy values;

•	make transfers between Investment Divisions or Asset Allocation Models;

•	change the Investment Division allocations;

•	reset your password;

•	change your address;

•	obtain service forms;

•	view and download policy statements;

•	set up a new Automatic Asset Reallocation arrangement or modify an existing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in eDelivery of select policy materials.

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The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com and clicking on “My Account”. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week. The IVR enables you to:

•	obtain current Policy values;

•	make transfers between Investment Divisions or Asset Allocation Models;

•	change the allocation of future Premium Payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time). We record all calls with our Customer Service Representatives.

Cybersecurity Risks

Our variable product business is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, IVR, and other systems) and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Accumulation Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Accumulation Values: (iii) cause the release and possible destruction of confidential customer or business information; (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Registered Representative Actions

You may authorize a third party to have access to your Policy information and to make fund transfers, allocation changes and other permitted transactions by completing a telephone request form. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 14 of this Prospectus. The Customer Service representative will require certain identifying information (such as Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies— Transfers” for information on how to transfer assets between Investment Divisions.

NYLIAC does not permit former or current registered representatives to obtain authorization to effect Policy transactions or access policy information through the Telephone Authorization Form.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Reallocation (AAR) updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your fund transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your Policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 14 of this Prospectus. In the future, we may permit you to make partial withdrawals online. If we do, you must provide a separate authorization to us in order for your registered representative or the service assistant assigned to your policy to be able to make these transactions on your behalf. This authorization would only cover online partial withdrawals within our established online dollar amount limits for partial withdrawals. We may revoke Trading Authorization privileges

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for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your Registered Representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you select the GFIB Rider, there will be limitations on the ability of your registered representative to effect certain of the transactions described in these sections.

The DCA Advantage Account

This option, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when you make a Premium Payment. (Note that policies with the GFIB Rider are single premium policies, which means you make only one Premium Payment.) The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You can request the DCA Advantage Account in addition to the Automatic Asset Reallocation option. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 14 of this Prospectus.

You must allocate a minimum of $5,000 to the DCA Advantage Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. For policies with the GFIB Rider, you may not make transfers from the DCA Advantage Account into the Investment Divisions. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. You may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. Dollar cost averaging will begin one month from the date NYLIAC receives the Premium Payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal  1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal  1/5,  1/4,  1/3,  1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any portion of your Premium Payment(s) we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you agree to allocate a portion of your Premium Payment(s) to the DCA Advantage Account under which the 6-month term will end on December 31, 2017 and we receive the remainder of the portion of the Premium Payment(s) that you decided to allocate to the 6-month DCA Advantage Account before December 31, 2017, we will allocate such portion of the Premium Payment(s) to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2017 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial Premium Payment (Premium Payment for policies with GFIB Rider) and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

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Please note that the DCA Advantage Account cannot be used with any portion of the Funded Income Benefit. Automatic Income Benefit Purchases will not include any amounts contained in the DCA Advantage Account. Funds transferred from the DCA Advantage Account to the Investment Divisions or the Asset Allocation Model you choose may be included in any Automatic Income Benefit Purchases made in connection with the GFIB Rider, or Discretionary Income Benefit Purchases made for the IB Rider. However, amounts held in the DCA Advantage Account will be included when we determine the amount of an Automatic Income Benefit Purchase. In addition, if you select the GFIB Rider or an Asset Allocation model, your DCA Advantage Account transfer allocations must match your initial Premium Payment allocations or any subsequent reallocations. You may not make DCA Advantage Account transfers that are not in compliance with the Investment Division restrictions associated with the GFIB Rider outlined in this Prospectus. Please see “THE POLICIES—Riders- Guaranteed Future Income Benefit Rider (optional)” for more information.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 14 of this Prospectus or by any other method we make available. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently acceptable; however, we reserve the right to accept them at our discretion. You may modify an existing Automatic Asset Reallocation Option by contacting us by phone at the number provided in Question 15 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You can cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation Option, you may send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 14 of this Prospectus or contact us by phone or internet as described in Question 15 of this Prospectus. Automatic Asset Reallocation is not available with policies that include the GFIB Rider until the GFIB Rider is fully funded.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of your Premium Payment to one or more Investment Divisions or one Asset Allocation Model, and to the DCA Advantage Account. The minimum amount that you may allocate to any one Investment Division is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each Premium Payment to the DCA Advantage Account. If you elect to allocate your Premium Payment to an Asset Allocation Model, you must allocate all of your Premium Payment to such model. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate other portions of your Premium Payment(s) to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.

We will credit that portion of your Premium Payment(s) you allocate to an Investment Division or Asset Allocation Model in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as

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of the close of Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a Policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit.

(b)	Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we include an Income Benefit Rider with all policies. The Income Benefit Rider allows you to purchase deferred fixed income payments through deductions from the policy’s Variable Accumulation Value.

We also offer the Guaranteed Future Income Benefit Rider, which is available for an additional cost. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

(a)	Income Benefit Rider (“IB Rider”)

The IB Rider is included with the policy in jurisdictions where approved. The IB Rider allows you to purchase deferred fixed income at your own pace, through Discretionary Income Benefit Purchases. Each Discretionary Income Benefit Purchase that you make will buy Income Benefit Payments payable starting on the Income Benefit Payment Commencement Date.

Discretionary Income Benefit Purchases can be made at any time after the first policy quarter and twenty (20) Business Days before the Income Benefit Payment Commencement Date. If no Discretionary Income Benefit Purchases are made by you before the Income Benefit Payment Commencement Date, no Income Benefit Payment amounts will be paid to you. The minimum Discretionary Income Benefit Purchase amount is $500, and you can make no more than twelve (12) Discretionary Income Benefit Purchases in any Policy Year.

Discretionary Income Benefit Purchases are made through deductions taken from your policy’s Variable Accumulation Value. In order to make a Discretionary Income Benefit Purchase, you may send us a request in writing to one of the addresses provided in Question 14 of this Prospectus, or make a request through the online service. We will process your request for a Discretionary Income Benefit Purchase at the close of the Business Day on which it is received by NYLIAC.

Within ten (10) days after you receive written confirmation of a Discretionary Income Benefit Purchase which includes the Income Benefit Payment amount that has been funded with such purchase, you may cancel it by sending a written notice to us at one of the addresses provided in Question 14 of this Prospectus, within the ten (10) day right to return period described above. If you do not cancel the Discretionary Income Benefit Purchase, it is deemed final and will be used to provide the Income Benefit Payment amount noted in the confirmation. Once final, the amount of the Discretionary Income Benefit Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. Any Variable Accumulation Value used for a Discretionary Income Benefit Purchase can only be accessed through the future receipt of Income Benefit Payments starting on the Income Benefit Payment Commencement Date. Accordingly, before making a Discretionary Income Benefit Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Discretionary Income Benefit Purchases is no longer invested in the Investment Divisions, and will not earn any interest.

The Income Benefit Payment amount that results from a Discretionary Income Benefit Purchase is based on, among other things, the Income Benefit Purchase Rates in effect when you make a Discretionary Income Benefit Purchase, the age of the Annuitant, and the Discretionary Income Benefit Purchase amount. The guaranteed lifetime income amount from the IB Rider could be higher or lower than the amount you might receive if you purchased a similar product that offered by us or by another company.

If you choose to make multiple Discretionary Income Benefit Purchases, the amount of your future Income Benefit Payments will be greater after each purchase. We will send you a written confirmation of the change in the Income Benefit Payment amount. Please refer to the Policy Data Page for additional information regarding how the Income Benefit Purchase Rate and the resulting Income Benefit Payment amount are determined. Appendix A provides an

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example that shows how the Income Benefit Payment amount would increase through multiple Discretionary Income Benefit Purchases.

You can also make Discretionary Income Benefit Purchases on a recurring basis by setting up Systematic Discretionary Income Benefit Purchases. VPSC must receive the completed Discretionary Income Benefit Purchase Form at least 5 business days before the date transfers are scheduled to begin. If your completed request form is received 5 business days prior to the date you request it to begin, the transaction will begin on the day of the month you specify in the month following the receipt of your request, or if that day is not a business day, on the next business day. Appendix A provides an example that shows how Systematic Discretionary Income Benefit Purchases can be used to create an Income Benefit Payment amount.

Once a portion of your Variable Accumulation Value is used to make Discretionary Income Benefit Purchases that will fund your Income Benefit Payments, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Discretionary Income Benefit Purchase is reversed during the right to return period noted above. Full or partial surrenders or annuitizations of your Policy will not impact Income Benefit Payment amounts that have already been funded. Please note, however, that upon a surrender of the Policy, any Income Benefit Payment amounts will not be paid until the Income Benefit Payment Commencement Date, unless you decide to change the Income Benefit Payment Commencement Date.

You may either accelerate or defer the Income Benefit Payment Commencement Date that is shown on the Policy Data Page. The earliest Income Benefit Payment Commencement Date is thirteen (13) months from the Policy Date, and the latest date is five (5) years after the Income Benefit Payment Commencement Date shown on the Policy Data Page, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 70 1/2 for IRAs), if earlier. Also note that with Traditional IRA policies, the Income Benefit Payment Commencement Date cannot be deferred later than April 1 of the year following the Owner attaining age 70 1/2. An acceleration of the Income Benefit Payment Commencement Date would likely result in a lower Income Benefit Payment amount, and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance of dying before payments begin, or you could receive fewer payments before you die. If you choose to change the Income Benefit Payment Commencement Date, the interest rate that is used to recalculate your Income Benefit Payments will be determined according to a formula that appears on your Policy Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Income Benefit Payments for accelerations, and decrease the interest rate used to recalculate Income Benefit Payments for deferrals. Please refer to the Policy Data Page for additional information regarding how an acceleration or deferral of the Income Benefit Payment Commencement Date will impact your Income Benefit Payment amount. Appendix A includes examples that show how an acceleration or deferral of the Income Benefit Payment Commencement Date would lower or increase your Income Benefit Payments. Please note that if your policy was issued in the State of Connecticut, you cannot defer or accelerate the Income Benefit Payment Commencement Date.

In order to change the Income Benefit Payment Commencement Date, you must send VPSC a request in writing, to one of the addresses listed in Question 14 of this Prospectus (see “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date and Income Benefit Payment Commencement Date”).

The IB Rider also changes the Policy’s death benefit. If you die before the Variable Account Annuity Commencement Date and before the Income Benefit Payment Commencement Date, the Policy will end and we will pay the Beneficiary an amount equal to the greater of (i) the Total Contract Amount or (ii) the Adjusted Death Benefit Premium Payments (as modified by the IB Rider). In most cases, as the Variable Account Annuity Commencement Date and the Income Payment Commencement Date will be different; the Variable Account Annuity Commencement Date is typically later than the Income Payment Commencement Date. In addition, if your spouse is the sole primary Beneficiary, he/she may continue the Policy as the new Owner and Annuitant if certain conditions are met. In this event, if Discretionary Income Benefit Purchases have been made, we will return such purchases to the Policy’s Variable Accumulation Value pro-rata based on the Investment Division allocations in effect as of the date of death and no Income Benefit Payments will be made. Your spouse will have the ability to make Discretionary Income Benefit Purchases if no such purchases were made prior to your death. Please refer to your Policy for additional information regarding death benefit proceeds. In addition, once Income Benefit Payments begin, the death benefit payable upon your death may be less than your Premium Payment(s).

If the Annuitant is living on the Income Benefit Payment Commencement Date, we will make Income Benefit Payments under the option shown on the Policy Data Page to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Income Benefit Payments in a lump sum. This option can be exercised only three (3) times over the life of the Policy.

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NYL Income Plus with IB Rider is a flexible premium deferred variable annuity. Each Premium Payment begins a new surrender charge period for that payment. In addition, there are no Investment Division restrictions for policies that include only the IB Rider. Please refer to your Policy and the Policy Data Page for additional information regarding payment options and other details concerning the IB Rider.

(b)	Guaranteed Future Income Benefit Rider (“GFIB Rider”) (optional)

The GFIB Rider was available only in jurisdictions where approved. You can only select the GFIB Rider at the time of application. The GFIB Rider provides deferred fixed income payments that we guarantee for the life of the Annuitant, that begin on the GFIB Payment Commencement Date. We call these GFIB Payments. The amount of GFIB Payments stated on the Policy Data Page is fixed and will not change unless you take withdrawals, or surrender or annuitize your Policy, in which case the GFIB Payments will be lower. GFIB Payments are based on, among other things, the amount of your Premium Payment, the amount of any withdrawals from the policy, GFIB rates at the time of application, the age of the Annuitant, and overall market conditions. If you select the GFIB Rider, income payments (not including Variable Account Annuity Income Payments) will be provided only by this rider—no income payments will be provided by the IB Rider. All benefits under the GFIB Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

The GFIB Rider converts the Policy into a modified single premium deferred variable annuity where the surrender charge period is based on the Policy Date.

The Funded Income Benefit is that portion of the GFIB Payments that have been funded through Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases (as described below), if any. At any point, the Funded Income Benefit is the cumulative amount of Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases that have been made. The Unfunded Income Benefit, at any point, represents the portion of the GFIB Payments that have not been funded. NYLIAC will make the GFIB Payments even if there is an Unfunded Income Benefit amount on the GFIB Payment Commencement Date. Please refer to the Policy and the Policy Data Page for additional information regarding the GFIB Rider.

Automatic Income Benefit Purchases are made through deductions taken from the Policy’s Variable Accumulation Value each policy quarter according to the Automatic Income Benefit Purchase Formula. We will notify you in writing each time an Automatic Income Benefit Purchase is made, which will include the amount of the Funded Income Benefit that has been purchased.

The Automatic Income Benefit Purchase Formula is a non-discretionary mathematical formula included in the Policy and the Statement of Additional Information that, among other things, compares the current investment performance of the Investment Divisions and prevailing interest rates with past Investment Division performance and interest rates, and considers previously made Automatic and Discretionary Income Benefit Purchases. The Automatic Income Benefit Purchase Formula helps us to mitigate the risk of a significant shortfall in the Funded Income Benefit available to generate GFIB Payments due to poor performance of the Investment Divisions or low GFIB Rates. The formula also increases the likelihood that there will be sufficient purchases made by the GFIB Payment Commencement Date to fund your GFIB Payments. Please refer to the Policy Data Page and the Statement of Additional Information for additional information regarding the Automatic Income Benefit Purchase Formula.

Generally, the Automatic Income Benefit Purchase Formula will use more of your Variable Accumulation Value to purchase the Funded Income Benefit in unfavorable market conditions, low interest rate environments or if you are closer to the GFIB Payment Commencement Date. The formula will use less of your Variable Accumulation Value in favorable market conditions or if you are farther away from the GFIB Payment Commencement Date. Appendix B includes examples that show how the Automatic Income Benefit Purchase Formula would work, and how GFIB Payments would be funded in favorable and unfavorable market scenarios. The guaranteed lifetime income amount from the GFIB Rider could be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company, or purchased a similar product on the Income Benefit Payment Commencement Date.

All of your Variable Accumulation Value may be applied towards Automatic Income Benefit Purchases. Automatic Income Benefit Purchases are limited per Policy Quarter to 10% of your previous Policy Quarter’s Variable Accumulation Value, except for the final Automatic Income Benefit Purchase made twenty (20) Business Days before the GFIB Payment Commencement Date which has no limitation. You can cancel the last Automatic Income Benefit Purchase up to five (5) Business Days prior to the GFIB Payment Commencement Date by sending us a request in writing at one of the addresses noted in Question 14 of this Prospectus. If you cancel the last Automatic Income Benefit Purchase, we will return the amount of such purchase to the Variable Accumulation Value, and you will receive GFIB Payments based on the amount that was funded immediately prior to the last Automatic Income Benefit Purchase on the GFIB Payment

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Commencement Date. Please contact your registered representative or one of our customer service representatives for additional information regarding the last Automatic Income Benefit Purchase.

The Funded Income Benefit can also be purchased with Discretionary Income Benefit Purchases (see “THE POLICIES—Riders—Income Benefit Rider”). Discretionary Income Benefit Purchases can accelerate the funding of your GFIB Payments, or can provide additional GFIB Payment amounts if Discretionary Income Benefit Purchases are made after your GFIB Payments are fully funded. With the GFIB Rider, you can make Discretionary Income Benefit Purchases only if the Variable Accumulation Value is greater than the Unfunded Income Benefit divided by the Income Purchase Rate in effect at the time of such purchase. Appendix B includes an example that shows how Discretionary Income Benefit Purchases would impact your GFIB Payments.

Except as described above, any Variable Accumulation Value used to purchase GFIB payments cannot be returned to the Investment Divisions, and cannot be withdrawn or surrendered. Any Variable Accumulation Value used for an Automatic or Discretionary Income Benefit Purchase can only be accessed through the future receipt of GFIB Payments, starting on the GFIB Payment Commencement Date. Accordingly, before electing the GFIB Rider or making a Discretionary Income Benefit Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases is no longer invested in the Investment Divisions, and will not earn any interest.

If you select the GFIB Rider, Investment Division restrictions will apply to the Investment Divisions that you may choose during the accumulation phase. These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your Premium Payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of our available Asset Allocation Models. The Asset Allocation Categories for your policy depend on when it was issued. The Asset Allocation Categories for policies purchased prior to May 1, 2013 are set forth in Appendix C. The Asset Allocation Categories for policies purchased from May 1, 2013 to April 30, 2014 are set forth in Appendix D. The Asset Allocation Categories for policies purchased on or after May 1, 2014 are set forth in Appendix E. The Asset Allocation Models available with the GFIB Rider are set forth in Appendix F.

Once you have allocated your Premium Payment we will automatically rebalance your allocation(s) on a quarterly basis to stay within the stated limits. You can make individual transfers between Investment Divisions, or change to a different Asset Allocation Model, only by sending a reallocation form to VPSC at one of the addresses listed in Question 14 of this Prospectus. Each reallocation of your Premium Payment will count as one transfer. We will process your reallocation request by the close of the Business Day that it is received by NYLIAC, so long as the revised allocation(s) are within the stated limits. Also note that the Investment Division restrictions may limit the growth potential of the Policy’s Variable Accumulation Value.

Partial withdrawals of your Variable Accumulation Value taken from your policy before the GFIB Payment Commencement Date will, in many cases, lower your GFIB Payments; however, they will have no impact on the portion of GFIB Payments that have already been funded. If you fully surrender your Policy before the GFIB Payment Commencement Date, the portion of your GFIB Payments that have been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you starting on the GFIB Payment Commencement Date. Please refer to the Policy Data Page for more information regarding the impact of partial withdrawals or surrenders on the GFIB Payment amount. All amounts taken from the Investment Divisions for either partial withdrawals or purchases to fund your GFIB Payments will be processed on a pro-rata basis. Appendix B provides examples that show how the GFIB Payment could be impacted by either a partial withdrawal or surrender of the Policy.

You may either accelerate or defer the GFIB Payment Commencement Date that is shown on the Policy Data Page. The earliest GFIB Payment Commencement Date is thirteen (13) months from the Policy Date, and the latest date is five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85. Also note that with Traditional IRA polices, the GFIB Payment Commencement Date cannot be deferred later than April 1 of the year following the owner attaining age 70 1/2. An acceleration of the GFIB Payment Commencement Date would likely result in a lower GFIB Payment amount, and deferring the date would likely result in a higher payment. If you choose to change the GFIB Payment Commencement Date, the interest rate that is used to recalculate your GFIB Payments will be determined according to a formula that appears on your Policy Data Page. The formula includes a factor that will increase the interest rate used to recalculate the GFIB Payments for an acceleration of the GFIB Payment Commencement Date, and decrease the interest rate used to recalculate the GFIB Payments for deferrals. Please refer to the Policy Data Page for additional information regarding how an acceleration of the GFIB Payment Commencement Date would impact your GFIB Payments. Appendix B includes examples that show how an acceleration or deferral of the GFIB Payment Commencement Date would lower or increase the GFIB Payment amount.

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In order to change the GFIB Payment Commencement Date, you must send VPSC a request in writing to one of the addresses listed in Question 14 of this Prospectus (see “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date and Income Benefit Payment Commencement Date”).

If you elect to apply your entire Variable Accumulation Value to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date, you will not receive GFIB Payments if no portion of the Funded Income Benefit was purchased as of the date of your election. If on the date you elect to apply the entire Variable Accumulation Value to receive Variable Account Annuity Income Payments, only a portion of the Funded Income Benefit has been purchased, we will use such portion to pay you a reduced GFIB Payment amount on the GFIB Payment Commencement Date.

Your GFIB Payment may also be reduced in the event that you elect to apply a portion of your Variable Accumulation Value to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date. Please refer to the Policy and the Policy Data Page for additional information regarding the impact of receiving Variable Account Annuity Income Payments before the GFIB Payment Commencement Date. All amounts taken from the Investment Divisions for partial annuitizations will be processed on a pro-rata basis. Appendix B includes examples that show how the GFIB Payment would be impacted if either a portion or the entire Variable Accumulation Value is used to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date.

The GFIB Rider also changes the Policy’s death benefit. If you die before the Variable Account Annuity Commencement Date and before the GFIB Payment Commencement Date, the Policy will end and we will pay the Beneficiary an amount equal to the greater of (i) the Total Contract Amount or (ii) the Adjusted Death Benefit Premium Payments (as modified by the GFIB Rider). In most cases the Variable Account Annuity Commencement Date and the GFIB Payment Commencement Date will be different; as the Variable Account Annuity Commencement Date is typically later than the GFIB Payment Commencement Date. In addition, if your spouse is the sole primary Beneficiary, he/she may continue the Policy as the new Owner and Annuitant if certain conditions are met. In this event, if Automatic or Discretionary Income Benefit Purchases have been made, we will return such purchases to the Policy’s Variable Accumulation Value, cancel the GFIB Rider (the GFIB Rider Cancellation Fee, if applicable, will not be assessed in this case), and no GFIB Payments will be made. Your spouse will have the ability to make Discretionary Income Benefit Purchases if no such purchases were made prior to your death. Please refer to your Policy for additional information regarding death benefit proceeds. In addition, once GFIB Payments begin, the death benefit payable upon your death may be less than your Premium Payment.

If the Annuitant is living on the GFIB Payment Commencement Date, we will make GFIB Payments under the option shown on the Policy Data Page to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Income Benefit Payments in a lump sum. This option can be exercised only three (3) times over the life of the Policy. Please refer to your Policy and the Policy Data Page for additional information regarding payment options concerning the GFIB Rider.

You may cancel the GFIB Rider at any time after the right to return period. To cancel the rider, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus with a written request for cancellation. However, we will deduct a GFIB Rider Cancellation Fee from your Variable Accumulation Value and we will not refund any GFIB Fees that may have been deducted (see “OTHER CHARGES—GFIB Rider Cancellation Fee”. Currently, we are waiving this fee). Upon receipt of this request, we will promptly cancel the GFIB Rider and will stop assessing the GFIB Fee. Please note that the Policy will continue as a modified single premium policy and surrender charges will be calculated based on the Policy Date. All other provisions of the GFIB Rider will revert back to those contained in the Policy and the IB Rider. The cancellation of the GFIB Rider will be effective as of the date VPSC receives your cancellation request. If you cancel the GFIB Rider, the portion of your GFIB Payments that have been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you starting on the GFIB Payment Commencement Date.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 14 and 15 of this Prospectus. Faxed and e-mailed requests are not currently acceptable; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation of the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

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Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 15 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from your Premium Payment, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your Policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time all or any portion of your Premium Payment is in your Policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem your Premium Payment to be withdrawn on a first-in, first-out basis, in the event that we do not receive all of your Premium Payment at once. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year after which no charge is made as shown on the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

For policies with the GFIB Rider, the surrender charge period is based on the Policy Year. Therefore, with the GFIB Rider, unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Policy Year is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Policy Year, until the seventh Policy Year, after which no charge is made.

Exceptions to Surrender Charges

We will not assess a surrender charge:

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(a)	on amounts you withdraw in any Payment Year (Policy Year for policies that include the GFIB Rider) that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the Premium Payment if the withdrawal is made in the first Payment Year) less any prior surrender charge free withdrawals during the Payment Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less your Adjusted Death Benefit Premium Payment less any prior surrender charge free withdrawals during the Policy Year.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner;

(d)	when you select a Variable Account Annuity Income Payment option in any Payment Year (Policy Year for policies that include the GFIB Rider) after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(g)	when the aggregate surrender charges under a policy exceed 9.0% of the total Premium Payments.

Other Charges

(a)	Mortality and Expense Risk and Administrative Costs Charge

Prior to the Variable Account Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value. The M&E Charge may vary based on the Accumulation Value of the Policy when the M&E charge is assessed. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses. The M&E Charges assessed to your Policy will be affected by fluctuations in market performance. However, this M&E Charge structure may be more advantageous in a flat or declining market. For policies with the GFIB Rider, we will not assess M&E Charges if the policy no longer has a Variable Accumulation Value.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Variable Account Annuity Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b)	Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the Policy. The annual policy service charge will be waived either upon a) registration with eDelivery of all available materials that we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date (whichever comes first) we deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Account Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the Policy such as collecting, processing and confirming Premium Payments and establishing and maintaining the available methods of payment.

(c)	Guaranteed Future Income Benefit Fee

Prior to the GFIB Payment Commencement Date, we deduct the Guaranteed Future Income Benefit Fee (“GFIB Fee”) from your policy. The GFIB Fee is 1.00% (annualized) of the average Unfunded Income Benefit Base. The GFIB

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Fee is deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter. We expect to profit from this charge. We do not assess the GFIB Fee after the GFIB Payment Commencement Date.

(d)	GFIB Rider Cancellation Fee

If you cancel the GFIB Rider, we will deduct a one-time GFIB Rider Cancellation Fee from your Variable Accumulation Value. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 14 of this Prospectus) receives your cancellation request in Good Order. (See “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)”). We will deduct the GFIB Rider Cancellation Fee from each Allocation Option in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your Policy. However, surrender charges may apply.

We will not change the fee for a particular Policy once you decide to select the GFIB Rider. The maximum GFIB Rider Cancellation Fee is 2.00% of the average Unfunded Income Benefit Base at the time that you elect to cancel the GFIB Rider. We may set a lower charge or waive the fee at our sole discretion. Currently, we are waiving this fee.

(e)	Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the Policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from you Accumulation Value or transaction proceeds.

(f)	Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under the DCA Advantage Account and Automatic Asset Reallocation do not count toward this transfer limit. For policies with the GFIB Rider, individual transfers are not allowed and each reallocation of assets will count as one transfer (See “THE POLICIES- Riders- Guaranteed Future Income Benefit Rider (optional)”). Transfers to or from an Asset Allocation Model will also count as one transfer.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your Policy either (i) when a Premium Payment is made, (ii) upon surrender of the Policy, (iii) on the Variable Account Annuity Commencement Date, GFIB Payment Commencement Date, or the Income Benefit Payment Commencement Date, as applicable, or (iv) when either a Discretionary or Automatic Income Benefit Purchase is made pursuant to the IB or GFIB Rider, respectively. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Variable Account Annuity Commencement Date, the GFIB Payment Commencement Date, or the Income

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Benefit Payment Commencement Date, as applicable. Please note that withdrawals or surrenders with policies that include the GFIB Rider that are effected before the GFIB Payment Commencement Date will decrease the amount of any GFIB Payments provided under the rider. (See “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional).”)

To request a surrender or withdrawal, you must send a written request in Good Order to VPSC at one of the addresses listed on Question 14 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Variable Accumulation Value at the end of the Business Day that VPSC receives the written request, less any surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the Policy (taking into account any prior withdrawals) may be more or less than your Premium Payment.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a)	Surrenders

You can only surrender the portion of the Policy’s assets that are in the Accumulation Value. No amounts can be withdrawn from the Funded Income Benefit, even in connection with a surrender request. Upon surrender of this policy, you will receive the Accumulation Value, less any applicable surrender charges and policy service charges.

At surrender, the Funded Income Benefit (for policies with the GFIB or IB Rider), will be used to provide either reduced GFIB Payments or Income Benefit Payments on the GFIB Payment Commencement Date or Income Benefit Payment Commencement Date (See “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date or Income Benefit Payment Commencement Date”). For policies with the GFIB Rider, if no Automatic or Discretionary Income Benefit Purchases have been made, no GFIB Payments will be payable. For Policies with the IB Rider only, if no Discretionary Income Benefit Purchases have been made, no Income Benefit Payments will be payable.

We may also deduct any state premium tax, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Variable Account Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation Of Annuities In General.”)

(b)	Partial Withdrawals

Partial withdrawals can only be made from the Accumulation Value, and any amounts withdrawn (including any surrender charge free amounts) before the GFIB Payment Commencement Date may reduce the amount of your GFIB Payments (for policies with the GFIB Rider) which were guaranteed as of the Policy Date. No partial withdrawals can be made from the Funded Income Benefit. Please refer to the Policy Data Page for more information regarding how partial withdrawals will reduce your GFIB Payments. If a partial withdrawal is made before any Automatic Income Benefit Purchases have been made, the unfunded Income Benefit amount guaranteed as of the Policy Date will be reduced proportionally to the reduction in the Accumulation Value resulting from the partial withdrawal.

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options and/or the DCA Advantage Account in accordance with your request. For policies with the GFIB

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Rider, partial withdrawals will be deducted on a pro-rata basis. If you do not specify how to allocate a partial withdrawal among the Allocation Options and/or the DCA Advantage Account, we will allocate the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online, through “My Account” at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation Of Annuities In General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If, after either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, honoring a partial withdrawal request would result in a Variable Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right. If we terminate your Policy, we will pay you the Variable Accumulation Value of your Policy in one lump sum. Any GFIB Payments or Income Benefit Payments being made to you or the Payee you designate will not be impacted by our exercise of this right.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owners(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 14 of this Prospectus. Faxed and e-mailed requests are not currently acceptable; however, we reserve the right to accept them at our discretion.

(c)	Periodic Partial Withdrawals

For policies with the IB Rider, you may elect to receive regularly scheduled partial withdrawals from the policy. For policies with the GFIB Rider, you may elect to receive regularly scheduled partial withdrawals from the policy once the Unfunded Income Benefit is fully funded or the GFIB Rider is cancelled. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 14 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently acceptable; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division. You may not make periodic partial withdrawals from the DCA Advantage Account.

Required Minimum Distribution Option

For IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2.

Our Right to Cancel

If, after the Income Benefit Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date, or an amount that is insufficient to pay the Annual Policy Service Charge, Mortality and Expense Risk and Administrative Costs Charges, and any optional rider charges, we reserve the right to terminate your Policy subject to applicable state laws. We will notify you of our intention to exercise this right and, provided that you are not

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older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a Premium Payment (for policies with the IB Rider only). If we terminate your policy, we will pay you the Accumulation Value of your Policy in one lump sum. We may also terminate your Policy if after either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, the Variable Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date. Any GFIB Payments or Income Benefit Payments being made to you or the Payee you designate will not be impacted by our exercise of this right.

Variable Account Annuity Commencement Date

The Variable Account Annuity Commencement Date is the date specified on the Policy Data Page. The Variable Account Annuity Commencement Date is the day that Variable Account Annuity Income Payments are scheduled to commence unless the Policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Variable Account Annuity Commencement Date is the first Policy Anniversary.

If we agree, you may change the Variable Account Annuity Commencement Date to an earlier date. If we agree, you may also defer the Variable Account Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. For policies with the GFIB Rider, if you change the Variable Account Annuity Commencement Date to begin receiving Variable Account Annuity Income Payments before the GFIB Payment Commencement Date, and the GFIB is not fully funded, the Funded Income Benefit as of the date Variable Account Annuity Income Payments commenced will be used to provide reduced GFIB Payments, beginning on the GFIB Payment Commencement Date. For policies with the IB Rider, if you change the Variable Account Annuity Commencement Date to begin receiving Variable Account Annuity Income Payments before the Income Benefit Payment Commencement Date, the Funded Income Benefit as of the date Variable Account Annuity Income Payments commenced will be used to provide Income Benefit Payments, starting on the Income Benefit Payment Commencement Date. If there is no Funded Income Benefit, on the date that you begin receiving Variable Account Annuity Income Payments, no GFIB Payments or Income Benefit Payments, respectively, will be made.

To request a change to the Variable Account Annuity Commencement Date to an earlier date or defer it to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 14 of this Prospectus. The Variable Account Annuity Commencement Date and Variable Account Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

GFIB Payment Commencement Date

The GFIB Payment Commencement Date is the date specified on the Policy Data Page. The GFIB Payment Commencement Date is the day that GFIB Payments are scheduled to commence. You may receive GFIB Payments even if you surrender the Policy (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders”).

If we agree, you can change the GFIB Payment Commencement Date to an earlier date. The earliest possible GFIB Payment Commencement Date is thirteen (13) months after the Policy Date. The latest possible GFIB Payment Commencement Date is five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page. You may change the GFIB Payment Commencement Date to an earlier date only once while the Annuitant is living. If you change the GFIB Payment Commencement Date to an earlier date, your GFIB Payments will be reduced based on mortality table assumptions, and an indexed-based interest rate plus an interest rate change adjustment as shown on the Policy Data Page.

To change the GFIB Payment Commencement Date to an earlier date, subject to the constraints noted above, you must send a written notice in Good Order to VPSC at one of the addresses listed in Question 14 of this Prospectus at least sixty (60) days prior to the new GFIB Payment Commencement Date. The change will take effect as of the date we received your signed notice. We will notify you in writing of your revised GFIB Payment amount and new GFIB Payment Commencement Date.

For Qualified Policies (other than Roth IRAs), the GFIB Payment Commencement Date cannot be later than April 1 of the year following the year in which you attain age 70 1/2. For Qualified Policies, a change in the GFIB Payment Commencement Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If such change in the GFIB Payment Commencement Date would result in GFIB Payments that violate such Code restrictions, we will inform you that you may revise your request to an allowable GFIB Payment Annuity Commencement

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Date. If the GFIB Payment Commencement Date is accelerated by five years or less, we will increase the GFIB Payments, if necessary, to an amount that will satisfy such Code restrictions. For consistency, such an increase will also apply to Non Qualified Policies.

The disclosure in this section equally applies to any change of the Income Benefit Payment Commencement Date, which could result in an adjusted Income Benefit Payment amount.

Death Before Annuity Commencement

Unless amended by any rider attached to the Policy, if the Owner dies prior to the Variable Account Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 14 of this Prospectus. Generally, NYLIAC will issue a Policy to joint owners so long as such joint owners are spouses. All ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value; or

(b)	the Adjusted Death Benefit Premium Payments.

Please see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider” for information regarding what happens if you die prior to the Variable Account Annuity Commencement Date and either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, respectively.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under the Life with Cash Refund Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant (See “DISTRIBUTIONS UNDER THE POLICY—Variable Account Annuity Income Payments”); or

(ii)	under another Variable Account Annuity Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Variable Account Annuity Income Payments”.)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Variable Account Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. If your spouse exercises the spousal continuance option, any amounts contributed to the Funded Income Benefit will be returned to the policies Variable Accumulation Value and no GFIB Payments or Income Benefit Payments will be payable.

We will make any distribution or application of Policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 14 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

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Variable Account Income Payments

(a)	Election of Variable Account Annuity Income Payment Options

We will make Variable Account Annuity Income Payments under the Life with Cash Refund payment option. However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. (See “ANNUITY AND INCOME PAYMENTS” in the Statement of Additional Information.) We will require that a lump sum payment be made if the Variable Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Variable Account Annuity Commencement Date. To change the Variable Account Annuity Income Payment option to another option that we make available or to request another method of payment prior to the Variable Account Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 14 of this Prospectus. However, once payments begin, you may not change the option. We may require proof of birth date before Variable Account Annuity Income Payments begin. For Variable Account Annuity Income Payment options involving life income (if we make such options available), the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. Under the Life with Cash Refund payment option, we will provide any amount from the Variable Account that has not been paid out upon the death of the Annuitant. NYLIAC does not currently offer variable Account Annuity Income Payment options.

After the first Policy Year, a policyholder may elect to apply a portion of the Variable Accumulation Value toward one of the Variable Account Annuity Income Payment options we may offer, while the remainder of the Policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this Policy. The Variable Accumulation Value will be reduced by the amount placed under one of the Variable Account Income Payment options we may offer. Under a partial annuitization, the policy’s Variable Accumulation Value, any riders under the Policy and any charges assessed will be treated the same as they would under any other withdrawal from the Policy’s Variable Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Variable Account Annuity Income Payment options involving life income, the Payee may not receive Variable Account Annuity Income Payments equal to the total Premium Payments made under the Policy if the Annuitant dies before the actuarially predicted date of death. We base Variable Account Annuity Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the Policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b)	Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Variable Account Annuity Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

GFIB Payments and Income Benefit Payments

On the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, we will start to make either GFIB Payments or Income Benefit Payments to you, or the Payee designated by you, if the Annuitant is living on the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, and the Premium Payment has been made. You cannot cancel GFIB Payments or Income Benefit Payments. Please note, however, that GFIB Payments and Income Benefit Payments may be subject to modification as a result of certain transactions described in this Prospectus (see “THE POLICIES— Riders—Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider;” “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals” and “GFIB Payment Commencement Date and Income Benefit Payment Commencement Date”).

GFIB Payments or Income Benefit Payments will continue as long as the Annuitant is living. The amount of GFIB Payments is determined at the time of application, and is not dependent on the performance of the underlying Investment Divisions. Income Benefit Payments are not determined as of the Policy Date, but they are also not dependent on the performance of the Investment Divisions. GFIB Payments are based on, among other things, the amount of your Premium Payment, GFIB Rates at the time of application, the age of the Annuitant, and overall market conditions. Income Benefit Payments are based on, among other things, Income Benefit Purchase Rates in effect when you make a Discretionary Income Benefit Purchase, the Discretionary Income Benefit Purchase amount, and the attained age of the Annuitant on the date of the purchase.

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No GFIB Payments or Income Benefit Payments will be payable to you if (i) you die before either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, and there is no Funded Income Benefit on such date, (ii) you surrender the policy before the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, and there is no Funded Income Benefit on such date, or (iii) your spouse continues the policy as the new Annuitant upon your death.

Delay of Payments

We will pay any amounts due from the Separate Account under the Policy within seven days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 14 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the Policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (“NYSE”) is closed for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

2.	We may delay payment of any amounts due from the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the DCA Advantage Account. We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a Premium Payment and/or “freeze” a Policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a Policy or an account is frozen, the Variable Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Variable Account Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 14 of this Prospectus, by using “My Account” at www.newyorklife.com or you can utilize any other method we make available. If before the Variable Account Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary. The proceeds noted in this section that may be payable to one or more Beneficiaries do not include GFIB Payments or Income Benefit Payments, which end when the Annuitant dies.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including

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addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 14 of the Prospectus.

THE DCA ADVANTAGE ACCOUNT

The DCA Advantage Account is held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws.

NYLIAC will set interest rates in advance for each date on which we may receive a portion of the Premium Payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your Policy. Portions of the Premium Payment transferred into the DCA Advantage Account will receive the applicable interest rate in effect on the Business Day we receive such portion of the Premium Payment. Interest rates for subsequent transfers made into the DCA Advantage Account may be different from the rate applied to prior transfers made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

With respect to the GFIB and IB Rider, no amounts will be deducted from the DCA Advantage Account in connection with either Automatic or Discretionary Income Benefit Purchases. Amounts in the DCA Advantage Account can only be used in connection with Automatic or Discretionary Income Benefit Purchases after such amounts have been transferred to the Variable Accumulation Value. However, amounts in the DCA Advantage Account will be included when we determine the amount of an Automatic Income Benefit Purchase.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a Premium Payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. The U.S. Treasury Department and Internal Revenue Service have not addressed every aspect of the federal income tax treatment of this product or the application of certain law to this type of product. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

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Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of GFIB Payments (for policies with the GFIB Rider) or Income Benefit Payments (for policies with the IB Rider) before the Variable Account Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the GFIB Payments (or the Income Benefit Payments, as the case may be) and the Variable Account. Although there is some uncertainty regarding when the investment in the contract should be allocated, we believe that allocation at commencement of the GFIB Payments (or Income Benefit Payments, as the case may be) is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met). In light of this uncertainty, however, you should consult a tax adviser before making any Automatic or Discretionary Income Benefit Purchases.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

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All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) new gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distribution or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that a withdrawal from or surrender of the Policy described in this prospectus within 180 days of a partial exchange of such Policy for a long-term care insurance policy should not result in adverse tax consequences, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 591/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

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(a) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(b) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

The Qualified Policies are subject to the required minimum distribution (“RMD”) rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once GFIB Payments (for policies with the GFIB Rider) or Income Benefit Payments (for policies with the IB Rider) begin, we believe You will be treated as having two separate policies for purposes of satisfying these RMD rules. The GFIB Payments or the Income Benefit Payments (as the case may be) should automatically satisfy the RMD requirements with respect to the Cumulative Income Benefit Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Variable Accumulation Value. The GFIB Payments or the Income Benefit Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Variable Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

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The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Income Plus Variable Annuity policies issued during fiscal years ended December 31, 2017, 2016 and 2015 were $114,806, $54,844 and $1,139,006, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

64

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Income Plus Variable Annuity Statement of Additional Information.

The New York Life Income Plus Variable Annuity Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, New York 10159

Please send me a New York Life Income Plus Variable Annuity Statement of Additional Information

dated May 1, 2018

Name

Address

City                                                                 State                                              Zip

65

APPENDIX A — IB RIDER EXAMPLES

The following examples demonstrate how your policy would work if you choose to purchase income (through Discretionary Income Benefit Purchases) with the IB Rider. The examples show how the policy’s Accumulation Value, Funded Income Benefit and Income Benefit Payments (if any), and guaranteed death benefit would vary over an extended period of time assuming certain hypothetical annual gross rates of return. The examples will assist in the comparison of the Accumulation Value and death benefit of the Policy, as well as the potential income benefit, with other variable annuity policies that include a fixed deferred income component.

The examples reflect assumed Mortality and Expense Risk and Administrative Charges, annual policy service charges, surrender charges (where applicable), and fees associated with the Investment Divisions offered under the Policy. The values shown deduct charges using simplified assumptions. For example, actual M&E charges are deducted daily and may be slightly higher or lower than shown for any given policy year. With regard to Investment Division fees, the examples reflect total assumed investment advisory fees together with other expenses incurred by the Investment Divisions of 1.00% of the average daily net assets of the Investment Divisions, after any applicable expense reimbursements. Please refer to the Table of Fees and Expenses in this Prospectus for details of the underlying Investment Division fees. The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a personalized illustration that shows how the IB Rider might hypothetically work in your situation.

A-1

IB Rider Example with Multiple Discretionary Income Benefit Purchases with Favorable Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	2.87%	—	102,873.07	9.79%	—	—	—	102,873.07
62	2	102,873.07	2.48%	—	105,427.73	9.23%	—	—	—	105,427.73
63	3	105,427.73	2.48%	—	108,046.52	8.72%	—	—	—	108,046.52
64	4	108,046.52	2.48%	—	110,731.12	8.25%	—	—	—	110,731.12
65	5	110,731.12	1.92%	25,000.00	87,860.11	7.82%	2,013.25	2,013.25	25,000.00	112,860.11
66	6	87,860.11	1.76%	25,000.00	64,408.33	7.40%	1,904.25	3,917.50	50,000.00	114,408.33
67	7	64,408.33	2.47%	—	65,996.20	7.02%	—	3,917.50	50,000.00	115,996.20
68	8	65,996.20	2.47%	—	67,623.98	6.67%	—	3,917.50	50,000.00	117,623.98
69	9	67,623.98	2.47%	—	69,297.41	6.34%	—	3,917.50	50,000.00	119,297.41
70	10	69,297.41	2.47%	—	71,009.19	5.90%	—	3,917.50	50,000.00	121,009.19

The designated Payee will receive Income Benefit Payments of $3,917.50 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-2

IB Rider Example with Multiple Discretionary Income Benefit Purchases with 0% Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 0%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	-2.08%	—	97,922.32	9.79%	—	—	—	100,000.00
62	2	97,922.32	-2.43%	—	95,539.93	9.23%	—	—	—	100,000.00
63	3	95,539.93	-2.43%	—	93,214.79	8.72%	—	—	—	100,000.00
64	4	93,214.79	-2.43%	—	90,945.53	8.25%	—	—	—	100,000.00
65	5	90,945.53	-1.78%	25,000.00	64,326.43	7.82%	2,013.25	2,013.25	25,000.00	100,000.00
66	6	64,326.43	-1.52%	25,000.00	38,351.25	7.40%	1,904.25	3,917.50	50,000.00	100,000.00
67	7	38,351.25	-2.48%	—	37,400.31	7.02%	—	3,917.50	50,000.00	100,000.00
68	8	37,400.31	-2.48%	—	36,472.23	6.67%	—	3,917.50	50,000.00	100,000.00
69	9	36,472.23	-2.49%	—	35,564.08	6.34%	—	3,917.50	50,000.00	100,000.00
70	10	35,564.08	-2.49%	—	34,679.99	5.90%	—	3,917.50	50,000.00	100,000.00

The designated Payee will receive Income Benefit Payments of $3,917.50 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-3

IB Rider Example with Multiple Discretionary Income Benefit Purchases with Unfavorable Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is -5%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	-7.03%	—	92,971.64	9.79%	—	—	—	100,000.00
62	2	92,971.64	-7.35%	—	86,138.18	9.23%	—	—	—	100,000.00
63	3	86,138.18	-7.35%	—	79,804.85	8.72%	—	—	—	100,000.00
64	4	79,804.85	-7.36%	—	73,935.13	8.25%	—	—	—	100,000.00
65	5	73,935.13	-4.90%	25,000.00	45,314.94	7.82%	2,013.25	2,013.25	25,000.00	100,000.00
66	6	45,314.94	-3.34%	25,000.00	18,799.18	7.40%	1,904.25	3,917.50	50,000.00	100,000.00
67	7	18,799.18	-7.47%	—	17,395.16	7.02%	—	3,917.50	50,000.00	100,000.00
68	8	17,395.16	-7.48%	—	16,093.91	6.67%	—	3,917.50	50,000.00	100,000.00
69	9	16,093.91	-7.51%	—	14,884.84	6.34%	—	3,917.50	50,000.00	100,000.00
70	10	14,884.84	-7.51%	—	13,767.06	5.90%	—	3,917.50	50,000.00	100,000.00

The designated Payee will receive Income Benefit Payments of $3,917.50 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-4

IB Rider Example with Systematic Discretionary Income Benefit Purchases with Favorable Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%. The policyowner makes annual Discretionary Income Benefit Purchases each year for 6 years beginning in Policy Year 2.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	2.52%	—	102,524.11	9.79%	—	—	—	102,524.11
62	2	102,524.11	2.36%	5,000.00	99,944.32	9.23%	476.07	476.07	5,000.00	104,944.32
63	3	99,944.32	2.36%	5,000.00	97,299.62	8.72%	449.45	925.51	10,000.00	107,299.62
64	4	97,299.62	2.35%	5,000.00	94,588.45	8.25%	425.09	1,350.60	15,000.00	109,588.45
65	5	94,588.45	2.35%	5,000.00	91,815.41	7.82%	402.65	1,753.25	20,000.00	111,815.41
66	6	91,815.41	2.34%	5,000.00	88,966.47	7.40%	380.85	2,134.10	25,000.00	113,966.47
67	7	88,966.47	2.34%	5,000.00	86,045.86	7.02%	360.98	2,495.08	30,000.00	116,045.86
68	8	86,045.86	2.48%	—	88,177.54	6.67%	—	2,495.08	30,000.00	118,177.54
69	9	88,177.54	2.49%	—	90,368.96	6.34%	—	2,495.08	30,000.00	120,368.96
70	10	90,368.96	2.48%	—	92,610.63	5.90%	—	2,495.08	30,000.00	122,610.63

The designated Payee will receive Income Benefit Payments of $2,495.08 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-5

IB Rider Example with Systematic Discretionary Income Benefit Purchases with 0% Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 0%. The policyowner makes annual Discretionary Income Benefit Purchases each year for 6 years beginning in Policy Year 2.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	-2.41%	—	97,594.16	9.79%	—	—	—	100,000.00
62	2	97,594.16	-2.31%	5,000.00	90,339.71	9.23%	476.07	476.07	5,000.00	100,000.00
63	3	90,339.71	-2.30%	5,000.00	83,259.58	8.72%	449.45	925.51	10,000.00	100,000.00
64	4	83,259.58	-2.29%	5,000.00	76,349.58	8.25%	425.09	1,350.60	15,000.00	100,000.00
65	5	76,349.58	-2.29%	5,000.00	69,600.99	7.82%	402.65	1,753.25	20,000.00	100,000.00
66	6	69,600.99	-2.27%	5,000.00	63,019.20	7.40%	380.85	2,134.10	25,000.00	100,000.00
67	7	63,019.20	-2.26%	5,000.00	56,595.56	7.02%	360.98	2,495.08	30,000.00	100,000.00
68	8	56,595.56	-2.45%	—	55,206.23	6.67%	—	2,495.08	30,000.00	100,000.00
69	9	55,206.23	-2.46%	—	53,846.70	6.34%	—	2,495.08	30,000.00	100,000.00
70	10	53,846.70	-2.46%	—	52,523.22	5.90%	—	2,495.08	30,000.00	100,000.00

The designated Payee will receive Income Benefit Payments of $2,495.08 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawal were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-6

IB Rider Example with Systematic Discretionary Income Benefit Purchases with Unfavorable Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is -5%. The policyowner makes annual Discretionary Income Benefit Purchases each year for 6 years beginning in Policy Year 2.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	-7.34%	—	92,664.04	9.79%	—	—	—	100,000.00
62	2	92,664.04	-6.96%	5,000.00	81,218.92	9.23%	476.07	476.07	5,000.00	100,000.00
63	3	81,218.92	-6.90%	5,000.00	70,611.54	8.72%	449.45	925.51	10,000.00	100,000.00
64	4	70,611.54	-6.84%	5,000.00	60,780.64	8.25%	425.09	1,350.60	15,000.00	100,000.00
65	5	60,780.64	-6.78%	5,000.00	51,658.71	7.82%	402.65	1,753.25	20,000.00	100,000.00
66	6	51,658.71	-6.67%	5,000.00	43,215.25	7.40%	380.85	2,134.10	25,000.00	100,000.00
67	7	43,215.25	-6.54%	5,000.00	35,389.82	7.02%	360.98	2,495.08	30,000.00	100,000.00
68	8	35,389.82	-7.40%	—	32,771.34	6.67%	—	2,495.08	30,000.00	100,000.00
69	9	32,771.34	-7.42%	—	30,338.27	6.34%	—	2,495.08	30,000.00	100,000.00
70	10	30,338.27	-7.41%	—	28,088.98	5.90%	—	2,495.08	30,000.00	100,000.00

The designated Payee will receive Income Benefit Payments of $2,495.08 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-7

IB Rider Example with an Accelerated Income Benefit Payment Commencement Date:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

The client accelerates their Income Benefit Payment Commencement Date in the beginning of Policy Year 7 to begin at the end of Policy Year 8.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	2.87%	—	102,873.07	9.79%	—	—	—	102,873.07
62	2	102,873.07	2.48%	—	105,427.73	9.23%	—	—	—	105,427.73
63	3	105,427.73	2.48%	—	108,046.52	8.72%	—	—	—	108,046.52
64	4	108,046.52	2.48%	—	110,731.12	8.25%	—	—	—	110,731.12
65	5	110,731.12	1.92%	25,000.00	87,860.11	7.82%	2,013.25	2,013.25	25,000.00	112,860.11
66	6	87,860.11	1.76%	25,000.00	64,408.33	7.40%	1,904.25	3,917.51	50,000.00	114,408.33
67	7	64,408.33	2.47%	—	65,997.13	5.62%	—	2,987.79	50,000.00	115,997.13
68	8	65,997.13	2.51%	—	67,655.80	5.63%	—	2,987.79	50,000.00	117,655.80

The acceleration of the Income Benefit Payment Commencement Start Date lowers the Income Benefit Payments to $2,987.79.

The designated Payee will receive Income Benefit Payments of $2,987.79 per year starting on the Income Benefit Payment Commencement Date (starting at age 68). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-8

IB Rider Example with a Deferral of the Income Benefit Payment Commencement Date

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

The client defers their Income Benefit Payment Commencement Date in the beginning of Policy Year 7 to begin at the end of Policy Year 13.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	2.87%	—	102,873.07	9.79%	—	—	—	102,873.07
62	2	102,873.07	2.48%	—	105,427.73	9.23%	—	—	—	105,427.73
63	3	105,427.73	2.48%	—	108,046.52	8.72%	—	—	—	108,046.52
64	4	108,046.52	2.48%	—	110,731.12	8.25%	—	—	—	110,731.12
65	5	110,731.12	1.92%	25,000.00	87,860.11	7.82%	2,013.25	2,013.25	25,000.00	112,860.11
66	6	87,860.11	1.76%	25,000.00	64,408.33	7.40%	1,904.25	3,917.51	50,000.00	114,408.33
67	7	64,408.33	2.47%	—	65,996.20	7.02%	—	4,826.57	50,000.00	115,996.20
68	8	65,996.20	2.47%	—	67,623.98	8.39%	—	4,826.57	50,000.00	117,623.98
69	9	67,623.98	2.47%	—	69,297.41	7.92%	—	4,826.57	50,000.00	119,297.41
70	10	69,297.41	2.47%	—	71,008.21	7.49%	—	4,826.57	50,000.00	121,008.21
71	11	71,008.21	2.47%	—	72,761.95	7.09%	—	4,826.57	50,000.00	122,761.95
72	12	72,761.95	2.47%	—	74,559.77	6.73%	—	4,826.57	50,000.00	124,559.77
73	13	74,559.77	2.48%	—	76,409.06	6.23%	—	4,826.57	50,000.00	126,409.06

The deferral of the Income Benefit Payment Commencement Date increases their Income Benefit Payments to $4,826.57.

The designated Payee will receive Income Benefit Payments of $4,826.57 per year starting on the Income Benefit Payment Commencement Date (starting at age 73). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-9

APPENDIX B — GFIB RIDER EXAMPLES

The following examples demonstrate how your policy would work if you choose to purchase income with the GFIB Rider. The examples show how the policy’s Accumulation Value, Funded Income Benefit, GFIB Payments, and guaranteed death benefit would vary over an extended period of time assuming certain hypothetical annual gross rates of return. The examples will assist in the comparison of the Accumulation Value and death benefit of the policy, as well as the guaranteed income benefit, with other variable annuity policies that include a guaranteed fixed deferred income component.

Each policy quarter, the Automatic Income Benefit Purchase Formula (“Formula”) determines whether to make an Automatic Income Benefit Purchase by comparing (a) the Variable Accumulation Value to (b) the dollar amount that would be needed to purchase the guaranteed future income not already funded (the “Unfunded Income Benefit”) using the income purchase rate then in effect. We call this dollar amount the “Cost of the Unfunded Income Benefit.” If the Variable Accumulation Value is less than approximately 114% (or eight sevenths (8/7)) of the Cost of the Unfunded Income Benefit, an Automatic Income Benefit Purchase will occur.

The Formula computes the amount of the Automatic Income Benefit Purchase by multiplying the policy’s then current Variable Accumulation Value by a factor that takes into account the ratio of the Cost of the Unfunded Income Benefit to the current Variable Accumulation Value. Under the Formula, an Automatic Income Benefit Purchase will never be greater than 10% of the prior quarter’s Variable Accumulation Value. This limitation, however, does not apply to the final application of the Automatic Income Benefit Purchase Formula that occurs at least twenty (20) Business Days before the GFIB Payment Commencement Date.

The amount of guaranteed income funded by the Automatic Income Benefit Purchase is determined by multiplying the Purchase amount by the current income purchase rate. Also note that for purposes of this Appendix B, annual rather than quarterly amounts are shown.

The examples reflect assumed Mortality and Expense Risk and Administrative Charges, GFIB Fees, annual policy service charges, surrender charges (where applicable), and fees associated with the Investment Divisions offered under the policy. The values shown deduct charges using simplified assumptions. For example, actual M&E charges are deducted daily and may be slightly higher or lower than shown for any given policy year. With regard to Investment Division fees, the examples reflect total assumed investment advisory fees together with other expenses incurred by the Investment Divisions of 1.00% of the average daily net assets of the Investment Divisions, after any applicable expense reimbursements. Please refer to the Table of Fees and Expenses in this Prospectus for details of the underlying Investment Division fees. The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a personalized illustration that shows how the GFIB Rider might hypothetically work in your situation.

GFIB Rider Example with Favorable Annual Returns:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below). This is the GFIB Payment Commencement Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	—	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	—	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73	1.22%	11,453.17	—	39,337.09	6.67%	778.43	5,307.72	71,066.71	2,274.08	7,581.79	110,403.80
69	9	39,337.09	1.26%	8,706.81	—	31,124.96	6.34%	562.79	5,870.51	79,773.52	1,711.29	7,581.79	110,898.48
70	10	31,124.96	0.97%	28,752.25	—	2,673.24	5.90%	1,711.29	7,581.79	108,525.77	—	7,581.79	111,199.00

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with Favorable Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000

You make a Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.30%	—	10,000.00	93,436.84	9.23%	952.13	952.13	10,000.00	6,629.66	7,581.79	103,436.84
63	3	93,436.84	1.53%	—	—	94,863.13	8.72%	—	952.13	10,000.00	6,629.66	7,581.79	104,863.13
64	4	94,863.13	1.54%	—	—	96,325.27	8.25%	—	952.13	10,000.00	6,629.66	7,581.79	106,325.27
65	5	96,325.27	1.56%	6.27	—	97,824.54	7.82%	0.49	952.62	10,006.27	6,629.17	7,581.79	107,830.80
66	6	97,824.54	1.13%	25,078.26	—	73,851.91	7.40%	1,892.17	2,844.79	35,084.53	4,737.01	7,581.79	108,936.44
67	7	73,851.91	1.18%	17,812.59	—	56,914.11	7.02%	1,274.63	4,119.42	52,897.12	3,462.38	7,581.79	109,811.23
68	8	56,914.11	1.23%	12,964.79	—	44,649.85	6.67%	881.17	5,000.59	65,861.91	2,581.21	7,581.79	110,511.76
69	9	44,649.85	1.27%	9,856.24	—	35,359.76	6.34%	637.08	5,637.67	75,718.16	1,944.12	7,581.79	111,077.91
70	10	35,359.76	0.98%	32,664.43	—	3,041.10	5.90%	1,944.12	7,581.79	108,382.58	—	7,581.79	111,423.69

The Discretionary Income Benefit Purchase lessens the amount of Automatic Income Benefit Purchases that need to be made to fully fund the GFIB Payments.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with Unfavorable Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000 Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is -5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-7.75%	—	—	92,247.17	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	92,247.17	-6.88%	17,974.96	10,000.00	57,926.32	9.23%	2,625.37	2,625.37	27,974.96	4,956.43	7,581.79	100,000.00
63	3	57,926.32	-6.74%	19,571.50	—	34,452.78	8.72%	1,735.42	4,360.78	47,546.46	3,221.01	7,581.79	100,000.00
64	4	34,452.78	-6.88%	11,632.09	—	20,450.83	8.25%	975.91	5,336.69	59,178.55	2,245.10	7,581.79	100,000.00
65	5	20,450.83	-7.16%	6,895.13	—	12,090.65	7.82%	548.08	5,884.78	66,073.68	1,697.02	7,581.79	100,000.00
66	6	12,090.65	-7.64%	4,066.30	—	7,100.54	7.40%	305.83	6,190.60	70,139.98	1,391.19	7,581.79	100,000.00
67	7	7,100.54	-8.52%	2,377.58	—	4,118.31	7.02%	169.55	6,360.15	72,517.57	1,221.64	7,581.79	100,000.00
68	8	4,118.31	-10.09%	1,368.06	—	2,334.87	6.67%	92.65	6,452.80	73,885.62	1,128.99	7,581.79	100,000.00
69	9	2,334.87	-13.00%	764.17	—	1,267.20	6.34%	49.22	6,502.02	74,649.79	1,079.77	7,581.79	100,000.00
70	10	1,267.20	-18.44%	1,033.47	—	—	5.90%	61.57	6,563.59	75,683.27	1,018.20	7,581.79	100,000.00

The Discretionary Income Benefit Purchase lessens in some Policy Years the amount of Automatic Income Benefit Purchases that need to be made.

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service changes and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with 0% Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000 Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 0%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-2.82%	—	—	97,178.90	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	97,178.90	-3.14%	—	10,000.00	84,126.51	9.23%	952.13	952.13	10,000.00	6,629.66	7,581.79	100,000.00
63	3	84,126.51	-2.98%	26,021.97	—	55,594.38	8.72%	2,302.07	3,254.20	36,021.97	4,327.59	7,581.79	100,000.00
64	4	55,594.38	-2.89%	18,912.78	—	35,076.44	8.25%	1,586.45	4,840.65	54,934.75	2,741.15	7,581.79	100,000.00
65	5	35,076.44	-2.94%	11,929.24	—	22,117.53	7.82%	948.05	5,788.70	66,863.99	1,793.10	7,581.79	100,000.00
66	6	22,117.53	-3.03%	7,517.74	—	13,930.53	7.40%	565.29	6,353.99	74,381.73	1,227.81	7,581.79	100,000.00
67	7	13,930.53	-3.20%	4,730.14	—	8,754.13	7.02%	337.24	6,691.23	79,111.87	890.56	7,581.79	100,000.00
68	8	8,754.13	-3.51%	2,967.25	—	5,479.38	6.67%	200.90	6,892.13	82,079.12	689.66	7,581.79	100,000.00
69	9	5,479.38	-4.04%	1,851.76	—	3,406.26	6.34%	119.22	7,011.36	83,930.88	570.44	7,581.79	100,000.00
70	10	3,406.26	-4.86%	3,240.85	—	—	5.90%	192.87	7,204.23	87,171.73	377.56	7,581.79	100,000.00

The Discretionary Income Benefit Purchase lessens in some Policy Years the amount of Automatic Income Benefit Purchases that need to be made.

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with 0% Annual Returns:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 0%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-2.82%	—	—	97,178.90	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	97,178.90	-3.45%	—	—	93,826.10	9.23%	—	—	—	7,581.79	7,581.79	100,000.00
63	3	93,826.10	-2.90%	31,919.92	—	59,189.43	8.72%	2,829.83	2,829.83	31,919.92	4,751.96	7,581.79	100,000.00
64	4	59,189.43	-2.92%	20,133.65	—	37,329.87	8.25%	1,688.86	4,518.69	52,053.57	3,063.10	7,581.79	100,000.00
65	5	37,329.87	-2.98%	12,693.44	—	23,523.46	7.82%	1,008.78	5,527.48	64,747.01	2,054.32	7,581.79	100,000.00
66	6	23,523.46	-3.10%	7,993.42	—	14,800.90	7.40%	601.06	6,128.54	72,740.44	1,453.26	7,581.79	100,000.00
67	7	14,800.90	-3.32%	5,023.44	—	9,285.75	7.02%	358.16	6,486.69	77,763.88	1,095.10	7,581.79	100,000.00
68	8	9,285.75	-3.70%	3,145.16	—	5,796.57	6.67%	212.95	6,699.64	80,909.04	882.15	7,581.79	100,000.00
69	9	5,796.57	-4.35%	1,956.61	—	3,587.58	6.34%	125.97	6,825.62	82,865.64	756.18	7,581.79	100,000.00
70	10	3,587.58	-5.38%	3,394.64	—	—	5.90%	202.03	7,027.65	86,260.29	554.14	7,581.79	100,000.00

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with Unfavorable Annual Returns:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is -5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-7.75%	—	—	92,247.17	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	92,247.17	-7.37%	24,288.40	—	61,163.63	9.23%	2,266.98	2,266.98	24,288.40	5,314.82	7,581.79	100,000.00
63	3	61,163.63	-6.75%	20,664.24	—	36,370.53	8.72%	1,832.31	4,099.29	44,952.64	3,482.51	7,581.79	100,000.00
64	4	36,370.53	-6.90%	12,278.51	—	21,581.39	8.25%	1,030.14	5,129.43	57,231.15	2,452.36	7,581.79	100,000.00
65	5	21,581.39	-7.21%	7,275.23	—	12,751.14	7.82%	578.29	5,707.73	64,506.38	1,874.07	7,581.79	100,000.00
66	6	12,751.14	-7.71%	4,287.33	—	7,480.38	7.40%	322.45	6,030.18	68,793.72	1,551.62	7,581.79	100,000.00
67	7	7,480.38	-8.64%	2,503.63	—	4,330.37	7.02%	178.54	6,208.72	71,297.35	1,373.07	7,581.79	100,000.00
68	8	4,330.37	-10.31%	1,437.29	—	2,446.53	6.67%	97.34	6,306.06	72,734.64	1,275.73	7,581.79	100,000.00
69	9	2,446.53	-13.42%	799.40	—	1,318.71	6.34%	51.49	6,357.55	73,534.04	1,224.25	7,581.79	100,000.00
70	10	1,318.71	-19.33%	1,063.83	—	—	5.90%	63.38	6,420.93	74,597.87	1,160.86	7,581.79	100,000.00

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Partial Withdrawal:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client takes a $20,000 partial withdrawal in Policy Year 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Partial Withdrawal	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	0.31%	16,790.20	20,000.00	49,807.69	7.40%	1,268.56	3,000.30	38,513.85	4,581.49	6,195.07	88,321.53
67	7	49,807.69	1.16%	12,076.26	—	38,310.22	7.02%	864.15	3,864.46	50,590.11	3,717.34	6,195.07	88,900.33
68	8	38,310.22	1.20%	8,790.76	—	29,979.76	6.67%	597.48	4,461.94	59,380.88	3,119.86	6,195.07	89,360.63
69	9	29,979.76	1.23%	6,682.33	—	23,666.24	6.34%	431.93	4,893.87	66,063.20	2,687.93	6,195.07	89,729.44
70	10	23,666.24	0.93%	21,861.74	—	2,025.32	5.90%	1,301.20	6,195.07	87,924.95	1,386.73	6,195.07	89,950.26
The partial withdrawal lowers the GFIB Payments to $6,195.07.

The designated Payee will receive GFIB Payments of $6,195.07 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Full Surrender:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 8 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client fully surrenders the Policy at the beginning of Policy Year 8 when surrender charges have expired.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73						4,529.29	59,613.53		4,529.29	59,613.53

The Accumulation Value of the policy at surrender is $50,176.73

The full surrender lowers the GFIB Payments to $4,529.29.

The designated Payee will receive GFIB Payments of $4,529.29 per year starting on the GFIB Payment

Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with an Income Acceleration of the GFIB Payment Commencement Date:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 7 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client accelerates their GFIB Payments at the beginning of Policy Year 3 to begin at the end of Policy Year 7.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	6.97%	—	—	—	5,803.64	5,803.64	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	6.62%	—	—	—	5,803.64	5,803.64	106,775.41
65	5	106,775.41	1.54%	—	108,416.38	6.31%	—	—	—	5,803.64	5,803.64	108,416.38
66	6	108,416.38	1.44%	8,840.80	101,138.54	6.01%	535.18	535.18	8,840.80	5,268.46	5,803.64	109,979.34
67	7	101,138.54	0.88%	93,115.15	8,917.16	5.62%	5,268.46	5,803.64	101,955.95	—	5,803.64	110,873.10

The acceleration of the GFIB Payment Commencement Date lowers the GFIB Payments to $5,803.64.

The designated Payee will receive GFIB Payments of $5,803.64 per year starting on the GFIB Payment Commencement Date (which is now the end of Policy Year 7). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Deferral of the GFIB Payment Commencement Date:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 13 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client defers their payments at the beginning of Policy Year 3 to begin at the end of Policy Year 13.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	11.34%	—	—	—	9,166.52	9,166.52	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	10.62%	—	—	—	9,166.52	9,166.52	106,775.41
65	5	106,775.41	1.54%	—	108,416.38	9.99%	—	—	—	9,166.52	9,166.52	108,416.38
66	6	108,416.38	1.35%	15,428.03	94,448.42	9.41%	1,468.64	1,468.64	15,428.03	7,697.88	9,166.52	109,876.45
67	7	94,448.42	1.09%	25,943.07	69,537.25	8.88%	2,349.60	3,818.24	41,371.11	5,348.28	9,166.52	110,908.36
68	8	69,537.25	1.12%	18,202.15	52,112.03	8.39%	1,558.47	5,376.71	59,573.26	3,789.81	9,166.52	111,685.29
69	9	52,112.03	1.10%	14,421.41	38,261.62	7.92%	1,164.12	6,540.83	73,994.67	2,625.69	9,166.52	112,256.29
70	10	38,261.62	1.08%	10,113.96	28,562.41	7.49%	772.19	7,313.01	84,108.63	1,853.51	9,166.52	112,671.04
71	11	28,562.41	1.05%	7,298.60	21,564.12	7.09%	527.79	7,840.80	91,407.23	1,325.72	9,166.52	112,971.35
72	12	21,564.12	0.99%	5,439.94	16,336.68	6.73%	373.03	8,213.83	96,847.18	952.69	9,166.52	113,183.85
73	13	16,336.68	0.61%	15,165.00	1,271.98	6.23%	952.69	9,166.52	112,012.17	—	9,166.52	113,284.16

The deferral of the GFIB Payment Commencement Date increases the GFIB Payments to $9,166.52.

The designated Payee will receive GFIB Payments of $9,166.52 per year starting on the GFIB Payment Commencement Date (which is now the end of Policy Year 13). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Partial Annuitization:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client partially annuitizes $20,000 of the Policy’s Accumulation Value in Policy Year 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Partial Annuitization	Accumulation Value at Policy Year End	Income Purchase Rate (average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	0.83%	16,708.65	20,000.00	50,338.54	7.40%	1,262.36	2,994.10	38,432.30	3,228.81	6,222.92	88,770.84
67	7	50,338.54	1.16%	12,202.91	—	38,720.96	7.02%	873.22	3,867.32	50,635.21	2,355.60	6,222.92	89,356.17
68	8	38,720.96	1.20%	8,882.92	—	30,303.64	6.67%	603.74	4,471.06	59,518.13	1,751.85	6,222.92	89,821.77
69	9	30,303.64	1.23%	6,752.40	—	23,924.41	6.34%	436.46	4,907.52	66,270.53	1,315.39	6,222.92	90,194.94
70	10	23,924.41	0.93%	22,100.24	—	2,047.74	5.90%	1,315.39	6,222.92	88,370.77	—	6,222.92	90,418.52

The partial annuitization results in Variable Account Annuity Income Payments of $1,156.64 annually starting on the Variable Account Annuity Commencement Date (which is typically longer than the GFIB Payment Commencement Date).

The partial annuitization lowers the GFIB Payments to $6,222.92.

The designated Payee will receive GFIB Payments of $6,222.92 per year starting on the GFIB Payment

Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Full Annuitization:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 8 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client fully annuitizes the Policy’s Accumulation Value at the beginning of Policy Year 8.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73						4,529.29	59,613.53		4,529.29	59,613.53

The full annuitization of $50,176.73 at the beginning of Policy Year 8 results in Variable Account Annuity Income Payments of $2,996.54 annually starting on the Variable Account Annuity Commencement Date (which is typically longer than the GFIB Payment Commencement Date).

The full annuitization lowers the GFIB Payment to $4,529.29.

The designated Payee will receive GFIB Payments of $4,529.29 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

APPENDIX C — INVESTMENT DIVISION RESTRICTIONS (FOR POLICIES PURCHASED PRIOR TO MAY 1, 2013)

Asset Allocation Categories:

Category A:
Minimum Allocation	20%
Maximum Allocation	100%

Category A Funds

MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT Low Duration Portfolio
MainStay VP MacKay Unconstrained Bond		PIMCO VIT Total Return Portfolio
MainStay VP PIMCO Real Return

Category B:
Minimum Allocation	0%
Maximum Allocation	80%

Category B Funds

MainStay VP Absolute Return Multi-Strategy		MainStay VP Moderate Growth Allocation
MainStay VP Balanced		MainStay VP T. Rowe Price Equity Income
MainStay VP Conservative Allocation		American Funds IS® Asset Allocation Fund
MainStay VP Epoch U.S. Equity Yield		American Funds IS® Blue Chip Income and Growth
MainStay VP Growth Allocation		American Funds IS® Growth Fund
MainStay VP Income Builder		BlackRock® Global Allocation V.I. Fund
MainStay VP Janus Henderson Balanced		ClearBridge Variable Appreciation Portfolio
MainStay VP Large Cap Growth		Deutsche Alternative Asset Allocation VIP
MainStay VP MacKay Common Stock		Fidelity® VIP Contrafund® Portfolio
MainStay VP MacKay Convertible		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Growth		MFS® Investors Trust Series
MainStay VP MacKay S&P 500 Index		MFS® Research Series
MainStay VP MFS® Utilities		Victory VIF Diversified Stock Fund
MainStay VP Moderate Allocation

Category C:
Minimum Allocation	0%
Maximum Allocation	20%

Category C Funds

MainStay VP Cushing Renaissance Advantage		Delaware VIP® Small Cap Value Series
MainStay VP Eagle Small Cap Growth		Dreyfus IP Technology Growth Portfolio
MainStay VP Emerging Markets Equity		Fidelity® VIP Emerging Markets Portfolio
MainStay VP Epoch U.S. Small Cap		Fidelity® VIP Equity-Income Portfolio
MainStay VP MacKay International Equity		Fidelity® VIP Mid Cap Portfolio
MainStay VP MacKay Mid Cap Core		Invesco V.I. American Value Fund
MainStay VP MacKay Small Cap Core		Invesco V.I. International Growth Fund
MainStay VP VanEck Global Hard Assets		Janus Henderson VIT Enterprise Portfolio
American Funds IS® Global Small Capitalization Fund		Janus Henderson VIT Global Research Portfolio

C-1

American Funds IS® New World Fund®	MFS® International Value Portfolio
Columbia Variable Portfolio — Commodity Strategy	Morgan Stanley VIF U.S. Real Estate Portfolio
Columbia Variable Portfolio — Small Cap Value	Neuberger Berman AMT Mid Cap Growth Portfolio

C-2

APPENDIX D — INVESTMENT DIVISION RESTRICTIONS (FOR POLICIES PURCHASED ON OR AFTER MAY 1, 2013 AND PRIOR TO MAY 1, 2014)

Asset Allocation Categories:

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds

MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT Low Duration Portfolio
MainStay VP MacKay Unconstrained Bond		PIMCO VIT Total Return Portfolio
MainStay VP PIMCO Real Return

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Absolute Return Multi-Strategy		MainStay VP Moderate Growth Allocation
MainStay VP Balanced		MainStay VP T. Rowe Price Equity Income
MainStay VP Conservative Allocation		American Funds IS® Asset Allocation Fund
MainStay VP Epoch U.S. Equity Yield		American Funds IS® Blue Chip Income and Growth
MainStay VP Growth Allocation		American Funds IS® Growth Fund
MainStay VP Income Builder		BlackRock® Global Allocation V.I. Fund
MainStay VP Janus Henderson Balanced		ClearBridge Variable Appreciation Portfolio
MainStay VP Large Cap Growth		Deutsche Alternative Asset Allocation VIP
MainStay VP MacKay Common Stock		Fidelity® VIP Contrafund® Portfolio
MainStay VP MacKay Convertible		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Growth		MFS® Investors Trust Series
MainStay VP MacKay S&P 500 Index		MFS® Research Series
MainStay VP MFS® Utilities		Victory VIF Diversified Stock Fund
MainStay VP Moderate Allocation

Category C:
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP Cushing Renaissance Advantage		Delaware VIP® Small Cap Value Series
MainStay VP Eagle Small Cap Growth		Dreyfus IP Technology Growth Portfolio
MainStay VP Emerging Markets Equity		Fidelity® VIP Emerging Markets Portfolio
MainStay VP Epoch U.S. Small Cap		Fidelity® VIP Equity-Income Portfolio
MainStay VP MacKay International Equity		Fidelity® VIP Mid Cap Portfolio
MainStay VP MacKay Mid Cap Core		Invesco V.I. American Value Fund
MainStay VP MacKay Small Cap Core		Invesco V.I. International Growth Fund
MainStay VP VanEck Global Hard Assets		Janus Henderson VIT Enterprise Portfolio
American Funds IS® Global Small Capitalization Fund		Janus Henderson VIT Global Research Portfolio

D-1

American Funds IS® New World Fund®	MFS® International Value Portfolio
Columbia Variable Portfolio — Commodity Strategy	Morgan Stanley VIF U.S. Real Estate Portfolio
Columbia Variable Portfolio — Small Cap Value	Neuberger Berman AMT Mid Cap Growth Portfolio

D-2

APPENDIX E — INVESTMENT DIVISION RESTRICTIONS (FOR POLICIES PURCHASED ON OR AFTER MAY 1, 2014)

Asset Allocation Categories:

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds

MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT Low Duration Portfolio
MainStay VP MacKay Unconstrained Bond		PIMCO VIT Total Return Portfolio
MainStay VP PIMCO Real Return

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Absolute Return Multi-Strategy		MainStay VP Moderate Growth Allocation
MainStay VP Balanced		MainStay VP T. Rowe Price Equity Income
MainStay VP Conservative Allocation		American Funds IS® Asset Allocation Fund
MainStay VP Epoch U.S. Equity Yield		American Funds IS® Blue Chip Income and Growth
MainStay VP Growth Allocation		American Funds IS® Growth Fund
MainStay VP Income Builder		BlackRock® Global Allocation V.I. Fund
MainStay VP Janus Henderson Balanced		ClearBridge Variable Appreciation Portfolio
MainStay VP Large Cap Growth		Deutsche Alternative Asset Allocation VIP
MainStay VP MacKay Common Stock		Fidelity® VIP Contrafund® Portfolio
MainStay VP MacKay Convertible		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Growth		MFS® Investors Trust Series
MainStay VP MacKay S&P 500 Index		MFS® Research Series
MainStay VP MFS® Utilities		Victory VIF Diversified Stock Fund
MainStay VP Moderate Allocation

Category C:
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP Cushing Renaissance Advantage		Delaware VIP® Small Cap Value Series
MainStay VP Eagle Small Cap Growth		Dreyfus IP Technology Growth Portfolio
MainStay VP Emerging Markets Equity		Fidelity® VIP Emerging Markets Portfolio
MainStay VP Epoch U.S. Small Cap		Fidelity ® VIP Equity-Income Portfolio
MainStay VP MacKay International Equity		Fidelity® VIP Mid Cap Portfolio
MainStay VP MacKay Mid Cap Core		Invesco V.I. American Value Fund
MainStay VP MacKay Small Cap Core		Invesco V.I. International Growth Fund
MainStay VP VanEck Global Hard Assets		Janus Henderson VIT Enterprise Portfolio
American Funds IS® Global Small Capitalization Fund		Janus Henderson VIT Global Research Portfolio
American Funds IS® New World Fund®

E-1

Columbia Variable Portfolio — Commodity Strategy	MFS® International Value Portfolio
Columbia Variable Portfolio — Small Cap Value	Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman AMT Mid Cap Growth Portfolio

E-2

APPENDIX F —ASSET ALLOCATION MODELS AVAILABLE WITH THE GFIB RIDER

2018 Asset Allocation Models

Moderately Aggressive

10% MainStay VP MacKay S&P 500 Index

10% Deutsche Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS® Blue Chip Income and Growth Fund

  7% MainStay VP MacKay Mid Cap Core

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income Portfolio

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS® New World Fund®

  5% MFS® International Value Portfolio

Moderately Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% Deutsche Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5 % MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income Portfolio

  5% American Funds IS® Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

Moderate

10% MainStay VP MacKay S&P 500 Index

10 % Deutsche Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7 % PIMCO VIT Total Return Portfolio

  7% MainStay VP Indexed Bond

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5 % MainStay VP PIMCO Real Return

  5 % Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income Portfolio

  5% American Funds IS® Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS® New World Fund®

  5% MFS® International Value Portfolio

Conservative

14 % PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10 % Deutsche Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS® Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

F-1

Statement of Additional Information

May 1, 2018

for

New York Life Income Plus Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Income Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Income Plus Variable Annuity Prospectus dated May 1, 2018. You may obtain a copy of the Prospectus by calling NYLIAC at (800) 598-2019 or writing to NYLIAC Variable Products Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Income Plus Variable Annuity Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for the M&E Charge for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Automatic Income Benefit Purchase Formula

A pre-defined and non-discretionary Automatic Income Benefit Purchase Formula will be used to deduct a portion of the Variable Accumulation Value as an Automatic Income Benefit Purchase. Automatic Income Benefit Purchases are used to fund the GFIB Payments. Each Automatic Income Benefit Purchase reduces the Unfunded Income Benefit and concurrently increases the Funded Income Benefit. The Automatic Income Benefit Purchase Formula will be used to determine if an Automatic Income Benefit Purchase is required and the amount of the required Automatic Income Benefit Purchase.

AUTOMATIC INCOME BENEFIT PURCHASE FORMULA:

Target Ratio: TRt = (UIBt ÷ PRt) ÷ Vt

Quarterly Automatic Income Benefit Purchase Calculation:

AIBPt = Minimum [C* PQV, Vt × {1 – Minimum [1, m x (1 –TRt)]}]

Final Automatic Income Benefit Purchase Calculation:

AIBPt = Minimum (UIBt ÷ PRt,Vt )

•	t = Time (current Business Day)

•	AIBP = Automatic Income Benefit Purchase

•	IBP = Income Benefit Purchase (Automatic Income Benefit Purchase or Discretionary Income Benefit Purchase)

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•

PR = Income Benefit Purchase Rate: The amount of income purchased per dollar of Variable Accumulation Value applied to purchase the income. The income purchase rate in effect for an Automatic Income Benefit Purchase and a Discretionary Income Benefit Purchase at the time a purchase is processed.

•	FIB = Funded Income Benefit

•	UIB = Unfunded Income Benefit

•	V = Accumulation Value

•

TR = Target Ratio: The ratio of the Variable Accumulation Value required to purchase the Unfunded Income Benefit relative to the current Accumulation Value in the Policy at the time a purchase is processed.

•

C = Cap: The maximum percentage 10% of the prior quarter-end Policy’s Accumulation Value, on the first Business Day of the prior Policy quarter, that can be used to make an Automatic Income Benefit Purchase, except for the final Automatic Income Benefit Purchase. The Cap percentage is established on the Policy Date and will not change while this Policy is in effect.

•	PQV = The Policy’s Accumulation Value on the first Business Day of the prior Policy quarter.

•	m = Target Threshold [8].

The Automatic Income Benefit Purchase Formula will be applied on the second Policy quarter and every subsequent Policy quarter, except for the final Automatic Income Benefit Purchase, as described below, until the GFIB Payment Commencement Date. If this formula determines that an Automatic Income Benefit Purchase is required, the purchase will be processed on the same day that the formula is applied. With the exception of the final Automatic Income Benefit Purchase, each Automatic Income Benefit Purchase is subject to a maximum of ten percent (10%) of the Accumulation Value as of the first Business Day of the prior Policy quarter.

Final Automatic Income Benefit Purchase

A final application of the Automatic Income Benefit Purchase Formula will be made twenty (20) Business Days immediately preceding the GFIB Payment Commencement Date to determine if a final Automatic Income Benefit Purchase is necessary, and the amount of the required Automatic Income Benefit Purchase. We will provide notification to you of the upcoming final application of the Automatic Income Benefit Purchase Formula thirty (30) calendar days in advance of the final formula application date. If a purchase is required, it will be processed on the same day that the formula is applied. Following the final Automatic Income Benefit Purchase, if any, we will send you a written confirmation stating the amount of the purchase. Please examine this confirmation carefully. Within five (5) days of the GFIB Payment Commencement Date, you may cancel the final Automatic Income Benefit Purchase by returning the confirmation to Us with a request to cancel the purchase. On the day we receive your cancellation request, the Automatic Income Benefit Purchase will be reversed. The amount applied to the Variable Accumulation Value will be equal in dollar value to the amount deducted for the Automatic Income Benefit Purchase.

If a final Automatic Income Benefit Purchase is required to fully fund the GFIB Payments, and you cancel the final Automatic Income Benefit Purchase, you will receive a reduced GFIB payment amount based on the Funded Income Benefit amount determined on the GFIB Payment Commencement Date. Please read the Policy for additional details.

ANNUITY AND INCOME PAYMENTS

We will make equal annuity payments each month under the Life with Cash Refund payment option during the lifetime of the Annuitant. If the Annuitant dies before the Variable Account has been exhausted, the amount remaining in the Variable Account will be paid to the Beneficiary. We may require that the Payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the aggregate amount of the Variable Account.

On the Variable Account Annuity Commencement Date, We will determine the Variable Accumulation Value of your Policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Variable Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the Policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

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On the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, We will start to make GFIB Payments or Income Benefit Payments to you, or the Payee designated by you, if the Annuitant(s) is living on the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, and the Premium Payment has been made. You cannot cancel GFIB Payments or Income Benefit Payments. GFIB Payments or Income Benefit Payments, as applicable, will continue as long as the Annuitant(s) is living. The amount of the GFIB Payments is determined on and guaranteed as of the Policy Date, and is not dependent on the performance of the underlying Investment Divisions. Income Benefit Payments are not guaranteed as of the Policy Date, but they are also not dependent on the performance of the Investment Divisions. GFIB Payments are based on, among other things, the amount of your Premium Payment, GFIB Rates at the time of application, the age of the Annuitant, and overall market conditions. Income Benefit Payments are based on, among other things, Income Benefit Purchase Rates in effect when you make a Discretionary Income Benefit Purchase, the Discretionary Income Benefit Purchase amount, and the age of the Annuitant on the date of the purchase.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the

4

Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

5

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated statements of financial position of NYLIAC as of December 31, 2017 and 2016, and the consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2017 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be

6

obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

7

PROSPECTUS Dated May 1, 2018

for

New York Life Income Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

This Prospectus describes the modified single premium New York Life Income Plus Variable Annuity II (“NYL Income Plus II”) policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed this policy for individuals in the pre-retirement market whose primary need is income, with accumulation being a secondary need. These policies are no longer available for sale. NYL Income Plus II is a modified single premium policy that includes the Guaranteed Future Income Benefit, a deferred fixed income component that is determined on the Policy Date and guaranteed for the life of the Annuitant(s). The Guaranteed Future Income Benefit’s deferred fixed income component is funded through deductions from the policy’s Variable Accumulation Value pursuant to a non-discretionary mathematical formula. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases no longer participates in the Separate Account, and cannot be surrendered or withdrawn from the policy. It can be accessed only through the future receipt of annuity income payments. Please see “ABOUT NYL INCOME PLUS II” and “THE POLICIES—Guaranteed Future Income Benefit” for more information.

You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer access to your money through Partial Withdrawals (withdrawals may be subject to a surrender charge and/or penalty tax and may impact the amount of your GFIB or Income Benefit Payments (as defined in this Prospectus)), a choice of when Variable Account Annuity Income Payments commence, and a guaranteed death benefit if the owner dies before Variable Account Annuity Income Payments have commenced.

The Mortality and Expense Risk and Administrative Costs Charge (M&E Charge) associated with your policy is assessed based on the Variable Accumulation Value of the policy and will vary with fluctuations in the policy’s Variable Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2018. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payment(s) accumulate(s) on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can allocate your premium payment(s) among our Dollar Cost Averaging Advantage Account, and the Investment Divisions listed below. You may also allocate your premium payment to an Asset Allocation Model.

•  MainStay VP Absolute Return Multi-Strategy — Service Class[5]

•  MainStay VP Balanced — Service Class

•  MainStay VP Bond — Service Class

•  MainStay VP Conservative Allocation — Service Class

•  MainStay VP Cushing® Renaissance Advantage — Service Class

•  American Funds IS® Asset Allocation Fund — Class 4

•  American Funds IS® Blue Chip Income and Growth Fund — Class 4

•  American Funds IS® Global Small Capitalization Fund — Class 4

•  American Funds IS® Growth Fund — Class 4

•  American Funds IS® New World Fund® — Class 4

•  MainStay VP Eagle Small Cap Growth — Service Class

•  MainStay VP Emerging Markets Equity — Service Class[4]

•  MainStay VP Epoch U.S. Equity Yield — Service Class

•  MainStay VP Epoch U.S. Small Cap — Service Class

•  MainStay VP Floating Rate — Service Class

•  MainStay VP Growth Allocation — Service Class

•  MainStay VP Income Builder — Service Class

•  MainStay VP Indexed Bond — Service Class

•  MainStay VP Janus Henderson Balanced — Service Class[1]

•  MainStay VP Large Cap Growth — Service Class

•  MainStay VP MacKay Common Stock — Service Class[2]

•  MainStay VP MacKay Convertible — Service Class[2]

•  MainStay VP MacKay Government — Service Class[2]

•  MainStay VP MacKay Growth — Service Class[2,4]

•  MainStay VP MacKay High Yield Corporate Bond — Service Class[2]

•  MainStay VP MacKay International Equity — Service Class[2]

•  MainStay VP MacKay Mid Cap Core — Service Class[2]

•  MainStay VP MacKay S&P 500 Index — Service Class[2]

•  MainStay VP MacKay Small Cap Core — Service Class[2]

•  MainStay VP MacKay Unconstrained Bond — Service Class[2]

•  MainStay VP MFS® Utilities — Service Class

•  MainStay VP Moderate Allocation — Service Class

•  MainStay VP Moderate Growth Allocation — Service Class

•  MainStay VP PIMCO Real Return — Service Class

•  MainStay VP T. Rowe Price Equity Income — Service Class[4]

•  MainStay VP U.S. Government Money Market — Initial Class

•  MainStay VP VanEck Global Hard Assets — Initial Class

•  BlackRock® Global Allocation V.I. Fund — Class III

•  BlackRock® High Yield V.I. Fund — Class III

•  ClearBridge Variable Appreciation Portfolio — Class II

•  Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•  Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•  Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•  Delaware VIP® Small Cap Value Series — Service Class

•  Deutsche Alternative Asset Allocation VIP — Class B

•  Dreyfus IP Technology Growth Portfolio — Service Shares

•  Fidelity® VIP Contrafund® Portfolio — Service Class 2

•  Fidelity® VIP Emerging Markets Portfolio — Service Class 2

•  Fidelity® VIP Equity-Income Portfolio — Service Class 2

•  Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•  Fidelity® VIP Mid Cap Portfolio — Service Class 2

•  Invesco V.I. American Value Fund — Series II Shares

•  Invesco V.I. International Growth Fund — Series II Shares

•  Janus Henderson VIT Enterprise Portfolio — Service Shares

•  Janus Henderson VIT Global Research Portfolio — Service Shares[3]

•  MFS® International Value Portfolio — Service Class

•  MFS® Investors Trust Series — Service Class

•  MFS® Research Series — Service Class

•  Morgan Stanley VIF U.S. Real Estate Portfolio — Class II

•  Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•  PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

•  PIMCO VIT Low Duration Portfolio — Advisor Class

•  PIMCO VIT Total Return Portfolio — Advisor Class

•  Victory VIF Diversified Stock Fund — Class A Shares[4]

[1]	Formerly known as MainStay VP Janus Balanced
[2]	MacKay Shields LLC became subadvisor to each portfolio on May 1, 2018
[3]	Formerly known as Janus Aspen Global Research
[4]

New allocations to the MainStay VP Emerging Markets Equity, MainStay VP MacKay Growth, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Investment Divisions will not be accepted from policyowners who were not invested in the Investment Divisions on November 13, 2017. For existing policyowners, if all of your Accumulation Value is removed from these Investment Divisions on or after November 13, 2017, you will not be able to reinvest in these Investment Divisions.

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New allocations to the MainStay VP Absolute Return Multi-Strategy Investment Division will not be accepted from policyowners who were not invested in the Investment Division on May 1, 2018. For existing policyowners, if all of your Accumulation Value is removed from this Investment Division on or after May 1, 2018, you will not be able to reinvest in this Investment Division.

Please note that while the Guaranteed Future Income Benefit feature is being funded, there will be restrictions with regard to your ability to allocate your Premium Payment (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES—Guaranteed Future Income Benefit” for more information.

Asset Allocation Models

Aggressive	Moderately Aggressive

10% MainStay VP MacKay S&P 500 Index

10% Deutsche Alternative Asset Allocation VIP

8% American Funds IS® Blue Chip Income and Growth Fund

8% Janus Henderson VIT Global Research Portfolio

7% MainStay VP MacKay Mid Cap Core

6% MFS® Investors Trust Series

6% Fidelity® VIP Emerging Markets Portfolio

5% MainStay VP MacKay High Yield Corporate Bond

5% Columbia Variable Portfolio — Emerging Markets Bond

5% Fidelity® VIP Contrafund® Portfolio

5% MFS® Research Series

5% Fidelity® VIP Equity-Income Portfolio

5% ClearBridge Variable Appreciation Portfolio

5% MainStay VP MacKay International Equity

5% American Funds IS® New World Fund®

5% MFS® International Value Portfolio

10% MainStay VP MacKay S&P 500 Index

10% Deutsche Alternative Asset Allocation VIP

7% PIMCO VIT Total Return Portfolio

7% MainStay VP MacKay High Yield Corporate Bond

7% American Funds IS® Blue Chip Income and Growth Fund

7% MainStay VP MacKay Mid Cap Core

6% MainStay VP Bond

6% MFS® Investors Trust Series

5% MainStay VP PIMCO Real Return

5% Columbia Variable Portfolio — Emerging Markets Bond

5% MFS® Research Series

5% Fidelity® VIP Equity-Income Portfolio

5% ClearBridge Variable Appreciation Portfolio

5% MainStay VP MacKay International Equity

5% American Funds IS® New World Fund®

5% MFS® International Value Portfolio

Moderate	Moderately Conservative
10% MainStay VP MacKay S&P 500 Index 10% Deutsche Alternative Asset Allocation VIP 8% MainStay VP Bond 7% PIMCO VIT Total Return Portfolio	10% MainStay VP Bond 10% PIMCO VIT Total Return Portfolio 10% Deutsche Alternative Asset Allocation VIP 9% MainStay VP Indexed Bond

7% MainStay VP Indexed Bond

7% MainStay VP MacKay High Yield Corporate Bond

6% MainStay VP MacKay Government

5% MainStay VP PIMCO Real Return

5% Columbia Variable Portfolio — Emerging Markets Bond

5% MFS® Investors Trust Series

5% MFS® Research Series

5% Fidelity® VIP Equity-Income Portfolio

5% American Funds IS® Blue Chip Income and Growth Fund

5% MainStay VP MacKay Mid Cap Core

5% American Funds IS® New World Fund®

5% MFS® International Value Portfolio

8% MainStay VP MacKay Government

7% MainStay VP MacKay High Yield Corporate Bond

6% MainStay VP PIMCO Real Return

5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

5% Columbia Variable Portfolio — Emerging Markets Bond

5% MainStay VP MacKay S&P 500 Index

5% MFS® Investors Trust Series

5% MFS® Research Series

5% Fidelity® VIP Equity-Income Portfolio

5% American Funds IS® Blue Chip Income and Growth Fund

5% MainStay VP MacKay Mid Cap Core

Conservative

14% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% Deutsche Alternative Asset Allocation VIP

7% MainStay VP PIMCO Real Return

7% MainStay VP MacKay High Yield Corporate Bond

5% Columbia Variable Portfolio — Emerging Markets Bond

4% BlackRock® High Yield V.I. Fund

4% American Funds IS® Blue Chip Income and Growth Fund

3% MFS® Research Series

3% MainStay VP MacKay Mid Cap Core

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each Asset Allocation Model corresponds with one of the five Investment Objectives identified on your Investor Profile. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

2

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value and the DCA Advantage Account Accumulation Value of a policy.

Adjusted Death Benefit Premium Payment—The Premium Payment(s) made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payment immediately preceding the withdrawal.

Allocation Options—The Investment Divisions of the Separate Account and any Asset Allocation Model and the DCA Advantage Account.

Annuitant(s)—The person(s) named on the Policy Data Page and whose life determines the Variable Account Annuity Income Payments and GFIB Payments or Income Benefit Payments. Unless otherwise stated, the Annuitant is the Owner of this Policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The current model portfolios are designed by QS Investors, LLC (“QS Investors”) and based primarily on investment risk.

Automatic Income Benefit Purchase—Periodic deductions we make from the Variable Accumulation Value to fund the GFIB through the Funded Income Benefit by application of the Automatic Income Benefit Purchase Formula.

Automatic Income Benefit Purchase Formula—A non-discretionary mathematical formula, as shown on the Policy Data Page, applied periodically to determine if an Automatic Income Benefit Purchase is required to fund the GFIB. The Automatic Benefit Purchase Formula may not be changed.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Cumulative Income Benefit Purchases—On any Business Day, the total amount of Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases.

Discretionary Income Benefit Purchase—A voluntary deduction by the Owner of a portion of the Variable Accumulation Value, in the form of Accumulation Units from the Investment Divisions, used to purchase GFIB Payments or Income Benefit Payments.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The portion of the Premium Payment allocated to the DCA Advantage Account, plus interest credited on such portion, less any transfers and Partial Withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been assessed from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fund—A diversified open-end management investment company registered under the Investment Company Act of 1940, and any other registered open-end management investment company that offers Eligible Portfolios.

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Funded Income Benefit—On any Business Day, the portion of the GFIB that has been funded with Cumulative Income Benefit Purchases. The Funded Income Benefit is supported by assets in NYLIAC’s General Account and is not part of the Separate Account.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Guaranteed Future Income Benefit (“GFIB”) —The minimum level of lifetime income payments guaranteed as of the Policy Date by NYLIAC regardless of the performance of the Investment Divisions. You can modify the GFIB by changing the GFIB Payment Commencement Date, making Discretionary Income Benefit purchases after the GFIB is fully funded, or by making partial withdrawals from the Variable Accumulation Value.

Guaranteed Future Income Benefit Fee (“GFIB Fee”)—The GFIB Fee is a charge that we impose for the benefit provided by the GFIB feature. This fee is a percentage of the average daily Unfunded Income Benefit Base over each Policy Quarter and is deducted from the Variable Accumulation Value. This fee is assessed each Policy Quarter preceding the GFIB Payment Commencement Date and upon a surrender of the Policy prior to the GFIB Payment Commencement Date.

Guaranteed Future Income Benefit Payments (“GFIB Payments”)—Fixed periodic guaranteed future income payments that NYLIAC makes to the named Payee beginning on the GFIB Payment Commencement Date and payable during the lifetime of the Annuitant. GFIB Payments remain the same regardless of the performance of the Investment Divisions.

Guaranteed Future Income Benefit Payment Commencement Date (“GFIB Payment Commencement Date”)—The date shown on the Policy Data Page, or as subsequently changed by you, on which the first GFIB Payment under this Policy will be made.

Guaranteed Future Income Benefit (GFIB) Cancellation Fee—We deduct this fee if you cancel the GFIB. It is a percentage of the Unfunded Income Benefit Base, and is deducted pro-rata from the Investment Divisions. The amount of the percentage appears on the Policy Data Page. (Currently, we are waiving this fee.)

Guaranteed Future Income Benefit Rate (“GFIB Rate”)—The GFIB Rate is equal to the GFIB on the Policy Date, divided by the Premium Payment. After the Policy Date, this rate is used to determine the Unfunded Income Benefit. This rate will not change, unless there is an elective change to the GFIB Payment Commencement Date.

Income Benefit Payments—Fixed periodic income payments that we make to the Payee beginning on the GFIB Payment Commencement Date during the lifetime of the Annuitant. These payments are made in lieu of GFIB Payments if the GFIB is only partially funded and then is cancelled or terminated.

Income Benefit Purchase Rate—The income purchase rate in effect for an Automatic Income Benefit Purchase or a Discretionary Income Benefit Purchase when a purchase is processed. The method for determining this rate is described on the Policy Data Page.

Investment Division—The variable investment options available under the Policy. Each Investment Division which is a division of the Separate Account, invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—A policy which is not issued under a Qualified Plan.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Income Plus Variable Annuity.”

Owner (“you, your”)—The person(s) or entity(ies) designated as the Owner in this Policy, or as subsequently changed, and upon whose death prior to the Variable Account Annuity Commencement Date, the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date, benefits under this Policy may be paid. Unless otherwise stated, the Owner is the Annuitant of this Policy.

4

Partial Withdrawal—Any portion of the Accumulation Value paid to you, at your request, in accordance with the terms of this Policy.

Payee—The recipient(s) designated to receive Variable Account Annuity Income Payments or GFIB Payments under this Policy. The Owner of this Policy is the Payee, unless you designate another Payee.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Quarter—Each quarter of a Policy Year starting on the Policy Date.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Premium Payment—Amount(s) paid to NYLIAC as consideration for the benefits provided by this Policy.

Qualified Plan—A retirement plan that receives favorable tax treatment under Section 401, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Qualified Policies—A policy that is issued under a Qualified Plan.

Separate Account—NYLIAC Variable Annuity Separate Account-III; a segregated asset account we established to receive and invest the Premium Payment(s) paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Total Contract Amount—The sum of the Accumulation Value plus Cumulative Income Benefit Purchases.

Unfunded Income Benefit—On any Business Day, the portion of the GFIB that has yet to be funded by Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases and which NYLIAC guarantees, subject to certain transactions, should there be insufficient Variable Accumulation Value to fully fund the GFIB with the Funded Income Benefit.

Unfunded Income Benefit Base—This amount is used to determine the Unfunded Income Benefit amount, the GFIB Fee, and the GFIB Cancellation Fee. (Currently, we are waiving the GFIB Cancellation Fee.) On the Policy Date, the Unfunded Income Benefit Base is equal to the Premium Payment. Thereafter, the Unfunded Income Benefit Base is reduced by Automatic Income Benefit Purchases, and by any Discretionary Income Benefit Purchases, adjusted to reflect the ratio of the Income Benefit Purchase Rate to the GFIB Rate. The Unfunded Income Benefit Base also is reduced by withdrawals (whether Partial Withdrawals, surrenders, or withdrawals of Accumulation Value applied to Variable Account Annuity Income Payment) in proportion to the reduction in Accumulation Value.

Variable Account—The account from which the Accumulation Value is applied to provide Variable Account Annuity Income Payments.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

Variable Account Annuity Commencement Date—The date, shown on the Policy Data Page, or as subsequently changed by you, on which the total Accumulation Value will be applied to an available Variable Account Annuity Income Payment option, and on which Variable Account Annuity Income Payments will begin.

Variable Account Annuity Income Payments—Fixed periodic payments NYLIAC makes to the named Payee beginning on the Variable Account Annuity Commencement Date.

5

ABOUT NYL INCOME PLUS VARIABLE ANNUITY II

This section of the Prospectus provides a general overview of NYL Income Plus Variable Annuity II, including its Guaranteed Future Income Benefit (“GFIB”). Please see “THE POLICIES — “Guaranteed Future Income Benefit” and the remainder of this Prospectus for additional information about the GFIB.

This Prospectus also includes examples of how the GFIB works and how certain events, such as Partial Withdrawals, full or partial annuitizations of the Policy’s Variable Accumulation Value, surrenders, or an acceleration or deferral of the GFIB Payment Commencement Date may impact GFIB Payments (see “THE POLICIES —Guaranteed Future Income Benefit:), as well as information about death benefit proceeds with the GFIB feature.

Overview

NYL Income Plus Variable Annuity II is a modified single premium variable annuity. NYL Income Plus Variable Annuity II offers you the ability to allocate your Premium Payment to Investment Divisions, each of which invests exclusively in shares of one of the Eligible Portfolios listed on the front cover of this Prospectus, the DCA Advantage Account, or one of the Asset Allocation Models. NYL Income Plus Variable Annuity II can provide fixed annuity income payments based on the policy’s Variable Accumulation Value at the time you annuitize the policy. These payments are supported by the assets in NYLIAC’s general account, and are subject to the claims paying ability of NYLIAC. Fixed income payments are available through the GFIB.

GFIB

All Income Plus II policies include the GFIB. The GFIB provides for a guaranteed amount of lifetime income (GFIB Payments) to be paid to you beginning on a date that you select, which we call the GFIB Payment Commencement Date. There are limitations on the GFIB Payment Commencement Date that you can select. (See “THE POLICIES —Guaranteed Future Income Benefit” and “DISTRIBUTIONS UNDER THE POLICY — GFIB Payments”). All benefits under the GFIB are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

We will determine the amount of your GFIB (your future income payments) at the time of application. The amount of the GFIB depends on the amount of your Premium Payment, as well as the GFIB Rate, the age of the Annuitant and overall market conditions on the Policy Date. Upon request, we will provide you with a personalized illustration that shows how the GFIB hypothetically might work in your situation.

Although the GFIB is determined when the policy is issued, it could be affected by certain transactions you initiate. These transactions are explained in your Policy and elsewhere in this Prospectus. The GFIB is funded incrementally through deductions from your Variable Accumulation Value, and each deduction purchases a portion of your GFIB. Therefore, in order to support your GFIB, a significant portion of your Variable Accumulation Value will, in most cases, be used to fund the GFIB while the Policy is in the accumulation phase. We call these deductions Automatic Income Benefit Purchases. They will only be processed on a quarterly basis. We compute the amount of each Automatic Income Benefit Purchase according to a non-discretionary mathematical formula that is described in your Policy and the Statement of Additional Information. The formula takes into account, among other things, the current investment performance of the Investment Divisions in which you are invested, prevailing and historical interest rates, and previous Automatic and/or Discretionary Income Benefit Purchases (as described below).

The formula is designed to increase the likelihood that a sufficient amount of Automatic Income Benefit Purchases will have been made by the GFIB Payment Commencement Date to fund the GFIB.

Generally, more of your Variable Accumulation Value will be used to fund the GFIB in unfavorable market conditions, including low interest rate environments, or if you are closer to the GFIB Payment Commencement Date, and less of your Variable Accumulation Value will be used to fund the GFIB in favorable market conditions or if you are farther away from the GFIB Payment Commencement Date. This formula cannot be changed after the Policy is issued.

Under the formula, Automatic Income Benefit Purchases are limited per Policy Quarter to 10% of your Policy’s Variable Accumulation Value as of the end of the previous Policy Quarter, except that the final Automatic Income Benefit Purchase (made twenty (20) Business Days before the GFIB Payment Commencement Date) has no limitation. All of your Variable Accumulation Value may be applied towards Automatic Income Benefit Purchases. If sufficient Automatic Income Benefit Purchases have not been made by the GFIB Payment Commencement Date to fund your GFIB, we will nevertheless ensure that you receive the GFIB Payments.

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You have the flexibility to fund the GFIB with Discretionary Income Benefit Purchases, which are made through voluntary deductions from your Policy’s Variable Accumulation Value. Discretionary Income Benefit Purchases that you make before the GFIB is fully funded may reduce the likelihood that we will need to make Automatic Income Benefit Purchases. Discretionary Income Benefit Purchases made once the GFIB is fully funded purchase additional guaranteed income. These purchases can be made at any time after the first Policy Quarter and twenty (20) Business Days before the GFIB Payment Commencement Date.

You may either accelerate or defer (subject to certain limitations) the GFIB Payment Commencement Date that is shown on the Policy Data Page. An acceleration of the GFIB Payment Commencement Date would probably result in a lower GFIB Payment amount, which means you would not receive the full benefit of the GFIB feature. Deferring the date would probably result in a higher payment. However, if you defer the date, you could die before payments begin, or you could receive fewer payments before you die. Please see “THE POLICIES —Guaranteed Future Income Benefit” for more information about how accelerating or deferring of the GFIB Payment Commencement Date will impact your GFIB Payments.

You may cancel a Discretionary Income Benefit Purchase within 10 days of receipt of confirmation (or, if GFIB payments are about to begin, 5 business days before the GFIB Payment Commencement Date). Once the purchase is final, any Variable Accumulation Value used to fund the GFIB cannot be returned to the Investment Divisions, and cannot be withdrawn or surrendered. Any Variable Accumulation Value used to make an Automatic or Discretionary Income Benefit Purchase can only be accessed through the future receipt of GFIB Payments starting on the GFIB Commencement Date. Accordingly, before you elect the GFIB or make a Discretionary Income Benefit Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases no longer participates in the investment experience of the Investment Divisions, nor does is earn any interest (see “THE POLICIES —Guaranteed Future Income Benefit”).

Partial Withdrawals from and/or partial annuitizations of your policy’s Variable Accumulation Value before the GFIB Payment Commencement Date will, in many cases, lower your GFIB Payments; however, they will have no impact on the portion of the GFIB that has already been funded. If you fully surrender your Policy before the GFIB Payment Commencement Date, the portion of your GFIB that has already been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you, starting on the GFIB Payment Commencement Date. These payments are called Income Benefit Payments. All amounts taken from the Investment Divisions for Partial Withdrawals, partial annuitizations, or Automatic or Discretionary Income Benefit Purchases to fund the GFIB will be processed on a pro-rata basis.

While the GFIB is being funded, there are restrictions on how you can allocate your Premium Payment among the Investment Divisions or to an Asset Allocation Model. (See “THE POLICIES —Guaranteed Future Income Benefit”). Once you have allocated your Premium Payment in compliance with such restrictions, we will automatically rebalance your Variable Accumulation Value on a quarterly basis to comply with the Asset Allocation Category restrictions or to equal the original percentages in the Asset Allocation Model you chose. These restrictions are intended to reduce the risk of investment losses that could require us to use our own assets in NYLIAC’s General Account to pay amounts due under the GFIB. Also note that the Investment Division restrictions may limit the growth potential of the Policy’s Variable Accumulation Value.

You may cancel the GFIB at any time either before or after the free look period. However, we will deduct a GFIB Cancellation Fee from your Variable Accumulation Value and we will not refund any GFIB Fees that may already have been deducted (see “OTHER CHARGES — GFIB Cancellation Fee”. Currently, we are waiving this fee). If you cancel the GFIB, the portion of your GFIB that has been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you as Income Benefit Payments,, starting on the GFIB Payment Commencement Date.

There is a separate charge for the GFIB, which we will deduct until your GFIB is fully funded (see “TABLE OF FEES AND EXPENSES — Guaranteed Future Income Benefit Fee”). NYLIAC expects to profit from this charge. You should keep in mind that the guaranteed lifetime income amount from the GFIB feature could be lower or higher than the amount you might receive if you purchased a similar product providing guaranteed lifetime income offered by us or by another company.

7

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you surrender the Policy, transfer Accumulation Value between investment options, or cancel the GFIB. State premium taxes may also be deducted. The amount of any income payments provided under this Policy will not be reduced by any fees or charges.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Transfer Fee	Guaranteed maximum charge: $30 Current charge: $0[2]
Current and guaranteed maximum GFIB Cancellation Charge (one-time charge for cancellation of the GFIB; calculated as an annualized percentage of the Unfunded Income Benefit Base at the time of your request).	2.00%[3]

[1]	In Policy Years 2 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Policy Year 2; 6% during Policy Year 3; 5% during Policy Year 4; 4% during Policy Year 5; 3% during Policy Year 6; 2% during Policy Year 7; and 0% thereafter. Surrender Charges will only apply to amounts in the Variable Accumulation Value because amounts used to fund the GFIB can no longer be withdrawn.

[2]	Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed. See “Charges and Deductions—Other Charges—(f) Transfer Fees.”

[3]	Currently, we are waiving this fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

Annual Policy Service Charge[4]	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge (calculated as an annualized percentage of the daily average Variable Accumulation Value).	1.35%
Guaranteed maximum Guaranteed Future Income Benefit Charge (calculated as an annualized percentage of the average daily Unfunded Income Benefit Base over each Policy Quarter, deducted from the Variable Accumulation Value on a quarterly basis).	1.50%
Current Guaranteed Future Income Benefit Charge	1.00%

[4]	The Annual Policy Service Charge will be deducted from the Variable Accumulation Value only. The Annual Policy Service Charge will be waived either upon a) registration with eDelivery of all available materials that we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the GFIB Payment Commencement Date (whichever comes first).

8

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the Policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of 12/31/17.	0.43%	2.74%

(#)	Shown as a percentage of average net assets for the fiscal year ended 12/31/2017. The Fund or its agents provided the fees and charges that are based on 2017 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

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Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Balanced — Service Class	0.70%	0.25%	0.04%	0.02%	1.01%	(—)	1.01%
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.02%	0.84%	1.11%	(—)	1.11%
MainStay VP Emerging Markets Equity — Service Class	1.00%	0.25%	0.18%	0.02%	1.45%	(—)	1.45%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.02%	1.07%	1.34%	(—)	1.34%
MainStay VP MacKay Growth — Service Class	0.70%	0.25%	0.04%	0.01%	1.00%	(—)	1.00%
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.02%	0.93%	1.20%	(—)	1.20%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.02%	1.01%	1.28%	(—)	1.28%
BlackRock® Global Allocation V.I. Fund — Class III	0.63%	0.25%	0.25%	0.01%	1.14%	(0.13%)	1.01	%(c)
BlackRock® High Yield V.I. Fund — Class III	0.50%	0.25%	0.28%	0.01%	1.04%	(0.11%)	0.93	%(d)
Deutsche Alternative Asset Allocation VIP — Class B	0.46%	0.25%	0.22%	0.72%	1.65%	(0.50%)	1.15	%(h)
Fidelity® VIP Equity-Income Portfolio — Service Class 2	0.44%	0.25%	0.09%	0.03%	0.81%	(—)	0.81%
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%	0.22%	0.01%	1.19%	(0.01%)	1.18	%(e)

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2017, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2017 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Absolute Return Multi-Strategy — Service Class	1.25%	0.25%	1.24%	2.74%	(—)	2.74	%(a)
MainStay VP Bond — Service Class	0.49%	0.25%	0.03%	0.77%	(—)	0.77%
MainStay VP Cushing Renaissance Advantage — Service Class	1.10%	0.25%	0.06%	1.41%	(—)	1.41%
MainStay VP Eagle Small Cap Growth — Service Class	0.81%	0.25%	0.04%	1.10%	(—)	1.10%
MainStay VP Epoch U.S. Equity Yield — Service Class	0.68%	0.25%	0.04%	0.97%	(0.04%)	0.93	%(i)

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Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Epoch U.S. Small Cap — Service Class	0.77%		0.25%	0.03%	1.05%	(—)	1.05%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.05%	0.90%	(—)	0.90%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.05%	0.87%	(—)	0.87%
MainStay VP Indexed Bond — Service Class	0.25%		0.25%	0.12%	0.62%	(—)	0.62%
MainStay VP Janus Henderson Balanced — Service Class	0.55%		0.25%	0.03%	0.83%	(—)	0.83%
MainStay VP Large Cap Growth — Service Class	0.74	%(b)	0.25%	0.02%	1.01%	(—)	1.01%
MainStay VP MacKay Common Stock — Service Class	0.54%		0.25%	0.03%	0.82%	(—)	0.82%
MainStay VP MacKay Convertible — Service Class	0.58%		0.25%	0.04%	0.87%	(—)	0.87%
MainStay VP MacKay Government — Service Class	0.50%		0.25%	0.06%	0.81%	(—)	0.81%
MainStay VP MacKay High Yield Corporate Bond — Service Class	0.56%		0.25%	0.03%	0.84%	(—)	0.84%
MainStay VP MacKay International Equity — Service Class	0.89%		0.25%	0.07%	1.21%	(—)	1.21%
MainStay VP MacKay Mid Cap Core — Service Class	0.85%		0.25%	0.04%	1.14%	(0.02%)	1.12	%(g)
MainStay VP MacKay S&P 500 Index — Service Class	0.16%		0.25%	0.03%	0.44%	(0.03%)	0.41	%(j)
MainStay VP MacKay Small Cap Core — Service Class	0.85%		0.25%	0.06%	1.16%	(—)	1.16%
MainStay VP MacKay Unconstrained Bond — Service Class	0.57%		0.25%	0.10%	0.92%	(—)	0.92%
MainStay VP MFS® Utilities — Service Class	0.72%		0.25%	0.04%	1.01%	(—)	1.01%
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.53%	1.28%	(—)	1.28%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.03%	1.02%	(—)	1.02%
MainStay VP U.S. Government Money Market — Initial Class	0.40%		0.00%	0.03%	0.43%	(—)	0.43%
MainStay VP VanEck Global Hard Assets — Initial Class	0.89%		0.00%	0.05%	0.94%	(—)	0.94%
American Funds IS® Asset Allocation Fund — Class 4	0.27%		0.25%	0.27%	0.79%	(—)	0.79%
American Funds IS® Blue Chip Income and Growth Fund — Class 4	0.39%		0.25%	0.27%	0.91%	(—)	0.91%
American Funds IS® Global Small Capitalization Fund — Class 4	0.70%		0.25%	0.29%	1.24%	(—)	1.24%
American Funds IS® Growth Fund — Class 4	0.33%		0.25%	0.27%	0.85%	(—)	0.85%
American Funds IS® New World Fund® — Class 4	0.70%		0.25%	0.31%	1.26%	(—)	1.26%
ClearBridge Variable Appreciation Portfolio — Class II	0.70%		0.25%	0.04%	0.99%	(—)	0.99%
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%		0.25%	0.03%	0.91%	(—)	0.91%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%		0.25%	0.16%	1.01%	(—)	1.01%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%		0.25%	0.17%	1.29%	(0.12%)	1.17	%(n)
Delaware VIP® Small Cap Value Series — Service Class	0.71%		0.30%	0.07%	1.08%	(—)	1.08%

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Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement		Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%	0.25%	0.07%	1.07%	(—)		1.07%
Fidelity® VIP Contrafund® Portfolio — Service Class 2	0.54%	0.25%	0.08%	0.87%	(—)		0.87%
Fidelity® VIP Emerging Markets Portfolio — Service Class 2	0.79%	0.25%	0.22%	1.26%	(—)		1.26%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.54%	0.25%	0.12%	0.91%	(—)		0.91%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.54%	0.25%	0.09%	0.88%	(—)		0.88%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%	0.22%	1.19%	(—)		1.19%
Janus Henderson VIT Enterprise Portfolio — Service Shares	0.64%	0.25%	0.09%	0.98%	(—)		0.98%
Janus Henderson VIT Global Research Portfolio — Service Shares	0.54%	0.25%	0.10%	0.89%	(—)		0.89%
MFS® International Value Portfolio — Service Class	0.86%	0.25%	0.05%	1.16%	(0.01	%)(k)	1.15%
MFS® Investors Trust Series — Service Class	0.75%	0.25%	0.07%	1.07%	(0.03	%)(l)	1.04%
MFS® Research Series — Service Class	0.75%	0.25%	0.08%	1.08%	(0.03	%)(m)	1.05%
Morgan Stanley VIF U.S. Real Estate Portfolio — Class II	0.80%	0.25%	0.27%	1.32%	(0.17%)		1.15	%(f)
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%	0.11%	1.20%	(0.09%)		1.11	%(o)
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%	0.03%	1.03%	(—)		1.03%
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%	0.00%	0.75%	(—)		0.75%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%	0.04%	0.79%	(—)		0.79%
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%	0.39%	0.94%	(—)		0.94%

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2017, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2017 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
(a)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.71% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2019, and may only be amended or terminated prior to that date by action of the Board.
(b)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement expires on May 1, 2019, and may only be amended or terminated prior to that date by action of the Board.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2019. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2019. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2019. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

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(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2019. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2019. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2019. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(e)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
(f)	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(g)	New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 1.11% of average daily net assets. This agreement will remain in effect until May 1, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(h)	Through April 30, 2019, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.53% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 0.72%). and interest expense. The agreement may only be terminated with the consent of the fund’s Board.
(i)	New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. This agreement will remain in effect until May 1, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(j)	New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.41% of average daily net assets. This agreement will remain in effect until May 1, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(k)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.15% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2019.
(l)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2019.
(m)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2019.
(n)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2019, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.17% for Class 2.
(o)	Neuberger Berman Investment Advisers LLC (“NBIA”) has undertaken through December 31, 2021 to waive fees and/or reimburse certain operating expenses, including the compensation of NBIA and excluding taxes, interest, extraordinary expenses, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and transaction costs, that exceed, in the aggregate, 1.10% of the average daily net asset value of the Mid Cap Growth Portfolio effective November 1, 2017 (1.25% prior to November 1, 2017); The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBIA within three years of the year incurred, provided such repayment would not cause a Portfolio to exceed its respective limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower.

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Guaranteed Maximum Charges Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table assumes the maximum allocation allowable to the Investment Divisions with the maximum expense charges and reflects policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company expense charges and maximum GFIB charges. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes when a Premium Payment is made, when either a Discretionary or Automatic Income Benefit Purchase is made, upon surrender of the Policy or on the Variable Account Annuity Commencement Date, or the GFIB Payment Commencement Date.

Please Note: We are assuming no Automatic Income Benefit Purchases have been made. If Automatic Income Benefit Purchases had been made, your expenses would have been lower. In addition, the Investment Division expenses used are based on allocations to the Investment Divisions with the highest expenses from Category A (Fixed Income) at 30% and Category B (Fixed Income and Equity) at 70%.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
$1,280.78	$1,654.29	$2,765.30	$5,498.32	$1,280.78	$2,215.22	$3,231.87	$5,528.32	$533.46	$1,654.29	$2,765.30	$5,498.32

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QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE INCOME PLUS VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Income Plus Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Income Plus Variable Annuity II?

The New York Life Income Plus Variable Annuity II (NYL Income Plus II) is a modified single premium deferred variable annuity policy issued by NYLIAC. (For more information about modified single premium policies, see “THE POLICIES”) NYL Income Plus II also provides a means through which deferred fixed income can be purchased (See “ABOUT NYL INCOME PLUS II”). You may allocate your Premium Payment to 53 Investment Divisions or one of our Asset Allocation Models, as well as the DCA Advantage Account. There are Investment Division restrictions while the GFIB is being funded (see “ABOUT NYL INCOME PLUS II” and “THE POLICIES—Guaranteed Future Income Benefit”). The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the daily deduction of the Separate Account charges, amounts deducted from the Variable Accumulation Value pursuant to Automatic Income Benefit Purchases or Discretionary Income Benefit Purchases and the interest credited on amounts in the DCA Advantage Account.

2. Where can I allocate my Premium Payment(s)?

You can allocate your Premium Payment(s) to the Separate Account. Separate Account III currently consists of 89 Investment Divisions, some of which may not be available under your policy. You can also allocate your Premium Payment to one of our Asset Allocation Models. The Investment Divisions and Asset Allocation Models offer investments in domestic and international markets. When you allocate your Premium Payment(s) to one of the Investment Divisions or Asset Allocation Models, the Separate Account will invest your Premium Payment(s) exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s), or the selected Asset Allocation Model. When your policy is first issued, you can allocate among a maximum of eighteen (18) Investment Divisions.

You can also allocate your Premium Payment to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

Once your Premium Payment has been allocated to the Investment Divisions, an Asset Allocation Model or the DCA Advantage Account, you may make Discretionary Income Benefit Purchases to fund the GFIB, subject to certain limitations. Please see “ABOUT NYL INCOME PLUS II” and “THE POLICIES— “Guaranteed Future Income Benefit” for more information. While the GFIB is being funded, there are restrictions on your ability to allocate your Premium Payment among the Investment Divisions or to an Asset Allocation Model (see “THE POLICIES—Guaranteed Future Income Benefit”).

3. What charges are assessed against the policy?

Before the date we start making Variable Account Annuity Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the Policy. The policy service charge will be waived upon either a) registration with eDelivery of all available materials we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the GFIB Payment Commencement Date (whichever comes first). In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and policy administration expenses (“M&E Charge”).

The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value. (See “CHARGES AND DEDUCTIONS—Other Charges—Mortality and Expense Risk And Administrative Costs Charge.”) The amount of M&E Charges assessed to your Policy will be affected by fluctuations in market performance.

Before we begin making GFIB Payments, we impose a GFIB Fee for expenses that NYLIAC assumes in connection with providing those payments. The GFIB Fee is 1.00% (annualized) of the average Unfunded Income Benefit Base. The GFIB Fee is deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter.

We impose a surrender charge on certain Partial Withdrawals and surrenders of the policies. Surrender charges only apply to amounts in the Accumulation Value. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first seven Policy Years following receipt of your Premium Payment. The percentage declines after the first Policy Year as follows:

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Policy Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	0%

You can make withdrawals from the policy free of surrender charges based on certain limitations. You may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the Premium Payment(s) if the withdrawal is made in the first Policy Year), less any prior surrender charge free withdrawals during the Policy Year; (b) the Accumulation Value less your Adjusted Death Benefit Premium Payment less any prior surrender charge free withdrawals during the Policy Year; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior surrender charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

NYL Income Plus II is a modified single premium deferred variable annuity where the surrender charge period is based on the Policy Date. For more information about modified single premium policies, see “THE POLICIES”.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

4. What are the minimum initial and maximum additional Premium Payments?

Unless we permit otherwise, the minimum Premium Payment is $10,000 for both Qualified Policies and Non-Qualified Policies. We may agree to other methods of payment. We will accept additional Premium Payments (minimum of $5,000) if they are noted on your application (see “THE POLICIES—Guaranteed Future Income Benefit”). Additional monies will only be accepted where a portion of your total Premium Payment, as stated on the application, comes from another source such as a Section 1035 exchange, rollover, or transfer from another institution. Any additional monies accepted toward the Premium Payment receive the same GFIB Rate. The maximum aggregate Premium Payment we accept without prior approval is $1,000,000.

Acceptance of the Premium Payment is subject to our Suitability Standards.

5. How is the Premium Payment allocated?

If in Good Order, we allocate your Premium Payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. You cannot allocate any portion of your Premium Payment to the Funded Income Benefit. Any portion of your Premium Payment received after the Policy Date will be credited to your Policy as of the close of the Business Day on which it is received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”)

The minimum amount which you may place in any one Investment Division is $25, or such lower amount as we may permit. There are also restrictions on the amount that you can allocate to certain Investment Divisions while the GFIB is being funded. (See “THE POLICIES—Guaranteed Future Income Benefit”). The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a portion of your Premium Payment that may be placed in any one Allocation Option and the total number of Allocation Options to which you may allocate your Accumulation Value. See the Policy Data Page for the minimum Discretionary Income Benefit Purchase amount for your Policy. Acceptance of the Premium Payment is subject to our Suitability Standards.

6. Can we terminate your policy?

We may terminate your Policy and return the remaining contract value to you if after the GFIB Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income Payments of less than $20 on the Variable Account Annuity Commencement Date. In this event, any GFIB Payments that began prior to such termination will not be impacted.

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7. Can I withdraw money from the policy before the Variable Account Annuity Commencement Date?

You may make withdrawals from the Accumulation Value before the Variable Account Annuity Commencement Date. Your withdrawal request must be in Good Order before we process it. Under most circumstances, you may make a minimum Partial Withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1⁄2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals.”) Please see “THE POLICIES—Guaranteed Future Income Benefit” for more information about the impact of withdrawals on GFIB Payments.

8. How will NYLIAC make Variable Account Income Payments on the Variable Account Annuity Commencement Date?

We will make Variable Account Annuity Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments over the life of the Annuitant, and will pay to the Beneficiary any amount from the Variable Account that has not been paid out upon the death of the Annuitant. Variable Account Annuity Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Variable Account Annuity Income Payments.”) We may offer other options for Variable Account Annuity Income Payments, at our discretion, where permitted by state law.

9. What happens if I die before the Variable Account Annuity Commencement Date?

If you die before the Variable Account Annuity Commencement Date and the GFIB Payment Commencement Date, we will pay the Beneficiary(ies) under the Policy an amount equal to the greater of:

(a)	the Accumulation Value plus cumulative Income Benefit Purchases (the “Total Contract Amount”) as of the day we receive a claim form in Good Order, or

(b)	the Adjusted Death Benefit Premium Payment.

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 10. (Also see “Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”) Please see “THE POLICIES—Guaranteed Future Income Benefit” for more information about the death benefit payable before the Variable Account Annuity Commencement Date but after the GFIB Payment Commencement Date.

10. What happens if my spouse is the Beneficiary?

If you are the Owner and Annuitant and you die before the Variable Account Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. Please see “THE POLICIES— “Guaranteed Future Income Benefit” for more information about how spousal continuance may affect the GFIB.

11. Can I return the policy after it is delivered?

You can cancel the Policy within 10 days of delivery of the Policy or such longer period as required under state law. To cancel your Policy, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive your Premium Payment less any prior Partial Withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the Policy or VPSC receives the Policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. This “Free Look” provision is in your Policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

12. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

17

13. Are policy loans available?

Policy loans are not available.

14. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center
Madison Square Station
P.O. Box 922
New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center
51 Madison Avenue
Room 251
New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important Policy statements.

15. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer service representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES — Online Service and Interactive Voice Response System.”)

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests, you must contact the “My Account” on www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service and Interactive Voice Response System.”)

We make IVR and online services available at our discretion. In addition, availability of IVR and online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or online service should become unavailable. E-mail inquiries that are non-transactional may be sent through the “My Account” on www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to, with regard to your Accumulation Value, make premium allocations, transfers, and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Rebalancing (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one

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Business Day of the inconsistent premium allocation change or transfer. Please note that Automatic Asset Rebalancing is not available while the GFIB is being funded.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 14 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

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FINANCIAL STATEMENTS

The consolidated statements of financial position of NYLIAC as of December 31, 2017 and 2016, and the consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2017, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on August 31, 2015. Therefore, values and units shown for 2015 are for the period from August 31, 2015 to December 31, 2015. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2017	9.52	9.35	33
2016	9.67	9.52	32
2015	10.00	9.67	13
MainStay VP Balanced – Service Class
2017	10.84	11.74	1
2016	9.99	10.84	1
2015	10.00	9.99	0
MainStay VP Bond – Service Class
2017	10.13	10.35	0
2016	9.94	10.13	0
2015	10.00	9.94	0
MainStay VP Conservative Allocation – Service Class
2017	10.39	11.33	1
2016	9.92	10.39	1
2015	10.00	9.92	1
MainStay VP Cushing Renaissance Advantage – Service Class
2017	10.98	11.66	0
2016	8.66	10.98	1
2015	10.00	8.66	2
MainStay VP Eagle Small Cap Growth – Service Class
2017	10.65	12.87	0
2016	9.84	10.65	0
2015	10.00	9.84	0
MainStay VP Emerging Markets Equity – Service Class
2017	10.05	14.15	0
2016	9.61	10.05	0
2015	10.00	9.61	0
MainStay VP Epoch U.S. Equity Yield – Service Class
2017	10.38	12.12	2
2016	10.06	10.38	2
2015	10.00	10.06	0
MainStay VP Epoch U.S. Small Cap – Service Class
2017	11.10	12.65	0
2016	9.71	11.10	0
2015	10.00	9.71	0
MainStay VP Floating Rate – Service Class
2017	10.40	10.64	1
2016	9.75	10.40	1
2015	10.00	9.75	0
MainStay VP Growth Allocation – Service Class
2017	10.58	12.77	57
2016	9.99	10.58	63
2015	10.00	9.99	16
MainStay VP Income Builder – Service Class
2017	10.70	11.85	0
2016	9.94	10.70	0
2015	10.00	9.94	0
MainStay VP Indexed Bond – Service Class
2017(b)	10.00	10.04	0
MainStay VP Janus Henderson Balanced – Service Class
2017	10.52	12.25	0
2016	10.21	10.52	1

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	10.21	2
MainStay VP Large Cap Growth – Service Class
2017	9.98	13.01	1
2016	10.38	9.98	2
2015	10.00	10.38	2
MainStay VP Mackay Common Stock – Service Class
2017	11.11	13.43	1
2016	10.35	11.11	2
2015	10.00	10.35	3
MainStay VP Mackay Convertible – Service Class
2017	10.87	11.98	2
2016	9.86	10.87	2
2015	10.00	9.86	2
MainStay VP Mackay Government – Service Class
2017	9.89	9.93	0
2016	9.94	9.89	0
2015	10.00	9.94	0
MainStay VP Mackay Growth – Service Class
2017	10.09	12.95	0
2016	10.21	10.09	0
2015	10.00	10.21	0
MainStay VP Mackay High Yield Corporate Bond – Service Class
2017	10.97	11.54	50
2016	9.59	10.97	52
2015	10.00	9.59	27
MainStay VP Mackay International Equity – Service Class
2017	9.93	12.95	0
2016	10.61	9.93	0
2015	10.00	10.61	0
MainStay VP Mackay Mid Cap Core – Service Class
2017	10.83	12.69	3
2016	9.89	10.83	3
2015	10.00	9.89	2
MainStay VP Mackay S&P 500 Index – Service Class
2017	11.40	13.63	9
2016	10.37	11.40	10
2015	10.00	10.37	8
MainStay VP Mackay Small Cap Core – Service Class
2017	11.79	13.22	0
2016(a)	10.00	11.79	1
MainStay VP Mackay Unconstrained Bond – Service Class
2017	10.32	10.65	69
2016	9.76	10.32	69
2015	10.00	9.76	27
MainStay VP MFS® Utilities – Service Class
2017	10.00	11.29	10
2016	9.12	10.00	11
2015	10.00	9.12	9
MainStay VP Moderate Allocation – Service Class
2017	10.45	11.82	16
2016	9.98	10.45	17
2015	10.00	9.98	6
MainStay VP Moderate Growth Allocation – Service Class
2017	10.56	12.33	76
2016	9.97	10.56	91
2015	10.00	9.97	41
MainStay VP PIMCO Real Return – Service Class
2017	10.12	10.30	2
2016	9.76	10.12	1
2015	10.00	9.76	1
MainStay VP T. Rowe Price Equity Income – Service Class
2017	11.81	13.51	3
2016	10.10	11.81	3
2015	10.00	10.10	3
MainStay VP U.S. Government Money Market – Initial Class

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	9.82	9.73	61
2016	9.95	9.82	63
2015	10.00	9.95	7
MainStay VP VanEck Global Hard Assets – Initial Class
2017	11.64	11.40	0
2016	8.23	11.64	0
2015	10.00	8.23	0
American Funds IS® Blue Chip Income and Growth Fund – Class 4
2017(c)	10.00	10.60	0
American Funds IS® Global Small Capitalization Fund – Class 4
2017	9.55	11.84	2
2016	9.51	9.55	3
2015	10.00	9.51	2
American Funds IS® Growth Fund – Class 4
2017(c)	10.00	10.21	0
American Funds IS® New World Fund® – Class 4
2017	10.56	13.45	9
2016	10.19	10.56	11
2015	10.00	10.19	4
BlackRock® Global Allocation V.I. Fund – Class III
2017	10.19	11.43	4
2016	9.95	10.19	5
2015	10.00	9.95	6
BlackRock® High Yield V.I. Fund – Class III
2017	10.57	11.17	6
2016	9.49	10.57	7
2015	10.00	9.49	7
ClearBridge Variable Appreciation Portfolio – Class II
2017(b)	10.00	11.08	0
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2017	9.62	9.66	0
2016	8.68	9.62	0
2015	10.00	8.68	0
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2017	10.85	11.95	0
2016	9.90	10.85	0
2015	10.00	9.90	1
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2017	12.67	14.25	0
2016	9.68	12.67	0
2015	10.00	9.68	0
Delaware VIP® Small Cap Value Series – Service Class
2017(c)	10.00	10.39	0
Deutsche Alternative Asset Allocation VIP – Class B
2017	10.04	10.60	0
2016(a)	10.00	10.04	0
Dreyfus IP Technology Growth Portfolio – Service Shares
2017	10.81	15.18	0
2016	10.50	10.81	0
2015	10.00	10.50	1
Fidelity® VIP Contrafund® Portfolio – Service Class 2
2017	10.86	13.03	53
2016	10.22	10.86	62
2015	10.00	10.22	26
Fidelity® VIP Equity-Income Portfolio – Service Class 2
2017	11.65	12.95	0
2016	10.04	11.65	0
2015	10.00	10.04	0
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2017	10.27	13.59	0
2016	10.40	10.27	0
2015	10.00	10.40	0
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2017	10.87	12.92	0
2016	9.84	10.87	0

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.84	0
Invesco V.I. American Value Fund – Series II Shares
2017	10.61	11.48	0
2016	9.34	10.61	0
2015	10.00	9.34	0
Invesco V.I. International Growth Fund – Series II Shares
2017	9.98	12.08	14
2016	10.18	9.98	16
2015	10.00	10.18	5
Janus Henderson VIT Enterprise Portfolio – Service Shares
2017(c)	10.00	10.20	0
Janus Henderson VIT Global Research Portfolio – Service Shares
2017	9.89	12.36	0
2016	9.84	9.89	0
2015	10.00	9.84	0
MFS® International Value Portfolio – Service Class
2017(b)	10.00	11.35	0
MFS® Investors Trust Series – Service Class
2017	10.83	13.14	8
2016	10.13	10.83	9
2015	10.00	10.13	2
MFS® Research Series – Service Class
2017	10.91	13.24	0
2016	10.19	10.91	1
2015	10.00	10.19	2
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2017	11.44	11.61	0
2016	10.88	11.44	0
2015	10.00	10.88	0
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2017	9.73	11.96	10
2016	9.47	9.73	12
2015	10.00	9.47	4
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2017	10.56	10.70	41
2016	10.06	10.56	41
2015	10.00	10.06	16
PIMCO VIT Low Duration Portfolio – Advisor Class
2017	9.97	9.96	1
2016(a)	10.00	9.97	1
PIMCO VIT Total Return Portfolio – Advisor Class
2017	10.05	10.40	43
2016	9.93	10.05	44
2015	10.00	9.93	18
Victory VIF Diversified Stock Fund – Class A Shares
2017	10.18	12.70	0
2016	9.93	10.18	1
2015	10.00	9.93	2

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.
(b)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.
(c)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (NYLIAC) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $164.7 billion at the end of 2017. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

The Separate Account

Separate Account-III was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account’s assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent on the investment performance of the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account-III currently has 89 Investment Divisions, some of which may not be available under this policy. The portion of your Premium Payment allocated to the Investment Divisions is invested solely in the corresponding Eligible Portfolios of the relevant Fund. You may also allocate your Premium Payment to one of our Asset Allocation Models. Please note that there are restrictions on the amounts that can be allocated to specific Investment Divisions while the GFIB feature is being funded (see “THE POLICIES—Guaranteed Future Income Benefit”).

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is

25

whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are made available by us in connection with the policy at no extra charge. The Asset Allocation Models are designed and intended to be used within the context of your relationship with your registered representative. Currently, you can work with your registered representative to select one of five (5) Asset Allocation Models at a time, with each model specifying percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value in accordance with an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 14 of this Prospectus, calling us or going to “My Account” on www.newyorklife.com. Your request is subject to model availability.

Each Asset Allocation Model is designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. Working with your registered representative, you can use the Asset Allocation Models to help you diversify your Accumulation Value among asset classes to seek to attain an investment goal and reduce volatility over the long term.

The Asset Allocation Models are static, but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. With the GFIB Rider, your allocation(s) to an Asset Allocation Model, if selected, will be rebalanced quarterly to reflect the model’s original percentages.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will notify you if we offer new Asset Allocation Models, if there is a material change in our arrangement with our Asset Allocation Model designer, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any Asset Allocation Model you have selected is still suitable for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a currently offered Asset Allocation Model, subject to the investment restrictions that apply while the GFIB is being funded, you may do so by notifying us in writing at one of the addresses listed in Question 14 of this Prospectus.

The Asset Allocation Models were designed on our behalf, and provided to us by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), a subsidiary of Legg Mason, Inc. QS Investors provided research and business support services relating to the Asset Allocation Models and selected the Investment Divisions to populate each

26

Asset Allocation Model from information that we provided about the available Investment Divisions. The Asset Allocation Models are general in nature and not tailored or personalized for you. We are QS Investors’ sole client with respect to the Asset Allocation Models. Furthermore, QS Investors designed the Asset Allocation Models earlier this year for availability as of the date of this prospectus, and is not responsible for updating the models in response to market and economic conditions or other factors. QS Investors has authorized us to make the Asset Allocation Models available for use in connection with the policy. The Asset Allocation Models are designed and intended for use within the context of relationships between registered representatives and their clients. New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust, provided asset allocation models prior to May 1, 2018 (the “Former Asset Allocation Models”).

The currently offered Asset Allocation Models are available to all policyholders. Any Former Asset Allocation Models are available only to those policyholders who allocated to those Asset Allocation Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of a Former Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”.

You may change your allocation to a particular Asset Allocation Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model, subject to investment restrictions for maintaining the GFIB Rider. For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions than those specified by the Asset Allocation Model, you will need to transfer out of that Asset Allocation Model and allocate your Accumulation Value to those Investment Divisions in the percentages you want. (See “THE POLICIES – Transfers”.) If you then want your Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES – Automatic Asset Rebalancing”.) You may also have amounts held in the DCA Advantage Account allocated to an Asset Allocation Model.

If you wish to allocate your policy’s Accumulation Value in accordance with an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate the Asset Allocation Models and their attendant risks, and select an Asset Allocation Model that is suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representatives, we have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you and your registered representative select an Asset Allocation Model. Consequently, you along with your registered representative are responsible for your decision to allocate your Accumulation Value in accordance with the Asset Allocation Models, and for your selection of the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Variable Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value or change your premium allocation instructions. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 14, by telephone, or through “My Account” at www.newyorklife.com. (See “THE POLICIES – Transfers”.)

An Asset Allocation Model may not perform as intended. Hence, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee that your Accumulation Value will increase, or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Variable Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. While the GFIB is being funded, we will automatically rebalance your Variable Accumulation Value on a quarterly basis to maintain the original percentages allocated to each Investment Division in the Asset Allocation Model you select. To keep your Variable Accumulation Value at these initial percentages in line with your current investment objective after the GFIB is fully funded or has been cancelled, consider choosing the Automatic Asset Rebalancing option. (See “THE POLICIES- Automatic Asset Rebalancing”.)

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Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

QS Investors received, a fee from NYLIAC to design the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors is subject to competing interests that may have influenced its design of the Asset Allocation Models. For example, because affiliates of QS Investors advise Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may benefit from including the ClearBridge Variable Appreciation Investment Division in one or more of the Asset Allocation Models. Payments from NYLIAC to QS Investors to design the Asset Allocation Models may also influence QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in these Asset Allocation Models. QS Investors may not have included certain Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. QS Investors considered many factors in selecting Investment Divisions for the Asset Allocation Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investments is also subject to competing interests that impact the composition of the Asset Allocation Models as well as its design of the Former Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the Asset Allocation Models and Former Asset Allocation Models. MainStay VP Investment Divisions represent such a significant percentage of the Asset Allocation Models and the Former Asset Allocation Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the Former Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a Former Asset Allocation Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models and the Former Asset Allocation Models.

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The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS

MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: Candriam France S.A.S., Cushing Asset Management (“Cushing”), and MacKay Shields LLC (“MacKay”)	MainStay VP Absolute Return Multi-Strategy

	Subadvisers: MacKay and NYL Investors	MainStay VP Balanced

Subadviser: MacKay

MainStay VP MacKay Common Stock

MainStay VP MacKay Convertible

MainStay VP MacKay Government

MainStay VP MacKay Growth

MainStay VP MacKay High Yield Corporate Bond

MainStay VP MacKay International Equity

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay S&P 500 Index

MainStay VP MacKay Small Cap Core

MainStay VP MacKay Unconstrained Bond

	Subadviser: Cushing	MainStay VP Cushing Renaissance Advantage

	Subadvisers: Candriam Belgium and MacKay	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield MainStay VP Epoch U.S. Small Cap

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: Massachusetts Financial Services Company (“MFS”)	MainStay VP MFS® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Van Eck Associates Corporation	MainStay VP VanEck Global Hard Assets

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)

American Funds IS® Asset Allocation Fund

American Funds IS® Blue Chip Income and Growth Fund

American Funds IS® Global Small Capitalization Fund

American Funds IS® Growth Fund

American Funds IS® New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund® BlackRock® High Yield V.I. Fund

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Small Cap Value Fund

Delaware VIP® Trust	Delaware Management Company	Delaware VIP® Small Cap Value Series

Deutsche Variable Series II	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	Deutsche Alternative Asset Allocation VIP

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	Fidelity® VIP Contrafund® Portfolio Fidelity® VIP Emerging Markets Portfolio Fidelity® VIP Equity-Income Portfolio Fidelity® VIP Growth Opportunities Portfolio Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Henderson VIT Enterprise Portfolio Janus Henderson VIT Global Research Portfolio

MFS® Variable Insurance Trust MFS® Variable Insurance Trust II	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series MFS® International Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of your Premium Payment to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully

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considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your Premium Payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purpose of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

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In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

These are modified single premium policies. This means that after the Policy Date we will accept payments toward the single Premium Payment amount specified in your policy, as long as total payments do not exceed that single Premium Payment amount. The surrender charge period for all payments is based on the Policy Date, even if we received them after the Policy Date.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions and/or Asset Allocations Model you select, and the interest credited on the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

Through the GFIB, the Policy includes a fixed deferred income component that is determined on the Policy Date and guaranteed for the life of the Annuitant(s) (see “THE POLICIES—Guaranteed Future Income Benefit”). GFIB Payments are not impacted by the investment experience of the Separate Account.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive income payments (Variable Account Annuity Income Payments, and/or GFIB Payments), (d) name a Payee to receive income payments (Variable Account Annuity Income Payments and/or GFIB Payments), and (e) transfer funds among the Investment Divisions or the Asset Allocation Models, subject to certain limitations while the GFIB is being funded. (See “THE POLICIES—Guaranteed Future Income Benefit”). You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you sign the form, subject to any payment we made or other action we took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing Policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information. A transfer of ownership may impact the benefits received under this Policy. Please refer to your Policy for more details.

Certain provisions of the policies may be different than the general description in this Prospectus because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in endorsements attached to your Policy. See also “Appendix C—State Variations” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional Policy features may increase the cost of the Policy. Therefore, when selecting a Policy, you should consider what Policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each Policy in light of the length of time you plan to hold your Policy (i.e., your

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time horizon). If you intend to make multiple contributions to your Policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a Policy with a surrender charge period that is based on each Premium Payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the Policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily to provide income at a future date, and for the accumulation of retirement savings. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. Non-Qualified Policies provide for retirement income other than through a tax-qualified plan. Qualified Policies are for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your Registered Representative.

Section 408 or 408A Individual Retirement Annuities (IRAs), including, Roth IRAs. Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive multiple streams of guaranteed Income Payments for life after you have owned the policy for more than thirteen (13) months.

•	The flexibility to transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a Policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your Premium Payment. (Any portion of the Premium Payment received in connection with 1035 exchanges and rollovers must be sent to either the Cleveland or Dallas Service Center.) Any portion of the Premium Payment received after the Policy Date will only be accepted if such portion is stated on your application and comes from another source such as a Section 1035 exchange, rollover or transfer from another institution. If the application is in Good Order, we will credit the Premium Payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of a portion of your Premium Payment received in connection with 1035 exchanges and rollovers, at the Cleveland or Dallas Service Centers.) If we cannot credit the Premium Payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the Premium Payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the Premium Payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

We no longer accept new applications for this policy. We reserve the right to reject any Premium Payment. Generally, only one policyowner is named. If we issue a jointly owned Policy, ownership rights and privileges under the Policy must be exercised jointly and death benefits under the Policy will be paid upon the death of any joint owner. Joint owners must be spouses. Acceptance of the Premium Payment is subject to our Suitability Standards.

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You may allocate your Premium Payment in up to 18 of the Investment Divisions, an Asset Allocation Model, as well as the DCA Advantage Account. There are allocation restrictions while the GFIB is being funded (see “THE POLICIES—Guaranteed Future Income Benefit”). If in Good Order, we will credit any portion of your Premium Payment(s) received after the Policy Date to the Policy at the close of the Business Day on which it is received by NYLIAC. Unless we permit otherwise, the minimum Premium Payment is $10,000 for both Qualified Policies and Non-Qualified Policies. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum Premium Payment we accept without prior approval is $1,000,000. NYLIAC reserves the right to limit the dollar amount of the Premium Payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity policy, or all of a life insurance policy for an annuity policy. Section 1035 also provides that an annuity policy may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both policies carefully. Remember that if you exchange a life insurance policy or annuity policy for the policy described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous policy,

•	there will be a new withdrawal charge period for this Policy,

•	other charges under this policy may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous policy (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10 percent federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity policy for this Policy unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your Registered Representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your Premium Payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20 fee for the returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment.

Your Right to Cancel (“Free Look”)

The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the Policy or such longer period as required under state law. To cancel your Policy, you need to return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation in Good Order. Except where you were entitled by law to receive the Premium Payment less any prior Partial Withdrawals, we would have promptly returned the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the Policy or VPSC received the policy along with a written request for cancellation in a form acceptable to us, but without any deduction for premium taxes or a surrender charge. We set forth the Free Look provision in your Policy. See Appendix C for more information about free look provisions in particular states.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

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Issue Ages

To purchase a Non-Qualified Policy you must be between the ages of 18 and 75. If the Owner of the policy is not a natural person, the Annuitant must not be older than age 75. For IRA, and Roth IRA plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 681/2 (on the April 1 after you turn 681/2) (18-75 for Roth IRAs).

Transfers

In order to effect an individual transfer between Investment Divisions (or allocation changes that involve an Asset Allocation Model) while the GFIB is being funded, you will have to submit to VPSC an updated allocation form that conforms to the Investment Division restrictions noted in this Prospectus at one of the addresses listed in Question 14 of this Prospectus.

If the GFIB is fully funded or has been cancelled, you may transfer amounts between Investment Divisions of the Separate Account (including Investment Divisions used with the Asset Allocation Models) any time prior to 30 days before the Variable Account Annuity Commencement Date. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT.”) Except in connection with transfers made pursuant to Automatic Asset Rebalancing and the DCA Advantage Account, the minimum amount that you may transfer between Investment Divisions is $500. Except for Automatic Asset Rebalancing and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an Asset Allocation Model counts as one transfer. Any transfer made in connection with Automatic Asset Rebalancing and the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. In addition, transfers made in connection with Automatic or Discretionary Income Benefit Purchases (see “THE POLICIES—Guaranteed Future Income Benefit”) will not count towards the twelve transfer limit. Transfers from the Investment Divisions to an Asset Allocation Model (and vice versa), as well as transfers from one Asset Allocation model to another are counted as one transfer.

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 14 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through “My Account” at www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

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•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying fund

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 14 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy and transfers made pursuant to the DCA Advantage Account or the Automatic Asset Rebalancing option. In addition, we will not include transfers made in connection with Automatic or Discretionary Income Benefit Purchases (see “THE POLICIES—Guaranteed Future Income Benefit)” in these limitations.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all Owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions and/or an Asset Allocation Model, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Fund Transfers—our procedures are designed to limit potentially harmful fund transfers. However, We cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•	We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

•	(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

•

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of this Policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or

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more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•	Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more

•	Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this Policy if you plan to use it for speculation, arbitrage, viatication or any other type of collective investments scheme. Your Policy may not be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using this Policy for speculation, arbitrage, viatication or any other type of collective investment scheme.

www.newyorklife.com and Interactive Voice Response System (IVR)

Through www.newyorklife.com and the IVR, you can get up-to-date information about your policy and request fund transfers and allocation changes. Policies that are jointly owned may not request transactions through www.newyorklife.com and through the IVR. We may revoke online service and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via online service or IVR is you or is authorized by you.

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. Visit www.newyorklife.com, click on “My Account” and then click the “Get Started and Register” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view Policy statements, and submit Policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or online service at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or non Business Days will be processed as of the next Business Day.

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We make online service at www.newyorklife.com or IVR available at our discretion. In addition, availability of online service or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 14 of this Prospectus.

Online Service at www.newyorklife.com

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

By clicking on “My Account” at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current Policy values;

•	make transfers between Investment Divisions or Asset Allocation Models;

•	change the Investment Division allocations;

•	reset your password;

•	change your address;

•	obtain service forms;

•	view and download policy statements;

•	set up a new Automatic Asset Rebalancing arrangement or modify an existing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in eDelivery of all available policy materials that we normally mail to you.

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports for your Policy online at www.newyorklife.com and clicking on “My Account”. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week. The IVR enables you to:

•	obtain current Policy values;

•	make transfers between Investment Divisions or Asset Allocation Models;

•	change the allocation of future Premium Payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time). We record all calls with our Customer Service Representatives.

Cybersecurity Risks

Our variable product business is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, IVR, and other systems) and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Accumulation Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Accumulation Values: (iii) cause the release and possible destruction of confidential customer or business

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information; (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Registered Representative Actions

You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 14 of this Prospectus. The Customer Service representative will require certain identifying information (such as Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies— Transfers” for information on how to transfer assets between Investment Divisions.

NYLIAC does not permit former or current registered representatives to obtain authorization to effect Policy transactions or access policy information through the Telephone Authorization Form.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make transfers among investment options, Automatic Asset Rebalancing (AAR) updates (if applicable), and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your fund transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 14 of this Prospectus. In the future, we may permit you to make partial withdrawals online. If we do, you must provide a separate authorization to us in order for your registered representative or the service assistant assigned to your policy to be able to make online Partial Withdrawal transactions. This authorization would only cover online Partial Withdrawals within our established online dollar amount limits for Partial Withdrawals. We may revoke Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your Registered Representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

While the GFIB is being funded, there will be limitations on the ability of your registered representative to make certain of the transactions described in these sections.

The DCA Advantage Account

This option, available at no additional cost, permitted you to set up automatic dollar cost averaging using the DCA Advantage Account when you made the Premium Payment. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year.

Dollar cost averaging begins one month from the date NYLIAC receives the Premium Payment and transfers are made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer is calculated at the time of the transfer based on the number of remaining monthly

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transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account equals  1⁄6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers equals  1⁄5,  1⁄4,  1⁄3,  1⁄2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer. You can make Partial Withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account.

Please note that amounts in the DCA Advantage Account cannot be used to make Automatic or Discretionary Income Benefit Purchases. After money has been transferred from the DCA Advantage Account to the Investment Divisions or an Asset Allocation Model, that amount may be included in any Automatic Income Benefit Purchases made in connection with the GFIB. However, amounts held in the DCA Advantage Account will be included in the formula we use to determine the amount of an Automatic Income Benefit Purchase. In addition, while the GFIB is being funded, your DCA Advantage Account transfer allocations must match your Premium Payment allocations or any subsequent reallocations. While the GFIB is being funded, you may not make DCA Advantage Account transfers that are not in compliance with the Investment Division restrictions associated with the GFIB. See “THE POLICIES— Guaranteed Future Income Benefit” for more information.

You cannot make transfers into the DCA Advantage Account from any Allocation Alternative.

Automatic Asset Rebalancing (AAR)

While the GFIB is being funded, we will automatically rebalance your variable account accumulation on a quarterly basis to the original percentages of the Asset Allocation Model you chose, or to the Asset Allocation Category restrictions for the Investment Divisions you chose, as applicable. Once the GFIB is no longer being funded or has been cancelled, you have the option to choose AAR at no additional cost.

AAR allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the AAR option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To request AAR, you must send a completed AAR request form to VPSC at one of the addresses listed in Question 14 of this Prospectus or by any other method we make available. You must send a completed AAR request form to one of the addresses listed in Question 14 of this Prospectus. You may also make an AAR transfer by any other method we make available. VPSC must receive the completed AAR request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed AAR request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently acceptable; however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in Question 15 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You can cancel the AAR option at any time. To cancel the AAR option, you may send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 14 of this Prospectus or contact us by phone or internet as described in Question 15 of this Prospectus. Automatic Asset Rebalancing is not available while the GFIB is being funded.

Accumulation Period

(a)	Crediting of Premium Payments

You can allocate a portion of your Premium Payment to one or more Investment Divisions or one Asset Allocation Model, and to the DCA Advantage Account. The minimum amount that you may allocate to any one Investment Division is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each Premium Payment to the DCA Advantage Account. If you elect to allocate your Premium

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Payment to an Asset Allocation Model, you must allocate all of your Premium Payment to such model. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate other portions of your Premium Payment(s) to the Allocation Alternatives and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.

We will credit that portion of your Premium Payment(s) you allocate to an Investment Division or Asset Allocation Model in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a Policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit.

(b)	Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Guaranteed Future Income Benefit (“GFIB”)

The GFIB provides deferred fixed income payments that we guarantee for the life of the Annuitant, beginning on the GFIB Payment Commencement Date. We call these GFIB Payments. The GFIB Payment amount stated on the Policy Data Page is fixed and will not change unless you take withdrawals, or surrender or partially annuitize your policy before the GFIB is fully funded, in which case the GFIB Payments will be lower. GFIB Payments are based on, among other things, the amount of your Premium Payment, the amount of any withdrawals from the policy, GFIB rates at the time of application, the age of the Annuitant, and overall market conditions. All benefits under the GFIB are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

The Funded Income Benefit on any date is the income payments that you have already paid for through Automatic Income Benefit Purchases and/or Discretionary Income Benefit Purchases (described below). The Unfunded Income Benefit, at any point, represents the portion of the GFIB Payments that has not yet been paid for through Automatic or Discretionary Income Benefit Purchases. NYLIAC will make the full amount of GFIB Payments even if the Funded Income Benefit does not yet equal the GFIB on GFIB Payment Commencement Date, as long as you did not cancel the final Automatic Income Benefit Purchase, or cancel the GFIB itself. Please refer to the Policy and the Policy Data Page for additional information regarding the GFIB. The GFIB is fully funded when the Funded Income Benefit (payments you already purchased) equals the GFIB.

Automatic Income Benefit Purchases are made through deductions taken from the Policy’s Variable Accumulation Value each Policy Quarter according to the Automatic Income Benefit Purchase Formula. We will notify you in writing each time an Automatic Income Benefit Purchase is made, which will include the amount of the Funded Income Benefit that has been purchased.

The Automatic Income Benefit Purchase Formula is a non-discretionary mathematical formula included in the policy and the Statement of Additional Information that, among other things, compares the current investment performance of the Investment Divisions and prevailing interest rates with past Investment Division performance and interest rates, and considers previously made Automatic and Discretionary Income Benefit Purchases. The Automatic Income Benefit Purchase Formula helps us to mitigate the risk of a significant shortfall in the Funded Income Benefit available to fund the GFIB due to poor performance of the Investment Divisions or low Income Benefit Purchase Rates. The formula also increases the likelihood that there will be sufficient income benefit purchases made by the GFIB Payment Commencement Date to fund your GFIB. Please refer to the Policy Data Page and the Statement of Additional Information for additional information regarding the Automatic Income Benefit Purchase Formula.

Generally, the Automatic Income Benefit Purchase Formula will use more of your Variable Accumulation Value to purchase the Funded Income Benefit in unfavorable market conditions, including low interest rate environments, or if you are closer to the GFIB Payment Commencement Date. The formula will use less of your Variable Accumulation Value in favorable market conditions or if you are farther away from the GFIB Payment Commencement Date. Appendix A includes examples that show how the Automatic Income Benefit Purchase Formula would work, and how the GFIB would be funded in favorable and unfavorable market scenarios. The guaranteed lifetime income amount from the GFIB could be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company, or purchased a similar product on the GFIB Payment Commencement Date.

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Generally, Automatic Income Benefit Purchases are limited per Policy Quarter to 10% of your previous Policy Quarter’s Variable Accumulation Value. However, the 10% limitation does not apply to the final Automatic Income Benefit Purchase made twenty Business Days before the GFIB Payment Commencement Date, which has no limitation. All of your Variable Accumulation Value may be applied toward that final Automatic Income Benefit Purchase. However, you can cancel the last Automatic Income Benefit Purchase up to five Business Days prior to the GFIB Payment Commencement Date by sending us a request in writing at one of the addresses noted in Question 14 of this Prospectus. If you cancel the last Automatic Income Benefit Purchase, we will return the amount of that purchase to the Variable Accumulation Value. In that event, you will not receive GFIB Payments. Instead you will receive payments, called Income Benefit Payments, which will be based on the Funded Income Benefit on the GFIB Payment Commencement Date. Please contact your registered representative or one of our customer service representatives for additional information regarding the last Automatic Income Benefit Purchase.

If you want to fund your GFIB faster, or reduce the number or size of future Automatic Income Benefit Purchases, you can make Discretionary Income Benefit Purchases. Discretionary Income Benefit Purchases can also increase the amount of your GFIB payments, if they occur after your GFIB is fully funded. Discretionary Income Benefit Purchases are transfers that you initiate, from your policy’s Variable Accumulation Value. We apply the transferred amounts to purchase future income and thereby increase the Funded Income Benefit. The amount of future income purchased depends on the Income Benefit Purchase Rate in effect on the day you make the purchase. After each Discretionary Income Benefit Purchase, we will send you a confirmation statement containing the amount of income you purchased (in other words, the amount by which you increased the Funded Income Benefit).

You can make Discretionary Income Benefit Purchases at any time after the first Policy Quarter and twenty Business Days before the GFIB Payment Commencement Date, provided that the Variable Accumulation Value is greater than the Unfunded Income Benefit divided by the Income Benefit Purchase Rate in effect at the time of such purchase. Appendix A includes an example that shows how Discretionary Income Benefit Purchases would impact your GFIB Payments. The minimum Discretionary Income Benefit Purchase amount is $500, and you can make no more than twelve Discretionary Income Benefit Purchases in any Policy Year.

In order to make a Discretionary Income Benefit Purchase, you may send us a request in writing to one of the addresses provided in Question 14 of this Prospectus. We will process your request for a Discretionary Income Benefit Purchase at the close of the Business Day on which it is received by NYLIAC.

Within ten days after you receive written confirmation of a Discretionary Income Benefit Purchase, you may cancel it by sending a written notice to us at one of the addresses provided in Question 14 of this Prospectus, within the ten day right to return period described above. If you do not cancel the Discretionary Income Benefit Purchase, it is deemed final and will be used to provide the income amount noted in the confirmation. Once final, the amount of the Discretionary Income Benefit Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered.

Except as described above, any Variable Accumulation Value used to purchase future income cannot be returned to the Investment Divisions, and cannot be withdrawn or surrendered. Any Variable Accumulation Value used for an Automatic or Discretionary Income Benefit Purchase can only be accessed through the future receipt of GFIB Payments, starting on the GFIB Payment Commencement Date. Accordingly, before purchasing an Income Plus Variable Annuity II policy and before making any Discretionary Income Benefit Purchase, you should consider your liquidity needs, and whether a similar product, offered by us or another insurer, could provide a higher income amount. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases no longer participates in the investment experience of the Investment Divisions, does not earn any interest, and cannot be withdrawn or surrendered.

While the GFIB is being funded, there are restrictions on which Investment Divisions you may choose. (Your quarterly policy statement shows your Funded Income Benefit and your Unfunded Income Benefit, so you can determine whether the restrictions are still in effect.) These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your Premium Payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of our available Asset Allocation Models. (The Asset Allocation Categories and the Asset Allocation Models are set forth in Appendix B.) Once you have allocated your Premium Payment to one of the Asset Allocation Models or to individual Investment Divisions in the Asset Allocation Categories in compliance with the specified thresholds, we will automatically rebalance your allocation(s) on a quarterly basis to stay within the stated limits. Individual transfers between Investment Divisions are not allowed while the GFIB is being funded. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses listed in Question 14 of this Prospectus. Each reallocation of your Premium Payment will count as one transfer. We will process your reallocation request by the close of the Business Day that it is received by NYLIAC, so long as the revised allocation(s) are within the

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stated limits. Also note that the restrictions on which Investment Divisions you can choose may limit the growth potential of the Policy’s Variable Accumulation Value.

Partial Withdrawals from your Variable Accumulation Value before the GFIB is fully funded may lower your GFIB Payments; however, they will have no impact on the portion of the GFIB that has already been funded. If you fully surrender your policy before the GFIB is fully funded, the portion of your GFIB that has been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you as Income Benefit Payments in lieu of GFIB Payments, starting on the GFIB Payment Commencement Date. Please refer to the Policy Data Page for more information about the impact of Partial Withdrawals or surrenders on the GFIB Payment amount. All amounts taken from the Investment Divisions for either Partial Withdrawals or purchases to fund your GFIB will be processed on a pro-rata basis. Appendix A provides examples that show how the GFIB could be affected by either a Partial Withdrawal or surrender of the Policy.

If you apply the total Variable Accumulation Value to receive Variable Account Annuity Income Payments before the GFIB has been fully funded, we will cancel the GFIB. However, if you have already had Automatic Income Benefit Purchases, or if you already made one or more Discretionary Income Benefit Purchases, you will still receive Income Benefit Payments. The amount of these Income Benefit Payments will depend on how much of your GFIB was already funded (i.e. your Funded Income Benefit) as of the date you applied the total Variable Accumulation Value to Variable Account Annuity Income Payments.

You may either accelerate or defer the GFIB Payment Commencement Date shown on the Policy Data Page. The earliest GFIB Payment Commencement Date is thirteen (13) months from the Policy Date, and the latest date is five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85. Also note that with Traditional IRA polices, the GFIB Payment Commencement Date cannot be deferred later than April 1 of the year following the owner attaining age 70 1⁄2. An acceleration of the GFIB Payment Commencement Date would likely result in a lower GFIB Payment amount, and deferring the date would likely result in a higher payment. If you choose to change the GFIB Payment Commencement Date, the interest rate that is used to recalculate your GFIB Payments will be determined according to a formula that appears on your Policy Data Page. The formula includes a factor that will increase the interest rate used to recalculate the GFIB Payments for an acceleration of the GFIB Payment Commencement Date, and decrease the interest rate used to recalculate the GFIB Payments for deferrals. Please refer to the Policy Data Page for additional information regarding how an acceleration of the GFIB Payment Commencement Date would impact your GFIB Payments. Appendix A includes examples that show how an acceleration or deferral of the GFIB Payment Commencement Date would lower or increase the GFIB Payment amount. Please note that if your policy was issued in the State of Connecticut, you cannot defer or accelerate the GFIB Payment Commencement Date.

In order to change the GFIB Payment Commencement Date, you must send VPSC a request in writing to one of the addresses listed in Question 14 of this Prospectus (see “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date and Income Benefit Payment Commencement Date”).

If you elect to apply your entire Variable Accumulation Value to receive Variable Account Annuity Income Payments before the GFIB is fully funded, you will not receive GFIB Payments. Instead, you will receive Income Benefit Payments based on the Funded Income Benefit amount on the Variable Account Annuity Commencement Date. If there is no Funded Income Benefit on the date you elect to apply the entire Variable Accumulation Value to receive Variable Account Annuity Income Payments, no Income Benefit Payments will be made.

Your GFIB Payment may be reduced in the event that you elect to apply a portion of your Variable Accumulation Value to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date. All amounts taken from the Investment Divisions for partial annuitizations will be processed on a pro-rata basis. Please refer to the Policy and the Policy Data Page for additional information regarding the impact of receiving Variable Account Annuity Income Payments before the GFIB Payment Commencement Date. Appendix A includes examples that show how the GFIB Payment would be impacted if either a portion or the entire Variable Accumulation Value is used to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date.

The GFIB affects the policy’s death benefit. If you die before the Variable Account Annuity Commencement Date and before the GFIB Payment Commencement Date, the Policy will end and we will pay the Beneficiary an amount equal to the greater of (i) the Total Contract Amount or (ii) the Adjusted Death Benefit Premium Payments. In most cases the Variable Account Annuity Commencement Date and the GFIB Payment Commencement Date will be different. The Variable Account Annuity Commencement Date is typically later than the GFIB Payment Commencement Date. In addition, if your spouse is the sole primary Beneficiary, he/she may continue the Policy as the new Owner and Annuitant after you die, if certain conditions are met. If your spouse chooses to continue the Policy, and Automatic or Discretionary Income Benefit Purchases have been made, we will return such purchases to the Policy’s Variable Accumulation Value,

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cancel the GFIB (the GFIB Cancellation Fee, if applicable, will not be assessed in this case), and no GFIB Payments will be made. Your spouse will have the ability to make Discretionary Income Benefit Purchases if no such purchases were made prior to your death. Please refer to your Policy for additional information regarding death benefit proceeds and spousal continuance. In addition, once GFIB Payments begin, the death benefit payable upon your death, if any, may be less than your Premium Payment. For more information, see “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.

If the Annuitant is living on the GFIB Payment Commencement Date, we will make GFIB Payments under the option shown on the Policy Data Page to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive GFIB Payments or Income Benefit Payments, as applicable in a lump sum. This option can be exercised only three (3) times over the life of the Policy. Please refer to your Policy and the Policy Data Page for additional information regarding GFIB payment options.

You may cancel the GFIB at any time after the right to return period. To cancel, you must send a written cancellation request to VPSC at one of the addresses listed in Question 14 of this Prospectus. If you cancel, we will deduct a GFIB Cancellation Fee from your Variable Accumulation Value and we will not refund any GFIB Fees that may have been deducted (see “OTHER CHARGES—GFIB Cancellation Fee”. Currently, we are waiving this fee). Upon receipt of the cancellation request, we will promptly cancel the GFIB and will stop assessing the GFIB Fee. Please note that the policy will continue after the GFIB is cancelled. The cancellation of the GFIB will be effective as of the date VPSC receives your cancellation request. If you cancel the GFIB, the portion of your GFIB Payments that have been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you as Income Benefit Payments starting on the GFIB Payment Commencement Date.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 14 and 15 of this Prospectus. Faxed and e-mailed requests are not currently acceptable; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation of the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 15 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from your Premium Payment, we impose a surrender charge on certain Partial Withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts paid as Variable Account annuity income.

If you surrender your Policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “Exceptions to Surrender Charges”, below). In the case of a Partial Withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the Partial Withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal.

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The maximum surrender charge will be 8% of the amount withdrawn. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Policy Year is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Policy Year, until the seventh Policy Year after which no charge is made as shown on the following chart:

Amount of Surrender Charge

Policy Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)	on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the Premium Payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less your Adjusted Death Benefit Premium Payment less any prior surrender charge free withdrawals during the Policy Year.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner;

(d)	when you annuitize the Variable Account in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(g)	when the aggregate surrender charges under a policy exceed 9.0% of the total Premium Payments.

Other Charges

(a)	Mortality and Expense Risk and Administrative Costs Charge

Prior to the Variable Account Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value. The M&E Charge may vary based on the Variable Accumulation Value of the Policy when the M&E charge is assessed. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses. The M&E Charges assessed to your Policy will be affected by fluctuations in market performance. However, this M&E Charge structure may be more advantageous in a flat or declining market. While the GFIB is being funded, we will not assess M&E Charges if the policy no longer has a Variable Accumulation Value.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Variable Account Annuity Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed

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minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b)	Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the Policy. The annual policy service charge will be waived either upon a) registration with eDelivery of all available materials that we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the GFIB Payment Commencement Date. We deduct the annual policy service charge from each Allocation Option, in proportion to its percentage of the Account Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming Premium Payments and establishing and maintaining the available methods of payment.

(c)	Guaranteed Future Income Benefit Fee

Prior to the GFIB Payment Commencement Date, we deduct the Guaranteed Future Income Benefit Fee (“GFIB Fee”) from your policy. The GFIB Fee is 1.00% (annualized) of the daily average Unfunded Income Benefit Base during a Policy Quarter. The GFIB Fee is deducted from the Investment Divisions through a reduction in Accumulation Units each Policy Quarter. We expect to profit from this charge. We do not assess the GFIB Fee after the GFIB is fully funded, after the GFIB Payment Commencement Date or after the GFIB has been cancelled.

(d)	GFIB Cancellation Fee

If you cancel the GFIB, we will deduct a one-time GFIB Cancellation Fee from your Variable Accumulation Value. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 14 of this Prospectus) receives your cancellation request. (See “THE POLICIES— Guaranteed Future Income Benefit”). We will deduct the GFIB Cancellation Fee from each Allocation Alternative in proportion to its percentage of the Variable Accumulation Value on that day. We will not deduct this charge if you surrender your Policy. However, surrender charges may apply.

The maximum GFIB Cancellation Fee is 2.00% of the Unfunded Income Benefit Base on the cancellation effective date. We may set a lower charge or waive the fee at our sole discretion. Currently, we are waiving the fee.

(e)	Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the Policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from you Accumulation Value or transaction proceeds.

(f)	Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit. While the GFIB is being funded, each reallocation of assets will count as one transfer (See “THE POLICIES—Guaranteed Future Income Benefit”). Transfers to or from an Asset Allocation Model will also count as one transfer.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a Premium Payment is made, (ii) upon surrender of the policy, (iii) on the Variable Account Annuity Commencement Date or GFIB Payment Commencement Date, or (iv) when either a Discretionary or Automatic Income Benefit Purchase is made. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance

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laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make Partial Withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Variable Account Annuity Commencement Date or the GFIB Payment Commencement Date. Please note that withdrawals before the GFIB is fully funded will decrease the amount of any GFIB Payments. If you surrender the policy before the GFIB is fully funded, you will receive Income Benefit Payments in lieu of GFIB payments. These Income Benefit payments will be less than the GFIB Payment amount. (See “THE POLICIES—Guaranteed Future Income Benefit.”)

To request a surrender or withdrawal, you must send a written request in Good Order to VPSC at one of the addresses listed on Question 14 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Variable Accumulation Value at the end of the Business Day that VPSC receives the written request, less any surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the Policy (taking into account any prior withdrawals) may be more or less than your Premium Payment.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a)	Surrenders

You can only surrender the portion of the Policy’s assets that are in the Accumulation Value. No amounts can be withdrawn from the Funded Income Benefit, even in connection with a surrender request. Upon surrender of this policy, you will receive the Accumulation Value, less any applicable surrender charges, GFIB Fee, and/or additional fees and charges, such as policy service charges, that may apply.

If there is a Funded Income Benefit at the time of the surrender, but the GFIB is not yet fully funded, we will make Income Benefit Payments, instead of GFIB Payments, based on the amount of the Funded Income Benefit on the GFIB Payment Commencement Date (See “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date”). If no Automatic or Discretionary Income Benefit Purchases have been made while the GFIB was in effect, no GFIB Payments or Income Benefit Payments will be payable.

We may also deduct any state premium tax, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Variable Account Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail

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to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation Of Annuities In General.”)

(b)	Partial Withdrawals

Partial Withdrawals can only be made from the Accumulation Value, and any amounts withdrawn (including any surrender charge free amounts) before the GFIB Payment Commencement Date may reduce the amount of your GFIB Payments that were guaranteed as of the Policy Date. No Partial Withdrawals can be made from the Funded Income Benefit. Please refer to the Policy Data Page for more information regarding how Partial Withdrawals will reduce your GFIB Payments. If a Partial Withdrawal is made before any Automatic Income Benefit Purchases have been made, the unfunded Income Benefit amount guaranteed as of the Policy Date will be reduced proportionally to the reduction in the Accumulation Value resulting from the Partial Withdrawal.

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. Until the GFIB is fully funded or has been cancelled, Partial Withdrawals will be deducted on a pro-rata basis. After that, if you do not specify how to allocate a Partial Withdrawal among the Allocation Options, we will deduct the Partial Withdrawal on a pro-rata basis. Your requested Partial Withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online, through “My Account” at www.newyorklife.com. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, then the requested Partial Withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial Withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation Of Annuities In General.”)

If the requested Partial Withdrawal is equal to the value in any of the Allocation Options from which the Partial Withdrawal is being made, we will pay you the entire value of that Allocation Option, less any surrender charge that may apply. If, after the GFIB Payment Commencement Date, honoring a partial withdrawal request would result in an Variable Accumulation Value that would provide Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Variable Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right. If we terminate your Policy, we will pay you the Variable Accumulation Value of your Policy in one lump sum. Any GFIB Payments being made to you or the Payee you designate will not be impacted by our exercise of this right.

Also note that Partial Withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owners(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send Partial Withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, Partial Withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such Partial Withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 14 of this Prospectus. Faxed and e-mailed requests are not currently acceptable; however, we reserve the right to accept them at our discretion.

(c)	Periodic Partial Withdrawals

You may elect to receive regularly scheduled Partial Withdrawals from the policy once the GFIB is fully funded or the GFIB is cancelled. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 14 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently acceptable; however, we reserve the right to accept them at our discretion. You must specify the Allocation alternatives from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division. You may not make periodic partial withdrawals from the DCA Advantage Account.

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The Unfunded Income Benefit Base and the Funded Income Benefit do not have a cash value; therefore, no withdrawals are permitted from the Unfunded Income Benefit Base and the Funded Income Benefit

Required Minimum Distribution Option

For IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1⁄2.

Our Right to Cancel

If, after the GFIB Payment Commencement Date, the Variable Accumulation Value of your policy would provide for Variable Account Annuity Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date, or an amount that is insufficient to pay the Annual Policy Service Charge and the Mortality and Expense Risk and Administrative Costs Charge, we reserve the right to terminate your policy subject to applicable state laws. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. Any GFIB Payments or Income Benefit Payments being made to you or the Payee you designate will not be affected by our exercise of this right.

Variable Account Annuity Commencement Date

The Variable Account Annuity Commencement Date is the date specified on the Policy Data Page. The Variable Account Annuity Commencement Date is the day that Variable Account Annuity Income Payments are scheduled to commence unless the Policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Variable Account Annuity Commencement Date is the first Policy Anniversary.

If we agree, you may change the Variable Account Annuity Commencement Date to an earlier date. If we agree, you may also defer the Variable Account Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Variable Account Annuity Commencement Date. If you change the Variable Account Annuity Commencement Date to begin receiving Variable Account Annuity Income Payments before the GFIB Payment Commencement Date, and before the GFIB is fully funded, the Funded Income Benefit as of the date Variable Account Annuity Income Payments commenced will be used to provide Income Benefit Payments, beginning on the GFIB Payment Commencement Date. If there is no Funded Income Benefit on the date that you begin receiving Variable Account Annuity Income Payments, no GFIB Payments or Income Benefit Payments will be made.

To request a change to the Variable Account Annuity Commencement Date to an earlier date or defer it to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 14 of this Prospectus. The Variable Account Annuity Commencement Date and Variable Account Annuity Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

GFIB Payment Commencement Date

The GFIB Payment Commencement Date is the date specified on the Policy Data Page. The GFIB Payment Commencement Date is the day that GFIB Payments or Income Benefit Payments are scheduled to commence. You may receive GFIB Payments even if you surrender the Policy (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders”).

If we agree, you can change the GFIB Payment Commencement Date to an earlier date. The earliest possible GFIB Payment Commencement Date is thirteen (13) months after the Policy Date. The latest possible GFIB Payment Commencement Date is five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page. You may change the GFIB Payment Commencement Date to an earlier date only once while the Annuitant is living. If you change the GFIB Payment Commencement Date to an earlier date, your GFIB Payments will be reduced based on mortality table assumptions, and an indexed-based interest rate plus an interest rate change adjustment as shown on the Policy Data Page.

To change the GFIB Payment Commencement Date to an earlier date, subject to the constraints noted above, you must send a written notice in Good Order to VPSC at one of the addresses listed in Question 14 of this Prospectus at least sixty (60) days prior to the new GFIB Payment Commencement Date. The change will take effect as of the date we received your signed notice. We will notify you in writing of your revised GFIB Payment amount and new GFIB Payment Commencement Date.

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For Qualified Policies (other than Roth IRAs), the GFIB Payment Commencement Date cannot be later than April 1 of the year following the year in which you attain age 70 1/2. For Qualified Policies, a change in the GFIB Payment Commencement Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If such change in the GFIB Payment Commencement Date would result in GFIB Payments that violate such Code restrictions, we will inform you that you may revise your request to an allowable GFIB Payment Annuity Commencement Date. If the GFIB Payment Commencement Date is accelerated by five years or less, we will increase the GFIB Payments, if necessary, to an amount that will satisfy such Code restrictions. For consistency, such an increase will also apply to Non Qualified Policies.

Death Before Variable Account Annuity Commencement Date

Before the GFIB Payment Commencement Date: If the Owner dies before the Variable Account Annuity Commencement Date and the GFIB Payment Commencement Date, the policy will end and we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 14 of this Prospectus. Generally, NYLIAC will issue a policy to joint owners so long as such joint owners are spouses. All ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Total Contract Amount; or

(b)	the Adjusted Death Benefit Premium Payment.

After the GFIB Payment Commencement Date: If the Owner and the Annuitant are the same person, and the Owner dies before the Variable Account Annuity Commencement Date and after the GFIB Payment Commencement Date, we will pay the Beneficiary an amount equal to the greatest of:

a)	the Accumulation Value;

b)	the Adjusted Death Benefit Premium Payment, minus the lesser of Cumulative Income Benefit Purchases or the total value of GFIB Payments already made; or

c)	the Total Contract Amount, minus the sum of GFIB Payments already made.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary (even if the Payee is still living). However, the Beneficiary can choose to have the death benefit proceeds placed under any settlement alternative that we may have available at the time, as provided in the policy.

Death benefit payments are processed differently if the Owner and the Annuitant are not the same person (due to a change of ownership), or if there are joint Annuitants. See the policy for more information.

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Variable Account Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and (b) the Annuitant, if you were the Annuitant. If your spouse exercises the spousal continuance option, any Income Benefit Purchases already made will be returned to the policy’s Variable Accumulation Value and no GFIB Payments will be payable. If you die before making any Income Benefit Purchases, and you have not cancelled the GFIB, we will cancel the GFIB if your spouse continues the policy. However, your spouse can still make Discretionary Income Benefit Purchases, which will be applied to Income Benefit Payments, based on the Funded Amount on the GFIB Payment Commencement Date.

Death After Variable Account Annuity Commencement

We make Variable Account Annuity Income Payments under the Life with Cash Refund Payment option. Accordingly, the death benefit payments described below reflect a refund of any premium amounts that have yet to be paid as Variable Account Annuity Income Payments and/or GFIB Payments.

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Before the GFIB Payment Commencement Date: If the Owner and the Annuitant are the same person, and the Owner/Annuitant dies after the Variable Account Annuity Commencement Date, but before the GFIB Payment Commencement Date, we will cancel the GFIB and we will pay the Beneficiary an amount equal to the Cumulative Income Benefit Purchases, if any, plus the Variable Accumulation Value amount applied to determine the Variable Account Annuity Income Payments, minus the sum of the previously made Variable Account Annuity Income Payments. If the Owner and the Annuitant are not the same person, and the Owner dies, we will continue to make Variable Account Annuity Payments to the Payee. When the Annuitant (last surviving Annuitant, if the policy had joint Annuitants) dies, we will pay the Beneficiary an amount equal to the Variable Accumulation Value at the time of annuitization, less the value of Variable Account Annuity Income Payments already made. If previously made Variable Account Income Payments exceed the Variable Accumulation Value amount applied to determine the payment, no death benefit is payable.

After the GFIB Payment Commencement Date: If the Owner and the Annuitant are the same person, and the Owner dies after the Variable Account Annuity Commencement Date and after the GFIB Payment Commencement Date, we will pay to the Beneficiary a death benefit in one sum equal to the Cumulative Income Benefit Purchases minus the sum of previously made GFIB Payments, plus the Variable Accumulation Value amount applied to determine the Variable Account annuity Income Payments, minus the sum of the previously made Variable Account Annuity Income Payments. If the Owner and the Annuitant are not the same person, and the Owner dies, we will continue to make Variable Account Annuity Income Payments and GFIB Payments to the Payee while the Annuitant (last surviving Annuitant, if the policy had joint Annuitants), is alive. When the Annuitant (last surviving Annuitant) dies, we will pay the Beneficiary a death benefit equal to the Cumulative Income Benefit Purchases, minus the sum of GFIB Payments already made, plus the Variable Accumulation Value at the time of annuitization, minus the sum of previously made Variable Account Annuity Income Payments. For either the GFIB Payments or Variable Account Annuity Income Payments, if the sum of the previously made payments equals or exceeds the amount applied to determine those payments, then no death benefit amount is payable.

We will make any distribution or application of Policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 14 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Variable Account Annuity Income Payments

We will make Variable Account Annuity Income Payments under the Life with Cash Refund payment option. We will require that a lump sum payment be made if the Variable Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Variable Account Annuity Commencement Date. We may require proof of birth date before Variable Account Annuity Income Payments begin. For the Life with Cash Refund payment option, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. Under the Life with Cash Refund payment option, we will pay any amount from the Variable Account that has not already been paid out upon the death of the Annuitant. NYLIAC does not currently offer other Variable Account Annuity Income Payment options.

After the first Policy Year, a policyholder may elect to apply a portion of the Variable Accumulation Value toward Variable Account Annuity Income Payments, while the remainder of the Policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this Policy. The Variable Accumulation Value will be reduced by the amount applied toward Variable Account Annuity Income Payments. Under a partial annuitization, the policy’s Variable Accumulation Value, any riders under the Policy and any charges assessed will be treated the same as they would under any other withdrawal from the Policy’s Variable Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under the Life with Cash Refund payment method, the Payee may not receive Variable Account Annuity Income Payments equal to the total Premium Payments made under the Policy if the Annuitant dies before the actuarially predicted date of death. We base Variable Account Annuity Income Payments on annuity tables that vary on the basis of gender, unless the Policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

We may require satisfactory proof of survival from time to time, before we pay any Variable Account Annuity Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

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If we agree, you can change the Variable Account Annuity Commencement Date to an earlier or later date. You must provide us at least one month’s notice. Changing to an earlier date may reduce the amount of each payment, while changing to a later date may increase payment amounts.

GFIB Payments and Income Benefit Payments

On the GFIB Payment Commencement Date, we will start to make GFIB Payments or Income Benefit Payments to you, or the Payee designated by you, if the Annuitant is living on the GFIB Payment Commencement Date, and the Premium Payment has been made. You cannot cancel GFIB Payments or Income Benefit Payments. Please note, however, that GFIB Payments or Income Benefit Payments may be subject to modification as a result of certain transactions described in this Prospectus (see “THE POLICIES—Guaranteed Future Income Benefit ” and “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals” and “GFIB Payment Commencement Date”).

GFIB Payments or Income Benefit Payments will continue as long as the Annuitant is living. The amount of GFIB Payments is determined at the time of application, and is not dependent on the performance of the underlying Investment Divisions. Income Benefit Payments are not determined as of the Policy Date, but, like GFIB Payments, the amount of an Income Benefit Payment does not depend on the performance of the Investment Divisions. GFIB Payments are based on, among other things, the amount of your Premium Payment, GFIB Rates at the time of application, the age of the Annuitant, overall market conditions, and the amount of any Discretionary Income Benefit Purchases you made, if any. No GFIB Payments or Income Benefit Payments will be payable to you if (i) you die before the GFIB Payment Commencement Date, (ii) you surrender the policy before the GFIB Payment Commencement Date and there is no Funded Income Benefit on such date, or (iii) your spouse continues the policy as the new Annuitant upon your death. Income Benefit Payments are based on the Funded Income Benefit as of the GFIB Payment Commencement Date.

Delay of Payments

We will pay any amounts due from the Separate Account under the Policy within seven days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 14 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the Policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (“NYSE”) is closed for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

2.	We may delay payment of any amounts due from the DCA Advantage Account. When permitted by law, we may defer payment of any Partial Withdrawal or full surrender request for up to six months from the date of surrender from the DCA Advantage Account. We will pay interest of at least 1.0% per year on any Partial Withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a Premium Payment and/or “freeze” a Policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, Partial Withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Variable Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Variable Account Annuity Commencement Date and while you are living, you may change a revocable Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 14 of this Prospectus, by using “My Account” at www.newyorklife.com or you can utilize any other method we make available.

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If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Variable Account Annuity Commencement Date or GFIB Payment Commencement Date, or if we are unable to locate your Beneficiary if you die before either of those dates, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 14 of the Prospectus.

THE DCA ADVANTAGE ACCOUNT

The DCA Advantage Account is held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws.

NYLIAC will set interest rates in advance for each date on which we may receive a portion of the Premium Payment in the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your Policy. Portions of the Premium Payment allocated to the DCA Advantage Account will receive the applicable interest rate in effect on the Business Day we receive such portion of the Premium Payment. Interest rates for subsequent allocations to the DCA Advantage Account may be different from the rate applied to prior allocations to the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years.

With respect to the GFIB, no amounts will be deducted from the DCA Advantage Account in connection with either Automatic or Discretionary Income Benefit Purchases. Amounts in the DCA Advantage Account can only be used in connection with Automatic or Discretionary Income Benefit Purchases after such amounts have been transferred to the Variable Accumulation Value. However, amounts in the DCA Advantage Account will be included when we calculate the amount of an Automatic Income Benefit Purchase.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a Premium Payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current

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interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. The U.S. Treasury Department and Internal Revenue Service have not addressed every aspect of the federal income tax treatment of this product or the application of certain law to this type of product. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or Partial Withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

A policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of GFIB Payments before the Variable Account Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the GFIB Payments and the Variable Account. Although there is some uncertainty regarding when the investment in the contract should be allocated, we believe that allocation at commencement of the GFIB Payments is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met). In light of this uncertainty, however, you should consult a tax adviser before making any Automatic or Discretionary Income Benefit Purchases.

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In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1⁄2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) new gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distribution or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that a withdrawal from or surrender of the Policy described in this prospectus within 180 days of a partial exchange of such Policy for a long-term care insurance policy should not result in adverse tax consequences, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in

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excess of specified limits, distributions prior to age 591/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(b) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

The Qualified Policies are subject to the required minimum distribution (“RMD”) rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once GFIB Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The GFIB Payments should automatically satisfy the RMD requirements with respect to the Cumulative Income Benefit Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Variable Accumulation Value. The GFIB Payments or the Income Benefit Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Variable Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

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DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Income Plus Variable Annuity II policies during the fiscal year ended December 31, 2017, 2016 and 2015 were $0, $48,291 and $218,849 respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Income Plus Variable Annuity II Statement of Additional Information.

The New York Life Income Plus Variable Annuity II Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, New York 10159

Please send me a New York Life Income Plus Variable Annuity II Statement of Additional Information dated May 1, 2018

Name

Address

City                                                                  State                                              Zip

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APPENDIX A — GFIB EXAMPLES

The following examples demonstrate how your policy’s Guaranteed Future Income Benefit (GFIB) works. The examples show how the policy’s Accumulation Value, Funded Income Benefit, GFIB Payments, and guaranteed death benefit would vary over an extended period of time assuming certain hypothetical annual gross rates of return. The examples will assist in the comparison of the Accumulation Value and death benefit of the policy, as well as the guaranteed income benefit, with other variable annuity policies that include a guaranteed fixed deferred income component.

Each policy quarter, the Automatic Income Benefit Purchase Formula (“Formula”) determines whether to make an Automatic Income Benefit Purchase by comparing (a) the Variable Accumulation Value to (b) the dollar amount that would be needed to purchase the guaranteed future income not already funded (the “Unfunded Income Benefit”) using the income purchase rate then in effect. We call this dollar amount the “Cost of the Unfunded Income Benefit.” If the Variable Accumulation Value is less than approximately 114% (or eight sevenths (8/7)) of the Cost of the Unfunded Income Benefit, an Automatic Income Benefit Purchase will occur.

The Formula computes the amount of the Automatic Income Benefit Purchase by multiplying the policy’s then current Variable Accumulation Value by a factor that takes into account the ratio of the Cost of the Unfunded Income Benefit to the current Variable Accumulation Value. Under the Formula, an Automatic Income Benefit Purchase will never be greater than 10% of the prior quarter’s Variable Accumulation Value. This limitation, however, does not apply to the final application of the Automatic Income Benefit Purchase Formula that occurs at least twenty (20) Business Days before the GFIB Payment Commencement Date.

The amount of guaranteed income funded by the Automatic Income Benefit Purchase is determined by multiplying the Purchase amount by the current income purchase rate. Also note that for purposes of this Appendix B, annual rather than quarterly amounts are shown.

The examples reflect assumed Mortality and Expense Risk and Administrative Charges, GFIB Fees, annual policy service charges, surrender charges (where applicable), and fees associated with the Investment Divisions offered under the policy. The values shown deduct charges using simplified assumptions. For example, actual M&E charges are deducted daily and may be slightly higher or lower than shown for any given policy year. With regard to Investment Division fees, the examples reflect total assumed investment advisory fees together with other expenses incurred by the Investment Divisions of 1.00% of the average daily net assets of the Investment Divisions, after any applicable expense reimbursements. Please refer to the Table of Fees and Expenses in this Prospectus for details of the underlying Investment Division fees. The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a personalized illustration that shows how the GFIB might hypothetically work in your situation.

GFIB Example with Favorable Annual Returns:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below). This is the GFIB Payment Commencement Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average) **	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	—	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	—	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73	1.22%	11,453.17	—	39,337.09	6.67%	778.43	5,307.72	71,066.71	2,274.08	7,581.79	110,403.80
69	9	39,337.09	1.26%	8,706.81	—	31,124.96	6.34%	562.79	5,870.51	79,773.52	1,711.29	7,581.79	110,898.48
70	10	31,124.96	0.97%	28,752.25	—	2,673.24	5.90%	1,711.29	7,581.79	108,525.77	—	7,581.79	111,199.00

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with Favorable Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000

There is a Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average) **	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.30%	—	10,000.00	93,436.84	9.23%	952.13	952.13	10,000.00	6,629.66	7,581.79	103,436.84
63	3	93,436.84	1.53%	—	—	94,863.13	8.72%	—	952.13	10,000.00	6,629.66	7,581.79	104,863.13
64	4	94,863.13	1.54%	—	—	96,325.27	8.25%	—	952.13	10,000.00	6,629.66	7,581.79	106,325.27
65	5	96,325.27	1.56%	6.27	—	97,824.54	7.82%	0.49	952.62	10,006.27	6,629.17	7,581.79	107,830.80
66	6	97,824.54	1.13%	25,078.26	—	73,851.91	7.40%	1,892.17	2,844.79	35,084.53	4,737.01	7,581.79	108,936.44
67	7	73,851.91	1.18%	17,812.59	—	56,914.11	7.02%	1,274.63	4,119.42	52,897.12	3,462.38	7,581.79	109,811.23
68	8	56,914.11	1.23%	12,964.79	—	44,649.85	6.67%	881.17	5,000.59	65,861.91	2,581.21	7,581.79	110,511.76
69	9	44,649.85	1.27%	9,856.24	—	35,359.76	6.34%	637.08	5,637.67	75,718.16	1,944.12	7,581.79	111,077.91
70	10	35,359.76	0.98%	32,664.43	—	3,041.10	5.90%	1,944.12	7,581.79	108,382.58	—	7,581.79	111,423.69

The Discretionary Income Benefit Purchase lessens the amount of Automatic Income Benefit Purchases that need to be made to fully fund the GFIB Payments.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with Unfavorable Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000 Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is -5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-7.75%	—	—	92,247.17	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	92,247.17	-6.88%	17,974.96	10,000.00	57,926.32	9.23%	2,625.37	2,625.37	27,974.96	4,956.43	7,581.79	100,000.00
63	3	57,926.32	-6.74%	19,571.50	—	34,452.78	8.72%	1,735.42	4,360.78	47,546.46	3,221.01	7,581.79	100,000.00
64	4	34,452.78	-6.88%	11,632.09	—	20,450.83	8.25%	975.91	5,336.69	59,178.55	2,245.10	7,581.79	100,000.00
65	5	20,450.83	-7.16%	6,895.13	—	12,090.65	7.82%	548.08	5,884.78	66,073.68	1,697.02	7,581.79	100,000.00
66	6	12,090.65	-7.64%	4,066.30	—	7,100.54	7.40%	305.83	6,190.60	70,139.98	1,391.19	7,581.79	100,000.00
67	7	7,100.54	-8.52%	2,377.58	—	4,118.31	7.02%	169.55	6,360.15	72,517.57	1,221.64	7,581.79	100,000.00
68	8	4,118.31	-10.09%	1,368.06	—	2,334.87	6.67%	92.65	6,452.80	73,885.62	1,128.99	7,581.79	100,000.00
69	9	2,334.87	-13.00%	764.17	—	1,267.20	6.34%	49.22	6,502.02	74,649.79	1,079.77	7,581.79	100,000.00
70	10	1,267.20	-18.44%	1,033.47	—	—	5.90%	61.57	6,563.59	75,683.27	1,018.20	7,581.79	100,000.00

The Discretionary Income Benefit Purchase lessens in some Policy Years the amount of Automatic Income Benefit Purchases that need to be made.

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service changes and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with 0% Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000 Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 0%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-2.82%	—	—	97,178.90	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	97,178.90	-3.14%	—	10,000.00	84,126.51	9.23%	952.13	952.13	10,000.00	6,629.66	7,581.79	100,000.00
63	3	84,126.51	-2.98%	26,021.97	—	55,594.38	8.72%	2,302.07	3,254.20	36,021.97	4,327.59	7,581.79	100,000.00
64	4	55,594.38	-2.89%	18,912.78	—	35,076.44	8.25%	1,586.45	4,840.65	54,934.75	2,741.15	7,581.79	100,000.00
65	5	35,076.44	-2.94%	11,929.24	—	22,117.53	7.82%	948.05	5,788.70	66,863.99	1,793.10	7,581.79	100,000.00
66	6	22,117.53	-3.03%	7,517.74	—	13,930.53	7.40%	565.29	6,353.99	74,381.73	1,227.81	7,581.79	100,000.00
67	7	13,930.53	-3.20%	4,730.14	—	8,754.13	7.02%	337.24	6,691.23	79,111.87	890.56	7,581.79	100,000.00
68	8	8,754.13	-3.51%	2,967.25	—	5,479.38	6.67%	200.90	6,892.13	82,079.12	689.66	7,581.79	100,000.00
69	9	5,479.38	-4.04%	1,851.76	—	3,406.26	6.34%	119.22	7,011.36	83,930.88	570.44	7,581.79	100,000.00
70	10	3,406.26	-4.86%	3,240.85	—	—	5.90%	192.87	7,204.23	87,171.73	377.56	7,581.79	100,000.00

The Discretionary Income Benefit Purchase lessens in some Policy Years the amount of Automatic Income Benefit Purchases that need to be made.

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with 0% Annual Returns:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 0%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-2.82%	—	—	97,178.90	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	97,178.90	-3.45%	—	—	93,826.10	9.23%	—	—	—	7,581.79	7,581.79	100,000.00
63	3	93,826.10	-2.90%	31,919.92	—	59,189.43	8.72%	2,829.83	2,829.83	31,919.92	4,751.96	7,581.79	100,000.00
64	4	59,189.43	-2.92%	20,133.65	—	37,329.87	8.25%	1,688.86	4,518.69	52,053.57	3,063.10	7,581.79	100,000.00
65	5	37,329.87	-2.98%	12,693.44	—	23,523.46	7.82%	1,008.78	5,527.48	64,747.01	2,054.32	7,581.79	100,000.00
66	6	23,523.46	-3.10%	7,993.42	—	14,800.90	7.40%	601.06	6,128.54	72,740.44	1,453.26	7,581.79	100,000.00
67	7	14,800.90	-3.32%	5,023.44	—	9,285.75	7.02%	358.16	6,486.69	77,763.88	1,095.10	7,581.79	100,000.00
68	8	9,285.75	-3.70%	3,145.16	—	5,796.57	6.67%	212.95	6,699.64	80,909.04	882.15	7,581.79	100,000.00
69	9	5,796.57	-4.35%	1,956.61	—	3,587.58	6.34%	125.97	6,825.62	82,865.64	756.18	7,581.79	100,000.00
70	10	3,587.58	-5.38%	3,394.64	—	—	5.90%	202.03	7,027.65	86,260.29	554.14	7,581.79	100,000.00

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table(no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with Unfavorable Annual Returns:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is -5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average) **	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-7.75%	—	—	92,247.17	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	92,247.17	-7.37%	24,288.40	—	61,163.63	9.23%	2,266.98	2,266.98	24,288.40	5,314.82	7,581.79	100,000.00
63	3	61,163.63	-6.75%	20,664.24	—	36,370.53	8.72%	1,832.31	4,099.29	44,952.64	3,482.51	7,581.79	100,000.00
64	4	36,370.53	-6.90%	12,278.51	—	21,581.39	8.25%	1,030.14	5,129.43	57,231.15	2,452.36	7,581.79	100,000.00
65	5	21,581.39	-7.21%	7,275.23	—	12,751.14	7.82%	578.29	5,707.73	64,506.38	1,874.07	7,581.79	100,000.00
66	6	12,751.14	-7.71%	4,287.33	—	7,480.38	7.40%	322.45	6,030.18	68,793.72	1,551.62	7,581.79	100,000.00
67	7	7,480.38	-8.64%	2,503.63	—	4,330.37	7.02%	178.54	6,208.72	71,297.35	1,373.07	7,581.79	100,000.00
68	8	4,330.37	-10.31%	1,437.29	—	2,446.53	6.67%	97.34	6,306.06	72,734.64	1,275.73	7,581.79	100,000.00
69	9	2,446.53	-13.42%	799.40	—	1,318.71	6.34%	51.49	6,357.55	73,534.04	1,224.25	7,581.79	100,000.00
70	10	1,318.71	-19.33%	1,063.83	—	—	5.90%	63.38	6,420.93	74,597.87	1,160.86	7,581.79	100,000.00

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table(no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Partial Withdrawal:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client takes a $20,000 Partial Withdrawal in Policy Year 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Partial Withdrawal	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	0.31%	16,790.20	20,000.00	49,807.69	7.40%	1,268.56	3,000.30	38,513.85	4,581.49	6,195.07	88,321.53
67	7	49,807.69	1.16%	12,076.26	—	38,310.22	7.02%	864.15	3,864.46	50,590.11	3,717.34	6,195.07	88,900.33
68	8	38,310.22	1.20%	8,790.76	—	29,979.76	6.67%	597.48	4,461.94	59,380.88	3,119.86	6,195.07	89,360.63
69	9	29,979.76	1.23%	6,682.33	—	23,666.24	6.34%	431.93	4,893.87	66,063.20	2,687.93	6,195.07	89,729.44
70	10	23,666.24	0.93%	21,861.74	—	2,025.32	5.90%	1,301.20	6,195.07	87,924.95	1,386.73	6,195.07	89,950.26

The Partial Withdrawal lowers the GFIB Payments to $6,195.07.

The designated Payee will receive GFIB Payments of $6,195.07 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Full Surrender:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 8 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client fully surrenders the Policy at the beginning of Policy Year 8 when surrender charges have expired.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73						4,529.29	59,613.53		4,529.29	59,613.53

The Accumulation Value of the policy at surrender is $50,176.73

The full surrender lowers the GFIB Payments to $4,529.29.

The designated Payee will receive GFIB Payments of $4,529.29 per year starting on the GFIB Payment

Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with an Income Acceleration of the GFIB Payment Commencement Date:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 7 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client accelerates their GFIB Payments at the beginning of Policy Year 3 to begin at the end of Policy Year 7.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	6.97%	—	—	—	5,803.64	5,803.64	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	6.62%	—	—	—	5,803.64	5,803.64	106,775.41
65	5	106,775.41	1.54%	—	108,416.38	6.31%	—	—	—	5,803.64	5,803.64	108,416.38
66	6	108,416.38	1.44%	8,840.80	101,138.54	6.01%	535.18	535.18	8,840.80	5,268.46	5,803.64	109,979.34
67	7	101,138.54	0.88%	93,115.15	8,917.16	5.62%	5,268.46	5,803.64	101,955.95	—	5,803.64	110,873.10

The acceleration of the GFIB Payment Commencement Date lowers the GFIB Payments to $5,803.64.

The designated Payee will receive GFIB Payments of $5,803.64 per year starting on the GFIB Payment Commencement Date (which is now the end of Policy Year 7). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Deferral of the GFIB Payment Commencement Date:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 13 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client defers their payments at the beginning of Policy Year 3 to begin at the end of Policy Year 13.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	11.34%	—	—	—	9,166.52	9,166.52	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	10.62%	—	—	—	9,166.52	9,166.52	106,775.41
65	5	106,775.41	1.54%	—	108,416.38	9.99%	—	—	—	9,166.52	9,166.52	108,416.38
66	6	108,416.38	1.35%	15,428.03	94,448.42	9.41%	1,468.64	1,468.64	15,428.03	7,697.88	9,166.52	109,876.45
67	7	94,448.42	1.09%	25,943.07	69,537.25	8.88%	2,349.60	3,818.24	41,371.11	5,348.28	9,166.52	110,908.36
68	8	69,537.25	1.12%	18,202.15	52,112.03	8.39%	1,558.47	5,376.71	59,573.26	3,789.81	9,166.52	111,685.29
69	9	52,112.03	1.10%	14,421.41	38,261.62	7.92%	1,164.12	6,540.83	73,994.67	2,625.69	9,166.52	112,256.29
70	10	38,261.62	1.08%	10,113.96	28,562.41	7.49%	772.19	7,313.01	84,108.63	1,853.51	9,166.52	112,671.04
71	11	28,562.41	1.05%	7,298.60	21,564.12	7.09%	527.79	7,840.80	91,407.23	1,325.72	9,166.52	112,971.35
72	12	21,564.12	0.99%	5,439.94	16,336.68	6.73%	373.03	8,213.83	96,847.18	952.69	9,166.52	113,183.85
73	13	16,336.68	0.61%	15,165.00	1,271.98	6.23%	952.69	9,166.52	112,012.17	—	9,166.52	113,284.16

The deferral of the GFIB Payment Commencement Date increases the GFIB Payments to $9,166.52.

The designated Payee will receive GFIB Payments of $9,166.52 per year starting on the GFIB Payment Commencement Date (which is now the end of Policy Year 13). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Partial Annuitization:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client partially annuitizes $20,000 of the Policy’s Accumulation Value in Policy Year 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Partial Annuitization	Accumulation Value at Policy Year End	Income Purchase Rate (average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	0.83%	16,708.65	20,000.00	50,338.54	7.40%	1,262.36	2,994.10	38,432.30	3,228.81	6,222.92	88,770.84
67	7	50,338.54	1.16%	12,202.91	—	38,720.96	7.02%	873.22	3,867.32	50,635.21	2,355.60	6,222.92	89,356.17
68	8	38,720.96	1.20%	8,882.92	—	30,303.64	6.67%	603.74	4,471.06	59,518.13	1,751.85	6,222.92	89,821.77
69	9	30,303.64	1.23%	6,752.40	—	23,924.41	6.34%	436.46	4,907.52	66,270.53	1,315.39	6,222.92	90,194.94
70	10	23,924.41	0.93%	22,100.24	—	2,047.74	5.90%	1,315.39	6,222.92	88,370.77	—	6,222.92	90,418.52

The partial annuitization results in Variable Account Annuity Income Payments of $1,156.64 annually starting on the Variable Account Annuity Commencement Date (which is typically longer than the GFIB Payment Commencement Date).

The partial annuitization lowers the GFIB Payments to $6,222.92.

The designated Payee will receive GFIB Payments of $6,222.92 per year starting on the GFIB Payment

Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Full Annuitization:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 8 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client fully annuitizes the Policy’s Accumulation Value at the beginning of Policy Year 8.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73						4,529.29	59,613.53		4,529.29	59,613.53

The full annuitization of $50,176.73 at the beginning of Policy Year 8 results in Variable Account Annuity Income Payments of $2,996.54 annually starting on the Variable Account Annuity Commencement Date (which is typically longer than the GFIB Payment Commencement Date).

The full annuitization lowers the GFIB Payment to $4,529.29.

The designated Payee will receive GFIB Payments of $4,529.29 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The current Income Benefit Purchase Rate may be higher or lower. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

APPENDIX B —INVESTMENT DIVISION RESTRICTIONS AND ASSET ALLOCATION MODELS

Asset Allocation Categories:

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds

MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT Low Duration Portfolio
MainStay VP MacKay Unconstrained Bond		PIMCO VIT Total Return Portfolio
MainStay VP PIMCO Real Return

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Absolute Return Multi-Strategy		MainStay VP Moderate Growth Allocation
MainStay VP Balanced		MainStay VP T. Rowe Price Equity Income
MainStay VP Conservative Allocation		American Funds IS® Asset Allocation Fund
MainStay VP Epoch U.S. Equity Yield		American Funds IS® Blue Chip Income and Growth
MainStay VP Growth Allocation		American Funds IS® Growth Fund
MainStay VP Income Builder		BlackRock® Global Allocation V.I. Fund
MainStay VP Janus Henderson Balanced		ClearBridge Variable Appreciation Portfolio
MainStay VP Large Cap Growth		Deutsche Alternative Asset Allocation VIP
MainStay VP MacKay Common Stock		Fidelity® VIP Contrafund® Portfolio
MainStay VP MacKay Convertible		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Growth		MFS® Investors Trust Series
MainStay VP MacKay S&P 500 Index		MFS® Research Series
MainStay VP MFS® Utilities		Victory VIF Diversified Stock Fund
MainStay VP Moderate Allocation

Category C:

Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP Cushing Renaissance Advantage		Delaware VIP® Small Cap Value Series
MainStay VP Eagle Small Cap Growth		Dreyfus IP Technology Growth Portfolio
MainStay VP Emerging Markets Equity		Fidelity® VIP Emerging Markets Portfolio
MainStay VP Epoch U.S. Small Cap		Fidelity® VIP Equity-Income Portfolio
MainStay VP MacKay International Equity		Fidelity® VIP Mid Cap Portfolio
MainStay VP MacKay Mid Cap Core		Invesco V.I. American Value Fund
MainStay VP MacKay Small Cap Core		Invesco V.I. International Growth Fund
MainStay VP VanEck Global Hard Assets		Janus Henderson VIT Enterprise Portfolio
American Funds IS® Global Small Capitalization Fund		Janus Henderson VIT Global Research Portfolio
American Funds IS® New World Fund®

B-1

Columbia Variable Portfolio — Commodity Strategy Columbia Variable Portfolio — Small Cap Value	MFS® International Value Portfolio Morgan Stanley VIF U.S. Real Estate Portfolio Neuberger Berman AMT Mid Cap Growth Portfolio

Currently Available Asset Allocation Models

Moderately Aggressive

10% MainStay VP MacKay S&P 500 Index

10% Deutsche Alternative Asset Allocation VIP

7% PIMCO VIT Total Return Portfolio

7% MainStay VP MacKay High Yield Corporate Bond

7% American Funds IS® Blue Chip Income and Growth Fund

7% MainStay VP MacKay Mid Cap Core

6% MainStay VP Bond

6% MFS® Investors Trust Series

5% MainStay VP PIMCO Real Return

5% Columbia Variable Portfolio — Emerging Markets Bond

5% MFS® Research Series

5% Fidelity® VIP Equity-Income Portfolio

5% ClearBridge Variable Appreciation Portfolio

5% MainStay VP MacKay International Equity

5% American Funds IS® New World Fund®

5% MFS® International Value Portfolio

Moderate

10% MainStay VP MacKay S&P 500 Index

10% Deutsche Alternative Asset Allocation VIP

8% MainStay VP Bond

7% PIMCO VIT Total Return Portfolio

7% MainStay VP Indexed Bond

7% MainStay VP MacKay High Yield Corporate Bond

6% MainStay VP MacKay Government

5% MainStay VP PIMCO Real Return

5% Columbia Variable Portfolio — Emerging Markets Bond

5% MFS® Investors Trust Series

5% MFS® Research Series

5% Fidelity® VIP Equity-Income Portfolio

5% American Funds IS® Blue Chip Income and Growth Fund

5% MainStay VP MacKay Mid Cap Core

5% American Funds IS® New World Fund®

5% MFS® International Value Portfolio

Moderately Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% Deutsche Alternative Asset Allocation VIP

9% MainStay VP Indexed Bond

8% MainStay VP MacKay Government

7% MainStay VP MacKay High Yield Corporate Bond

6% MainStay VP PIMCO Real Return

5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

5% Columbia Variable Portfolio — Emerging Markets Bond

5% MainStay VP MacKay S&P 500 Index

5% MFS® Investors Trust Series

5% MFS® Research Series

5% Fidelity® VIP Equity-Income Portfolio

5% American Funds IS® Blue Chip Income and Growth Fund

5% MainStay VP MacKay Mid Cap Core

Conservative

14% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-         Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% Deutsche Alternative Asset Allocation VIP

7% MainStay VP PIMCO Real Return

7% MainStay VP MacKay High Yield Corporate Bond

5% Columbia Variable Portfolio — Emerging Markets Bond

4% BlackRock® High Yield V.I. Fund

4% American Funds IS® Blue Chip Income and Growth Fund

3% MFS® Research Series

3% MainStay VP MacKay Mid Cap Core

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APPENDIX C – STATE VARIATIONS

State	Features/Benefits	State Variation

Florida	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.

North Dakota	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 20 days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.

C-1

Statement of Additional Information

May 1, 2018

for

New York Life Income Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Income Plus Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Income Plus Variable Annuity II Prospectus dated May 1, 2018. You may obtain a copy of the Prospectus by calling NYLIAC at (800) 598-2019 or writing to NYLIAC Variable Products Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Income Plus Variable Annuity II Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for the M&E Charge for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where:  a   =   the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Automatic Income Benefit Purchase Formula

A pre-defined and non-discretionary Automatic Income Benefit Purchase Formula will be used to deduct a portion of the Variable Accumulation Value as an Automatic Income Benefit Purchase. Automatic Income Benefit Purchases are used to fund the GFIB Payments. Each Automatic Income Benefit Purchase reduces the Unfunded Income Benefit and concurrently increases the Funded Income Benefit. The Automatic Income Benefit Purchase Formula will be used to determine if an Automatic Income Benefit Purchase is required and the amount of the required Automatic Income Benefit Purchase.

AUTOMATIC INCOME BENEFIT PURCHASE FORMULA:

Target Ratio: TRt = (UIBt ÷ PRt) ÷ Vt

Quarterly Automatic Income Benefit Purchase Calculation:

AIBPt = Minimum [C* PQV, Vt × {1 – Minimum [1, m x (1 –TRt)]}]

Final Automatic Income Benefit Purchase Calculation:

AIBPt = Minimum (UIBt ÷ PRt,Vt )

•	t = Time (current Business Day)

•	AIBP = Automatic Income Benefit Purchase

•	IBP = Income Benefit Purchase (Automatic Income Benefit Purchase or Discretionary Income Benefit Purchase)

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•

PR = Income Benefit Purchase Rate: The amount of income purchased per dollar of Variable Accumulation Value applied to purchase the income. The income purchase rate in effect for an Automatic Income Benefit Purchase and a Discretionary Income Benefit Purchase at the time a purchase is processed.

•	FIB = Funded Income Benefit

•	UIB = Unfunded Income Benefit

•	V = Accumulation Value

•

TR = Target Ratio: The ratio of the Variable Accumulation Value required to purchase the Unfunded Income Benefit relative to the current Accumulation Value in the Policy at the time a purchase is processed.

•

C = Cap: The maximum percentage 10% of the prior quarter-end Policy’s Accumulation Value, on the first Business Day of the prior Policy quarter, that can be used to make an Automatic Income Benefit Purchase, except for the final Automatic Income Benefit Purchase. The Cap percentage is established on the Policy Date and will not change while this Policy is in effect.

•	PQV = The Policy’s Accumulation Value on the first Business Day of the prior Policy quarter.

•	m = Target Threshold [8].

The Automatic Income Benefit Purchase Formula will be applied on the second Policy quarter and every subsequent Policy quarter, except for the final Automatic Income Benefit Purchase, as described below, until the GFIB Payment Commencement Date. If this formula determines that an Automatic Income Benefit Purchase is required, the purchase will be processed on the same day that the formula is applied. With the exception of the final Automatic Income Benefit Purchase, each Automatic Income Benefit Purchase is subject to a maximum of ten percent (10%) of the Accumulation Value as of the first Business Day of the prior Policy quarter.

Final Automatic Income Benefit Purchase

A final application of the Automatic Income Benefit Purchase Formula will be made twenty (20) Business Days immediately preceding the GFIB Payment Commencement Date to determine if a final Automatic Income Benefit Purchase is necessary, and the amount of the required Automatic Income Benefit Purchase. We will provide notification to you of the upcoming final application of the Automatic Income Benefit Purchase Formula thirty (30) calendar days in advance of the final formula application date. If a purchase is required, it will be processed on the same day that the formula is applied. Following the final Automatic Income Benefit Purchase, if any, we will send you a written confirmation stating the amount of the purchase. Please examine this confirmation carefully. Within five (5) days of the GFIB Payment Commencement Date, you may cancel the final Automatic Income Benefit Purchase by returning the confirmation to Us with a request to cancel the purchase. On the day we receive your cancellation request, the Automatic Income Benefit Purchase will be reversed. The amount applied to the Variable Accumulation Value will be equal in dollar value to the amount deducted for the Automatic Income Benefit Purchase.

If a final Automatic Income Benefit Purchase is required to fully fund the GFIB Payments, and you cancel the final Automatic Income Benefit Purchase, you will receive a reduced GFIB payment amount based on the Funded Income Benefit amount determined on the GFIB Payment Commencement Date. Please read the Policy for additional details.

Discretionary Income Benefit Purchases

We will inform you of the following each time you submit a Discretionary Income Benefit Purchase request:

1.	That amounts used to purchase deferred income payments are not liquid

2.	That payments made pursuant to the GFIB are subject to the credit risk of NYLIAC’s general account.

3.	The GFIB or Income Benefit payment amount that you receive from the Company may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Discretionary Income Benefit Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

Upon completion of the Discretionary Income Benefit Purchase you will receive a confirmation statement which will inform you of the following:

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1.	The amount of future income purchased

2.	The lack of liquidity of amounts used to fund the GFIB.

3.	That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.

Please note that the disclosures listed above will be included in the Discretionary Income Benefit purchase request form or the confirmation statement for each Discretionary Income Benefit Purchase as soon as reasonably practicable after the state of this SAI.

ANNUITY AND INCOME PAYMENTS

We will make equal annuity payments each month under the Life with Cash Refund payment option during the lifetime of the Annuitant. If the Annuitant dies before the Variable Account has been exhausted, the amount remaining in the Variable Account will be paid to the Beneficiary. We may require that the Payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the aggregate amount of the Variable Account.

On the Variable Account Annuity Commencement Date, We will determine the Variable Accumulation Value of your Policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Variable Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the Policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

On the GFIB Payment Commencement Date, We will start to make GFIB Payments or Income Benefit Payments to you, or the Payee designated by you, if the Annuitant(s) is living on the GFIB Payment Commencement Date, and the Premium Payment has been made. You cannot cancel GFIB Payments or Income Benefit Payments. GFIB Payments or Income Benefit Payments, as applicable, will continue as long as the Annuitant(s) is living. The amount of the GFIB Payments is determined on and guaranteed as of the Policy Date, and is not dependent on the performance of the underlying Investment Divisions. Income Benefit Payments, which are paid in lieu of GFIB Payments when the GFIB has not been fully funded, are not guaranteed as of the Policy Date, but they are also not dependent on the performance of the Investment Divisions. GFIB Payments and Income Benefit Payments are based on, among other things, the amount of your Premium Payment, GFIB Rates at the time of application, the purchase rate in effect at the time of any Automatic or Discretionary Income Benefit Purchase, the age of the Annuitant, and overall market conditions.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

4

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

5

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

6

FINANCIAL STATEMENTS

The consolidated statements of financial position of NYLIAC as of December 31, 2017 and 2016, and the consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2017 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

7

NYLIAC Variable Annuity Separate Account-III
Financial Statements

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities
As of December 31, 2017

	MainStay VP Absolute Return Multi-Strategy—Service Class	MainStay VP Balanced—Service Class	MainStay VP Bond— Initial Class	MainStay VP Bond— Service Class	MainStay VP Common Stock— Initial Class	MainStay VP Common Stock— Service Class	MainStay VP Conservative Allocation—Service Class
ASSETS:
Investment at net asset value	$77,106,932	$131,537,732	$45,538,455	$102,032,730	$87,968,328	$67,306,577	$301,099,614
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	139,941	56,793	14,003	(118,312)	(10,880)	14,330	100,892
Net receivable from (payable to) the Fund shares sold or purchased	(139,941)	(56,793)	(14,003)	118,312	10,880	(14,330)	(100,892)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	3,035	5,133	1,630	3,995	3,078	2,589	11,877
Administrative charges	38	229	164	185	358	130	474

Total net assets	$77,103,859	$131,532,370	$45,536,661	$102,028,550	$87,964,892	$67,303,858	$301,087,263

Total shares outstanding	8,695,845	8,748,665	3,183,158	7,203,071	2,956,576	2,285,083	25,801,667
Net asset value per share (NAV)	$8.87	$15.03	$14.31	$14.16	$29.75	$29.45	$11.67
Total units outstanding	8,851,177	7,724,938	2,156,005	8,043,182	1,962,758	3,043,739	19,771,580
Variable accumulation unit value (lowest to highest)	$8.24 to $10.10	$11.12 to $19.60	$14.96 to $23.02	$10.05 to $14.11	$18.23 to $53.36	$12.49 to $28.88	$10.77 to $16.67
Identified cost of investment	$83,844,287	$121,855,046	$46,774,326	$104,312,795	$53,117,292	$57,208,003	$296,448,751
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP Convertible—Initial Class	MainStay VP Convertible—Service Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Cornerstone Growth— Service Class	MainStay VP Cushing® Renaissance Advantage—Service Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Eagle Small Cap Growth— Service Class
ASSETS:
Investment at net asset value	$71,172,937	$183,995,290	$88,294,906	$30,409,680	$7,183,677	$55,780,983	$33,846,205
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	11,355	133,642	(428)	(16,087)	(51,517)	(44,162)	(49,441)
Net receivable from (payable to) the Fund shares sold or purchased	(11,355)	(133,642)	428	16,087	51,517	44,162	49,441
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2,550	7,236	3,066	1,178	280	2,063	1,305
Administrative charges	262	307	371	77	9	194	82

Total net assets	$71,170,125	$183,987,747	$88,291,469	$30,408,425	$7,183,388	$55,778,726	$33,844,818

Total shares outstanding	5,356,324	13,961,557	2,860,167	997,074	686,169	3,957,465	2,440,753
Net asset value per share (NAV)	$13.29	$13.18	$30.87	$30.50	$10.47	$14.09	$13.87
Total units outstanding	2,167,461	9,422,947	2,947,896	1,446,228	683,791	3,384,403	2,165,640
Variable accumulation unit value (lowest to highest)	$20.53 to $39.01	$11.29 to $24.64	$11.23 to $33.69	$12.26 to $22.51	$9.91 to $12.35	$16.11 to $16.59	$12.45 to $17.34
Identified cost of investment	$61,932,010	$173,522,900	$69,409,618	$26,391,977	$6,506,713	$42,324,657	$29,223,418

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP Emerging Markets Equity—Initial Class	MainStay VP Emerging Markets Equity—Service Class	MainStay VP Epoch U.S. Equity Yield—Initial Class	MainStay VP Epoch U.S. Equity Yield—Service Class	MainStay VP Epoch U.S. Small Cap—Initial Class	MainStay VP Epoch U.S. Small Cap—Service Class	MainStay VP Floating Rate—Service Class
ASSETS:
Investment at net asset value	$18,540,801	$70,070,731	$122,984,255	$210,544,164	$24,445,326	$74,227,910	$191,169,898
Dividends due and accrued	—	—	—	—	—	—	682,321
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(42,131)	(75,604)	(30,365)	(115,523)	10,338	(14,479)	64,937
Net receivable from (payable to) the Fund shares sold or purchased	42,131	75,604	30,365	115,523	(10,338)	14,479	(747,258)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	657	2,642	4,399	8,120	888	2,869	7,527
Administrative charges	70	184	455	503	86	172	286

Total net assets	$18,540,074	$70,067,905	$122,979,401	$210,535,541	$24,444,352	$74,224,869	$191,162,085

Total shares outstanding	1,813,708	6,868,000	7,615,207	13,207,430	1,834,908	5,796,709	21,024,050
Net asset value per share (NAV)	$10.22	$10.20	$16.15	$15.94	$13.32	$12.80	$9.09
Total units outstanding	1,879,014	7,109,130	5,430,199	9,540,998	1,009,968	2,857,465	15,417,203
Variable accumulation unit value (lowest to highest)	$9.63 to $9.89	$9.49 to $14.59	$20.57 to $28.32	$11.12 to $24.85	$22.53 to $35.76	$12.14 to $32.57	$10.46 to $13.11
Identified cost of investment	$16,862,355	$61,885,344	$96,771,201	$183,221,453	$20,802,966	$66,120,972	$191,524,399

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP Government—Initial Class	MainStay VP Government—Service Class	MainStay VP Growth Allocation—Service Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP High Yield Corporate Bond— Service Class	MainStay VP Income Builder— Initial Class	MainStay VP Income Builder— Service Class
ASSETS:
Investment at net asset value	$28,900,699	$54,888,556	$201,736,276	$197,014,714	$749,707,904	$63,745,546	$119,991,458
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(270)	(42,339)	154,602	36,278	274,709	32,047	113,138
Net receivable from (payable to) the Fund shares sold or purchased	270	42,339	(154,602)	(36,278)	(274,709)	(32,047)	(113,138)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,040	2,139	7,706	6,986	29,809	2,225	4,741
Administrative charges	102	118	343	726	968	253	133

Total net assets	$28,899,557	$54,886,299	$201,728,227	$197,007,002	$749,677,127	$63,743,068	$119,986,584

Total shares outstanding	2,681,015	5,133,171	16,093,477	19,610,427	75,638,246	3,685,965	6,989,346
Net asset value per share (NAV)	$10.78	$10.69	$12.53	$10.05	$9.91	$17.29	$17.17
Total units outstanding	1,579,989	4,747,078	12,049,964	5,104,381	43,285,478	2,062,915	7,128,334
Variable accumulation unit value (lowest to highest)	$13.08 to $20.09	$9.78 to $12.46	$11.65 to $22.51	$26.43 to $43.61	$11.18 to $23.53	$15.07 to $35.14	$10.96 to $21.50
Identified cost of investment	$30,825,391	$57,257,703	$178,405,871	$191,323,091	$746,713,946	$54,838,817	$115,883,721

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP Indexed Bond—Service Class	MainStay VP International Equity— Initial Class	MainStay VP International Equity— Service Class	MainStay VP Janus Henderson Balanced— Initial Class	MainStay VP Janus Henderson Balanced—Service Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP Large Cap Growth— Service Class
ASSETS:
Investment at net asset value	$623,818	$25,825,025	$110,239,024	$182,294,824	$210,098,671	$42,384,776	$145,746,434
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	4,242	(6,714)	(26,471)	(5,171)	75,591	7,183	58,361
Net receivable from (payable to) the Fund shares sold or purchased	(4,242)	6,714	26,471	5,171	(75,591)	(7,183)	(58,361)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	24	933	4,236	6,427	8,265	1,507	5,754
Administrative charges	1	89	252	714	338	164	223

Total net assets	$623,793	$25,824,003	$110,234,536	$182,287,683	$210,090,068	$42,383,105	$145,740,457

Total shares outstanding	62,183	1,478,650	6,364,487	13,835,634	16,026,899	1,772,094	6,346,311
Net asset value per share (NAV)	$10.03	$17.46	$17.32	$13.18	$13.11	$23.92	$22.96
Total units outstanding	62,169	967,247	5,878,724	11,529,051	14,183,792	1,569,725	6,452,315
Variable accumulation unit value (lowest to highest)	$10.02 to $10.05	$18.71 to $31.42	$11.82 to $22.79	$15.42 to $15.88	$11.58 to $15.65	$14.69 to $31.61	$12.62 to $27.65
Identified cost of investment	$624,297	$19,054,997	$81,925,080	$147,628,982	$186,418,920	$34,590,514	$127,484,970

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP MFS® Utilities—Initial Class	MainStay VP MFS® Utilities—Service Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP Mid Cap Core—Service Class	MainStay VP Moderate Allocation—Service Class	MainStay VP Moderate Growth Allocation—Service Class	MainStay VP PIMCO Real Return— Service Class
ASSETS:
Investment at net asset value	$1,095,448	$409,912,224	$58,212,955	$177,193,393	$399,762,974	$492,085,525	$71,706,637
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(598,008)	(16,123)	(112,790)	142,492	(321,693)	(13,946)
Net receivable from (payable to) the Fund shares sold or purchased	—	598,008	16,123	112,790	(142,492)	321,693	13,946
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	41	15,802	2,112	6,864	15,517	19,110	2,801
Administrative charges	3	836	209	416	703	780	81

Total net assets	$1,095,404	$409,895,586	$58,210,634	$177,186,113	$399,746,754	$492,065,635	$71,703,755

Total shares outstanding	93,244	35,053,120	3,737,526	11,545,244	33,893,494	39,392,413	8,407,586
Net asset value per share (NAV)	$11.75	$11.69	$15.57	$15.35	$11.79	$12.49	$8.53
Total units outstanding	73,861	29,123,311	1,665,101	6,098,354	24,824,392	28,753,955	7,512,290
Variable accumulation unit value (lowest to highest)	$14.51 to $14.90	$10.10 to $14.72	$34.87 to $39.37	$11.78 to $37.04	$11.09 to $18.21	$11.41 to $20.23	$9.25 to $10.30
Identified cost of investment	$1,061,617	$401,601,772	$51,413,578	$156,913,364	$382,652,170	$454,964,047	$77,925,984

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP S&P 500 Index—Initial Class	MainStay VP S&P 500 Index—Service Class	MainStay VP Small Cap Core— Service Class	MainStay VP T. Rowe Price Equity Income—Initial Class	MainStay VP T. Rowe Price Equity Income—Service Class	MainStay VP U.S. Government Money Market—Initial Class	MainStay VP Unconstrained Bond— Service Class
ASSETS:
Investment at net asset value	$191,950,056	$283,683,764	$53,193,600	$55,720,134	$134,042,249	$100,813,970	$232,393,568
Dividends due and accrued	—	—	—	—	—	69,276	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	17,310	165,037	(27,549)	(3,080)	(49,312)	193,487	253,862
Net receivable from (payable to) the Fund shares sold or purchased	(17,310)	(165,037)	27,549	3,080	49,312	(262,763)	(253,862)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	6,751	11,033	2,032	2,014	5,245	3,886	9,150
Administrative charges	761	518	124	199	280	214	132

Total net assets	$191,942,544	$283,672,213	$53,191,444	$55,717,921	$134,036,724	$100,809,870	$232,384,286

Total shares outstanding	3,689,625	5,490,741	4,056,840	3,952,591	9,547,904	100,799,704	23,179,814
Net asset value per share (NAV)	$52.02	$51.66	$13.11	$14.10	$14.04	$1.00	$10.03
Total units outstanding	4,424,544	12,917,335	4,031,938	3,109,316	7,934,437	68,572,071	20,753,016
Variable accumulation unit value (lowest to highest)	$18.97 to $52.87	$12.68 to $27.70	$12.47 to $13.25	$17.50 to $17.96	$12.08 to $17.75	$0.89 to $9.85	$10.26 to $11.79
Identified cost of investment	$105,465,218	$205,129,650	$44,125,674	$44,873,218	$114,748,002	$100,554,053	$232,399,401

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP VanEck Global Hard Assets—Initial Class	American Funds IS® Blue Chip Income and Growth Fund—Class 4	American Funds IS® Global Small Capitalization Fund—Class 4	American Funds IS® Growth Fund— Class 4	American Funds IS® New World Fund®—Class 4	BlackRock® Global Allocation V.I. Fund—Class III	BlackRock® High Yield V.I. Fund—Class III
ASSETS:
Investment at net asset value	$126,361,453	$550,579	$6,353,246	$374,016	$32,095,975	$127,306,656	$34,875,343
Dividends due and accrued	—	—	—	—	—	—	127,877
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(174,593)	12,969	29,454	75,986	49,316	(14,780)	166,110
Net receivable from (payable to) the Fund shares sold or purchased	174,593	(12,969)	(29,454)	(75,986)	(49,316)	14,780	(293,987)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	4,790	19	244	11	1,257	4,997	1,357
Administrative charges	340	—	6	—	24	100	18

Total net assets	$126,356,323	$550,560	$6,352,996	$374,005	$32,094,694	$127,301,559	$34,873,968

Total shares outstanding	16,593,357	37,276	255,038	4,885	1,284,301	8,578,272	4,708,142
Net asset value per share (NAV)	$7.61	$14.77	$24.91	$76.56	$24.99	$14.84	$7.38
Total units outstanding	17,407,168	51,956	536,745	36,618	2,695,068	10,518,172	3,179,825
Variable accumulation unit value (lowest to highest)	$7.00 to $11.40	$10.59 to $10.60	$11.34 to $12.80	$10.21 to $10.22	$11.37 to $13.45	$10.67 to $13.11	$10.77 to $11.27
Identified cost of investment	$139,699,506	$528,226	$5,593,472	$296,188	$26,981,252	$125,512,848	$33,877,481

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	ClearBridge Variable Appreciation Portfolio— Class II	Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	Columbia Variable Portfolio— Small Cap Value Fund— Class 2	Delaware VIP® Small Cap Value Series— Service Class	Deutsche Alternative Asset Allocation VIP—Class B	Dreyfus IP Technology Growth Portfolio— Initial Shares
ASSETS:
Investment at net asset value	$270,392	$1,767,559	$12,446,803	$46,781,606	$69,805	$11,867,514	$17,753,267
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	1,056	8	(33,641)	9,030	29,825	40,168	14,823
Net receivable from (payable to) the Fund shares sold or purchased	(1,056)	(8)	33,641	(9,030)	(29,825)	(40,168)	(14,823)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	10	67	474	1,800	1	443	654
Administrative charges	1	2	12	100	—	5	60

Total net assets	$270,381	$1,767,490	$12,446,317	$46,779,706	$69,804	$11,867,066	$17,752,553

Total shares outstanding	6,461	294,582	1,226,238	2,319,271	1,642	873,221	741,234
Net asset value per share (NAV)	$41.85	$6.00	$10.15	$20.17	$42.52	$13.59	$23.95
Total units outstanding	24,419	200,576	1,097,300	2,081,341	6,715	1,119,783	671,864
Variable accumulation unit value (lowest to highest)	$11.05 to $11.09	$8.30 to $10.32	$11.25 to $11.39	$13.36 to $26.08	$10.39 to $10.40	$10.53 to $10.63	$25.62 to $39.44
Identified cost of investment	$264,242	$1,780,656	$12,223,731	$41,034,752	$39,865	$11,462,413	$13,583,257

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Dreyfus IP Technology Growth Portfolio— Service Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Contrafund® Portfolio—Service Class 2	Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio—Service Class 2	Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	Fidelity® VIP Mid Cap Portfolio—Service Class 2
ASSETS:
Investment at net asset value	$88,685,295	$141,716,043	$384,130,476	$57,051,463	$104,421,398	$24,121,491	$164,273,483
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	76,719	(66,366)	(360,471)	(20,527)	(33,953)	(38,910)	(39,254)
Net receivable from (payable to) the Fund shares sold or purchased	(76,719)	66,366	360,471	20,527	33,953	38,910	39,254
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	3,488	5,007	15,050	2,029	4,052	933	6,280
Administrative charges	157	558	625	218	242	36	398

Total net assets	$88,681,650	$141,710,478	$384,114,801	$57,049,216	$104,417,104	$24,120,522	$164,266,805

Total shares outstanding	3,898,094	3,735,121	10,367,471	2,387,996	4,477,577	677,733	4,346,833
Net asset value per share (NAV)	$22.75	$37.94	$37.05	$23.89	$23.32	$35.59	$37.79
Total units outstanding	3,306,853	3,003,069	16,906,102	1,845,236	4,913,179	1,646,972	5,785,714
Variable accumulation unit value (lowest to highest)	$14.36 to $33.70	$26.69 to $54.34	$12.14 to $33.39	$21.29 to $34.55	$11.82 to $23.93	$12.90 to $15.31	$12.14 to $37.65
Identified cost of investment	$67,868,686	$104,048,533	$313,184,794	$48,381,246	$93,592,761	$21,521,466	$139,942,586

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Invesco V.I. American Value Fund— Series II Shares	Invesco V.I. International Growth Fund—Series II Shares	Janus Henderson VIT Enterprise Portfolio—Service Shares	Janus Henderson VIT Global Research Portfolio—Institutional Shares	Janus Henderson VIT Global Research Portfolio—Service Shares	MFS® International Value Portfolio—Service Class	MFS® Investors Trust Series—Initial Class
ASSETS:
Investment at net asset value	$13,637,074	$36,137,897	$229,133	$57,340,986	$36,428,089	$2,250,398	$8,604,868
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(1,684)	71,781	51,668	(36,096)	60,058	10,299	(1,507)
Net receivable from (payable to) the Fund shares sold or purchased	1,684	(71,781)	(51,668)	36,096	(60,058)	(10,299)	1,507
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	534	1,398	7	1,983	1,394	85	308
Administrative charges	15	24	—	241	78	2	32

Total net assets	$13,636,525	$36,136,475	$229,126	$57,338,762	$36,426,617	$2,250,311	$8,604,528

Total shares outstanding	749,260	918,802	3,437	1,119,898	726,064	80,946	286,150
Net asset value per share (NAV)	$18.20	$39.33	$66.67	$51.20	$50.17	$27.80	$30.07
Total units outstanding	1,020,007	3,258,658	22,467	2,283,244	1,922,671	198,381	387,343
Variable accumulation unit value (lowest to highest)	$10.58 to $14.01	$10.54 to $12.08	$10.19 to $10.20	$10.56 to $27.75	$11.22 to $21.02	$11.32 to $11.36	$19.13 to $30.95
Identified cost of investment	$12,727,246	$31,910,800	$177,303	$33,046,359	$26,869,451	$2,145,231	$6,952,135

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MFS® Investors Trust Series—Service Class	MFS® Research Series— Initial Class	MFS® Research Series— Service Class	Morgan Stanley VIF U.S. Real Estate Portfolio— Class II	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	Neuberger Berman AMT Mid Cap Growth Portfolio— Class S	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)— Advisor Class
ASSETS:
Investment at net asset value	$35,484,069	$10,283,555	$16,038,425	$25,928,063	$1,500,870	$68,241,887	$81,157,571
Dividends due and accrued	—	—	—	—	—	—	48,130
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	35,263	(2,761)	(3,793)	40,832	(3,039)	40,382	97,824
Net receivable from (payable to) the Fund shares sold or purchased	(35,263)	2,761	3,793	(40,832)	3,039	(40,382)	(145,954)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,383	362	640	995	58	2,675	3,198
Administrative charges	29	41	25	38	4	98	41

Total net assets	$35,482,657	$10,283,152	$16,037,760	$25,927,030	$1,500,808	$68,239,114	$81,154,332

Total shares outstanding	1,195,105	348,581	549,803	1,200,881	54,005	2,648,006	7,521,254
Net asset value per share (NAV)	$29.69	$29.50	$29.17	$21.59	$27.79	$25.77	$10.79
Total units outstanding	2,018,750	426,743	665,011	2,184,377	53,637	3,111,317	7,542,712
Variable accumulation unit value (lowest to highest)	$12.46 to $27.86	$16.67 to $27.50	$12.47 to $30.43	$10.23 to $12.29	$26.63 to $38.10	$11.73 to $33.97	$10.36 to $11.19
Identified cost of investment	$32,373,463	$7,926,314	$14,610,022	$24,736,052	$1,286,568	$60,311,977	$82,380,478

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	PIMCO VIT Low Duration Portfolio—Advisor Class	PIMCO VIT Total Return Portfolio— Advisor Class	Victory VIF Diversified Stock Fund— Class A Shares
ASSETS:
Investment at net asset value	$19,944,925	$79,497,218	$15,475,001
Dividends due and accrued	17,234	117,580	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	77,313	545,922	(15,621)
Net receivable from (payable to) the Fund shares sold or purchased	(94,547)	(663,502)	15,621
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	777	3,117	594
Administrative charges	7	34	38

Total net assets	$19,944,141	$79,494,067	$15,474,369

Total shares outstanding	1,947,670	7,266,368	1,037,852
Net asset value per share (NAV)	$10.24	$10.94	$14.91
Total units outstanding	2,005,392	7,680,984	747,905
Variable accumulation unit value (lowest to highest)	$9.89 to $9.99	$10.20 to $10.50	$12.21 to $22.89
Identified cost of investment	$19,865,904	$78,543,990	$13,345,273

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations
For the year ended December 31, 2017

	MainStay VP Absolute Return Multi-Strategy—Service Class	MainStay VP Balanced—Service Class	MainStay VP Bond— Initial Class	MainStay VP Bond— Service Class	MainStay VP Common Stock— Initial Class	MainStay VP Common Stock— Service Class	MainStay VP Conservative Allocation—Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$626,067	$1,375,849	$1,163,624	$2,351,471	$1,151,563	$758,190	$5,485,850
Mortality and expense risk charges	(1,048,906)	(1,833,032)	(631,733)	(1,545,803)	(1,085,993)	(887,191)	(4,295,796)
Administrative charges	(202,940)	(250,008)	(87,371)	(190,301)	(159,327)	(119,620)	(481,484)
Net investment income (loss)	(625,779)	(707,191)	444,520	615,367	(93,757)	(248,621)	708,570
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	12,512,151	26,062,217	8,031,936	26,741,378	14,332,869	17,721,465	54,235,021
Cost of investments sold	(15,030,299)	(20,387,267)	(8,276,371)	(27,658,652)	(8,162,082)	(13,599,819)	(56,255,922)
Net realized gain (loss) on investments	(2,518,148)	5,674,950	(244,435)	(917,274)	6,170,787	4,121,646	(2,020,901)
Realized gain distribution received	—	2,597,376	419,832	948,484	3,487,476	2,638,713	—
Change in unrealized appreciation (depreciation) on investments	1,564,561	2,353,984	510,636	1,464,498	6,828,723	5,397,498	26,360,662
Net gain (loss) on investments	(953,587)	10,626,310	686,033	1,495,708	16,486,986	12,157,857	24,339,761
Net increase (decrease) in net assets resulting from operations	$(1,579,366)	$9,919,119	$1,130,553	$2,111,075	$16,393,229	$11,909,236	$25,048,331

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP Convertible—Initial Class	MainStay VP Convertible—Service Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Cornerstone Growth— Service Class	MainStay VP Cushing® Renaissance Advantage—Service Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Eagle Small Cap Growth— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,259,874	$2,619,021	$218,158	$9,011	$—	$—	$—
Mortality and expense risk charges	(946,314)	(2,479,492)	(1,050,825)	(405,103)	(103,598)	(749,128)	(450,053)
Administrative charges	(126,334)	(297,910)	(175,300)	(57,736)	(11,772)	(117,025)	(57,505)
Net investment income (loss)	187,226	(158,381)	(1,007,967)	(453,828)	(115,370)	(866,153)	(507,558)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	11,705,255	29,551,328	13,466,275	6,777,767	5,046,214	12,077,808	7,812,910
Cost of investments sold	(7,563,999)	(26,146,638)	(10,824,847)	(6,505,693)	(4,741,373)	(9,155,802)	(6,653,258)
Net realized gain (loss) on investments	4,141,256	3,404,690	2,641,428	272,074	304,841	2,922,006	1,159,652
Realized gain distribution received	1,216,770	3,012,391	585,388	203,920	—	2,615,156	1,567,559
Change in unrealized appreciation (depreciation) on investments	1,639,012	10,075,235	18,758,596	7,109,049	44,057	5,975,326	3,790,850
Net gain (loss) on investments	6,997,038	16,492,316	21,985,412	7,585,043	348,898	11,512,488	6,518,061
Net increase (decrease) in net assets resulting from operations	$7,184,264	$16,333,935	$20,977,445	$7,131,215	$233,528	$10,646,335	$6,010,503

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP Emerging Markets Equity—Initial Class	MainStay VP Emerging Markets Equity—Service Class	MainStay VP Epoch U.S. Equity Yield—Initial Class	MainStay VP Epoch U.S. Equity Yield—Service Class	MainStay VP Epoch U.S. Small Cap— Initial Class	MainStay VP Epoch U.S. Small Cap— Service Class	MainStay VP Floating Rate—Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$209,714	$635,671	$1,608,655	$2,273,781	$112,469	$202,297	$7,935,631
Mortality and expense risk charges	(219,961)	(911,324)	(1,612,664)	(3,003,786)	(319,575)	(1,032,514)	(2,869,700)
Administrative charges	(34,391)	(151,844)	(223,729)	(410,055)	(42,476)	(127,795)	(369,151)
Net investment income (loss)	(44,638)	(427,497)	(227,738)	(1,140,060)	(249,582)	(958,012)	4,696,780
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	3,784,196	17,057,311	21,847,964	48,887,025	4,794,343	17,541,018	54,043,658
Cost of investments sold	(4,112,371)	(18,544,159)	(15,059,440)	(37,634,454)	(2,857,130)	(12,481,895)	(54,765,621)
Net realized gain (loss) on investments	(328,175)	(1,486,848)	6,788,524	11,252,571	1,937,213	5,059,123	(721,963)
Realized gain distribution received	—	—	—	—	2,175,933	6,939,213	—
Change in unrealized appreciation (depreciation) on investments	6,037,350	23,750,190	12,862,298	22,620,484	(678,273)	(1,545,676)	108,766
Net gain (loss) on investments	5,709,175	22,263,342	19,650,822	33,873,055	3,434,873	10,452,660	(613,197)
Net increase (decrease) in net assets resulting from operations	$5,664,537	$21,835,845	$19,423,084	$32,732,995	$3,185,291	$9,494,648	$4,083,583

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP Government—Initial Class	MainStay VP Government—Service Class	MainStay VP Growth Allocation—Service Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP High Yield Corporate Bond— Service Class	MainStay VP Income Builder—Initial Class	MainStay VP Income Builder—Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$803,744	$1,367,160	$1,519,135	$12,280,886	$43,394,569	$2,367,400	$3,943,898
Mortality and expense risk charges	(410,511)	(843,733)	(2,605,524)	(2,766,404)	(10,970,069)	(824,297)	(1,659,871)
Administrative charges	(60,610)	(110,318)	(539,173)	(366,103)	(1,406,534)	(120,418)	(174,931)
Net investment income (loss)	332,623	413,109	(1,625,562)	9,148,379	31,017,966	1,422,685	2,109,096
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	5,951,638	18,066,711	37,007,847	46,225,123	129,045,602	10,038,461	22,722,695
Cost of investments sold	(6,466,324)	(19,357,176)	(33,707,874)	(41,341,349)	(120,272,650)	(7,021,550)	(22,759,213)
Net realized gain (loss) on investments	(514,686)	(1,290,465)	3,299,973	4,883,774	8,772,952	3,016,911	(36,518)
Realized gain distribution received	—	—	3,381,009	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	381,701	1,043,864	29,527,592	(2,887,396)	(4,211,503)	2,270,602	9,234,730
Net gain (loss) on investments	(132,985)	(246,601)	36,208,574	1,996,378	4,561,449	5,287,513	9,198,212
Net increase (decrease) in net assets resulting from operations	$199,638	$166,508	$34,583,012	$11,144,757	$35,579,415	$6,710,198	$11,307,308

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP Indexed Bond—Service Class (a)	MainStay VP International Equity— Initial Class	MainStay VP International Equity— Service Class	MainStay VP Janus Henderson Balanced— Initial Class	MainStay VP Janus Henderson Balanced—Service Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP Large Cap Growth— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$5,636	$140,812	$330,406	$3,147,192	$3,076,174	$—	$—
Mortality and expense risk charges	(1,795)	(322,474)	(1,439,123)	(2,306,885)	(2,792,372)	(518,301)	(1,935,879)
Administrative charges	(156)	(43,577)	(222,132)	(358,414)	(381,053)	(79,236)	(240,007)
Net investment income (loss)	3,685	(225,239)	(1,330,849)	481,893	(97,251)	(597,537)	(2,175,886)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	40,590	5,646,302	24,080,027	28,227,915	35,309,861	7,544,341	28,889,794
Cost of investments sold	(40,344)	(4,149,060)	(18,782,069)	(22,308,730)	(29,147,986)	(4,304,453)	(23,998,807)
Net realized gain (loss) on investments	246	1,497,242	5,297,958	5,919,185	6,161,875	3,239,888	4,890,987
Realized gain distribution received	85	—	—	7,388,560	8,239,782	1,450,879	5,018,115
Change in unrealized appreciation (depreciation) on investments	(4,721)	5,175,174	22,840,904	13,876,321	14,878,387	6,408,235	26,679,238
Net gain (loss) on investments	(4,390)	6,672,416	28,138,862	27,184,066	29,280,044	11,099,002	36,588,340
Net increase (decrease) in net assets resulting from operations	$(705)	$6,447,177	$26,808,013	$27,665,959	$29,182,793	$10,501,465	$34,412,454

(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP MFS® Utilities—Initial Class	MainStay VP MFS® Utilities—Service Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP Mid Cap Core—Service Class	MainStay VP Moderate Allocation—Service Class	MainStay VP Moderate Growth Allocation—Service Class	MainStay VP PIMCO Real Return— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$44,743	$15,797,988	$594,184	$1,423,066	$5,671,950	$5,784,970	$1,049,736
Mortality and expense risk charges	(15,804)	(5,878,950)	(754,796)	(2,430,861)	(5,473,326)	(6,602,753)	(1,046,685)
Administrative charges	(2,614)	(851,702)	(101,178)	(309,426)	(773,930)	(1,337,893)	(156,373)
Net investment income (loss)	26,325	9,067,336	(261,790)	(1,317,221)	(575,306)	(2,155,676)	(153,322)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	239,245	77,500,578	10,821,017	37,611,235	69,891,604	77,215,681	15,492,342
Cost of investments sold	(211,673)	(70,117,968)	(8,049,869)	(32,266,829)	(68,282,039)	(67,782,718)	(18,407,903)
Net realized gain (loss) on investments	27,572	7,382,610	2,771,148	5,344,406	1,609,565	9,432,963	(2,915,561)
Realized gain distribution received	—	—	673,058	2,071,111	1,691,359	9,143,856	—
Change in unrealized appreciation (depreciation) on investments	88,919	32,856,941	6,035,117	21,049,744	43,928,809	54,227,895	4,167,298
Net gain (loss) on investments	116,491	40,239,551	9,479,323	28,465,261	47,229,733	72,804,714	1,251,737
Net increase (decrease) in net assets resulting from operations	$142,816	$49,306,887	$9,217,533	$27,148,040	$46,654,427	$70,649,038	$1,098,415

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP S&P 500 Index—Initial Class	MainStay VP S&P 500 Index—Service Class	MainStay VP Small Cap Core— Service Class	MainStay VP T. Rowe Price Equity Income—Initial Class	MainStay VP T. Rowe Price Equity Income—Service Class	MainStay VP U.S. Government Money Market—Initial Class	MainStay VP Unconstrained Bond— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$2,590,328	$3,315,188	$—	$1,143,892	$2,504,482	$484,637	$6,309,529
Mortality and expense risk charges	(2,375,444)	(3,642,026)	(736,772)	(726,855)	(1,885,711)	(1,646,113)	(3,129,353)
Administrative charges	(344,382)	(457,582)	(106,338)	(95,652)	(248,807)	(247,442)	(532,711)
Net investment income (loss)	(129,498)	(784,420)	(843,110)	321,385	369,964	(1,408,918)	2,647,465
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	26,474,669	45,950,938	14,000,139	10,312,684	30,886,930	91,694,530	31,150,787
Cost of investments sold	(11,437,771)	(27,317,686)	(12,317,532)	(7,591,871)	(24,115,412)	(91,695,623)	(32,251,107)
Net realized gain (loss) on investments	15,036,898	18,633,252	1,682,607	2,720,813	6,771,518	(1,093)	(1,100,320)
Realized gain distribution received	2,719,723	3,925,188	855,194	2,522,480	6,146,648	—	—
Change in unrealized appreciation (depreciation) on investments	15,946,628	23,633,789	4,243,142	1,942,728	4,196,598	(11,063)	4,324,558
Net gain (loss) on investments	33,703,249	46,192,229	6,780,943	7,186,021	17,114,764	(12,156)	3,224,238
Net increase (decrease) in net assets resulting from operations	$33,573,751	$45,407,809	$5,937,833	$7,507,406	$17,484,728	$(1,421,074)	$5,871,703

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP VanEck Global Hard Assets—Initial Class	American Funds IS® Blue Chip Income and Growth Fund—Class 4 (b)	American Funds IS® Global Small Capitalization Fund—Class 4	American Funds IS® Growth Fund— Class 4 (b)	American Funds IS® New World Fund®—Class 4	BlackRock® Global Allocation V.I. Fund— Class III	BlackRock® High Yield V.I. Fund—Class III
INVESTMENT INCOME (LOSS):
Dividend income	$—	$4,581	$19,515	$297	$228,707	$1,567,064	$1,511,964
Mortality and expense risk charges	(1,774,162)	(413)	(64,106)	(186)	(358,125)	(1,738,574)	(442,980)
Administrative charges	(268,732)	(12)	(6,205)	—	(45,790)	(324,811)	(61,933)
Net investment income (loss)	(2,042,894)	4,156	(50,796)	111	(175,208)	(496,321)	1,007,051
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	35,186,433	437	1,514,959	233	4,884,053	19,552,268	6,948,397
Cost of investments sold	(47,906,387)	(419)	(1,593,813)	(230)	(4,409,558)	(20,043,882)	(6,962,170)
Net realized gain (loss) on investments	(12,719,954)	18	(78,854)	3	474,495	(491,614)	(13,773)
Realized gain distribution received	—	—	—	—	—	1,462,863	—
Change in unrealized appreciation (depreciation) on investments	10,302,441	9,385	1,036,790	1,842	5,345,487	12,897,971	528,031
Net gain (loss) on investments	(2,417,513)	9,403	957,936	1,845	5,819,982	13,869,220	514,258
Net increase (decrease) in net assets resulting from operations	$(4,460,407)	$13,559	$907,140	$1,956	$5,644,774	$13,372,899	$1,521,309

(b) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2017

	ClearBridge Variable Appreciation Portfolio— Class II (a)	Columbia Variable Portfolio— Commodity Strategy Fund—Class 2	Columbia Variable Portfolio— Emerging Markets Bond Fund—Class 2	Columbia Variable Portfolio— Small Cap Value Fund—Class 2	Delaware VIP® Small Cap Value Series— Service Class (b)	Deutsche Alternative Asset Allocation VIP—Class B	Dreyfus IP Technology Growth Portfolio— Initial Shares
INVESTMENT INCOME (LOSS):
Dividend income	$2,247	$101,439	$394,935	$146,465	$—	$125,911	$—
Mortality and expense risk charges	(1,049)	(24,888)	(120,811)	(660,608)	(24)	(104,968)	(209,396)
Administrative charges	(95)	(1,964)	(27,343)	(80,580)	3	(15,936)	(28,424)
Net investment income (loss)	1,103	74,587	246,781	(594,723)	(21)	5,007	(237,820)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	88,559	1,036,230	2,705,255	18,498,526	67	942,406	3,627,717
Cost of investments sold	(86,823)	(1,068,224)	(2,601,648)	(16,141,831)	(63)	(925,320)	(2,517,213)
Net realized gain (loss) on investments	1,736	(31,994)	103,607	2,356,695	4	17,086	1,110,504
Realized gain distribution received	7,259	—	—	2,998,925	—	—	729,627
Change in unrealized appreciation (depreciation) on investments	5,094	(45,636)	326,787	458,899	115	375,719	3,522,627
Net gain (loss) on investments	14,089	(77,630)	430,394	5,814,519	119	392,805	5,362,758
Net increase (decrease) in net assets resulting from operations	$15,192	$(3,043)	$677,175	$5,219,796	$98	$397,812	$5,124,938

(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
(b) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2017

	Dreyfus IP Technology Growth Portfolio— Service Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Contrafund® Portfolio—Service Class 2	Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio—Service Class 2	Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	Fidelity® VIP Mid Cap Portfolio—Service Class 2
INVESTMENT INCOME (LOSS):
Dividend income	$—	$1,370,229	$2,822,315	$955,281	$1,546,004	$18,632	$778,156
Mortality and expense risk charges	(1,077,575)	(1,805,544)	(5,183,670)	(744,069)	(1,494,015)	(244,830)	(2,233,639)
Administrative charges	(124,705)	(256,420)	(794,663)	(104,887)	(167,244)	(42,562)	(296,995)
Net investment income (loss)	(1,202,280)	(691,735)	(3,156,018)	106,325	(115,255)	(268,760)	(1,752,478)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	15,910,793	22,930,021	71,186,549	10,443,869	25,622,159	5,540,634	34,983,701
Cost of investments sold	(11,595,194)	(17,188,721)	(50,260,167)	(9,293,254)	(22,485,221)	(5,336,010)	(29,062,671)
Net realized gain (loss) on investments	4,315,599	5,741,300	20,926,382	1,150,615	3,136,938	204,624	5,921,030
Realized gain distribution received	3,582,795	7,484,024	19,630,384	1,209,465	2,242,263	1,835,871	7,525,439
Change in unrealized appreciation (depreciation) on investments	17,513,271	13,222,375	27,331,363	3,647,850	5,613,217	2,661,368	15,868,414
Net gain (loss) on investments	25,411,665	26,447,699	67,888,129	6,007,930	10,992,418	4,701,863	29,314,883
Net increase (decrease) in net assets resulting from operations	$24,209,385	$25,755,964	$64,732,111	$6,114,255	$10,877,163	$4,433,103	$27,562,405

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2017

	Invesco V.I. American Value Fund— Series II Shares	Invesco V.I. International Growth Fund—Series II Shares	Janus Henderson VIT Enterprise Portfolio—Service Shares (b)	Janus Henderson VIT Global Research Portfolio—Institutional Shares	Janus Henderson VIT Global Research Portfolio—Service Shares	MFS® International Value Portfolio—Service Class (a)	MFS® Investors Trust Series—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$80,671	$407,779	$—	$455,247	$238,176	$9,158	$60,025
Mortality and expense risk charges	(212,629)	(438,167)	(120)	(702,267)	(486,390)	(8,519)	(108,899)
Administrative charges	(16,898)	(59,658)	(8)	(116,047)	(56,675)	(466)	(15,971)
Net investment income (loss)	(148,856)	(90,046)	(128)	(363,067)	(304,889)	173	(64,845)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	7,034,000	5,594,147	49,185	9,168,257	7,891,293	410,124	1,560,095
Cost of investments sold	(7,526,926)	(5,279,090)	(48,719)	(4,792,263)	(4,915,992)	(404,409)	(1,137,061)
Net realized gain (loss) on investments	(492,926)	315,057	466	4,375,994	2,975,301	5,715	423,034
Realized gain distribution received	159,566	—	—	—	—	668	323,940
Change in unrealized appreciation (depreciation) on investments	1,520,844	5,351,961	162	8,436,808	4,941,597	94,869	948,404
Net gain (loss) on investments	1,187,484	5,667,018	628	12,812,802	7,916,898	101,252	1,695,378
Net increase (decrease) in net assets resulting from operations	$1,038,628	$5,576,972	$500	$12,449,735	$7,612,009	$101,425	$1,630,533
(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
(b) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2017

	MFS® Investors Trust Series—Service Class	MFS® Research Series— Initial Class	MFS® Research Series— Service Class	Morgan Stanley VIF U.S. Real Estate Portfolio— Class II	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	Neuberger Berman AMT Mid Cap Growth Portfolio— Class S	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class
INVESTMENT INCOME (LOSS):
Dividend income	$170,213	$132,153	$174,445	$355,491	$—	$—	$3,723,471
Mortality and expense risk charges	(415,877)	(127,348)	(222,471)	(406,110)	(20,082)	(876,322)	(1,073,824)
Administrative charges	(65,550)	(18,101)	(28,294)	(47,834)	(2,416)	(108,979)	(159,779)
Net investment income (loss)	(311,214)	(13,296)	(76,320)	(98,453)	(22,498)	(985,301)	2,489,868
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	5,750,479	1,751,977	3,499,168	12,677,762	194,170	12,981,563	12,253,541
Cost of investments sold	(5,667,306)	(1,009,399)	(3,177,976)	(12,158,330)	(168,151)	(13,529,877)	(12,022,102)
Net realized gain (loss) on investments	83,173	742,578	321,192	519,432	26,019	(548,314)	231,439
Realized gain distribution received	1,219,729	649,080	1,046,253	—	28,469	1,350,380	—
Change in unrealized appreciation (depreciation) on investments	4,455,994	562,118	1,614,461	(241,604)	270,829	12,641,212	(1,995,790)
Net gain (loss) on investments	5,758,896	1,953,776	2,981,906	277,828	325,317	13,443,278	(1,764,351)
Net increase (decrease) in net assets resulting from operations	$5,447,682	$1,940,480	$2,905,586	$179,375	$302,819	$12,457,977	$725,517

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)
For the year ended December 31, 2017

	PIMCO VIT Low Duration Portfolio—Advisor Class	PIMCO VIT Total Return Portfolio— Advisor Class	Victory VIF Diversified Stock Fund— Class A Shares
INVESTMENT INCOME (LOSS):
Dividend income	$179,327	$1,343,497	$94,351
Mortality and expense risk charges	(210,293)	(1,015,238)	(194,266)
Administrative charges	(18,819)	(154,460)	(32,742)
Net investment income (loss)	(49,785)	173,799	(132,657)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,928,027	11,369,954	3,739,998
Cost of investments sold	(4,937,924)	(11,681,673)	(3,001,791)
Net realized gain (loss) on investments	(9,897)	(311,719)	738,207
Realized gain distribution received	—	—	206,562
Change in unrealized appreciation (depreciation) on investments	(2,757)	2,128,918	2,308,760
Net gain (loss) on investments	(12,654)	1,817,199	3,253,529
Net increase (decrease) in net assets resulting from operations	$(62,439)	$1,990,998	$3,120,872

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Absolute Return Multi-Strategy—Service Class		MainStay VP Balanced—Service Class		MainStay VP Bond— Initial Class		MainStay VP Bond— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(625,779)	$(1,216,156)	$(707,191)	$(529,485)	$444,520	$597,863	$615,367	$1,020,346
Net realized gain (loss) on investments	(2,518,148)	(3,923,040)	5,674,950	4,372,885	(244,435)	45,810	(917,274)	(880,074)
Realized gain distribution received	—	—	2,597,376	4,143,586	419,832	210,222	948,484	497,970
Change in unrealized appreciation/(depreciation) on investments	1,564,561	3,765,577	2,353,984	1,490,215	510,636	306,483	1,464,498	1,209,837

Net increase (decrease) in net assets resulting from operations	(1,579,366)	(1,373,619)	9,919,119	9,477,201	1,130,553	1,160,378	2,111,075	1,848,079
Contributions and (withdrawals):
Payments received from policyowners	7,559,654	5,670,700	6,790,890	5,462,471	289,891	470,661	3,235,835	4,244,610
Policyowners' surrenders	(6,943,786)	(5,811,965)	(17,943,299)	(14,818,935)	(5,590,330)	(5,181,554)	(17,329,331)	(17,795,485)
Policyowners' annuity and death benefits	(400,134)	(607,735)	(1,619,134)	(779,644)	(902,319)	(1,066,496)	(1,145,384)	(1,253,494)
Net transfers from (to) Fixed Account	7,908,559	2,195,237	4,207,576	968,799	(453,563)	(927,997)	1,599,365	719,278
Transfers between Investment Divisions	1,257,630	(2,008,757)	1,733,434	5,794,111	(185,328)	977,831	(2,563,346)	6,017,900

Net contributions and (withdrawals)	9,381,923	(562,520)	(6,830,533)	(3,373,198)	(6,841,649)	(5,727,555)	(16,202,861)	(8,067,191)

Increase (decrease) in net assets	7,802,557	(1,936,139)	3,088,586	6,104,003	(5,711,096)	(4,567,177)	(14,091,786)	(6,219,112)

NET ASSETS:
Beginning of period	69,301,302	71,237,441	128,443,784	122,339,781	51,247,757	55,814,934	116,120,336	122,339,448
End of period	$77,103,859	$69,301,302	$131,532,370	$128,443,784	$45,536,661	$51,247,757	$102,028,550	$116,120,336

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Common Stock— Initial Class		MainStay VP Common Stock— Service Class		MainStay VP Conservative Allocation— Service Class		MainStay VP Convertible— Initial Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(93,757)	$41,043	$(248,621)	$(178,218)	$708,570	$2,092,178	$187,226	$1,808,796
Net realized gain (loss) on investments	6,170,787	1,757,442	4,121,646	4,496,453	(2,020,901)	(6,062,371)	4,141,256	4,227,772
Realized gain distribution received	3,487,476	5,227,850	2,638,713	3,595,925	—	6,271,962	1,216,770	2,807,732
Change in unrealized appreciation/(depreciation) on investments	6,828,723	(972,552)	5,397,498	(3,727,390)	26,360,662	10,623,345	1,639,012	(1,775,923)

Net increase (decrease) in net assets resulting from operations	16,393,229	6,053,783	11,909,236	4,186,770	25,048,331	12,925,114	7,184,264	7,068,377
Contributions and (withdrawals):
Payments received from policyowners	909,925	703,664	5,421,824	4,075,503	12,896,461	10,819,130	890,426	618,295
Policyowners' surrenders	(9,240,186)	(7,805,227)	(9,054,455)	(6,788,117)	(39,093,846)	(44,355,483)	(8,917,326)	(7,556,532)
Policyowners' annuity and death benefits	(1,925,751)	(1,806,927)	(378,307)	(174,593)	(3,113,909)	(3,716,756)	(870,488)	(775,758)
Net transfers from (to) Fixed Account	(723,735)	(1,378,880)	3,202,990	680,576	7,223,381	650,984	(668,708)	(910,577)
Transfers between Investment Divisions	(1,394,641)	(553,629)	(3,655,201)	1,780,043	3,051,955	(6,397,574)	822,277	(1,151,269)

Net contributions and (withdrawals)	(12,374,388)	(10,840,999)	(4,463,149)	(426,588)	(19,035,958)	(42,999,699)	(8,743,819)	(9,775,841)

Increase (decrease) in net assets	4,018,841	(4,787,216)	7,446,087	3,760,182	6,012,373	(30,074,585)	(1,559,555)	(2,707,464)

NET ASSETS:
Beginning of period	83,946,051	88,733,267	59,857,771	56,097,589	295,074,890	325,149,475	72,729,680	75,437,144
End of period	$87,964,892	$83,946,051	$67,303,858	$59,857,771	$301,087,263	$295,074,890	$71,170,125	$72,729,680

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Convertible—Service Class		MainStay VP Cornerstone Growth— Initial Class		MainStay VP Cornerstone Growth— Service Class		MainStay VP Cushing® Renaissance Advantage—Service Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(158,381)	$3,508,453	$(1,007,967)	$(1,061,639)	$(453,828)	$(463,671)	$(115,370)	$(50,768)
Net realized gain (loss) on investments	3,404,690	4,123,044	2,641,428	1,291,241	272,074	(67,737)	304,841	(8,447)
Realized gain distribution received	3,012,391	6,449,616	585,388	6,935,562	203,920	2,476,625	—	—
Change in unrealized appreciation/(depreciation) on investments	10,075,235	1,294,979	18,758,596	(8,419,273)	7,109,049	(2,473,005)	44,057	1,078,010

Net increase (decrease) in net assets resulting from operations	16,333,935	15,376,092	20,977,445	(1,254,109)	7,131,215	(527,788)	233,528	1,018,795
Contributions and (withdrawals):
Payments received from policyowners	12,660,805	5,027,755	1,118,870	797,494	1,099,145	785,062	736,521	624,449
Policyowners' surrenders	(25,130,909)	(21,869,284)	(9,081,772)	(6,928,278)	(4,744,849)	(3,286,140)	(1,016,541)	(560,989)
Policyowners' annuity and death benefits	(1,338,293)	(1,437,991)	(1,649,651)	(1,512,361)	(243,276)	(146,501)	(88,274)	(2,364)
Net transfers from (to) Fixed Account	6,730,946	728,010	(286,546)	(804,034)	205,968	(42,464)	1,135,513	(81,140)
Transfers between Investment Divisions	10,554,174	(5,629,659)	(1,681,808)	(383,204)	(409,402)	(733,958)	(657,275)	3,816,230

Net contributions and (withdrawals)	3,476,723	(23,181,169)	(11,580,907)	(8,830,383)	(4,092,414)	(3,424,001)	109,944	3,796,186

Increase (decrease) in net assets	19,810,658	(7,805,077)	9,396,538	(10,084,492)	3,038,801	(3,951,789)	343,472	4,814,981

NET ASSETS:
Beginning of period	164,177,089	171,982,166	78,894,931	88,979,423	27,369,624	31,321,413	6,839,916	2,024,935
End of period	$183,987,747	$164,177,089	$88,291,469	$78,894,931	$30,408,425	$27,369,624	$7,183,388	$6,839,916

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Eagle Small Cap Growth—Initial Class		MainStay VP Eagle Small Cap Growth—Service Class		MainStay VP Emerging Markets Equity—Initial Class		MainStay VP Emerging Markets Equity— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(866,153)	$(890,364)	$(507,558)	$(486,380)	$(44,638)	$(148,134)	$(427,497)	$(881,573)
Net realized gain (loss) on investments	2,922,006	1,546,488	1,159,652	(45,959)	(328,175)	(1,162,593)	(1,486,848)	(4,752,165)
Realized gain distribution received	2,615,156	2,990,427	1,567,559	1,560,999	—	—	—	—
Change in unrealized appreciation/(depreciation) on investments	5,975,326	722,130	3,790,850	1,058,765	6,037,350	1,984,151	23,750,190	8,279,593

Net increase (decrease) in net assets resulting from operations	10,646,335	4,368,681	6,010,503	2,087,425	5,664,537	673,424	21,835,845	2,645,855
Contributions and (withdrawals):
Payments received from policyowners	770,593	703,846	1,725,203	1,196,503	230,116	213,070	2,866,199	2,090,042
Policyowners' surrenders	(8,635,029)	(7,670,295)	(4,966,067)	(4,015,293)	(2,377,880)	(1,487,428)	(10,439,510)	(7,290,689)
Policyowners' annuity and death benefits	(450,002)	(531,096)	(123,217)	(157,182)	(183,486)	(160,534)	(222,083)	(269,975)
Net transfers from (to) Fixed Account	(366,134)	(787,675)	509,690	(143,569)	(161,564)	(352,381)	(65,803)	(660,013)
Transfers between Investment Divisions	(1,966,619)	(2,212,261)	210,306	(2,525,943)	1,878,929	33,875	848,027	(1,218,176)

Net contributions and (withdrawals)	(10,647,191)	(10,497,481)	(2,644,085)	(5,645,484)	(613,885)	(1,753,398)	(7,013,170)	(7,348,811)

Increase (decrease) in net assets	(856)	(6,128,800)	3,366,418	(3,558,059)	5,050,652	(1,079,974)	14,822,675	(4,702,956)

NET ASSETS:
Beginning of period	55,779,582	61,908,382	30,478,400	34,036,459	13,489,422	14,569,396	55,245,230	59,948,186
End of period	$55,778,726	$55,779,582	$33,844,818	$30,478,400	$18,540,074	$13,489,422	$70,067,905	$55,245,230

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Epoch U.S. Equity Yield—Initial Class		MainStay VP Epoch U.S. Equity Yield—Service Class		MainStay VP Epoch U.S. Small Cap—Initial Class		MainStay VP Epoch U.S. Small Cap—Service Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(227,738)	$(477,347)	$(1,140,060)	$(1,768,777)	$(249,582)	$(253,191)	$(958,012)	$(994,502)
Net realized gain (loss) on investments	6,788,524	5,493,962	11,252,571	11,889,537	1,937,213	1,589,365	5,059,123	4,005,467
Realized gain distribution received	—	18,110,523	—	32,495,171	2,175,933	1,134,234	6,939,213	3,457,794
Change in unrealized appreciation/(depreciation) on investments	12,862,298	(19,518,713)	22,620,484	(37,053,473)	(678,273)	756,905	(1,545,676)	2,740,778

Net increase (decrease) in net assets resulting from operations	19,423,084	3,608,425	32,732,995	5,562,458	3,185,291	3,227,313	9,494,648	9,209,537
Contributions and (withdrawals):
Payments received from policyowners	1,082,150	1,111,982	6,807,490	6,042,361	176,633	291,114	3,528,428	2,365,938
Policyowners' surrenders	(15,638,335)	(13,490,929)	(34,115,800)	(31,514,273)	(2,859,820)	(2,294,995)	(11,946,717)	(9,607,758)
Policyowners' annuity and death benefits	(1,936,712)	(1,927,239)	(1,516,726)	(1,916,949)	(392,108)	(540,483)	(312,757)	(452,198)
Net transfers from (to) Fixed Account	(879,874)	(2,058,371)	89,562	(1,451,657)	(148,635)	(284,591)	1,050,193	(101,243)
Transfers between Investment Divisions	(2,056,867)	(2,465,791)	(7,612,057)	(9,005,505)	(43,761)	(310,859)	(1,658,558)	323,056

Net contributions and (withdrawals)	(19,429,638)	(18,830,348)	(36,347,531)	(37,846,023)	(3,267,691)	(3,139,814)	(9,339,411)	(7,472,205)

Increase (decrease) in net assets	(6,554)	(15,221,923)	(3,614,536)	(32,283,565)	(82,400)	87,499	155,237	1,737,332

NET ASSETS:
Beginning of period	122,985,955	138,207,878	214,150,077	246,433,642	24,526,752	24,439,253	74,069,632	72,332,300
End of period	$122,979,401	$122,985,955	$210,535,541	$214,150,077	$24,444,352	$24,526,752	$74,224,869	$74,069,632

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Floating Rate—Service Class		MainStay VP Government—Initial Class		MainStay VP Government—Service Class		MainStay VP Growth Allocation— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$4,696,780	$4,150,668	$332,623	$294,179	$413,109	$409,535	$(1,625,562)	$(628,000)
Net realized gain (loss) on investments	(721,963)	(1,732,305)	(514,686)	(367,139)	(1,290,465)	(1,445,031)	3,299,973	(104,778)
Realized gain distribution received	—	—	—	—	—	—	3,381,009	10,192,653
Change in unrealized appreciation/(depreciation) on investments	108,766	10,262,934	381,701	(44,453)	1,043,864	431,171	29,527,592	(151,864)

Net increase (decrease) in net assets resulting from operations	4,083,583	12,681,297	199,638	(117,413)	166,508	(604,325)	34,583,012	9,308,011
Contributions and (withdrawals):
Payments received from policyowners	11,543,547	9,982,025	256,737	514,042	1,640,804	2,153,125	14,661,330	11,814,983
Policyowners' surrenders	(33,158,086)	(28,333,358)	(3,891,283)	(3,705,708)	(9,393,635)	(10,742,650)	(24,027,621)	(15,253,249)
Policyowners' annuity and death benefits	(2,861,566)	(2,390,718)	(425,143)	(925,433)	(934,309)	(671,068)	(921,839)	(1,052,618)
Net transfers from (to) Fixed Account	6,226,595	587,284	(173,671)	(711,466)	521,816	281,973	10,079,631	5,177,194
Transfers between Investment Divisions	(659,479)	1,857,299	(881,532)	1,871,006	(4,307,171)	8,835,122	(3,846,876)	(2,874,885)

Net contributions and (withdrawals)	(18,908,989)	(18,297,468)	(5,114,892)	(2,957,559)	(12,472,495)	(143,498)	(4,055,375)	(2,188,575)

Increase (decrease) in net assets	(14,825,406)	(5,616,171)	(4,915,254)	(3,074,972)	(12,305,987)	(747,823)	30,527,637	7,119,436

NET ASSETS:
Beginning of period	205,987,491	211,603,662	33,814,811	36,889,783	67,192,286	67,940,109	171,200,590	164,081,154
End of period	$191,162,085	$205,987,491	$28,899,557	$33,814,811	$54,886,299	$67,192,286	$201,728,227	$171,200,590

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP High Yield Corporate Bond— Initial Class		MainStay VP High Yield Corporate Bond— Service Class		MainStay VP Income Builder— Initial Class		MainStay VP Income Builder— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$9,148,379	$9,480,751	$31,017,966	$28,989,313	$1,422,685	$1,872,941	$2,109,096	$2,587,890
Net realized gain (loss) on investments	4,883,774	6,840,304	8,772,952	2,519,803	3,016,911	1,093,880	(36,518)	(634,377)
Realized gain distribution received	—	—	—	—	—	355,372	—	602,665
Change in unrealized appreciation/(depreciation) on investments	(2,887,396)	13,679,189	(4,211,503)	63,956,376	2,270,602	1,505,624	9,234,730	4,543,261

Net increase (decrease) in net assets resulting from operations	11,144,757	30,000,244	35,579,415	95,465,492	6,710,198	4,827,817	11,307,308	7,099,439
Contributions and (withdrawals):
Payments received from policyowners	2,842,165	2,003,813	56,885,355	30,768,061	1,310,829	738,326	9,602,554	5,853,997
Policyowners' surrenders	(32,247,556)	(23,661,921)	(108,271,884)	(90,763,218)	(7,567,029)	(5,968,776)	(15,637,186)	(11,628,024)
Policyowners' annuity and death benefits	(5,225,730)	(3,584,871)	(8,512,961)	(5,552,219)	(1,116,800)	(1,548,907)	(928,657)	(1,479,537)
Net transfers from (to) Fixed Account	(1,693,915)	(3,572,145)	22,695,371	4,649,259	(811,787)	(1,021,711)	6,133,272	2,488,111
Transfers between Investment Divisions	(919,070)	5,138,708	4,347,620	3,912,493	981,620	558,525	1,477,713	6,468,538

Net contributions and (withdrawals)	(37,244,106)	(23,676,416)	(32,856,499)	(56,985,624)	(7,203,167)	(7,242,543)	647,696	1,703,085

Increase (decrease) in net assets	(26,099,349)	6,323,828	2,722,916	38,479,868	(492,969)	(2,414,726)	11,955,004	8,802,524

NET ASSETS:
Beginning of period	223,106,351	216,782,523	746,954,211	708,474,343	64,236,037	66,650,763	108,031,580	99,229,056
End of period	$197,007,002	$223,106,351	$749,677,127	$746,954,211	$63,743,068	$64,236,037	$119,986,584	$108,031,580

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Indexed Bond— Service Class	MainStay VP International Equity— Initial Class		MainStay VP International Equity— Service Class		MainStay VP Janus Henderson Balanced— Initial Class
INCREASE (DECREASE) IN NET ASSETS:	2017 (a)	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$3,685	$(225,239)	$(179,252)	$(1,330,849)	$(1,192,279)	$481,893	$681,895
Net realized gain (loss) on investments	246	1,497,242	1,021,236	5,297,958	2,343,857	5,919,185	4,506,905
Realized gain distribution received	85	—	—	—	—	7,388,560	8,772,221
Change in unrealized appreciation/(depreciation) on investments	(4,721)	5,175,174	(2,518,477)	22,840,904	(8,349,289)	13,876,321	(8,622,006)

Net increase (decrease) in net assets resulting from operations	(705)	6,447,177	(1,676,493)	26,808,013	(7,197,711)	27,665,959	5,339,015
Contributions and (withdrawals):
Payments received from policyowners	166,610	162,033	254,431	3,866,152	2,566,101	1,748,353	1,328,376
Policyowners' surrenders	(36,732)	(3,565,648)	(3,284,729)	(16,229,816)	(15,036,415)	(20,501,607)	(17,852,234)
Policyowners' annuity and death benefits	—	(352,332)	(235,220)	(609,465)	(708,026)	(2,734,998)	(3,369,547)
Net transfers from (to) Fixed Account	55,609	(354,598)	(619,129)	399,986	(1,104,329)	(954,533)	(3,288,917)
Transfers between Investment Divisions	439,011	1,451,937	(1,102,326)	3,521,978	(5,012,734)	(1,528,872)	(1,951,586)

Net contributions and (withdrawals)	624,498	(2,658,608)	(4,986,973)	(9,051,165)	(19,295,403)	(23,971,657)	(25,133,908)

Increase (decrease) in net assets	623,793	3,788,569	(6,663,466)	17,756,848	(26,493,114)	3,694,302	(19,794,893)

NET ASSETS:
Beginning of period	—	22,035,434	28,698,900	92,477,688	118,970,802	178,593,381	198,388,274
End of period	$623,793	$25,824,003	$22,035,434	$110,234,536	$92,477,688	$182,287,683	$178,593,381

(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Janus Henderson Balanced— Service Class		MainStay VP Large Cap Growth— Initial Class		MainStay VP Large Cap Growth— Service Class		MainStay VP MFS® Utilities— Initial Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(97,251)	$(6,908)	$(597,537)	$(576,497)	$(2,175,886)	$(2,053,102)	$26,325	$31,900
Net realized gain (loss) on investments	6,161,875	4,396,763	3,239,888	2,779,306	4,890,987	5,976,467	27,572	24,552
Realized gain distribution received	8,239,782	9,148,789	1,450,879	3,140,317	5,018,115	10,480,044	—	51,105
Change in unrealized appreciation/(depreciation) on investments	14,878,387	(8,580,901)	6,408,235	(6,974,314)	26,679,238	(20,020,706)	88,919	52,920

Net increase (decrease) in net assets resulting from operations	29,182,793	4,957,743	10,501,465	(1,631,188)	34,412,454	(5,617,297)	142,816	160,477
Contributions and (withdrawals):
Payments received from policyowners	11,948,974	7,593,410	561,756	453,996	9,544,270	5,799,282	(1)	1
Policyowners' surrenders	(27,758,663)	(21,042,653)	(4,753,212)	(4,467,880)	(20,069,492)	(16,026,280)	(91,399)	(70,499)
Policyowners' annuity and death benefits	(1,341,108)	(2,149,300)	(369,945)	(597,667)	(1,162,771)	(1,001,101)	(23,351)	(336,590)
Net transfers from (to) Fixed Account	7,084,802	2,929,249	(268,809)	(822,679)	3,003,449	1,420,684	(29,984)	(71,933)
Transfers between Investment Divisions	5,599,715	(2,943,408)	746,861	(302,307)	3,575,944	(6,356,726)	(54,532)	343

Net contributions and (withdrawals)	(4,466,280)	(15,612,702)	(4,083,349)	(5,736,537)	(5,108,600)	(16,164,141)	(199,267)	(478,678)

Increase (decrease) in net assets	24,716,513	(10,654,959)	6,418,116	(7,367,725)	29,303,854	(21,781,438)	(56,451)	(318,201)

NET ASSETS:
Beginning of period	185,373,555	196,028,514	35,964,989	43,332,714	116,436,603	138,218,041	1,151,855	1,470,056
End of period	$210,090,068	$185,373,555	$42,383,105	$35,964,989	$145,740,457	$116,436,603	$1,095,404	$1,151,855

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP MFS® Utilities—Service Class		MainStay VP Mid Cap Core—Initial Class		MainStay VP Mid Cap Core—Service Class		MainStay VP Moderate Allocation— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$9,067,336	$4,717,230	$(261,790)	$(406,868)	$(1,317,221)	$(1,851,292)	$(575,306)	$1,265,991
Net realized gain (loss) on investments	7,382,610	3,037,850	2,771,148	2,832,300	5,344,406	5,451,259	1,609,565	687,292
Realized gain distribution received	—	11,160,662	673,058	3,892,055	2,071,111	11,820,745	1,691,359	15,872,754
Change in unrealized appreciation/(depreciation) on investments	32,856,941	17,464,878	6,035,117	(1,047,281)	21,049,744	(296,877)	43,928,809	(1,660,398)

Net increase (decrease) in net assets resulting from operations	49,306,887	36,380,620	9,217,533	5,270,206	27,148,040	15,123,835	46,654,427	16,165,639
Contributions and (withdrawals):
Payments received from policyowners	19,185,054	15,888,146	540,881	586,438	8,427,263	5,396,824	24,092,088	15,705,166
Policyowners' surrenders	(58,224,785)	(49,881,512)	(7,340,158)	(6,224,035)	(27,651,271)	(21,737,725)	(50,709,704)	(41,439,391)
Policyowners' annuity and death benefits	(3,233,601)	(3,430,708)	(513,948)	(483,738)	(1,011,885)	(1,051,769)	(4,497,937)	(3,475,196)
Net transfers from (to) Fixed Account	7,421,707	(202,331)	(557,591)	(1,079,208)	2,433,887	(583,021)	12,465,412	8,259,121
Transfers between Investment Divisions	(6,070,525)	(7,507,731)	(1,079,977)	(1,486,561)	(4,870,184)	(5,208,823)	(2,685,630)	(4,850,695)

Net contributions and (withdrawals)	(40,922,150)	(45,134,136)	(8,950,793)	(8,687,104)	(22,672,190)	(23,184,514)	(21,335,771)	(25,800,995)

Increase (decrease) in net assets	8,384,737	(8,753,516)	266,740	(3,416,898)	4,475,850	(8,060,679)	25,318,656	(9,635,356)

NET ASSETS:
Beginning of period	401,510,849	410,264,365	57,943,894	61,360,792	172,710,263	180,770,942	374,428,098	384,063,454
End of period	$409,895,586	$401,510,849	$58,210,634	$57,943,894	$177,186,113	$172,710,263	$399,746,754	$374,428,098

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Moderate Growth Allocation— Service Class		MainStay VP PIMCO Real Return— Service Class		MainStay VP S&P 500 Index— Initial Class		MainStay VP S&P 500 Index— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(2,155,676)	$399,632	$(153,322)	$(207,673)	$(129,498)	$204,877	$(784,420)	$(423,314)
Net realized gain (loss) on investments	9,432,963	3,115,032	(2,915,561)	(3,400,819)	15,036,898	13,734,716	18,633,252	14,322,308
Realized gain distribution received	9,143,856	25,622,856	—	—	2,719,723	5,140,536	3,925,188	6,347,754
Change in unrealized appreciation/(depreciation) on investments	54,227,895	(5,666,926)	4,167,298	6,069,707	15,946,628	(1,986,826)	23,633,789	(433,713)

Net increase (decrease) in net assets resulting from operations	70,649,038	23,470,594	1,098,415	2,461,215	33,573,751	17,093,303	45,407,809	19,813,035
Contributions and (withdrawals):
Payments received from policyowners	27,653,447	22,108,633	4,362,173	3,158,547	1,527,553	1,592,624	22,693,754	12,008,398
Policyowners' surrenders	(54,196,134)	(41,564,639)	(9,961,571)	(8,369,509)	(19,429,882)	(17,423,319)	(35,815,484)	(25,139,987)
Policyowners' annuity and death benefits	(2,750,091)	(2,435,772)	(872,935)	(562,377)	(3,277,448)	(2,835,474)	(2,235,390)	(1,291,776)
Net transfers from (to) Fixed Account	13,748,232	7,514,313	3,256,841	288,671	(1,284,838)	(3,423,766)	13,120,650	3,421,580
Transfers between Investment Divisions	(6,205,610)	(6,227,483)	(555,011)	(187,753)	669,404	218,410	12,076,320	9,672,097

Net contributions and (withdrawals)	(21,750,156)	(20,604,948)	(3,770,503)	(5,672,421)	(21,795,211)	(21,871,525)	9,839,850	(1,329,688)

Increase (decrease) in net assets	48,898,882	2,865,646	(2,672,088)	(3,211,206)	11,778,540	(4,778,222)	55,247,659	18,483,347

NET ASSETS:
Beginning of period	443,166,753	440,301,107	74,375,843	77,587,049	180,164,004	184,942,226	228,424,554	209,941,207
End of period	$492,065,635	$443,166,753	$71,703,755	$74,375,843	$191,942,544	$180,164,004	$283,672,213	$228,424,554

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Small Cap Core— Service Class		MainStay VP T. Rowe Price Equity Income— Initial Class		MainStay VP T. Rowe Price Equity Income— Service Class		MainStay VP U.S. Government Money Market— Initial Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016 (b)	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(843,110)	$(251,979)	$321,385	$243,128	$369,964	$83,211	$(1,408,918)	$(2,465,615)
Net realized gain (loss) on investments	1,682,607	263,570	2,720,813	1,800,763	6,771,518	4,211,327	(1,093)	4,274
Realized gain distribution received	855,194	776,252	2,522,480	3,742,291	6,146,648	8,850,481	—	—
Change in unrealized appreciation/(depreciation) on investments	4,243,142	4,852,333	1,942,728	2,863,786	4,196,598	6,552,144	(11,063)	8,191

Net increase (decrease) in net assets resulting from operations	5,937,833	5,640,176	7,507,406	8,649,968	17,484,728	19,697,163	(1,421,074)	(2,453,150)
Contributions and (withdrawals):
Payments received from policyowners	2,537,609	851,112	387,341	425,836	4,621,737	3,522,897	9,385,547	10,373,602
Policyowners' surrenders	(8,617,504)	(3,292,789)	(6,489,936)	(6,308,263)	(20,494,389)	(16,641,147)	(35,385,291)	(59,721,484)
Policyowners' annuity and death benefits	(230,497)	(58,598)	(744,443)	(807,663)	(1,072,730)	(838,391)	(2,461,508)	(690,645)
Net transfers from (to) Fixed Account	590,114	124,547	(463,006)	(543,716)	4,279,054	305,483	(3,124,842)	(2,527,968)
Transfers between Investment Divisions	(2,818,134)	52,527,575	(1,417,552)	192,766	(4,376,259)	611,960	(9,226,303)	36,260,797

Net contributions and (withdrawals)	(8,538,412)	50,151,847	(8,727,596)	(7,041,040)	(17,042,587)	(13,039,198)	(40,812,397)	(16,305,698)

Increase (decrease) in net assets	(2,600,579)	55,792,023	(1,220,190)	1,608,928	442,141	6,657,965	(42,233,471)	(18,758,848)

NET ASSETS:
Beginning of period	55,792,023	—	56,938,111	55,329,183	133,594,583	126,936,618	143,043,341	161,802,189
End of period	$53,191,444	$55,792,023	$55,717,921	$56,938,111	$134,036,724	$133,594,583	$100,809,870	$143,043,341

(b) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Unconstrained Bond—Service Class		MainStay VP VanEck Global Hard Assets—Initial Class		American Funds IS® Blue Chip Income and Growth Fund—Class 4	American Funds IS® Global Small Capitalization Fund—Class 4
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017 (c)	2017	2016
Operations:
Net investment income (loss)	$2,647,465	$3,055,806	$(2,042,894)	$(1,420,722)	$4,156	$(50,796)	$(32,468)
Net realized gain (loss) on investments	(1,100,320)	(3,664,394)	(12,719,954)	(16,246,908)	18	(78,854)	(229,151)
Realized gain distribution received	—	—	—	—	—	—	389,472
Change in unrealized appreciation/(depreciation) on investments	4,324,558	10,754,251	10,302,441	66,734,784	9,385	1,036,790	(115,572)

Net increase (decrease) in net assets resulting from operations	5,871,703	10,145,663	(4,460,407)	49,067,154	13,559	907,140	12,281
Contributions and (withdrawals):
Payments received from policyowners	20,288,622	15,250,835	4,608,820	4,919,144	305,067	1,066,857	381,791
Policyowners' surrenders	(23,274,761)	(20,723,551)	(19,819,836)	(19,067,208)	—	(410,183)	(74,223)
Policyowners' annuity and death benefits	(2,156,151)	(1,269,637)	(948,504)	(1,047,097)	—	(16,109)	(3,113)
Net transfers from (to) Fixed Account	21,182,929	10,627,626	457,044	(415,599)	71,852	649,174	404,083
Transfers between Investment Divisions	10,203,750	(10,758,502)	(5,825,625)	(1,846,719)	160,082	1,390,093	214,384

Net contributions and (withdrawals)	26,244,389	(6,873,229)	(21,528,101)	(17,457,479)	537,001	2,679,832	922,922

Increase (decrease) in net assets	32,116,092	3,272,434	(25,988,508)	31,609,675	550,560	3,586,972	935,203

NET ASSETS:
Beginning of period	200,268,194	196,995,760	152,344,831	120,735,156	—	2,766,024	1,830,821
End of period	$232,384,286	$200,268,194	$126,356,323	$152,344,831	$550,560	$6,352,996	$2,766,024

(c) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	American Funds IS® Growth Fund— Class 4	American Funds IS® New World Fund®— Class 4		BlackRock® Global Allocation V.I. Fund— Class III		BlackRock® High Yield V.I. Fund— Class III
INCREASE (DECREASE) IN NET ASSETS:	2017 (c)	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$111	$(175,208)	$(153,493)	$(496,321)	$(630,790)	$1,007,051	$790,197
Net realized gain (loss) on investments	3	474,495	(417,830)	(491,614)	(2,357,164)	(13,773)	(516,072)
Realized gain distribution received	—	—	—	1,462,863	—	—	—
Change in unrealized appreciation/(depreciation) on investments	1,842	5,345,487	1,108,245	12,897,971	5,113,203	528,031	2,028,204

Net increase (decrease) in net assets resulting from operations	1,956	5,644,774	536,922	13,372,899	2,125,249	1,521,309	2,302,329
Contributions and (withdrawals):
Payments received from policyowners	134,197	3,840,977	2,130,770	7,518,073	5,402,695	4,727,979	2,433,575
Policyowners' surrenders	(87)	(2,684,782)	(1,701,123)	(13,467,271)	(12,726,681)	(3,076,340)	(2,075,933)
Policyowners' annuity and death benefits	—	(225,146)	(57,824)	(1,097,470)	(865,614)	(167,495)	(47,761)
Net transfers from (to) Fixed Account	5,313	3,037,957	1,917,398	6,209,184	1,914,600	3,087,552	2,508,863
Transfers between Investment Divisions	232,626	5,514,276	817,827	1,162,550	(3,912,330)	2,632,962	2,863,527

Net contributions and (withdrawals)	372,049	9,483,282	3,107,048	325,066	(10,187,330)	7,204,658	5,682,271

Increase (decrease) in net assets	374,005	15,128,056	3,643,970	13,697,965	(8,062,081)	8,725,967	7,984,600

NET ASSETS:
Beginning of period	—	16,966,638	13,322,668	113,603,594	121,665,675	26,148,001	18,163,401
End of period	$374,005	$32,094,694	$16,966,638	$127,301,559	$113,603,594	$34,873,968	$26,148,001

(c) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	ClearBridge Variable Appreciation Portfolio—Class II	Columbia Variable Portfolio— Commodity Strategy Fund—Class 2		Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2		Columbia Variable Portfolio—Small Cap Value Fund—Class 2
INCREASE (DECREASE) IN NET ASSETS:	2017 (a)	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,103	$74,587	$(13,507)	$246,781	$8,641	$(594,723)	$(512,713)
Net realized gain (loss) on investments	1,736	(31,994)	(47,037)	103,607	55,067	2,356,695	533,740
Realized gain distribution received	7,259	—	—	—	—	2,998,925	4,116,099
Change in unrealized appreciation/(depreciation) on investments	5,094	(45,636)	94,306	326,787	(66,000)	458,899	7,510,566

Net increase (decrease) in net assets resulting from operations	15,192	(3,043)	33,762	677,175	(2,292)	5,219,796	11,647,692
Contributions and (withdrawals):
Payments received from policyowners	20,469	95,227	221,871	2,379,044	936,263	2,435,707	1,371,237
Policyowners' surrenders	(86,054)	(298,390)	(191,446)	(957,941)	(323,288)	(7,400,669)	(5,559,385)
Policyowners' annuity and death benefits	—	(48,013)	(1,253)	(116,799)	—	(543,098)	(236,225)
Net transfers from (to) Fixed Account	21,472	297,370	94,607	1,801,467	705,482	1,347,303	(191,504)
Transfers between Investment Divisions	299,302	138,003	1,008,577	4,400,972	2,704,764	(6,396,473)	3,933,188

Net contributions and (withdrawals)	255,189	184,197	1,132,356	7,506,743	4,023,221	(10,557,230)	(682,689)

Increase (decrease) in net assets	270,381	181,154	1,166,118	8,183,918	4,020,929	(5,337,434)	10,965,003

NET ASSETS:
Beginning of period	—	1,586,336	420,218	4,262,399	241,470	52,117,140	41,152,137
End of period	$270,381	$1,767,490	$1,586,336	$12,446,317	$4,262,399	$46,779,706	$52,117,140
(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Delaware VIP® Small Cap Value Series— Service Class	Deutsche Alternative Asset Allocation VIP— Class B		Dreyfus IP Technology Growth Portfolio— Initial Shares		Dreyfus IP Technology Growth Portfolio— Service Shares
INCREASE (DECREASE) IN NET ASSETS:	2017 (c)	2017	2016 (b)	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(21)	$5,007	$(15,116)	$(237,820)	$(194,393)	$(1,202,280)	$(971,725)
Net realized gain (loss) on investments	4	17,086	1,072	1,110,504	737,230	4,315,599	2,313,567
Realized gain distribution received	—	—	—	729,627	641,958	3,582,795	3,142,371
Change in unrealized appreciation/(depreciation) on investments	115	375,719	(10,786)	3,522,627	(825,528)	17,513,271	(2,821,313)

Net increase (decrease) in net assets resulting from operations	98	397,812	(24,830)	5,124,938	359,267	24,209,385	1,662,900
Contributions and (withdrawals):
Payments received from policyowners	35,248	3,215,690	1,347,229	141,512	178,640	5,369,051	2,764,402
Policyowners' surrenders	(40)	(579,614)	(40,016)	(2,315,186)	(1,186,454)	(10,262,124)	(6,621,035)
Policyowners' annuity and death benefits	—	(53,797)	—	(125,308)	(140,712)	(605,181)	(413,961)
Net transfers from (to) Fixed Account	148	3,807,295	706,093	(97,517)	(202,897)	3,099,031	1,134,001
Transfers between Investment Divisions	34,350	1,522,556	1,568,648	2,658,911	(618,674)	8,891,372	(2,206,570)

Net contributions and (withdrawals)	69,706	7,912,130	3,581,954	262,412	(1,970,097)	6,492,149	(5,343,163)

Increase (decrease) in net assets	69,804	8,309,942	3,557,124	5,387,350	(1,610,830)	30,701,534	(3,680,263)

NET ASSETS:
Beginning of period	—	3,557,124	—	12,365,203	13,976,033	57,980,116	61,660,379
End of period	$69,804	$11,867,066	$3,557,124	$17,752,553	$12,365,203	$88,681,650	$57,980,116

(b) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
(c) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Fidelity® VIP Contrafund® Portfolio—Initial Class		Fidelity® VIP Contrafund® Portfolio—Service Class 2		Fidelity® VIP Equity-Income Portfolio—Initial Class		Fidelity® VIP Equity-Income Portfolio—Service Class 2
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(691,735)	$(961,987)	$(3,156,018)	$(3,620,586)	$106,325	$429,823	$(115,255)	$547,176
Net realized gain (loss) on investments	5,741,300	3,001,280	20,926,382	10,915,424	1,150,615	(587,579)	3,136,938	2,723,033
Realized gain distribution received	7,484,024	11,396,121	19,630,384	27,433,223	1,209,465	3,761,427	2,242,263	6,669,006
Change in unrealized appreciation/(depreciation) on investments	13,222,375	(5,135,191)	27,331,363	(15,323,448)	3,647,850	5,109,535	5,613,217	4,946,184

Net increase (decrease) in net assets resulting from operations	25,755,964	8,300,223	64,732,111	19,404,613	6,114,255	8,713,206	10,877,163	14,885,399
Contributions and (withdrawals):
Payments received from policyowners	1,038,396	1,154,885	24,668,733	16,395,879	910,893	393,651	5,997,370	3,360,020
Policyowners' surrenders	(16,157,815)	(15,328,316)	(50,840,827)	(39,749,655)	(7,061,836)	(6,171,260)	(15,857,769)	(12,794,207)
Policyowners' annuity and death benefits	(2,605,175)	(1,789,473)	(2,350,018)	(2,026,709)	(918,808)	(828,664)	(913,374)	(660,872)
Net transfers from (to) Fixed Account	(1,612,584)	(2,063,862)	13,752,406	6,052,449	(529,708)	(1,081,887)	1,666,803	(916,221)
Transfers between Investment Divisions	(165,807)	(2,921,463)	(6,884,589)	(6,549,706)	(657,967)	(106,145)	(4,168,448)	2,137,861

Net contributions and (withdrawals)	(19,502,985)	(20,948,229)	(21,654,295)	(25,877,742)	(8,257,426)	(7,794,305)	(13,275,418)	(8,873,419)

Increase (decrease) in net assets	6,252,979	(12,648,006)	43,077,816	(6,473,129)	(2,143,171)	918,901	(2,398,255)	6,011,980

NET ASSETS:
Beginning of period	135,457,499	148,105,505	341,036,985	347,510,114	59,192,387	58,273,486	106,815,359	100,803,379
End of period	$141,710,478	$135,457,499	$384,114,801	$341,036,985	$57,049,216	$59,192,387	$104,417,104	$106,815,359

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Fidelity® VIP Growth Opportunities Portfolio—Service Class 2		Fidelity® VIP Mid Cap Portfolio— Service Class 2		Invesco V.I. American Value Fund— Series II Shares		Invesco V.I. International Growth Fund— Series II Shares
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(268,760)	$(229,461)	$(1,752,478)	$(1,988,087)	$(148,856)	$(177,291)	$(90,046)	$(97,271)
Net realized gain (loss) on investments	204,624	(1,605,019)	5,921,030	3,678,411	(492,926)	(1,148,114)	315,057	(293,531)
Realized gain distribution received	1,835,871	322,253	7,525,439	9,877,271	159,566	691,797	—	—
Change in unrealized appreciation/(depreciation) on investments	2,661,368	1,305,248	15,868,414	3,006,236	1,520,844	2,194,779	5,351,961	(104,982)

Net increase (decrease) in net assets resulting from operations	4,433,103	(206,979)	27,562,405	14,573,831	1,038,628	1,561,171	5,576,972	(495,784)
Contributions and (withdrawals):
Payments received from policyowners	2,959,404	1,542,442	6,769,468	4,542,785	988,422	949,923	4,597,742	3,272,185
Policyowners' surrenders	(2,566,853)	(1,531,848)	(23,116,105)	(19,244,383)	(1,753,457)	(1,647,674)	(3,338,991)	(2,015,379)
Policyowners' annuity and death benefits	(184,581)	(12,919)	(903,825)	(1,122,561)	(103,370)	(29,366)	(230,851)	(112,874)
Net transfers from (to) Fixed Account	824,683	797,705	2,843,921	(569,349)	651,761	172,664	4,435,590	2,945,450
Transfers between Investment Divisions	7,858,855	(6,211,271)	(5,827,623)	(2,341,871)	(3,444,172)	3,185,723	549,805	1,777,899

Net contributions and (withdrawals)	8,891,508	(5,415,891)	(20,234,164)	(18,735,379)	(3,660,816)	2,631,270	6,013,295	5,867,281

Increase (decrease) in net assets	13,324,611	(5,622,870)	7,328,241	(4,161,548)	(2,622,188)	4,192,441	11,590,267	5,371,497

NET ASSETS:
Beginning of period	10,795,911	16,418,781	156,938,564	161,100,112	16,258,713	12,066,272	24,546,208	19,174,711
End of period	$24,120,522	$10,795,911	$164,266,805	$156,938,564	$13,636,525	$16,258,713	$36,136,475	$24,546,208

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Janus Henderson VIT Enterprise Portfolio— Service Shares	Janus Henderson VIT Global Research Portfolio—Institutional Shares		Janus Henderson VIT Global Research Portfolio— Service Shares		MFS® International Value Portfolio— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2017 (c)	2017	2016	2017	2016	2017 (a)
Operations:
Net investment income (loss)	$(128)	$(363,067)	$(213,635)	$(304,889)	$(223,884)	$173
Net realized gain (loss) on investments	466	4,375,994	2,873,608	2,975,301	2,494,496	5,715
Realized gain distribution received	—	—	—	—	—	668
Change in unrealized appreciation/(depreciation) on investments	162	8,436,808	(2,467,582)	4,941,597	(2,352,680)	94,869

Net increase (decrease) in net assets resulting from operations	500	12,449,735	192,391	7,612,009	(82,068)	101,425
Contributions and (withdrawals):
Payments received from policyowners	51,338	756,662	852,551	1,648,328	892,587	562,040
Policyowners' surrenders	(217)	(5,737,659)	(5,110,526)	(4,834,692)	(4,256,307)	(41,030)
Policyowners' annuity and death benefits	—	(878,157)	(747,802)	(180,394)	(197,453)	—
Net transfers from (to) Fixed Account	17,969	(492,960)	(746,474)	311,107	47,863	124,520
Transfers between Investment Divisions	159,536	(755,603)	(1,468,687)	(18,876)	(3,359,272)	1,503,356

Net contributions and (withdrawals)	228,626	(7,107,717)	(7,220,938)	(3,074,527)	(6,872,582)	2,148,886

Increase (decrease) in net assets	229,126	5,342,018	(7,028,547)	4,537,482	(6,954,650)	2,250,311

NET ASSETS:
Beginning of period	—	51,996,744	59,025,291	31,889,135	38,843,785	—
End of period	$229,126	$57,338,762	$51,996,744	$36,426,617	$31,889,135	$2,250,311

(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
(c) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MFS® Investors Trust Series— Initial Class		MFS® Investors Trust Series— Service Class		MFS® Research Series— Initial Class		MFS® Research Series— Service Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(64,845)	$(50,798)	$(311,214)	$(231,297)	$(13,296)	$(68,008)	$(76,320)	$(142,179)
Net realized gain (loss) on investments	423,034	211,497	83,173	77,497	742,578	792,937	321,192	353,068
Realized gain distribution received	323,940	870,600	1,219,729	2,284,241	649,080	984,237	1,046,253	1,437,713
Change in unrealized appreciation/(depreciation) on investments	948,404	(501,112)	4,455,994	(805,607)	562,118	(1,040,854)	1,614,461	(869,029)

Net increase (decrease) in net assets resulting from operations	1,630,533	530,187	5,447,682	1,324,834	1,940,480	668,312	2,905,586	779,573
Contributions and (withdrawals):
Payments received from policyowners	150,025	152,273	4,210,345	2,349,927	108,440	110,850	648,956	423,248
Policyowners' surrenders	(947,182)	(802,289)	(3,403,365)	(1,658,374)	(1,088,703)	(1,003,829)	(1,729,912)	(1,118,210)
Policyowners' annuity and death benefits	(190,097)	(90,429)	(153,565)	(54,826)	(135,871)	(245,924)	(79,956)	(34,879)
Net transfers from (to) Fixed Account	(109,352)	(32,677)	5,224,682	1,689,597	(180,934)	(125,069)	(4,957)	(71,435)
Transfers between Investment Divisions	97,010	11,475	1,458,624	506,681	26,461	(127,737)	82,393	2,451,068

Net contributions and (withdrawals)	(999,596)	(761,647)	7,336,721	2,833,005	(1,270,607)	(1,391,709)	(1,083,476)	1,649,792

Increase (decrease) in net assets	630,937	(231,460)	12,784,403	4,157,839	669,873	(723,397)	1,822,110	2,429,365

NET ASSETS:
Beginning of period	7,973,591	8,205,051	22,698,254	18,540,415	9,613,279	10,336,676	14,215,650	11,786,285
End of period	$8,604,528	$7,973,591	$35,482,657	$22,698,254	$10,283,152	$9,613,279	$16,037,760	$14,215,650

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Morgan Stanley VIF U.S. Real Estate Portfolio—Class II		Neuberger Berman AMT Mid Cap Growth Portfolio— Class I		Neuberger Berman AMT Mid Cap Growth Portfolio— Class S		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class
INCREASE (DECREASE) IN NET ASSETS:	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(98,453)	$(173,223)	$(22,498)	$(24,162)	$(985,301)	$(938,135)	$2,489,868	$(188,881)
Net realized gain (loss) on investments	519,432	1,161,968	26,019	(72,661)	(548,314)	(6,505,764)	231,439	193,187
Realized gain distribution received	—	—	28,469	70,301	1,350,380	2,721,365	—	254,858
Change in unrealized appreciation/(depreciation) on investments	(241,604)	479,204	270,829	53,431	12,641,212	5,848,658	(1,995,790)	2,186,304

Net increase (decrease) in net assets resulting from operations	179,375	1,467,949	302,819	26,909	12,457,977	1,126,124	725,517	2,445,468
Contributions and (withdrawals):
Payments received from policyowners	1,621,243	2,184,528	—	2,775	4,908,450	3,294,003	8,321,927	8,757,437
Policyowners' surrenders	(3,756,809)	(3,564,873)	(133,859)	(234,568)	(7,726,347)	(6,609,501)	(7,778,249)	(6,883,537)
Policyowners' annuity and death benefits	(248,152)	(120,405)	(5,352)	(75,548)	(342,518)	(259,407)	(662,737)	(420,724)
Net transfers from (to) Fixed Account	1,335,503	501,600	(18,776)	(21,239)	3,298,917	2,457,623	9,229,024	9,290,021
Transfers between Investment Divisions	(6,439,995)	796,429	(3,778)	(155,515)	1,424,796	(10,451,004)	2,430,342	5,983,831

Net contributions and (withdrawals)	(7,488,210)	(202,721)	(161,765)	(484,095)	1,563,298	(11,568,286)	11,540,307	16,727,028

Increase (decrease) in net assets	(7,308,835)	1,265,228	141,054	(457,186)	14,021,275	(10,442,162)	12,265,824	19,172,496

NET ASSETS:
Beginning of period	33,235,865	31,970,637	1,359,754	1,816,940	54,217,839	64,660,001	68,888,508	49,716,012
End of period	$25,927,030	$33,235,865	$1,500,808	$1,359,754	$68,239,114	$54,217,839	$81,154,332	$68,888,508

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	PIMCO VIT Low Duration Portfolio—Advisor Class		PIMCO VIT Total Return Portfolio—Advisor Class		Royce Micro-Cap Portfolio—Investment Class		Victory VIF Diversified Stock Fund—Class A Shares
INCREASE (DECREASE) IN NET ASSETS:	2017	2016 (b)	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(49,785)	$(3,194)	$173,799	$126,299	$—	$(545,822)	$(132,657)	$(100,130)
Net realized gain (loss) on investments	(9,897)	(7,010)	(311,719)	(502,635)	—	(5,623,365)	738,207	980,736
Realized gain distribution received	—	—	—	—	—	—	206,562	1,168,236
Change in unrealized appreciation/(depreciation) on investments	(2,757)	(12,769)	2,128,918	554,199	—	8,929,277	2,308,760	(1,771,289)

Net increase (decrease) in net assets resulting from operations	(62,439)	(22,973)	1,990,998	177,863	—	2,760,090	3,120,872	277,553
Contributions and (withdrawals):
Payments received from policyowners	4,615,721	2,678,595	10,540,804	7,491,311	—	910,403	400,205	411,137
Policyowners' surrenders	(1,436,492)	(844,747)	(7,289,540)	(4,990,379)	—	(3,867,842)	(2,162,254)	(2,720,130)
Policyowners' annuity and death benefits	(79,608)	(5,661)	(661,175)	(267,940)	—	(153,959)	(97,825)	(203,258)
Net transfers from (to) Fixed Account	8,028,461	1,114,873	9,402,896	9,230,961	—	(277,032)	(105,973)	(147,393)
Transfers between Investment Divisions	865,033	5,093,378	4,599,637	6,172,969	—	(54,167,154)	440,195	(284,642)

Net contributions and (withdrawals)	11,993,115	8,036,438	16,592,622	17,636,922	—	(57,555,584)	(1,525,652)	(2,944,286)

Increase (decrease) in net assets	11,930,676	8,013,465	18,583,620	17,814,785	—	(54,795,494)	1,595,220	(2,666,733)

NET ASSETS:
Beginning of period	8,013,465	—	60,910,447	43,095,662	—	54,795,494	13,879,149	16,545,882
End of period	$19,944,141	$8,013,465	$79,494,067	$60,910,447	$—	$—	$15,474,369	$13,879,149

(b) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

NYLIAC Variable Annuity Separate Account-III (the “Separate Account”) was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). The Separate Account funds Series I policies (New York Life Variable Annuity, New York Life Flexible Premium Variable Annuity, New York Life Plus Variable Annuity and New York Life Flexible Premium Variable Annuity II), Series II policies (New York Life Access Variable Annuity), Series III policies (New York Life Premium Plus Variable Annuity), Series IV policies (New York Life Essentials Variable Annuity and New York Life Plus II Variable Annuity), Series V policies (New York Life Select Variable Annuity), Series VI policies (New York Life Premium Plus II Variable Annuity), Series VII policies (New York Life Complete Access Variable Annuity), Series VIII policies (New York Life Premier Variable Annuity), Series IX policies (New York Life Premier Plus Variable Annuity) , Series X policies (New York Life Income Plus Variable Annuity), Series XI policies (New York Life Premier Variable Annuity II), Series XII policies (New York Life Premier Plus Variable Annuity II), Series XIII policies (New York Life Complete Access Variable Annuity II), Series XIV policies (New York Life Flexible Premium Variable Annuity III), Series XV policies (New York Life Income Plus Variable Annuity II) and Series XVI policies (New York Life Premier Variable Annuity - FP Series), Effective December 4, 2006, sales of the New York Life Variable Annuity and New York Life Plus Variable Annuity were discontinued. Sales of the Series II policies formerly known as MainStay Access Variable Annuity were discontinued effective October 14, 2002. Effective January 1, 2009, sales of all Series III, IV, V and VI policies formerly known as MainStay Variable Annuities were discontinued. Effective July 27, 2009, sales of Series V policies known as New York Life Select Variable Annuity were discontinued. Effective August 16, 2010, sales of all the remaining Series II, Series III, Series IV and Series VI policies were discontinued. Effective July 16, 2012 sales of the New York Life Flexible Premium Variable Annuity were discontinued. Effective February 12, 2016, sales of the Series X policies (New York Life Income Plus Variable Annuity) and Series XV policies (New York Life Income Plus II Variable Annuity) were discontinued. Effective May 1, 2016, sales of the Series VII policies (New York Life Complete Access Variable Annuity), the remaining Series I policies (New York Life Flexible Premium Variable Annuity II), Series VIII policies (New York Life Premier Variable Annuity) and Series IX policies (New York Life Premier Plus Variable Annuity) were discontinued.
NYLIAC established the Separate Account to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in tax-qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities LLC, as well as certain banking and financial institutions that have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities LLC and NYLIFE Distributors LLC are both indirect, wholly-owned subsidiaries of NYLIC. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.
The assets of the Separate Account are invested in shares of eligible portfolios of the MainStay VP Funds Trust, the AIM Variable Insurance Funds, the American Funds Insurance Series, the BlackRock Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Columbia Funds Variable Series Trust II, the Delaware VIP® Trust, the Deutsche Variable Series II, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the MFS Variable Insurance Trust II, the Morgan Stanley Variable Insurance Fund, Inc., the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Dollar Cost (DCA) Averaging Advantage Accounts represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account and the DCA Advantage Accounts may be charged with liabilities arising out of other business NYLIAC may conduct.
The MainStay VP U.S. Government Money Market and MainStay VP VanEck Global Hard Assets—Initial Class offer one class of shares under this Separate Account which are presented within the initial class section. MainStay VP Absolute Return Multi-Strategy—Service Class, MainStay VP Balanced—Service Class, MainStay VP Conservative Allocation—Service Class, MainStay VP Cushing® Renaissance Advantage Fund—Service Class, MainStay VP Floating Rate—Service Class, MainStay VP Growth Allocation—Service Class, MainStay VP Indexed Bond—Service Class, MainStay VP Moderate Allocation—Service Class, MainStay VP Moderate Growth Allocation—Service Class, MainStay VP PIMCO Real Return Portfolio—Service Class, MainStay VP Small Cap Core—Service Class, MainStay VP Unconstrained Bond—Service Class, American Funds IS® Blue Chip Income and Growth Fund—Class 4, American Funds IS® Global Small Capitalization Fund—Class 4, American Funds IS® Growth Fund—Class 4, American Funds IS® New World Fund®—Class 4, BlackRock® Global Allocation V.I. Fund—Class III, BlackRock® High Yield V.I. Fund—Class III, ClearBridge Variable Appreciation Portfolio—Class II, Columbia Variable Portfolio—Commodity Strategy Fund—Class 2, Columbia Variable Portfolio—

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Emerging Markets Bond Fund—Class 2, Columbia Variable Portfolio—Small Cap Value Fund—Class 2, Delaware VIP® Small Cap Value Series—Service Class, Deutsche Alternative Asset Allocation VIP—Class B, Fidelity® VIP Growth Opportunities Portfolio—Service Class 2, Fidelity® VIP Mid Cap—Service Class 2, Invesco V.I. American Value Fund—Series II Shares, Invesco V.I. International Growth Fund-Series II Shares, Janus Henderson VIT Enterprise Portfolio—Service Shares, MFS® International Value Portfolio—Service Class, Morgan Stanley VIF U.S. Real Estate Portfolio—Class II, PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class, PIMCO VIT Low Duration—Advisor Class, PIMCO VIT Total Return Portfolio—Advisor Class, and Victory VIF Diversified Stock—Class A Shares offer one class of shares under this Separate Account which are presented within the service class section.

The following Investment Divisions, with their respective Fund portfolios, are available in this Separate Account:

MainStay VP Absolute Return Multi-Strategy—Service Class
MainStay VP Balanced—Service Class
MainStay VP Bond—Initial Class
MainStay VP Bond—Service Class
MainStay VP Common Stock—Initial Class
MainStay VP Common Stock—Service Class
MainStay VP Conservative Allocation—Service Class
MainStay VP Convertible—Initial Class
MainStay VP Convertible—Service Class
MainStay VP Cornerstone Growth—Initial Class
MainStay VP Cornerstone Growth—Service Class
MainStay VP Cushing® Renaissance Advantage—Service Class
MainStay VP Eagle Small Cap Growth—Initial Class
MainStay VP Eagle Small Cap Growth—Service Class
MainStay VP Emerging Markets Equity—Initial Class
MainStay VP Emerging Markets Equity—Service Class
MainStay VP Epoch U.S. Equity Yield—Initial Class (formerly MainStay VP ICAP Select Equity—Initial Class)
MainStay VP Epoch U.S. Equity Yield—Service Class (formerly MainStay VP ICAP Select Equity—Service Class)
MainStay VP Epoch U.S. Small Cap—Initial Class
MainStay VP Epoch U.S. Small Cap—Service Class
MainStay VP Floating Rate—Service Class
MainStay VP Government—Initial Class
MainStay VP Government—Service Class
MainStay VP Growth Allocation—Service Class
MainStay VP High Yield Corporate Bond—Initial Class
MainStay VP High Yield Corporate Bond—Service Class
MainStay VP Income Builder—Initial Class
MainStay VP Income Builder—Service Class
MainStay VP Indexed Bond—Service Class
MainStay VP International Equity—Initial Class
MainStay VP International Equity—Service Class
MainStay VP Janus Henderson Balanced—Initial Class (formerly MainStay VP Janus Balanced—Initial Class)
MainStay VP Janus Henderson Balanced—Service Class (formerly MainStay VP Janus Balanced—Service Class)
MainStay VP Large Cap Growth—Initial Class
MainStay VP Large Cap Growth—Service Class
MainStay VP MFS® Utilities—Initial Class

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MainStay VP MFS® Utilities—Service Class
MainStay VP Mid Cap Core—Initial Class
MainStay VP Mid Cap Core—Service Class
MainStay VP Moderate Allocation—Service Class
MainStay VP Moderate Growth Allocation—Service Class
MainStay VP PIMCO Real Return—Service Class
MainStay VP S&P 500 Index—Initial Class
MainStay VP S&P 500 Index—Service Class
MainStay VP Small Cap Core—Service Class
MainStay VP T. Rowe Price Equity Income—Initial Class
MainStay VP T. Rowe Price Equity Income—Service Class
MainStay VP U.S. Government Money Market—Initial Class
MainStay VP Unconstrained Bond—Service Class
MainStay VP VanEck Global Hard Assets—Initial Class
American Funds IS® Blue Chip Income and Growth Fund—Class 4
American Funds IS® Global Small Capitalization Fund—Class 4
American Funds IS® Growth Fund—Class 4
American Funds IS® New World Fund®—Class 4
BlackRock® Global Allocation V.I. Fund—Class III
BlackRock® High Yield V.I. Fund—Class III
ClearBridge Variable Appreciation Portfolio—Class II
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2
Columbia Variable Portfolio—Small Cap Value Fund—Class 2
Delaware VIP® Small Cap Value Series—Service Class
Deutsche Alternative Asset Allocation VIP—Class B
Dreyfus IP Technology Growth Portfolio—Initial Shares
Dreyfus IP Technology Growth Portfolio—Service Shares
Fidelity® VIP Contrafund® Portfolio—Initial Class
Fidelity® VIP Contrafund® Portfolio—Service Class 2
Fidelity® VIP Equity-Income Portfolio—Initial Class
Fidelity® VIP Equity-Income Portfolio—Service Class 2
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2
Fidelity® VIP Mid Cap Portfolio—Service Class 2
Invesco V.I. American Value Fund—Series II Shares
Invesco V.I. International Growth Fund—Series II Shares
Janus Henderson VIT Enterprise Portfolio—Service Shares
Janus Henderson VIT Global Research Portfolio—Institutional Shares (formerly Janus Aspen Global Research Portfolio—Institutional Shares)
Janus Henderson VIT Global Research Portfolio—Service Shares (formerly Janus Aspen Global Research Portfolio—Service Shares)
MFS® International Value Portfolio—Service Class
MFS® Investors Trust Series—Initial Class
MFS® Investors Trust Series—Service Class
MFS® Research Series—Initial Class

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MFS® Research Series—Service Class
Morgan Stanley VIF U.S. Real Estate Portfolio—Class II (formerly UIF U.S. Real Estate Portfolio—Class II)
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class
PIMCO VIT Low Duration Portfolio—Advisor Class
PIMCO VIT Total Return Portfolio—Advisor Class
Victory VIF Diversified Stock Fund—Class A Shares
__________________________________________________________
Not all investment options are available under all policies.

New investments in the MainStay VP Cornerstone Growth, MainStay VP Emerging Markets Equity, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Investment Divisions are restricted to those policies already invested in these Investment Divisions as of November 13, 2017.
For Series I policies known as New York Life Flexible Premium Variable Annuity II and Series VII, VIII, IX, X, XI, XII, XIII, XIV, XV and XVI policies, initial premium payments are allocated to the Investment Divisions, Fixed Account (where available) and/or DCA Advantage Accounts (where available) within two business days after receipt. For Series I, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XIV, XV and XVI policies, subsequent premium payments for flexible premium policies are generally allocated to the Investment Divisions, one year Fixed Account (where available), three year Fixed Account (where available), and/or DCA Advantage Accounts (where available) at the close of the business day they are received. For Series II policies, known as New York Life Access Variable Annuity, subsequent premium payments are not permitted for policies purchased prior to November 15, 2004. For Series II policies, known as New York Life Access Variable Annuity, subsequent premium payments are not permitted. In those states where NYLIAC offers a single premium version of the Series III, VI, VIII and IX policies, only one premium payment is allowed. In those states where NYLIAC offers a modified premium version of the Series IV and V policies, subsequent premium payments are allowed only during the first policy year.
In addition, for Series I, II, III, VI, VII, VIII, IX, XI, XII, XIII, XIV and XVI policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC subject to certain restrictions. For Series IV policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one-year Fixed Account of NYLIAC subject to certain restrictions. On the accompanying Statement of Changes in Net Assets, all references to the Fixed Account include the Fixed Account and the DCA Advantage Accounts.
No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.
Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.
Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.
The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The levels of the fair value hierarchy are based on the inputs to the valuation as follows:
Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.
Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as level 1.
The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	Purchases	Sales
MainStay VP Absolute Return Multi-Strategy—Service Class	$21,276	$12,512
MainStay VP Balanced—Service Class	21,074	26,062
MainStay VP Bond—Initial Class	2,045	8,032
MainStay VP Bond—Service Class	12,036	26,741
MainStay VP Common Stock—Initial Class	5,321	14,333
MainStay VP Common Stock—Service Class	15,618	17,721
MainStay VP Conservative Allocation—Service Class	35,817	54,235
MainStay VP Convertible—Initial Class	4,276	11,705
MainStay VP Convertible—Service Class	35,748	29,551
MainStay VP Cornerstone Growth—Initial Class	1,413	13,466
MainStay VP Cornerstone Growth—Service Class	2,414	6,778
MainStay VP Cushing® Renaissance Advantage—Service Class	5,041	5,046
MainStay VP Eagle Small Cap Growth—Initial Class	3,141	12,078
MainStay VP Eagle Small Cap Growth—Service Class	6,219	7,813
MainStay VP Emerging Markets Equity—Initial Class	3,111	3,784
MainStay VP Emerging Markets Equity—Service Class	9,553	17,057
MainStay VP Epoch U.S. Equity Yield—Initial Class	2,103	21,848
MainStay VP Epoch U.S. Equity Yield—Service Class	11,200	48,887
MainStay VP Epoch U.S. Small Cap—Initial Class	3,421	4,794
MainStay VP Epoch U.S. Small Cap—Service Class	14,051	17,541
MainStay VP Floating Rate—Service Class	40,584	54,044
MainStay VP Government—Initial Class	1,166	5,952
MainStay VP Government—Service Class	5,936	18,067
MainStay VP Growth Allocation—Service Class	34,703	37,008
MainStay VP High Yield Corporate Bond—Initial Class	17,972	46,225
MainStay VP High Yield Corporate Bond—Service Class	127,272	129,046
MainStay VP Income Builder—Initial Class	4,188	10,038
MainStay VP Income Builder—Service Class	25,492	22,723
MainStay VP Indexed Bond—Service Class	669	41
MainStay VP International Equity—Initial Class	2,761	5,646
MainStay VP International Equity—Service Class	13,614	24,080
MainStay VP Janus Henderson Balanced—Initial Class	11,706	28,228
MainStay VP Janus Henderson Balanced—Service Class	38,933	35,310
MainStay VP Large Cap Growth—Initial Class	4,279	7,544
MainStay VP Large Cap Growth—Service Class	26,579	28,890
MainStay VP MFS® Utilities—Initial Class	66	239
MainStay VP MFS® Utilities—Service Class	45,401	77,501
MainStay VP Mid Cap Core—Initial Class	2,267	10,821
MainStay VP Mid Cap Core—Service Class	15,542	37,611
MainStay VP Moderate Allocation—Service Class	49,674	69,892
MainStay VP Moderate Growth Allocation—Service Class	62,393	77,216
MainStay VP PIMCO Real Return—Service Class	11,597	15,492
MainStay VP S&P 500 Index—Initial Class	7,111	26,475
MainStay VP S&P 500 Index—Service Class	58,919	45,951

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
MainStay VP Small Cap Core—Service Class	$5,463	$14,000
MainStay VP T. Rowe Price Equity Income—Initial Class	4,347	10,313
MainStay VP T. Rowe Price Equity Income—Service Class	20,242	30,887
MainStay VP U.S. Government Money Market—Initial Class	48,180	91,695
MainStay VP Unconstrained Bond—Service Class	60,159	31,151
MainStay VP VanEck Global Hard Assets—Initial Class	11,545	35,186
American Funds IS® Blue Chip Income and Growth Fund—Class 4	542	—
American Funds IS® Global Small Capitalization Fund—Class 4	4,126	1,515
American Funds IS® Growth Fund—Class 4	372	—
American Funds IS® New World Fund®—Class 4	14,216	4,884
BlackRock® Global Allocation V.I. Fund—Class III	20,826	19,552
BlackRock® High Yield V.I. Fund—Class III	15,168	6,948
ClearBridge Variable Appreciation Portfolio—Class II	352	89
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	1,293	1,036
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	10,456	2,705
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	10,364	18,499
Delaware VIP® Small Cap Value Series—Service Class	70	—
Deutsche Alternative Asset Allocation VIP—Class B	8,890	942
Dreyfus IP Technology Growth Portfolio—Initial Shares	4,374	3,628
Dreyfus IP Technology Growth Portfolio—Service Shares	24,751	15,911
Fidelity® VIP Contrafund® Portfolio—Initial Class	10,139	22,930
Fidelity® VIP Contrafund® Portfolio—Service Class 2	65,858	71,187
Fidelity® VIP Equity-Income Portfolio—Initial Class	3,455	10,444
Fidelity® VIP Equity-Income Portfolio—Service Class 2	14,432	25,622
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	15,999	5,541
Fidelity® VIP Mid Cap Portfolio—Service Class 2	20,490	34,984
Invesco V.I. American Value Fund—Series II Shares	3,380	7,034
Invesco V.I. International Growth Fund—Series II Shares	11,508	5,594
Janus Henderson VIT Enterprise Portfolio—Service Shares	278	49
Janus Henderson VIT Global Research Portfolio—Institutional Shares	1,667	9,168
Janus Henderson VIT Global Research Portfolio—Service Shares	4,522	7,891
MFS® International Value Portfolio—Service Class	2,560	410
MFS® Investors Trust Series—Initial Class	804	1,560
MFS® Investors Trust Series—Service Class	14,028	5,750
MFS® Research Series—Initial Class	1,115	1,752
MFS® Research Series—Service Class	3,384	3,499
Morgan Stanley VIF U.S. Real Estate Portfolio—Class II	5,095	12,678
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	38	194
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	14,867	12,982
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	26,316	12,254
PIMCO VIT Low Duration Portfolio—Advisor Class	16,932	4,928
PIMCO VIT Total Return Portfolio—Advisor Class	28,296	11,370
Victory VIF Diversified Stock Fund—Class A Shares	2,247	3,740
Total	$1,356,848	$1,734,526

Not all investment divisions are available under all policies.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:
New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust, for a fee. New York Life Investments retains several sub-advisors, including Candriam Belgium S.A. (“Candriam Belgium”), Candriam France S.A.S. (“Candriam France”), Cornerstone Capital Management Holdings LLC* (“Cornerstone Holdings”), Cushing® Asset Management, LP (“Cushing”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Janus Capital Management LLC (“Janus Capital”), MacKay Shields LLC (“MacKay Shields”), Massachusetts Financial Services Company (“MFS”), New York Life Investors LLC (“NYL Investors”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Van Eck Associates Corporation (“VanEck”) and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.
New York Life Investments, Cornerstone Holdings, MacKay Shields and NYL Investors are all indirect, wholly-owned subsidiaries of NYLIC. Candriam Belgium and Candriam France are a part of Candriam Investors Group. Capital Research and Management is a wholly-owned subsidiary of The Capital Group Companies, Inc. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc. Cushing is a wholly-owned subsidiary of Swank Capital. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.; Epoch is an indirect, wholly-owned subsidiary of Toronto Dominion Bank. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc., PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC, Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc.,T. Rowe Price and VanEck are independent investment advisory firms.
Effective January 1, 2018, the portfolio managers from Cornerstone Holdings who manage all or a portion of the day-to-day investment operations of the Portfolios will transition from Cornerstone Holdings to MacKay Shields, which is also a wholly-owned, fully autonomous subsidiary of NYLIC.
NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV, V, VI, VIII, IX , X, XI, XII, XIV, XV and XVI policies. Policies in Series II, VII and XIII are not subject to surrender charges on partial withdrawals and surrenders. For New York Life Variable Annuity and New York Life Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For New York Life Flexible Premium Variable Annuity and New York Life Flexible Premium Variable Annuity II policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.
For New York Life Premium Plus Variable Annuity policies, which are part of Series III and New York Life Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years (8% during the first four payment years for policies sold by registered representatives of broker-dealers that have selling agreements with NYLIFE Distributors and NYLIAC or banks) and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offered a single premium version of the New York Life Premium Plus Variable Annuity and New York Life Premium Plus II Variable Annuity, the surrender charge was lower.
For the New York Life Essentials Variable Annuity and New York Life Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
For New York Life Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.
For New York Life Premier Variable Annuity policies, which are part of Series VIII, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
For New York Life Premier Plus Variable Annuity policies, which are part of Series IX, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made.
For New York Life Income Plus Variable Annuity policies with the Income Benefit Rider, which are part of Series X, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
For New York Life Income Plus Variable Annuity policies with the Guaranteed Future Income Benefit Rider, which are also part of Series X, the product becomes a single premium product where surrender charges are based on the Policy Year. This charge is 8% during the first Policy Year and declines by 1% per year for each Policy Year, until the seventh Policy Year, after which no charge is made.
For New York Life Premier Variable Annuity II policies, which are part of Series XI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
For New York Life Premier Plus Variable Annuity II policies, which are part of Series XII, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made.
For New York Life Flexible Premium Variable Annuity III policies, which are part of Series XIV, the percentage of surrender charge is based on the Policy Year. This charge is 7% for the first three Policy Years and declines to 1% per year for each additional Policy Year, until the ninth Policy Year, after which no charge is made.
For New York Life Income Plus Variable Annuity II policies with the Guaranteed Future Income Benefit Rider, which are part of Series XV, the product is a single premium product where surrender charges are based on the Policy Year. This charge is 8% during the first Policy Year and declines by 1% per year for each additional Policy Year, until the seventh Policy Year, after which no charge is made.
For New York Life Premier Variable Annuity - FP Series policies, which are part of Series XVI, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
All surrender charges are recorded with policyowners’ surrenders in the accompanying Statement of Changes in Net Assets. Surrender charges are paid to NYLIAC.
NYLIAC also deducts an annual policy service charge from the policy’s accumulation value on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II, IV, VII and XIV policies and $100,000 for Series III, V and VI VIII, IX, XI, XII, XIII and XVI policies. For New York Life Variable Annuity and New York Life Plus Variable Annuity policies which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For New York Life Flexible Premium Variable Annuity and New York Life Flexible Premium Variable Annuity II, which are also part of Series I, this charge is $30 per policy. For Series II, VII and XIII policies, this charge is $40 per policy (may be lower in some states). For Series III, IV, VI, VIII, IX XI, XII, XIV and XVI policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. For Series X and XV policies, the charge is $30 per policy and is waived either upon (a) registration with delivery of all available materials that we normally mail, (b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit (for Series X policies)/GFIB Payment Commencement Date (whichever comes first). These charges are shown as a reduction to payments received from policyowners in the accompanying Statement of Changes in Net Assets.
Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XIV and XV policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.
The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XIV and XV policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45%, 1.85%, 1.75%, 1.65%, 1.35%, 1.65%, 1.35%, 1.30% during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium for policies applied for before May 1, 2016 and 1.20% during the surrender charge period for the initial premium and 1.00% after the surrender charge period for the initial premium for policies applied for on or after May 1, 2016, 1.60% during the surrender charge period for the initial premium and 1.40% after the surrender charge period for the initial premium for policies applied for before May 1, 2016 and 1.50% during the surrender charge period for the initial premium and 1.30% after the surrender charge period for the initial premium for policies applied for on or after May 1, 2016, 1.60%, 1.35% during the surrender charge period for the initial premium and 1.15% after the surrender charge period for the initial premium for policies applied for before May 1, 2016 and 1.30% during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium for policies applied for on or after May 1, 2016 and 1.35%, for Series XVI policies, the charge is 1.20% during the surrender charge period for the initial premium and 1.00% after the surrender charge period for the initial premium, for New York Life Premier Variable Annuity - FP Series, respectively, of the daily average variable accumulation value of each

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. These charges are disclosed in the accompanying Statement of Operations.
In addition, New York Life Income Plus Variable Annuity and New York Life Income Plus Variable Annuity II policies, which are part of Series X and Series XV, are subject to a Guaranteed Future Income Benefit Charge if the Guaranteed Future Income Benefit Rider is chosen. This charge is an annualized percentage of the average daily Unfunded Income Benefit Base (as defined in the New York Life Income Plus Variable Annuity and New York Life Income Plus Variable Annuity II prospectuses) each policy quarter, deducted from the variable accumulation unit value on a quarterly basis. On an annual basis, the charge equals 1.00% (0.25% quarterly) of the Unfunded Income Benefit Base.
Separate Account policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of NYLIAC. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.25%, distribution (12b-1) fees range from 0.00% to 0.25%, and other expenses range from 0.00% to 1.16%. These ranges are shown as a percentage of average net assets as of December 31, 2016, and approximate the ranges as of December 31, 2017.

NOTE 4—Distribution of Net Income:
The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

The changes in units outstanding for the years ended December 31, 2017 and 2016 were as follows:

	2017			2016
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP Absolute Return Multi-Strategy—Service Class	2,231	(1,418)	813	1,685	(1,869)	(184)
MainStay VP Balanced—Service Class	1,354	(1,429)	(75)	1,405	(1,424)	(19)
MainStay VP Bond—Initial Class	28	(362)	(334)	143	(429)	(286)
MainStay VP Bond—Service Class	823	(2,023)	(1,200)	1,973	(2,500)	(527)
MainStay VP Common Stock—Initial Class	23	(364)	(341)	53	(396)	(343)
MainStay VP Common Stock—Service Class	895	(757)	138	1,022	(840)	182
MainStay VP Conservative Allocation—Service Class	2,586	(3,348)	(762)	2,693	(5,292)	(2,599)
MainStay VP Convertible—Initial Class	67	(366)	(299)	56	(432)	(376)
MainStay VP Convertible—Service Class	2,230	(1,318)	912	858	(1,845)	(987)
MainStay VP Cornerstone Growth—Initial Class	31	(538)	(507)	82	(451)	(369)
MainStay VP Cornerstone Growth—Service Class	149	(339)	(190)	132	(323)	(191)
MainStay VP Cushing® Renaissance Advantage—Service Class	519	(554)	(35)	885	(438)	447
MainStay VP Eagle Small Cap Growth—Initial Class	39	(753)	(714)	54	(887)	(833)
MainStay VP Eagle Small Cap Growth—Service Class	357	(523)	(166)	319	(793)	(474)
MainStay VP Emerging Markets Equity—Initial Class	353	(403)	(50)	148	(400)	(252)
MainStay VP Emerging Markets Equity—Service Class	1,026	(1,881)	(855)	638	(1,722)	(1,084)
MainStay VP Epoch U.S. Equity Yield—Initial Class	30	(956)	(926)	51	(1,084)	(1,033)
MainStay VP Epoch U.S. Equity Yield—Service Class	673	(2,146)	(1,473)	610	(2,447)	(1,837)
MainStay VP Epoch U.S. Small Cap—Initial Class	56	(199)	(143)	42	(205)	(163)
MainStay VP Epoch U.S. Small Cap—Service Class	482	(646)	(164)	423	(636)	(213)
MainStay VP Floating Rate—Service Class	2,865	(4,171)	(1,306)	3,085	(4,523)	(1,438)
MainStay VP Government—Initial Class	25	(312)	(287)	230	(396)	(166)
MainStay VP Government—Service Class	446	(1,497)	(1,051)	2,138	(2,110)	28
MainStay VP Growth Allocation—Service Class	2,409	(2,165)	244	2,527	(2,169)	358
MainStay VP High Yield Corporate Bond—Initial Class	164	(1,185)	(1,021)	329	(1,052)	(723)
MainStay VP High Yield Corporate Bond—Service Class	7,209	(6,258)	951	4,983	(6,822)	(1,839)
MainStay VP Income Builder—Initial Class	71	(341)	(270)	82	(373)	(291)
MainStay VP Income Builder—Service Class	1,786	(1,207)	579	1,646	(1,262)	384
MainStay VP Indexed Bond—Service Class	66	(4)	62	—	—	—
MainStay VP International Equity—Initial Class	117	(224)	(107)	44	(296)	(252)
MainStay VP International Equity—Service Class	971	(1,311)	(340)	383	(1,537)	(1,154)
MainStay VP Janus Henderson Balanced—Initial Class	89	(1,741)	(1,652)	61	(1,994)	(1,933)
MainStay VP Janus Henderson Balanced—Service Class	2,299	(2,334)	(35)	1,727	(2,764)	(1,037)
MainStay VP Large Cap Growth—Initial Class	136	(296)	(160)	98	(378)	(280)
MainStay VP Large Cap Growth—Service Class	1,444	(1,235)	209	1,163	(1,661)	(498)
MainStay VP MFS® Utilities—Initial Class	2	(16)	(14)	33	(68)	(35)
MainStay VP MFS® Utilities—Service Class	2,670	(5,171)	(2,501)	2,744	(6,090)	(3,346)
MainStay VP Mid Cap Core—Initial Class	36	(317)	(281)	48	(361)	(313)
MainStay VP Mid Cap Core—Service Class	905	(1,187)	(282)	814	(1,433)	(619)
MainStay VP Moderate Allocation—Service Class	3,558	(4,150)	(592)	2,940	(4,060)	(1,120)
MainStay VP Moderate Growth Allocation—Service Class	3,925	(4,371)	(446)	4,073	(4,632)	(559)
MainStay VP PIMCO Real Return—Service Class	1,116	(1,578)	(462)	966	(1,618)	(652)
MainStay VP S&P 500 Index—Initial Class	64	(686)	(622)	89	(813)	(724)
MainStay VP S&P 500 Index—Service Class	3,648	(1,901)	1,747	2,466	(1,914)	552
MainStay VP Small Cap Core—Service Class	393	(1,098)	(705)	5,210	(473)	4,737

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2017			2016
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP T. Rowe Price Equity Income—Initial Class	46	(577)	(531)	107	(610)	(503)
MainStay VP T. Rowe Price Equity Income—Service Class	941	(1,830)	(889)	823	(1,684)	(861)
MainStay VP U.S. Government Money Market—Initial Class	29,434	(58,341)	(28,907)	70,003	(88,450)	(18,447)
MainStay VP Unconstrained Bond—Service Class	5,172	(2,611)	2,561	4,008	(4,455)	(447)
MainStay VP VanEck Global Hard Assets—Initial Class	1,651	(4,970)	(3,319)	2,715	(5,249)	(2,534)
American Funds IS® Blue Chip Income and Growth Fund—Class 4	52	—	52	—	—	—
American Funds IS® Global Small Capitalization Fund—Class 4	380	(139)	241	178	(81)	97
American Funds IS® Growth Fund—Class 4	37	—	37	—	—	—
American Funds IS® New World Fund®—Class 4	1,287	(438)	849	673	(348)	325
BlackRock® Global Allocation V.I. Fund—Class III	1,647	(1,567)	80	1,218	(2,130)	(912)
BlackRock® High Yield V.I. Fund—Class III	1,277	(626)	651	1,375	(799)	576
ClearBridge Variable Appreciation Portfolio—Class II	32	(8)	24	—	—	—
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	140	(125)	15	266	(136)	130
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	921	(238)	683	493	(105)	388
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	446	(842)	(396)	574	(602)	(28)
Delaware VIP® Small Cap Value Series—Service Class	7	—	7	—	—	—
Deutsche Alternative Asset Allocation VIP—Class B	855	(89)	766	366	(12)	354
Dreyfus IP Technology Growth Portfolio—Initial Shares	164	(149)	15	53	(165)	(112)
Dreyfus IP Technology Growth Portfolio—Service Shares	1,129	(579)	550	543	(659)	(116)
Fidelity® VIP Contrafund® Portfolio—Initial Class	33	(498)	(465)	34	(615)	(581)
Fidelity® VIP Contrafund® Portfolio—Service Class 2	3,325	(2,692)	633	2,709	(2,633)	76
Fidelity® VIP Equity-Income Portfolio—Initial Class	54	(345)	(291)	55	(374)	(319)
Fidelity® VIP Equity-Income Portfolio—Service Class 2	769	(1,196)	(427)	700	(1,070)	(370)
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	1,075	(397)	678	562	(1,011)	(449)
Fidelity® VIP Mid Cap Portfolio—Service Class 2	884	(1,173)	(289)	630	(1,111)	(481)
Invesco V.I. American Value Fund—Series II Shares	267	(541)	(274)	578	(362)	216
Invesco V.I. International Growth Fund—Series II Shares	1,063	(518)	545	1,083	(444)	639
Janus Henderson VIT Enterprise Portfolio—Service Shares	27	(5)	22	—	—	—
Janus Henderson VIT Global Research Portfolio—Institutional Shares	59	(387)	(328)	41	(430)	(389)
Janus Henderson VIT Global Research Portfolio—Service Shares	302	(417)	(115)	144	(567)	(423)
MFS® International Value Portfolio—Service Class	234	(36)	198	—	—	—
MFS® Investors Trust Series—Initial Class	22	(73)	(51)	19	(66)	(47)
MFS® Investors Trust Series—Service Class	938	(277)	661	535	(227)	308
MFS® Research Series—Initial Class	16	(80)	(64)	14	(89)	(75)
MFS® Research Series—Service Class	124	(146)	(22)	263	(162)	101
Morgan Stanley VIF U.S. Real Estate Portfolio—Class II	450	(1,059)	(609)	962	(963)	(1)
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	1	(7)	(6)	1	(24)	(23)
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	901	(516)	385	733	(950)	(217)
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	2,212	(1,082)	1,130	2,900	(1,273)	1,627
PIMCO VIT Low Duration Portfolio—Advisor Class	1,689	(488)	1,201	1,027	(223)	804
PIMCO VIT Total Return Portfolio—Advisor Class	2,678	(1,063)	1,615	2,814	(1,068)	1,746
Royce Micro-Cap Portfolio—Investment Class	—	—	—	118	(4,068)	(3,950)
Victory VIF Diversified Stock Fund—Class A Shares	130	(184)	(54)	68	(232)	(164)

Not all investment divisions are available under all policies.

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

The following table presents financial highlights for each Investment Division as of December 31, 2017, 2016, 2015, 2014 and 2013:

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Absolute Return Multi-Strategy—Service Class	2017	$77,104	8,851	$8.24 to $10.10	(2.2%) to (1.7%)	0.9%
	2016	69,301	8,038	8.43 to 10.28	(1.9%) to 2.8%	0.0%
	2015	71,237	8,222	8.59 to 9.67	(22.0%) to (10.8%)	0.0%
	2014	87,461	9,163	9.51 to 9.57	(13.7%) to (13.3%)	0.0%
	2013	90,764	8,231	11.01 to 11.04	10.1% to 10.4%	0.0%
MainStay VP Balanced—Service Class	2017	$131,532	7,725	$11.12 to $19.60	7.7% to 8.4%	1.1%
	2016	128,444	7,800	10.30 to 18.10	4.9% to 8.5%	1.2%
	2015	122,340	7,819	9.51 to 16.69	(4.9%) to 4.6%	0.9%
	2014	127,124	7,664	13.51 to 17.40	8.6% to 9.1%	0.7%
	2013	113,358	7,436	12.38 to 15.95	19.3% to 19.9%	1.0%
MainStay VP Bond—Initial Class	2017	$45,537	2,156	$14.96 to $23.02	2.0% to 2.4%	2.4%
	2016	51,248	2,490	14.67 to 22.47	1.6% to 2.1%	2.6%
	2015	55,815	2,776	14.43 to 22.01	2.2% to 3.1%	2.3%
	2014	65,630	3,229	14.67 to 22.27	3.9% to 4.4%	2.0%
	2013	73,255	3,763	14.12 to 21.35	(3.6%) to (3.2%)	1.8%
MainStay VP Bond—Service Class	2017	$102,029	8,043	$10.05 to $14.11	1.7% to 2.4%	2.2%
	2016	116,120	9,243	9.85 to 13.82	(1.5%) to 1.9%	2.4%
	2015	122,339	9,770	9.80 to 13.57	(2.0%) to 2.7%	2.1%
	2014	139,506	10,888	10.08 to 13.76	3.6% to 4.1%	1.7%
	2013	148,906	11,975	9.68 to 13.22	(3.9%) to (3.4%)	1.5%
MainStay VP Common Stock—Initial Class	2017	$87,965	1,963	$18.23 to $53.36	20.6% to 21.1%	1.3%
	2016	83,946	2,304	15.08 to 44.05	7.1% to 7.6%	1.5%
	2015	88,733	2,647	14.04 to 40.94	11.3% to 12.3%	1.3%
	2014	101,939	3,079	14.14 to 41.16	12.4% to 12.9%	1.2%
	2013	101,032	3,440	12.54 to 36.45	33.2% to 33.8%	1.5%
MainStay VP Common Stock—Service Class	2017	$67,304	3,044	$12.49 to $28.88	20.3% to 21.1%	1.2%
	2016	59,858	2,906	10.36 to 23.91	6.9% to 7.4%	1.3%
	2015	56,098	2,724	9.67 to 22.27	(3.3%) to 11.9%	1.1%
	2014	63,899	2,990	15.44 to 22.45	12.2% to 12.7%	1.1%
	2013	48,670	2,524	13.70 to 19.93	32.8% to 33.5%	1.4%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Conservative Allocation—Service Class	2017	$301,087	19,772	$10.77 to $16.67	8.5% to 9.2%	1.8%
	2016	295,075	20,534	9.90 to 15.29	3.0% to 4.7%	2.3%
	2015	325,149	23,133	9.48 to 14.61	(5.2%) to (0.4%)	2.1%
	2014	347,963	23,693	11.68 to 15.07	2.1% to 2.6%	2.3%
	2013	341,757	23,793	11.38 to 14.69	10.7% to 11.2%	2.3%
MainStay VP Convertible—Initial Class	2017	$71,170	2,167	$20.53 to $39.01	9.9% to 10.4%	1.7%
	2016	72,730	2,466	18.62 to 35.32	10.0% to 10.5%	4.0%
	2015	75,437	2,842	16.88 to 31.96	2.7% to 3.6%	2.7%
	2014	85,042	3,106	17.39 to 32.84	6.0% to 6.5%	3.3%
	2013	90,370	3,524	16.36 to 30.84	23.1% to 23.6%	2.4%
MainStay VP Convertible—Service Class	2017	$183,988	9,423	$11.29 to $24.64	9.7% to 10.4%	1.5%
	2016	164,177	8,511	10.27 to 22.36	9.2% to 10.4%	3.8%
	2015	171,982	9,498	9.33 to 20.29	(6.7%) to 3.2%	2.5%
	2014	194,321	10,174	12.23 to 20.90	5.7% to 6.3%	2.8%
	2013	193,640	10,608	11.52 to 19.68	22.7% to 23.4%	2.2%
MainStay VP Cornerstone Growth—Initial Class	2017	$88,291	2,948	$11.23 to $33.69	28.0% to 28.6%	0.3%
	2016	78,895	3,455	8.75 to 26.19	(1.4%) to (1.0%)	0.2%
	2015	88,979	3,824	8.85 to 26.46	7.6% to 8.5%	0.0%
	2014	99,837	4,359	8.77 to 26.15	6.8% to 7.3%	0.6%
	2013	105,987	4,991	8.19 to 24.37	22.4% to 23.0%	0.8%
MainStay VP Cornerstone Growth—Service Class	2017	$30,408	1,446	$12.26 to $22.51	27.7% to 28.5%	0.0%
	2016	27,370	1,636	9.58 to 17.55	(1.7%) to 3.4%	0.0%
	2015	31,321	1,827	9.72 to 17.81	(2.8%) to 8.1%	0.0%
	2014	35,037	2,047	13.35 to 17.70	6.6% to 7.1%	0.4%
	2013	36,538	2,280	12.46 to 16.58	22.1% to 22.7%	0.6%
MainStay VP Cushing® Renaissance Advantage—Service Class	2017	$7,183	684	$9.91 to $12.35	5.8% to 6.4%	0.0%
	2016	6,840	719	9.37 to 11.61	15.9% to 26.8%	0.2%
	2015	2,025	272	7.42 to 8.66	(32.5%) to (32.3%)	0.8%
MainStay VP Eagle Small Cap Growth—Initial Class	2017	$55,779	3,384	$16.11 to $16.59	20.6% to 21.2%	0.0%
	2016	55,780	4,098	13.36 to 13.69	8.0% to 8.5%	0.0%
	2015	61,908	4,931	12.37 to 12.61	(2.1%) to (1.1%)	0.0%
	2014	76,873	5,979	12.72 to 12.90	0.6% to 1.1%	0.0%
	2013	89,790	7,055	12.64 to 12.76	28.5% to 29.1%	0.1%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Eagle Small Cap Growth—Service Class	2017	$33,845	2,166	$12.45 to $17.34	20.6% to 21.2%	0.0%
	2016	30,478	2,332	10.33 to 14.35	7.7% to 11.7%	0.0%
	2015	34,036	2,806	9.56 to 13.25	(4.4%) to (1.6%)	0.0%
	2014	35,167	2,785	11.66 to 13.59	0.4% to 0.9%	0.0%
	2013	36,744	2,912	11.60 to 13.47	16.0% to 28.8%	0.0%
MainStay VP Emerging Markets Equity—Initial Class	2017	$18,540	1,879	$9.63 to $9.89	40.5% to 41.1%	1.2%
	2016	13,489	1,929	6.85 to 7.00	4.3% to 4.8%	0.4%
	2015	14,569	2,181	6.57 to 6.69	(28.9%) to (28.3%)	1.3%
	2014	20,507	2,537	7.99 to 8.09	(13.6%) to (13.2%)	1.1%
	2013	27,352	2,936	9.24 to 9.32	(7.2%) to (6.7%)	0.7%
MainStay VP Emerging Markets Equity—Service Class	2017	$70,068	7,109	$9.49 to $14.59	40.2% to 41.1%	1.0%
	2016	55,245	7,964	6.77 to 10.34	3.2% to 4.6%	0.2%
	2015	59,948	9,048	6.51 to 9.61	(29.3%) to (22.6%)	1.0%
	2014	78,743	9,797	7.93 to 8.81	(13.8%) to (13.4%)	0.9%
	2013	95,712	10,315	9.20 to 10.17	(7.4%) to (6.9%)	0.5%
MainStay VP Epoch U.S. Equity Yield—Initial Class	2017	$122,979	5,430	$20.57 to $28.32	16.5% to 17.0%	1.3%
	2016	122,986	6,356	17.62 to 24.31	3.0% to 3.4%	1.1%
	2015	138,208	7,389	17.07 to 23.61	1.0% to 1.9%	2.6%
	2014	165,127	8,378	18.02 to 25.00	6.9% to 7.4%	1.4%
	2013	177,568	9,675	16.82 to 23.39	27.9% to 28.5%	1.5%
MainStay VP Epoch U.S. Equity Yield—Service Class	2017	$210,536	9,541	$11.12 to $24.85	16.2% to 17.0%	1.1%
	2016	214,150	11,014	9.54 to 21.29	2.7% to 5.8%	0.8%
	2015	246,434	12,851	9.27 to 20.63	(7.3%) to 1.5%	2.4%
	2014	294,249	14,303	13.97 to 21.80	6.6% to 7.2%	1.2%
	2013	304,615	15,680	13.05 to 20.35	27.6% to 28.2%	1.4%
MainStay VP Epoch U.S. Small Cap—Initial Class	2017	$24,444	1,010	$22.53 to $35.76	13.7% to 14.2%	0.5%
	2016	24,527	1,153	19.76 to 31.46	14.0% to 14.6%	0.4%
	2015	24,439	1,316	17.29 to 27.58	(1.2%) to (0.3%)	0.5%
	2014	28,813	1,471	18.27 to 29.22	4.6% to 5.1%	0.3%
	2013	33,039	1,776	17.42 to 27.93	35.4% to 36.0%	0.7%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Epoch U.S. Small Cap—Service Class	2017	$74,225	2,857	$12.14 to $32.57	13.4% to 14.1%	0.3%
	2016	74,070	3,021	10.68 to 28.59	11.7% to 14.4%	0.2%
	2015	72,332	3,234	9.37 to 25.02	(6.3%) to (0.7%)	0.3%
	2014	84,915	3,489	14.04 to 26.46	4.4% to 4.9%	0.1%
	2013	90,809	3,820	13.39 to 25.23	35.0% to 35.7%	0.6%
MainStay VP Floating Rate—Service Class	2017	$191,162	15,417	$10.46 to $13.11	1.8% to 2.5%	4.0%
	2016	205,987	16,723	10.25 to 12.82	3.7% to 6.8%	3.7%
	2015	211,604	18,161	9.63 to 12.02	(3.7%) to (1.9%)	3.7%
	2014	224,762	18,944	10.41 to 12.17	(1.2%) to (0.7%)	3.7%
	2013	245,379	20,414	10.48 to 12.26	2.3% to 2.8%	3.9%
MainStay VP Government—Initial Class	2017	$28,900	1,580	$13.08 to $20.09	0.2% to 0.7%	2.6%
	2016	33,815	1,867	13.05 to 19.95	(0.8%) to (0.3%)	2.3%
	2015	36,890	2,033	13.15 to 20.01	1.4% to 2.3%	2.7%
	2014	43,688	2,381	13.33 to 20.19	2.7% to 3.2%	3.0%
	2013	49,714	2,804	12.98 to 19.57	(4.2%) to (3.8%)	3.2%
MainStay VP Government—Service Class	2017	$54,886	4,747	$9.78 to $12.46	(0.0%) to 0.6%	2.3%
	2016	67,192	5,798	9.73 to 12.40	(2.1%) to (0.5%)	2.2%
	2015	67,940	5,770	9.78 to 12.47	(1.6%) to 1.9%	2.6%
	2014	77,431	6,474	9.89 to 12.61	2.4% to 3.0%	2.8%
	2013	85,345	7,292	9.61 to 12.26	(4.5%) to (4.0%)	2.8%
MainStay VP Growth Allocation—Service Class	2017	$201,728	12,050	$11.65 to $22.51	20.1% to 20.9%	0.8%
	2016	171,201	11,806	9.67 to 18.64	5.4% to 6.4%	1.3%
	2015	164,081	11,448	9.16 to 17.61	(8.4%) to (1.6%)	1.7%
	2014	167,383	10,921	13.18 to 18.47	2.7% to 3.2%	1.2%
	2013	132,909	9,031	12.77 to 17.89	28.1% to 28.8%	0.8%
MainStay VP High Yield Corporate Bond—Initial Class	2017	$197,007	5,104	$26.43 to $43.61	4.9% to 5.4%	5.8%
	2016	223,106	6,125	25.13 to 41.38	14.1% to 14.6%	5.7%
	2015	216,783	6,848	21.97 to 36.11	(3.5%) to (2.6%)	5.7%
	2014	259,677	7,966	22.68 to 37.20	(0.1%) to 0.4%	5.5%
	2013	308,798	9,603	22.64 to 37.06	4.7% to 5.1%	5.3%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP High Yield Corporate Bond—Service Class	2017	$749,677	43,285	$11.18 to $23.53	4.6% to 5.3%	5.8%
	2016	746,954	42,334	10.66 to 22.38	8.2% to 14.4%	5.6%
	2015	708,474	44,173	9.34 to 19.57	(6.6%) to (3.0%)	5.6%
	2014	829,020	48,535	10.93 to 20.22	(0.3%) to 0.2%	5.6%
	2013	870,032	49,578	10.91 to 20.20	4.4% to 4.9%	5.4%
MainStay VP Income Builder—Initial Class	2017	$63,743	2,063	$15.07 to $35.14	10.5% to 11.0%	3.7%
	2016	64,236	2,333	13.60 to 31.66	7.3% to 7.8%	4.3%
	2015	66,651	2,624	12.65 to 29.38	0.5% to 1.4%	4.7%
	2014	78,944	2,953	13.32 to 30.87	6.1% to 6.6%	5.7%
	2013	80,981	3,201	12.52 to 28.96	16.2% to 16.7%	4.3%
MainStay VP Income Builder—Service Class	2017	$119,987	7,128	$10.96 to $21.50	10.2% to 10.9%	3.4%
	2016	108,032	6,549	9.92 to 19.43	3.5% to 7.6%	4.1%
	2015	99,229	6,165	9.25 to 18.08	(7.5%) to 1.0%	4.6%
	2014	101,391	5,771	12.71 to 19.06	5.9% to 6.4%	5.4%
	2013	77,622	4,638	11.95 to 17.93	15.9% to 16.5%	4.5%
MainStay VP Indexed Bond—Service Class	2017	$624	62	$10.02 to $10.05	0.2% to 0.5%	2.4%
MainStay VP International Equity—Initial Class	2017	$25,824	967	$18.71 to $31.42	30.2% to 30.8%	0.6%
	2016	22,035	1,074	14.34 to 24.03	(6.7%) to (6.3%)	0.8%
	2015	28,699	1,326	15.32 to 25.64	(0.4%) to 0.5%	1.0%
	2014	29,553	1,414	14.67 to 24.49	(4.4%) to (4.0%)	0.6%
	2013	36,530	1,679	15.30 to 25.50	13.0% to 13.5%	1.1%
MainStay VP International Equity—Service Class	2017	$110,235	5,879	$11.82 to $22.79	29.9% to 30.7%	0.3%
	2016	92,478	6,219	9.08 to 17.47	(6.9%) to (4.0%)	0.5%
	2015	118,971	7,373	9.72 to 18.68	(2.8%) to 0.1%	0.7%
	2014	130,025	8,316	9.91 to 17.89	(4.6%) to (4.2%)	0.4%
	2013	144,942	8,664	10.35 to 18.68	12.7% to 13.3%	0.9%
MainStay VP Janus Henderson Balanced—Initial Class	2017	$182,288	11,529	$15.42 to $15.88	16.2% to 16.8%	1.7%
	2016	178,593	13,181	13.27 to 13.60	2.8% to 3.3%	1.9%
	2015	198,388	15,114	12.91 to 13.17	5.5% to 6.5%	1.8%
	2014	226,524	17,132	13.06 to 13.25	6.7% to 7.2%	1.4%
	2013	241,187	19,543	12.25 to 12.36	18.0% to 18.5%	1.4%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Janus Henderson Balanced—Service Class	2017	$210,090	14,184	$11.58 to $15.65	15.9% to 16.6%	1.6%
	2016	185,374	14,219	9.97 to 13.44	2.5% to 4.1%	1.7%
	2015	196,029	15,256	9.70 to 13.04	(3.0%) to 6.0%	1.6%
	2014	200,957	15,351	12.95 to 13.16	6.4% to 7.0%	1.2%
	2013	192,130	15,671	12.10 to 12.30	17.7% to 18.2%	1.3%
MainStay VP Large Cap Growth—Initial Class	2017	$42,383	1,570	$14.69 to $31.61	30.0% to 30.6%	0.0%
	2016	35,965	1,730	11.27 to 24.21	(4.1%) to (3.6%)	0.0%
	2015	43,333	2,010	11.72 to 25.12	13.2% to 14.2%	0.0%
	2014	43,622	2,100	11.22 to 24.00	8.6% to 9.1%	0.0%
	2013	47,325	2,508	10.30 to 22.00	34.0% to 34.6%	0.3%
MainStay VP Large Cap Growth—Service Class	2017	$145,740	6,452	$12.62 to $27.65	29.6% to 30.5%	0.0%
	2016	116,437	6,243	9.71 to 21.26	(4.3%) to 1.3%	0.0%
	2015	138,218	6,741	10.12 to 22.15	1.2% to 13.8%	0.0%
	2014	129,311	6,437	14.46 to 21.24	8.3% to 8.9%	0.0%
	2013	123,200	6,640	13.28 to 19.55	33.6% to 34.3%	0.1%
MainStay VP MFS® Utilities—Initial Class	2017	$1,095	74	$14.51 to $14.90	12.6% to 13.1%	3.9%
	2016	1,152	88	12.88 to 13.17	9.4% to 9.9%	3.5%
	2015	1,470	123	11.78 to 11.98	(7.0%) to (6.2%)	3.4%
	2014	2,507	177	14.01 to 14.19	10.6% to 11.1%	1.7%
	2013	2,433	191	12.66 to 12.77	18.1% to 18.7%	2.2%
MainStay VP MFS® Utilities—Service Class	2017	$409,896	29,123	$10.10 to $14.72	12.4% to 13.1%	3.8%
	2016	401,511	31,624	8.97 to 13.04	(0.3%) to 9.7%	2.8%
	2015	410,264	34,970	8.20 to 11.89	(18.0%) to (6.5%)	3.6%
	2014	543,079	38,700	13.65 to 14.11	10.3% to 10.9%	1.6%
	2013	489,480	38,612	12.31 to 12.72	17.8% to 18.4%	2.2%
MainStay VP Mid Cap Core—Initial Class	2017	$58,211	1,665	$34.87 to $39.37	17.0% to 17.5%	1.0%
	2016	57,944	1,946	29.68 to 33.66	9.1% to 9.6%	0.8%
	2015	61,361	2,259	27.07 to 30.84	6.2% to 7.1%	0.5%
	2014	74,946	2,618	28.50 to 32.61	12.3% to 12.8%	0.5%
	2013	75,924	2,990	25.27 to 29.05	39.6% to 40.2%	1.0%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP Mid Cap Core—Service Class	2017	$177,186	6,098	$11.78 to $37.04	16.7% to 17.4%	0.8%
	2016	172,710	6,380	10.07 to 31.60	7.5% to 9.5%	0.5%
	2015	180,771	6,999	9.23 to 28.90	(7.7%) to 6.7%	0.3%
	2014	223,022	7,947	15.69 to 30.50	12.0% to 12.6%	0.3%
	2013	218,656	8,600	13.95 to 27.11	39.2% to 39.9%	0.9%
MainStay VP Moderate Allocation—Service Class	2017	$399,747	24,824	$11.09 to $18.21	12.6% to 13.3%	1.5%
	2016	374,428	25,416	9.82 to 16.10	3.8% to 4.8%	2.0%
	2015	384,063	26,536	9.40 to 15.37	(6.0%) to (0.3%)	2.2%
	2014	412,016	27,138	12.44 to 15.88	2.4% to 3.0%	2.0%
	2013	398,743	26,977	12.08 to 15.42	16.6% to 17.2%	1.8%
MainStay VP Moderate Growth Allocation—Service Class	2017	$492,066	28,754	$11.41 to $20.23	16.2% to 16.9%	1.2%
	2016	443,167	29,200	9.79 to 17.33	5.3% to 5.9%	1.8%
	2015	440,301	29,759	9.28 to 16.37	(7.2%) to (1.1%)	2.1%
	2014	458,924	29,304	12.89 to 17.03	2.4% to 2.9%	1.7%
	2013	417,004	27,388	12.53 to 16.55	23.3% to 23.9%	1.2%
MainStay VP PIMCO Real Return—Service Class	2017	$71,704	7,512	$9.25 to $10.30	1.4% to 2.0%	1.4%
	2016	74,376	7,974	9.08 to 10.12	(0.2%) to 3.7%	1.4%
	2015	77,587	8,626	8.77 to 9.76	(5.5%) to (3.1%)	4.0%
	2014	95,672	10,209	9.12 to 9.43	0.5% to 0.9%	0.6%
	2013	107,938	11,600	9.04 to 9.34	(10.8%) to (10.5%)	1.0%
MainStay VP S&P 500 Index—Initial Class	2017	$191,943	4,425	$18.97 to $52.87	19.3% to 19.8%	1.4%
	2016	180,164	5,047	15.86 to 44.13	9.6% to 10.1%	1.6%
	2015	184,942	5,771	14.44 to 40.09	10.4% to 11.4%	1.4%
	2014	211,827	6,584	14.51 to 40.21	11.3% to 11.8%	1.4%
	2013	212,379	7,360	13.01 to 35.98	29.6% to 30.2%	1.6%
MainStay VP S&P 500 Index—Service Class	2017	$283,672	12,917	$12.68 to $27.70	19.0% to 19.7%	1.3%
	2016	228,425	11,170	10.63 to 23.18	7.7% to 9.9%	1.4%
	2015	209,941	10,618	9.70 to 21.11	(3.0%) to 11.0%	1.2%
	2014	215,185	10,545	14.73 to 21.23	11.0% to 11.5%	1.3%
	2013	197,514	10,696	13.20 to 19.04	29.3% to 29.9%	1.4%
MainStay VP Small Cap Core—Service Class	2017	$53,191	4,032	$12.47 to $13.25	11.6% to 12.3%	0.0%
	2016	55,792	4,737	11.18 to 11.80	11.8% to 18.0%	0.1%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MainStay VP T. Rowe Price Equity Income—Initial Class	2017	$55,718	3,109	$17.50 to $17.96	14.1% to 14.6%	2.1%
	2016	56,938	3,640	15.34 to 15.68	16.7% to 17.2%	1.9%
	2015	55,329	4,143	13.15 to 13.38	(3.2%) to (2.3%)	1.7%
	2014	68,620	4,721	14.37 to 14.55	5.8% to 6.2%	1.4%
	2013	76,920	5,620	13.58 to 13.70	28.0% to 28.6%	1.3%
MainStay VP T. Rowe Price Equity Income—Service Class	2017	$134,037	7,934	$12.08 to $17.75	13.8% to 14.5%	1.9%
	2016	133,595	8,823	10.59 to 15.53	10.9% to 17.0%	1.7%
	2015	126,937	9,684	9.08 to 13.28	(9.2%) to (2.7%)	1.5%
	2014	157,455	10,941	14.10 to 14.47	5.5% to 6.0%	1.2%
	2013	166,436	12,239	13.30 to 13.65	27.7% to 28.3%	1.1%
MainStay VP U.S. Government Money Market—Initial Class	2017	$100,810	68,572	$0.89 to $9.85	(1.4%) to (0.8%)	0.4%
	2016	143,043	97,479	0.90 to 9.92	(1.8%) to (0.8%)	0.0%
	2015	161,802	115,926	0.92 to 9.95	(3.6%) to (0.9%)	0.0%
	2014	152,542	113,226	0.94 to 9.30	(1.8%) to (1.3%)	0.0%
	2013	173,690	133,931	0.95 to 9.43	(1.8%) to (1.3%)	0.0%
MainStay VP Unconstrained Bond—Service Class	2017	$232,384	20,753	$10.26 to $11.79	2.7% to 3.3%	2.9%
	2016	200,268	18,192	9.97 to 11.43	3.0% to 5.9%	3.3%
	2015	196,996	18,639	9.45 to 10.80	(5.5%) to (3.7%)	3.2%
	2014	169,103	15,247	10.71 to 11.25	(0.1%) to 0.3%	3.7%
	2013	108,775	9,822	10.68 to 11.21	2.1% to 2.5%	4.6%
MainStay VP VanEck Global Hard Assets—Initial Class	2017	$126,356	17,407	$7.00 to $11.40	(2.5%) to (1.9%)	0.0%
	2016	152,345	20,726	7.18 to 11.64	11.0% to 41.5%	0.6%
	2015	120,735	23,260	5.11 to 8.23	(47.6%) to (39.8%)	0.4%
	2014	188,202	23,981	7.76 to 8.93	(20.3%) to (19.9%)	0.4%
	2013	255,285	26,032	9.73 to 11.15	8.9% to 9.5%	1.1%
American Funds IS® Blue Chip Income and Growth Fund—Class 4	2017	$551	52	$10.59 to $10.60	5.9% to 6.0%	1.1%
American Funds IS® Global Small Capitalization Fund—Class 4	2017	$6,353	537	$11.34 to $12.80	23.5% to 24.1%	0.4%
	2016	2,766	296	9.19 to 10.31	0.1% to 3.1%	0.1%
	2015	1,831	199	9.18 to 9.51	(16.5%) to (16.3%)	0.0%
American Funds IS® Growth Fund—Class 4	2017	$374	37	$10.21 to $10.22	2.1% to 2.2%	0.1%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
American Funds IS® New World Fund®—Class 4	2017	$32,095	2,695	$11.37 to $13.45	26.8% to 27.5%	0.9%
	2016	16,967	1,846	8.96 to 10.56	2.9% to 3.7%	0.7%
	2015	13,323	1,521	8.68 to 10.19	(9.7%) to (9.5%)	0.6%
	2014	4,984	544	9.15 to 9.17	(8.5%) to (8.3%)	1.9%
BlackRock® Global Allocation V.I. Fund—Class III	2017	$127,302	10,518	$10.67 to $13.11	11.7% to 12.4%	1.3%
	2016	113,604	10,438	9.54 to 11.69	1.9% to 2.5%	1.2%
	2015	121,666	11,350	9.33 to 11.41	(6.7%) to (1.8%)	1.0%
	2014	133,983	12,158	10.85 to 11.69	0.2% to 0.6%	2.3%
	2013	123,710	11,277	10.83 to 11.62	12.4% to 12.9%	1.2%
BlackRock® High Yield V.I. Fund—Class III	2017	$34,874	3,180	$10.77 to $11.27	5.2% to 5.8%	4.9%
	2016	26,148	2,529	10.22 to 10.65	6.3% to 11.4%	5.1%
	2015	18,163	1,953	9.21 to 9.49	(7.9%) to (7.8%)	4.8%
	2014	10,747	1,094	9.81 to 9.83	(1.9%) to (1.7%)	3.1%
ClearBridge Variable Appreciation Portfolio—Class II	2017	$270	24	$11.05 to $11.09	10.5% to 10.9%	1.5%
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	2017	$1,767	201	$8.30 to $10.32	(0.1%) to 0.5%	5.7%
	2016	1,586	186	8.31 to 10.26	2.4% to 10.9%	0.0%
	2015	420	56	7.52 to 8.68	(49.8%) to (49.7%)	0.0%
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	2017	$12,446	1,097	$11.25 to $11.39	9.8% to 10.4%	4.4%
	2016	4,262	414	10.25 to 10.85	3.0% to 9.6%	2.0%
	2015	241	26	9.39 to 9.90	(41.3%) to (41.1%)	0.0%
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	2017	$46,780	2,081	$13.36 to $26.08	11.9% to 12.6%	0.3%
	2016	52,117	2,477	11.91 to 23.19	22.8% to 31.0%	0.4%
	2015	41,152	2,505	9.12 to 17.71	(8.8%) to (6.0%)	0.6%
	2014	50,451	2,800	12.86 to 19.16	1.2% to 1.7%	0.5%
	2013	52,924	2,969	12.65 to 18.85	31.6% to 32.2%	1.0%
Delaware VIP® Small Cap Value Series—Service Class	2017	$70	7	$10.39 to $10.40	3.9% to 4.0%	0.0%
Deutsche Alternative Asset Allocation VIP—Class B	2017	$11,867	1,120	$10.53 to $10.63	5.2% to 5.7%	1.6%
	2016	3,557	354	10.02 to 10.05	0.2% to 0.5%	0.0%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2017	$17,753	672	$25.62 to $39.44	40.0% to 40.7%	0.0%
	2016	12,365	657	18.25 to 28.16	2.8% to 3.3%	0.0%
	2015	13,976	769	17.71 to 27.40	9.3% to 10.3%	0.0%
	2014	13,374	765	16.95 to 26.29	4.9% to 5.3%	0.0%
	2013	14,527	876	16.12 to 25.07	30.4% to 31.0%	0.0%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
Dreyfus IP Technology Growth Portfolio—Service Shares	2017	$88,682	3,307	$14.36 to $33.70	39.8% to 40.7%	0.0%
	2016	57,980	2,757	10.25 to 24.00	2.5% to 5.0%	0.0%
	2015	61,660	2,873	9.98 to 23.32	(0.2%) to 9.9%	0.0%
	2014	58,080	2,763	13.34 to 22.33	4.6% to 5.1%	0.0%
	2013	58,164	2,876	12.70 to 21.24	30.1% to 30.7%	0.0%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2017	$141,710	3,003	$26.69 to $54.34	19.6% to 20.2%	1.0%
	2016	135,457	3,468	22.25 to 45.22	6.0% to 6.5%	0.8%
	2015	148,106	4,049	20.93 to 42.45	8.6% to 9.6%	1.0%
	2014	167,877	4,568	21.13 to 42.76	9.9% to 10.4%	0.9%
	2013	175,388	5,301	19.18 to 38.74	28.9% to 29.5%	1.0%
Fidelity® VIP Contrafund® Portfolio—Service Class 2	2017	$384,115	16,906	$12.14 to $33.39	19.4% to 20.1%	0.8%
	2016	341,037	16,273	10.14 to 27.86	5.8% to 6.3%	0.6%
	2015	347,510	16,197	9.56 to 26.24	(4.4%) to 9.1%	0.8%
	2014	362,837	15,802	14.33 to 26.51	9.6% to 10.2%	0.7%
	2013	333,409	15,369	13.02 to 24.09	28.6% to 29.2%	0.8%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2017	$57,049	1,845	$21.29 to $34.55	10.8% to 11.3%	1.7%
	2016	59,192	2,136	19.21 to 31.03	15.9% to 16.4%	2.2%
	2015	58,273	2,455	16.58 to 26.66	0.6% to 1.5%	3.1%
	2014	70,378	2,808	17.58 to 28.16	6.7% to 7.2%	2.7%
	2013	77,265	3,323	16.48 to 26.26	25.8% to 26.4%	2.4%
Fidelity® VIP Equity-Income Portfolio—Service Class 2	2017	$104,417	4,913	$11.82 to $23.93	10.6% to 11.3%	1.5%
	2016	106,815	5,340	10.67 to 21.54	11.5% to 16.2%	2.1%
	2015	100,803	5,710	9.21 to 18.56	(7.9%) to 1.1%	2.8%
	2014	123,979	6,529	13.88 to 19.65	6.5% to 7.0%	2.6%
	2013	127,210	7,135	12.97 to 18.37	25.5% to 26.1%	2.3%
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	2017	$24,121	1,647	$12.90 to $15.31	31.9% to 32.6%	0.1%
	2016	10,796	969	9.77 to 11.56	(1.7%) to 2.9%	0.0%
	2015	16,419	1,418	9.92 to 11.71	(0.8%) to (0.6%)	0.0%
	2014	1,247	111	11.24 to 11.27	12.4% to 12.7%	0.0%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
Fidelity® VIP Mid Cap Portfolio—Service Class 2	2017	$164,267	5,786	$12.14 to $37.65	18.3% to 19.1%	0.5%
	2016	156,939	6,075	10.23 to 31.69	9.0% to 10.5%	0.3%
	2015	161,100	6,556	9.29 to 28.73	(7.1%) to 1.5%	0.2%
	2014	190,874	7,272	13.04 to 29.63	4.1% to 4.6%	0.0%
	2013	202,381	7,874	12.47 to 28.35	33.4% to 34.0%	0.3%
Invesco V.I. American Value Fund—Series II Shares	2017	$13,637	1,020	$10.58 to $14.01	7.8% to 8.4%	0.6%
	2016	16,259	1,294	9.80 to 12.95	11.2% to 13.7%	0.1%
	2015	12,066	1,078	8.64 to 11.39	(13.6%) to (3.4%)	0.0%
	2014	10,916	859	12.65 to 12.74	7.6% to 8.0%	0.2%
	2013	3,607	306	11.76 to 11.79	17.6% to 17.9%	0.6%
Invesco V.I. International Growth Fund—Series II Shares	2017	$36,136	3,259	$10.54 to $12.08	20.6% to 21.3%	1.3%
	2016	24,546	2,714	8.73 to 9.98	(3.7%) to (2.0%)	1.2%
	2015	19,175	2,075	8.93 to 10.18	(10.7%) to (10.5%)	1.5%
	2014	7,209	745	9.65 to 9.68	(3.5%) to (3.2%)	1.2%
Janus Henderson VIT Enterprise Portfolio—Service Shares	2017	$229	22	$10.19 to $10.20	1.9% to 2.0%	0.0%
Janus Henderson VIT Global Research Portfolio—Institutional Shares	2017	$57,339	2,283	$10.56 to $27.75	24.7% to 25.3%	0.8%
	2016	51,997	2,611	8.45 to 22.16	0.2% to 0.7%	1.1%
	2015	59,025	3,000	8.41 to 22.01	1.2% to 2.1%	0.7%
	2014	67,675	3,317	8.75 to 22.85	5.5% to 6.0%	1.1%
	2013	73,138	3,823	8.27 to 21.56	26.1% to 26.6%	1.2%
Janus Henderson VIT Global Research Portfolio—Service Shares	2017	$36,427	1,923	$11.22 to $21.02	24.4% to 25.2%	0.7%
	2016	31,889	2,038	9.00 to 16.83	(0.0%) to 1.9%	0.9%
	2015	38,844	2,461	8.98 to 16.76	(10.2%) to 1.7%	0.5%
	2014	40,620	2,435	12.53 to 17.44	5.2% to 5.7%	1.0%
	2013	40,906	2,579	11.85 to 16.50	25.7% to 26.4%	1.1%
MFS® International Value Portfolio—Service Class	2017	$2,250	198	$11.32 to $11.36	13.2% to 13.6%	0.8%
MFS® Investors Trust Series—Initial Class	2017	$8,605	387	$19.13 to $30.95	21.1% to 21.6%	0.7%
	2016	7,974	438	15.76 to 25.56	6.6% to 7.1%	0.9%
	2015	8,205	485	14.74 to 23.98	7.2% to 8.2%	0.9%
	2014	9,597	560	14.95 to 24.37	9.0% to 9.5%	0.9%
	2013	10,551	675	13.68 to 22.37	29.6% to 30.2%	1.1%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
MFS® Investors Trust Series—Service Class	2017	$35,483	2,019	$12.46 to $27.86	20.8% to 21.6%	0.6%
	2016	22,698	1,358	10.29 to 22.98	5.9% to 6.9%	0.6%
	2015	18,540	1,050	9.66 to 21.52	(3.4%) to 7.7%	0.7%
	2014	15,349	780	14.71 to 21.84	8.7% to 9.2%	0.8%
	2013	12,570	668	13.47 to 20.02	29.3% to 30.0%	1.0%
MFS® Research Series—Initial Class	2017	$10,283	427	$16.67 to $27.50	21.4% to 21.7%	1.3%
	2016	9,613	491	13.73 to 26.18	6.7% to 7.2%	0.8%
	2015	10,337	566	12.83 to 24.53	7.1% to 8.0%	0.7%
	2014	11,653	634	12.93 to 24.79	8.2% to 8.7%	0.8%
	2013	12,090	721	11.92 to 22.91	29.9% to 30.4%	0.3%
MFS® Research Series—Service Class	2017	$16,038	665	$12.47 to $30.43	20.8% to 21.6%	1.1%
	2016	14,216	687	10.29 to 25.07	5.4% to 7.1%	0.6%
	2015	11,786	586	9.64 to 23.44	(3.6%) to 7.6%	0.5%
	2014	12,887	620	14.53 to 23.64	7.9% to 8.5%	0.6%
	2013	12,082	609	13.39 to 21.81	29.6% to 30.2%	0.3%
Morgan Stanley VIF U.S. Real Estate Portfolio—Class II	2017	$25,927	2,184	$10.23 to $12.29	1.1% to 1.6%	1.3%
	2016	33,236	2,793	10.09 to 12.11	0.9% to 5.2%	1.1%
	2015	31,971	2,794	10.12 to 11.52	1.2% to 28.4%	1.2%
	2014	33,767	2,954	11.38 to 11.46	27.2% to 27.7%	1.2%
	2013	5,349	597	8.95 to 8.97	(10.5%) to (10.3%)	0.6%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	2017	$1,501	54	$26.63 to $38.10	23.0% to 23.6%	0.0%
	2016	1,360	60	21.55 to 30.85	2.5% to 2.9%	0.0%
	2015	1,817	83	20.94 to 29.98	5.0% to 5.9%	0.0%
	2014	1,948	89	20.97 to 30.04	5.6% to 6.1%	0.0%
	2013	2,039	99	19.76 to 28.33	30.2% to 30.8%	0.0%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	2017	$68,239	3,111	$11.73 to $33.97	22.3% to 23.1%	0.0%
	2016	54,218	2,726	9.57 to 27.67	2.3% to 5.6%	0.0%
	2015	64,660	2,943	9.33 to 26.95	(6.7%) to 5.5%	0.0%
	2014	47,261	2,012	13.73 to 27.08	5.3% to 5.9%	0.0%
	2013	45,532	1,977	12.97 to 25.60	29.9% to 30.5%	0.0%

NYLIAC Variable Annuity Separate Account-III
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	2017	$81,154	7,543	$10.36 to $11.19	0.9% to 1.4%	5.0%
	2016	68,889	6,413	10.25 to 11.04	2.5% to 5.0%	1.4%
	2015	49,716	4,786	9.79 to 10.52	(2.1%) to (1.9%)	3.6%
	2014	20,154	1,895	10.62 to 10.64	1.1% to 1.4%	1.0%
PIMCO VIT Low Duration Portfolio—Advisor Class	2017	$19,944	2,005	$9.89 to $9.99	(0.5%) to 0.0%	1.2%
	2016	8,013	804	9.94 to 9.98	(0.6%) to (0.2%)	0.8%
PIMCO VIT Total Return Portfolio—Advisor Class	2017	$79,494	7,681	$10.20 to $10.50	3.0% to 3.6%	1.9%
	2016	60,910	6,066	9.89 to 10.16	(0.6%) to 1.3%	1.9%
	2015	43,096	4,320	9.80 to 10.03	(2.0%) to (1.8%)	5.7%
	2014	15,706	1,551	10.11 to 10.14	6.2% to 6.4%	2.1%
Royce Micro-Cap Portfolio—Investment Class	2017	$—	—	$—	—	—
	2016	—	—	—	—	—
	2015	54,795	3,950	8.25 to 14.97	(18.7%) to (12.8%)	0.0%
	2014	75,773	4,676	9.55 to 17.35	(5.3%) to (4.9%)	0.0%
	2013	86,271	5,002	10.05 to 18.24	18.8% to 19.4%	0.5%
Victory VIF Diversified Stock Fund—Class A Shares	2017	$15,474	748	$12.21 to $22.89	24.1% to 25.0%	0.7%
	2016	13,879	802	9.81 to 18.36	2.0% to 3.4%	1.0%
	2015	16,546	966	9.59 to 17.92	(4.1%) to 3.9%	0.6%
	2014	23,158	1,283	14.31 to 18.75	8.2% to 8.7%	0.9%
	2013	24,028	1,442	13.17 to 17.26	31.5% to 32.1%	0.6%
Not all Investment Divisions are available under all policies.
Charges and fees levied by NYLIAC are disclosed in Note 3.
Expenses as a percent of average variable accumulation value are 1.20% to 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
________________

[1]
Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

[2]
These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Annuity Separate Account-III Policyowners

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each investment division of NYLIAC Variable Annuity Separate Account-III listed in the table below (hereafter collectively referred to as the "Investment Divisions") as of December 31, 2017, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Investment Divisions as of December 31, 2017, the results of each of their operations and changes in each of their net assets for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

MainStay VP Absolute Return Multi-Strategy—Service Class (1)	MainStay VP Small Cap Core—Service Class (2)
MainStay VP Balanced—Service Class (1)	MainStay VP T. Rowe Price Equity Income—Initial Class (1)
MainStay VP Bond—Initial Class (1)	MainStay VP T. Rowe Price Equity Income—Service Class (1)
MainStay VP Bond—Service Class (1)	MainStay VP U.S. Government Money Market—Initial Class (1)
MainStay VP Common Stock—Initial Class (1)	MainStay VP Unconstrained Bond—Service Class (1)
MainStay VP Common Stock—Service Class (1)	MainStay VP VanEck Global Hard Assets—Initial Class (1)
MainStay VP Conservative Allocation—Service Class (1)	American Funds IS® Blue Chip Income and Growth Fund—Class 4 (4)
MainStay VP Convertible—Initial Class (1)	American Funds IS® Global Small Capitalization Fund—Class 4 (1)
MainStay VP Convertible—Service Class (1)	American Funds IS® Growth Fund—Class 4 (4)
MainStay VP Cornerstone Growth—Initial Class (1)	American Funds IS® New World Fund®—Class 4 (1)
MainStay VP Cornerstone Growth—Service Class (1)	BlackRock® Global Allocation V.I. Fund—Class III (1)
MainStay VP Cushing® Renaissance Advantage—Service Class (1)	BlackRock® High Yield V.I. Fund—Class III (1)
MainStay VP Eagle Small Cap Growth—Initial Class (1)	ClearBridge Variable Appreciation Portfolio—Class II (3)
MainStay VP Eagle Small Cap Growth—Service Class (1)	Columbia Variable Portfolio—Commodity Strategy Fund—Class 2 (1)
MainStay VP Emerging Markets Equity—Initial Class (1)	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2 (1)
MainStay VP Emerging Markets Equity—Service Class (1)	Columbia Variable Portfolio—Small Cap Value Fund—Class 2 (1)
MainStay VP Epoch U.S. Equity Yield—Initial Class (1)	Delaware VIP® Small Cap Value Series—Service Class (4)
MainStay VP Epoch U.S. Equity Yield—Service Class (1)	Deutsche Alternative Asset Allocation VIP—Class B (2)
MainStay VP Epoch U.S. Small Cap—Initial Class (1)	Dreyfus IP Technology Growth Portfolio—Initial Shares (1)
MainStay VP Epoch U.S. Small Cap—Service Class (1)	Dreyfus IP Technology Growth Portfolio—Service Shares (1)
MainStay VP Floating Rate—Service Class (1)	Fidelity® VIP Contrafund® Portfolio—Initial Class (1)
MainStay VP Government—Initial Class (1)	Fidelity® VIP Contrafund® Portfolio—Service Class 2 (1)
MainStay VP Government—Service Class (1)	Fidelity® VIP Equity-Income Portfolio—Initial Class (1)
MainStay VP Growth Allocation—Service Class (1)	Fidelity® VIP Equity-Income Portfolio—Service Class 2 (1)
MainStay VP High Yield Corporate Bond—Initial Class (1)	Fidelity® VIP Growth Opportunities Portfolio—Service Class 2 (1)
MainStay VP High Yield Corporate Bond—Service Class (1)	Fidelity® VIP Mid Cap Portfolio—Service Class 2 (1)
MainStay VP Income Builder—Initial Class (1)	Invesco V.I. American Value Fund—Series II Shares (1)
MainStay VP Income Builder—Service Class (1)	Invesco V.I. International Growth Fund—Series II Shares (1)
MainStay VP Indexed Bond—Service Class (3)	Janus Henderson VIT Enterprise Portfolio—Service Shares (4)
MainStay VP International Equity—Initial Class (1)	Janus Henderson VIT Global Research Portfolio—Institutional Shares (1)
MainStay VP International Equity—Service Class (1)	Janus Henderson VIT Global Research Portfolio—Service Shares (1)
MainStay VP Janus Henderson Balanced—Initial Class (1)	MFS® International Value Portfolio—Service Class (3)
MainStay VP Janus Henderson Balanced—Service Class (1)	MFS® Investors Trust Series—Initial Class (1)
MainStay VP Large Cap Growth—Initial Class (1)	MFS® Investors Trust Series—Service Class (1)

Report of Independent Registered Public Accounting Firm (Continued)

MainStay VP Large Cap Growth—Service Class (1)	MFS® Research Series—Initial Class (1)
MainStay VP MFS® Utilities—Initial Class (1)	MFS® Research Series—Service Class (1)
MainStay VP MFS® Utilities—Service Class (1)	Morgan Stanley VIF U.S. Real Estate Portfolio—Class II (1)
MainStay VP Mid Cap Core—Initial Class (1)	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I (1)
MainStay VP Mid Cap Core—Service Class (1)	Neuberger Berman AMT Mid Cap Growth Portfolio—Class S (1)
MainStay VP Moderate Allocation—Service Class (1)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class (1)
MainStay VP Moderate Growth Allocation—Service Class (1)	PIMCO VIT Low Duration Portfolio—Advisor Class (2)
MainStay VP PIMCO Real Return—Service Class (1)	PIMCO VIT Total Return Portfolio—Advisor Class (1)
MainStay VP S&P 500 Index—Initial Class (1)	Victory VIF Diversified Stock Fund—Class A Shares (1)
MainStay VP S&P 500 Index—Service Class (1)

(1) Statement of Assets and Liabilities as of December 31, 2017, Statement of Operations for the year ended December 31, 2017, and Statements of Changes in Net Assets for each of the two years ended December 31, 2017

(2) Statement of Assets and Liabilities as of December 31, 2017, Statement of Operations for the year ended December 31, 2017, and Statements of Changes in Net Assets for the year ended December 31, 2017 and the period May 1, 2016 (commencement of operations) to December 31, 2016.

(3) Statement of Assets and Liabilities as of December 31, 2017, Statement of Operations for the period May 1, 2017 (commencement of operations) to December 31, 2017, and Statement of Changes in Net Assets for the period May 1, 2017 (commencement of operations) to December 31, 2017.

(4) Statement of Assets and Liabilities as of December 31, 2017, Statement of Operations for the period November 1, 2017 (commencement of operations) to December 31, 2017, and Statement of Changes in Net Assets for the period November 1, 2017 (commencement of operations) to December 31, 2017

Basis for Opinions

These financial statements are the responsibility of New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on the Investment Divisions’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Investment Divisions in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 23, 2018

We have served as the auditor of one or more of the Investment Divisions in NYLIAC Variable Annuity Separate Account-III since 1995.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)
December 31, 2017 and 2016

Report of Independent Auditors

To the Board of Directors of New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statements of financial position as of December 31, 2017 and 2016, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Emphasis of Matter

As disclosed in Note 11 to the consolidated financial statements, the Company has entered into significant related party transactions with New York Life Insurance Company and its affiliates. Our opinion is not modified with respect to this matter.

March 8, 2018

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
	December 31,
	2017	2016
	(in millions)
Assets
Fixed maturities (includes securities pledged to creditors
of $660 and $659 in 2017 and 2016, respectively):
Available-for-sale, at fair value	$88,159	$82,556
Securities, at fair value	2,428	1,923
Equity securities:
Available-for-sale, at fair value	41	34
Securities, at fair value	1,138	925
Mortgage loans, net of allowances	14,421	13,705
Policy loans	873	872
Investments in affiliates	600	573
Other investments	1,624	1,755
Total investments	109,284	102,343

Cash and cash equivalents	2,210	1,855
Deferred policy acquisition costs	3,249	3,412
Interest in annuity contracts	7,431	6,808
Amounts recoverable from reinsurer:
Affiliated	4,088	4,251
Unaffiliated	1,881	1,612
Other assets	1,541	1,599
Separate account assets	35,092	30,807
Total assets	$164,776	$152,687

Liabilities
Policyholders’ account balances	$77,789	$74,019
Future policy benefits	22,246	20,292
Policy claims	345	311
Obligations under structured settlement agreements	7,431	6,808
Amounts payable to reinsurer:
Affiliated	4,019	4,159
Unaffiliated	61	66
Other liabilities (includes other liabilities carried at fair value of $111 and $43
in 2017 and 2016, respectively)	2,887	3,141
Separate account liabilities	35,092	30,807
Total liabilities	149,870	139,603

Stockholder’s Equity
Capital stock: par value $10,000
(20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	1,992	1,056
Retained earnings	8,910	8,074
Total New York Life and Annuity stockholder’s equity	14,855	13,083
Non-controlling interest	51	1
Total stockholder’s equity	14,906	13,084
Total liabilities and stockholder’s equity	$164,776	$152,687
The accompanying notes are an integral part of the consolidated financial statements.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2017	2016	2015
	(in millions)

Revenues
Premiums	$2,652	$2,743	$2,432
Fees-universal life and annuity policies	1,227	1,112	1,019
Net investment income	4,023	3,871	3,767
Net investment (losses) gains:
Other-than-temporary impairments on fixed maturities	(55)	(119)	(107)
Other-than-temporary impairments on fixed maturities
recognized in accumulated other comprehensive income	12	14	13
All other net investment gains	317	195	154
Total net investment gains	274	90	60
Net revenue from reinsurance	65	73	97
Other income	138	107	125
Total revenues	8,379	7,996	7,500

Expenses
Interest credited to policyholders’ account balances	2,015	2,134	2,061
Increase in liabilities for future policy benefits	1,766	1,835	1,633
Policyholder benefits	1,756	1,600	1,491
Operating expenses	1,517	1,532	1,466
Total expenses	7,054	7,101	6,651

Income before income tax (benefit) expense and non-controlling interest	1,325	895	849
Equity in earnings, pre-tax	90	90	—
Income tax (benefit) expense	(5)	277	224
Net income	1,420	708	625
Non-controlling interest	(1)	(3)	—
Net income attributable to New York Life Insurance and Annuity Corporation	$1,419	$705	$625

The accompanying notes are an integral part of the consolidated financial statements.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Years Ended December 31,
	2017	2016	2015
	(in millions)

Net income	$1,419	$705	$625

Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustment	—	—	(3)
Foreign currency translation adjustment, net	—	—	(3)

Net unrealized investment gains (losses):
Net unrealized investment gains (losses) arising during the period	662	136	(1,130)
Less: reclassification adjustment for net unrealized investment
gains (losses) included in net income	34	55	(44)
Net unrealized investment gains (losses), net	628	81	(1,086)
Other comprehensive income (loss), net of tax	628	81	(1,089)

Comprehensive income (loss), net of tax	2,047	786	(464)
Less: comprehensive income attributable to non-controlling interests	—	(3)	—
Comprehensive income (loss) attributable to New York Life Insurance and Annuity Corporation	$2,047	$783	$(464)

The accompanying notes are an integral part of the consolidated financial statements.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
Years Ended December 31, 2017, 2016 and 2015
(in millions)

	Capital Stock	Additional Paid In Capital	Accumulated Other Comprehensive Income	Retained Earnings	New York Life and Annuity Stockholder’s Equity	Non- Controlling Interest	Total Stockholder’s Equity
Balance, January 1, 2015	25	3,928	2,064	6,744	12,761	—	12,761
Comprehensive income:
Net income	—	—	—	625	625	—	625
Other comprehensive loss, net of tax	—	—	(1,089)	—	(1,089)	—	(1,089)
Total comprehensive income	—	—	(1,089)	625	(464)	—	(464)
Balance, December 31, 2015	25	3,928	975	7,369	12,297	3	12,300
Consolidation of less than 100% owned entities	—	—	—	—	—	3	3
Comprehensive income:
Net income	—	—	—	705	705	3	708
Other comprehensive income, net of tax	—	—	81	—	81	—	81
Total comprehensive income	—	—	81	705	786	3	789
Balance, December 31, 2016	$25	$3,928	$1,056	$8,074	$13,083	$1	$13,084
Contributions from non-controlling interests	—	—	—	—	—	5	5
Consolidation/deconsolidation of less than 100% owned entities						44	44
Comprehensive income:
Net income	—	—	—	1,419	1,419	1	1,420
Other comprehensive income, net of tax	—	—	628	—	628	—	628
Total comprehensive income	—	—	628	1,419	2,047	1	2,048
Dividends paid to stockholder	—	—	—	(275)	(275)	—	(275)

Change in accounting principle - reclass of stranded tax effects	—	—	308	(308)	—	—	—
Balance, December 31, 2017	$25	$3,928	$1,992	$8,910	$14,855	$51	$14,906
The accompanying notes are an integral part of the consolidated financial statements.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Cash Flows From Operating Activities:
Net income	$1,419	$708	$625
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	(28)	4	22
Net amortization (capitalization) of deferred policy acquisition costs	46	77	(42)
Universal life and annuity fees	(884)	(828)	(786)
Interest credited to policyholders’ account balances	2,015	2,134	2,061
Capitalized interest and dividends reinvested	(179)	(167)	(234)
Net investment gains	(274)	(90)	(60)
Equity in earnings of limited partnerships	(130)	(90)	17
Deferred income tax benefit	(311)	(52)	(45)
Net revenue from intercompany reinsurance	—	3	(2)
Net change in unearned revenue liability	5	15	56
Changes in:
Other assets and other liabilities	6	3	(45)
Book overdrafts	(112)	68	(14)
Reinsurance receivables and payables	(58)	(4)	15
Future policy benefits	1,763	1,828	1,661
Policy claims	34	11	(47)
Acquisitions of investments within consolidated investment companies	(443)	(286)	—
Dispositions of investments within consolidated investment companies	349	118	—
Other	61	—	—
Net cash provided by operating activities	3,279	3,452	3,182

Cash Flows From Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	4,439	3,550	3,970
Maturity and repayment of available-for-sale fixed maturities	10,010	9,435	7,994
Sale of equity securities	4	10	24
Repayment of mortgage loans	1,427	1,187	1,340
Sale of other investments	270	18	2,233
Sale of securities, at fair value	1,218	599	1,571
Maturity and repayment of securities, at fair value	61	74	13
Cost of:
Available-for-sale fixed maturities acquired	(18,803)	(17,957)	(13,505)
Equity securities acquired	(1)	(6)	(29)
Mortgage loans acquired	(2,137)	(2,131)	(3,183)
Acquisition of other investments	(227)	(197)	(2,051)
Acquisition of securities, at fair value	(1,507)	(1,448)	(1,834)
Securities purchased under agreements to resell	53	—	(165)
Cash collateral (paid) received on derivatives	(15)	1	(1)
Policy loans	(1)	5	1
Consolidation and deconsolidation of entities	—	(5)	24
Other	—	1	—
Net cash used in investing activities	(5,209)	(6,864)	(3,598)

Cash Flows From Financing Activities:
Policyholders’ account balances:
Deposits	10,709	10,026	9,764
Withdrawals	(6,348)	(5,840)	(6,191)
Net transfers to the separate accounts	(1,664)	(1,480)	(1,796)
Increase in loaned securities	—	75	50
Distributions to parent	(275)	—	—
Contributions from affiliates	63	56	—
Contributions from non-controlling interests	5	—	—
Net paydowns from debt	—	(1)	(2)
Cash collateral (paid) received on derivatives	(204)	135	159
Net cash provided by financing activities	2,286	2,971	1,984
Effect of exchange rate changes on cash and cash equivalents	(1)	8	10
Net increase (decrease) in cash and cash equivalents	355	(433)	1,578
Cash and cash equivalents, beginning of year	1,855	2,288	710
Cash and cash equivalents, end of year	$2,210	$1,855	$2,288
The accompanying notes are an integral part of the consolidated financial statements.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

DECEMBER 31, 2017, 2016 AND 2015

NOTE 1 – NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company offers its insurance and annuity products throughout the United States and its territories, primarily through New York Life’s career agency force with certain products also marketed through third-party banks, brokers and independent financial advisors.

NOTE 2 – BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation of the Company with the entities over which the Company exercises control, including its majority owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is considered the primary beneficiary. Refer to Note 3 - Significant Accounting Policies for further discussion. All intercompany transactions have been eliminated in consolidation.

The Delaware State Insurance Department (“DSID”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Refer to Note 19 - Statutory Financial Information for further discussion.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale are reported at fair value. For a discussion on the valuation approach and methods for fixed maturities reported at fair value, refer to Note 9 - Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income. The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Unrealized gains and losses on available-for-sale fixed maturity investments are reported as net unrealized investment gains or losses in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions, based on data obtained from external sources or internal estimates. Projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities, and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, with a loss recognized in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (1) whether the decline is substantial; (2) the duration of time that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition are deemed other-than-temporary impaired securities when the fair value is below amortized cost and there are negative changes in estimated future cash flows.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (1) has the intent to sell the fixed maturity security or (2) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the net present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in AOCI. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value calculation is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate the recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, which are deemed unaffiliated, are carried at fair value. For a discussion on valuation approach and methods for equity securities, refer to Note 9 - Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are recorded as net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments.
When it is determined that a decline in value of an available-for-sale equity security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. The Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost.

Securities at fair value, both Fixed maturity and Equity securities, include investments for which the fair value option (“FVO”) was elected and investments that are considered to be actively traded or held for only a short period of time. The FVO primarily includes and is generally elected for certain purchases of 20% or more of the outstanding shares or units of mutual funds, trusts or similar financial instruments for which the Net Asset Value (“NAV”) is calculated and published on either a monthly or daily basis. Changes in fair value of the Securities at fair value are included in Net investment gains or losses while interest and dividend income is reported in Net investment income. The Company accrues interest income to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received. Cash flows from acquiring and disposing of the FVO invested assets are classified in Cash flows from investing activities. Cash flows for securities actively traded are classified in Cash flows from operating activities.

Mortgage loans are carried at unpaid principal balances, net of discounts or premiums, deferred origination fees, and valuation allowances, and are collateralized. For loans carried at unpaid principal balances, specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan document. The Company also has a general valuation allowance for probable incurred, but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience, as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk, based on geographic locations and property types, as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio is also based on the Company's historical loss experience as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a determination is made that the principal will not be collected, the interest payment received is used to reduce the principal balance. If a loan has investment income due and accrued that is ninety days past due, the investment income shall continue to accrue, if deemed collectible.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance may be established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

The Company closely monitors mortgage loans with the potential for specific valuation allowance by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, loan to value (“LTV”), asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues,

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

the economic climate, and catastrophic events. Residential mortgage loans that are sixty or more days delinquent are monitored for potential specific valuation allowance.

Policy loans are carried at the unpaid principal balance of the loan. Because these loans are effectively collateralized by the surrender value of the underlying policies, a valuation allowance is established only when policy loan balances, including capitalized interest, exceeds the related policy’s cash surrender value. Interest income is recorded as earned and included in Net investment income.

Investment in affiliates represents the Company’s equity investment in Madison Capital Funding LLC (“MCF”). For further discussion, refer to Note 6 - Investments and Note 11 - Related Party Transactions.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, investments of consolidated investment companies, derivatives (see discussion on Derivative Instruments below), securities purchased under agreement to resell, short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. The financial statements of equity method investees are usually not received sufficiently timely for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a one to three-month lag with an estimate of each investee’s fourth quarter results recorded at year-end. The Company eliminated the estimate process in 2017 and moved to a true quarter lag as allowed under current authoritative guidance. The Company did not restate its prior year financial statements as the impact from the change in accounting policy was deemed immaterial to prior year results and current year earnings. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Refer to Note 6 - Investments for details of Other investments by component.
In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method. For limited partnerships accounted for under the equity method, unrealized gains and losses are recorded in Net investment income. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments.

Real estate held for the production of income are stated at cost less accumulated depreciation. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less estimated costs to sell, which may result in an other-than-temporary impairment recorded in Net investment gains or losses. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful lives. Any encumbrances on real estate are recorded in Debt.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve, net of any deferred fees on originated loans or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest, when due, according to the contractual terms of the loan document. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred, but not specifically identified losses, is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

At the time of the funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Net investment gains or losses on sales for all investments are generally computed using the specific identification method.

FVO election provides entities with an alternative to use fair value as the initial and subsequent accounting measurement attribute for assets and liabilities that meet the definition of a financial asset or liability. The decision to elect the fair value option is determined on an instrument by instrument basis, and is applied to an entire instrument. The decision is irrevocable once elected. Refer to Note 6 - Investments for more information on the fair value option.

Derivative Instruments

Derivatives are recorded at fair value as assets, within Other investments or as liabilities, within Other liabilities, except for embedded derivatives, which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment gains or losses.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk, management objective, and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument are within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value position, which is included in Other liabilities. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets. Refer to Note 7 - Derivative Instruments and Risk Management.

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; and (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in AOCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment gains or losses or Net investment income. Any ineffectiveness is immediately recognized in earnings and included in Net investment gains or losses.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in AOCI. The change in fair value of the derivative relative to the changes

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment gains or losses. Any ineffectiveness is immediately recognized in earnings and included as Net investment gains or losses.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 - Derivative Instruments and Risk Management.

Variable Interest Entities

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is deemed a primary beneficiary of a VIE if it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (2) the obligation to absorb losses of or the right to receive benefits from the VIE that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities . The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities.

The Company enters into tri-party reverse repurchase agreements to purchase and resell short-term securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities, and therefore, the collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in other investments.

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance business are deferred as DAC. DAC primarily include commissions paid as well as a portion of employee compensation costs related to underwriting, policy issuance and processing, and medical inspection. These costs have been deferred and recorded as an asset .

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses. The Company uses a reversion to the mean approach to derive future equity return assumptions for separate accounts. However, if the equity return assumption calculated pierces an established cap or floor for a sustained period of time, the long-term assumption will be unlocked and re-established. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in AOCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets.

Interests in Annuity Contracts and Obligations Under Structured Settlement Agreements

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations are based on prevailing market rates.

Policyholders’ Account Balances

The Company’s liability for Policyholders’ account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods,

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

and the fair value of embedded derivatives in the above contracts.

Future Policy Benefits

The Company’s liability for Future policy benefits is mainly comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to increase in liabilities for future policy benefits. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for Future policy benefits also includes liabilities for guaranteed minimum benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 - Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

Policy Claims

The Company’s liability for Policy claims includes a liability for unpaid claims. Unpaid claims include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance less any deferred debt issuance costs and is included in Other liabilities. Refer to Note 9 - Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the U.S. Securities and Exchange Commission (“SEC”). The Company reports separately, as Separate account assets and Separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (3) investments are directed by the contractholder or in accordance with specific investment objectives; and (4) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, sales inducements, intangible assets and receivables from affiliates. Other liabilities consist primarily of deferred tax liabilities, cash collateral for securities lending and derivative transactions, uncollected premiums and accrued expenses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurements

For fair values of various assets and liabilities, refer to Note 9 - Fair Value Measurements.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the policies/contracts. This match is accomplished by providing liabilities for future policy benefits (refer to Note 12 - Policyholders’ Liabilities) and the deferral and subsequent amortization of DAC.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (refer to Note 12 - Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included in Fees - universal life and annuity policies. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, refer to Note 14 - Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Authoritative guidance requires an evaluation of the recoverability of deferred tax assets and the establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (1) the nature of deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various tax jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into law, making significant changes to the U.S. Internal Revenue Code that could impact the Company’s effective tax rate and cash tax payments in future periods. Among the key provisions that impact the financial statements for the year ended December 31, 2017 are the following: (1) a reduction in the corporate income tax rate to 21% and (2) the transition to a territorial tax system rather than a worldwide system, including the imposition of a one-time transitional tax on the accumulated earnings of our foreign subsidiaries. Other significant provisions that are not yet effective but may impact income taxes in future years include: (1) modifications to the calculation of the dividends received deduction (“DRD”), (2) changes in how deductions are determined for insurance reserves, (3) increases in the amount of policy acquisition expenses that must be capitalized and amortized for federal income tax purposes, (4) the imposition of a Global Intangible Low-Taxed Income provision which applies a U.S. minimum tax to earnings of foreign subsidiaries in excess of a 10% deemed return on tangible assets of foreign subsidiaries, (5) a new tax with respect to payments to non-U.S. affiliates that are at least 25% owned (the Base Erosion Anti-Abuse Tax) and (6) limitations on the current deductibility of net interest expense in excess of 30% of adjusted taxable income for leveraged balance sheets.

On December 22, 2017, SEC staff issued “Staff Accounting Bulletin 118 (“SAB 118”), Income Tax Accounting Implications of the Tax Cuts and Jobs Act”, which allows registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. On January 10, 2018, the FASB issued a Staff Q&A document, which indicates that they would not object to private companies applying SAB 118 and this would be compliant with GAAP.  Under the relief provided by SAB 118, a company can recognize provisional amounts when it does not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 16 - Income Taxes for a discussion of provisional amounts related to the TCJA.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group computes its share of the consolidated tax provision or benefit, in general, on a separate company basis, and may, where applicable, include the tax benefits of operating or capital losses utilizable in NYLIC’s consolidated returns. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included in Other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES

The Company is exposed to an array of risks, including, but not limited to, regulatory actions, financial risk, risks associated with its investments and operational risk, including cyber security.

The Company is regulated by the insurance departments of the states and territories where it is licensed to do business. Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any administrative or legislative proposals, at both the federal or state level, will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The Company's insurance liabilities and assets under management are exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products. Furthermore, the level of sales of the Company’s insurance and investment products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing products.
The Company is exposed to the risks normally associated with an investment portfolio, which include interest rate, liquidity, credit and counterparty risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, reviewing and monitoring credit risk, and by devoting significant resources to develop and periodically update its risk management policies and procedures.

The Company relies on computer systems to conduct business and to retain confidential information. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business, damage the Company’s reputation, expose the Company to litigation and regulatory action and adversely impact its profitability.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In February 2018, the FASB issued updated guidance that permits companies to reclassify stranded tax effects in Accumulated Other Comprehensive Income (“AOCI”) to retained earnings caused by the TCJA. The Company early adopted this guidance by increasing AOCI and decreasing retained earnings by $308 million at December 31, 2017. The reclassification was done for all items within AOCI related to disproportionate tax effects caused by the Act and were associated with the change in the U.S. corporate income tax rate. Absent this new updated guidance, the Company's policy for releasing income tax effects from AOCI would have been to reclassify such effects upon liquidation of the investment portfolio or upon termination of a benefit plan obligation.

Future Adoption of New Accounting Pronouncements

In August 2017, the Financial Accounting Standard Board (“FASB”) issued updated guidance on accounting for hedging activities with an objective to better align an entity’s risk management activities and financial reporting for hedging relationships through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results. The amendments expand and refine hedge accounting for both nonfinancial and financial risk components and align the recognition and presentation of the effects of the hedging instrument and the hedged item in the financial statements. The Company plans to adopt the guidance on its required effective date of January 1, 2019 with a cumulative effective adjustment recorded for the impact on adoption. The Company is currently assessing the impact of this guidance on its consolidated financial statements.

In February 2017, the FASB issued updated guidance on partial sales of and derecognition of non-financial assets. The guidance clarifies when and how to apply Accounting Standards Codification (“ASC”) 610-20, Other Income, by defining “in substance non-financial assets,” unifying guidance related to partial sales of non-financial assets, and eliminating rules specifically addressing sales of real estate. When an entity transfers its controlling interest in a non-financial asset, but retains a non-controlling ownership interest, the entity will measure the retained interest at fair value. This will result in full gain/loss recognition upon the sale of a controlling interest in a non-financial asset. Current guidance generally prohibits gain recognition on the retained interest. The new guidance is effective on January 1, 2018 and needs to be applied on a

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 5 – RECENT ACCOUNTING PRONOUNCEMENTS (continued)

retrospective basis. The Company is in the process of finalizing the adoption of this guidance and does not expect the impact to be material.

In June 2016, the FASB issued updated guidance for recognizing credit losses on certain financial instruments based on an estimate of current expected credit losses. Entities will be required to estimate lifetime expected credit losses based on an asset’s amortized cost that reflects losses expected over the remaining contractual life of an asset. The estimate of expected credit losses (ECL) should consider historical information, current information, and the reasonable and supportable forecasts of future events and circumstances, as well as estimates of prepayments. This includes reflect the risk of loss, even when that risk is remote. The guidance also modifies other-than-temporary impairment guidance for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing guidance for purchased credit deteriorated loans and debt securities. The Company plans to adopt the guidance on its required effective date of January 1, 2020 using a modified retrospective approach. The Company is currently assessing the impact of this guidance.

In January 2016, the FASB issued updated guidance that changes the rules regarding recognition and measurement of financial assets and financial liabilities. Amongst other changes, the new guidance eliminates the current classification of the equity securities as trading or available-for-sale and requires that an entity reports all equity securities (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) at fair value with changes in fair value recognized in income. The Company plans to adopt the guidance on its required effective date of January 1, 2018 with a cumulative effective adjustment recorded for the impact on adoption. The Company is in the process of finalizing the adoption of this guidance and does not expect the impact to be material.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition, which supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities. The guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. The Company plans to adopt the guidance on its required effective date of January 1, 2018 using a modified retrospective approach with a cumulative effect adjustment to retained earnings at the date of adoption. The Company is in the process of finalizing the adoption of this guidance and does not expect the impact to be material.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 – INVESTMENTS

Fixed Maturities, Available-for-sale

The amortized cost and estimated fair value of fixed maturities available-for-sale at December 31, 2017 and 2016, by contractual maturity1, is presented below (in millions).

	2017		2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available-for-sale
Due in one year or less	$2,220	$2,234	$2,465	$2,487
Due after one year through five years	17,401	17,794	16,117	16,625
Due after five years through ten years	20,601	21,163	21,535	21,834
Due after ten years	14,967	16,378	12,248	12,865

Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	16,379	16,751	15,154	15,554
Non-agency mortgage-backed securities	6,775	6,862	6,230	6,288
Non-agency asset-backed securities	6,919	6,978	6,911	6,903
Total available-for-sale	$85,261	$88,159	$80,660	$82,556

1Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

At December 31, 2017 and 2016, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2017
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-sale
U.S. Treasury	$914	$78	$10	$982	$—
U.S. government corporations and agencies	1,043	113	7	1,149	—
U.S. agency mortgage-backed and asset-backed securities	16,379	560	188	16,751	—
Foreign governments	318	30	1	347	—
U.S. corporate	41,382	1,973	188	43,167	—
Affiliated bonds	1,875	115	—	1,989	—
Foreign corporate	9,658	326	50	9,934	—
Non-agency residential mortgage-backed securities	927	53	6	974	(2)
Non-agency commercial mortgage-backed securities	5,848	84	43	5,888	—
Non-agency asset-backed securities[2]	6,919	86	27	6,978	(1)
Total available-for-sale	$85,261	$3,418	$520	$88,159	$(3)

	2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-sale
U.S. Treasury	$1,620	$63	$29	$1,654	$—
U.S. government corporations and agencies	1,145	105	13	1,237	—
U.S. agency mortgage-backed and asset-backed securities	15,154	633	233	15,554	—
Foreign governments	331	33	1	363	—
U.S. corporate	37,111	1,501	440	38,172	—
Affiliated bonds	1,780	36	—	1,816	—
Foreign corporate	10,378	300	108	10,569	—
Non-agency residential mortgage-backed securities	960	45	16	989	(7)
Non-agency commercial mortgage-backed securities	5,270	96	67	5,299	—
Non-agency asset-backed securities[2]	6,911	62	70	6,903	(2)
Total available-for-sale	$80,660	$2,874	$977	$82,556	$(9)

1 Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. The amount excludes $76 million and $67 million for the years ended December 31, 2017 and 2016, respectively, of gross unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
2 Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2017 and 2016, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $662 million and $447 million, respectively.

The Company had less than $1 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2017. The Company had $3 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2016.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

Equity Securities, Available-for-sale

At December 31, 2017 and 2016, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2017	$36	$5	$—	$41
2016	$32	$3	$1	$34

Fixed Maturity and Equity Securities, at fair value

Securities at fair value include purchases of more than 20% of the outstanding shares or units of mutual funds, trusts or similar financial instruments (collectively funds) for which the NAV is calculated and published on either a monthly or daily basis. The Company generally elects the fair value option for these investments and accounts for them at fair value, instead of equity method accounting. Reporting these investments at fair value based on each fund’s NAV more accurately reflects the value of each investment. At December 31, 2017 and 2016, the Company held $7 million and $5 million, respectively, in securities at fair value for these investments.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related properties.

At December 31, 2017 and 2016, contractual commitments to extend credit under mortgage loan documents amounted to $821 million and $508 million, respectively, at fixed and floating interest rates ranging from 2.56% to 11.19% in 2017 and from 2.06% to 6.21% in 2016. These commitments are diversified by property type and geographic region.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

At December 31, 2017 and 2016, the distribution of the mortgage loan portfolio by property type and geographic region were as follows ($ in millions):

	2017		2016
	Amount	% of Total	Amount	% of Total
Property Type
Office buildings	$4,269	29.6%	$4,217	30.7%
Apartment buildings	4,289	29.7	3,967	28.9
Retail facilities	3,820	26.4	3,798	27.7
Industrial	1,781	12.3	1,483	10.8
Hotel/ motel	226	1.6	183	1.3
Residential	35	0.2	54	0.4
Other	32	0.2	32	0.2
Total mortgage loans	14,452	100.0%	13,734	100.0%
Allowance for credit losses	(31)		(29)
Total net mortgage loans	$14,421		$13,705

	2017		2016
	Amount	% of Total	Amount	% of Total
Geographic Location
South Atlantic	$3,570	24.7%	$3,571	26.0%
Central	3,526	24.4	3,043	22.1
Middle Atlantic	3,021	20.9	2,979	21.7
Pacific	3,002	20.8	2,851	20.8
New England	1,234	8.5	1,188	8.7
Other	99	0.7	102	0.7
Total mortgage loans	14,452	100.0%	13,734	100.0%
Allowance for credit losses	(31)		(29)
Total net mortgage loans	$14,421		$13,705

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. At December 31, 2017 , the Company did not have any residential mortgage loans that were past due greater than 90 days. At December 31, 2017 and 2016, the Company had $4 million and $5 million, respectively, of recorded investment gross of the allowance for credit losses in residential and commercial mortgage loans that were past due greater than 90 days.

The Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

The activity in the mortgage loan specific and general reserves for the years ended December 31, 2017 and 2016 is summarized below (in millions):

	2017
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$27	$29
Provision for credit losses	—	2	2
Ending balance	$2	$29	$31

Ending Balance
Collectively evaluated for impairment (general)	$2	$29	$31

Mortgage Loans
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$35	$14,417	$14,452
Individually evaluated for impairment (specific)	$—	$—	$—

	2016
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$25	$27
Provision for credit losses	—	2	2
Ending balance	$2	$27	$29

Ending Balance
Collectively evaluated for impairment (general)	$2	$27	$29

Mortgage Loans
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$53	$13,681	$13,734
Individually evaluated for impairment (specific)	$1	$—	$1

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

Fair value of the collateral for commercial mortgages (excluding credit loans) over $5 million is updated triennially, unless a more current appraisal is warranted. Commercial mortgages less than $5 million have an on-site inspection performed by an external inspection service every 3 years. If the loan is determined to be troubled, the loan is more frequently monitored as to its status. LTV, which is based on collateral values is deemed as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2017 and 2016, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, were as follows (in millions):

2017
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$—	$—	$—	$—	$—
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	—	—	44
71% to 80%	32	274	169	4	—	6	—	485
Below 70%	4,193	4,015	3,651	1,777	226	29	32	13,923
Total	$4,269	$4,289	$3,820	$1,781	$226	$35	$32	$14,452

2016
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/ Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$24	$—	$1	$—	$25
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	—	—	44
71% to 80%	50	406	184	4	—	9	—	653
Below 70%	4,123	3,561	3,614	1,455	183	44	32	13,012
Total	$4,217	$3,967	$3,798	$1,483	$183	$54	$32	$13,734

Impaired mortgage loans were less than $1 million at December 31, 2017 and 2016. At December 31, 2017 and 2016, the Company had $4 million and $28 million in impaired loans without a related allowance, respectively.

At December 31, 2017, the Company did not have any investments in mortgage loans that were non-income producing for the last 12 months. At December 31, 2016, the Company had $28 million of investments in mortgage loans that have been non-income producing for the last 12 months.

For the years ended December 31, 2017 and 2016, there were $26 million and $156 million of mortgage loans acquired, other than through direct origination.

Investments in Affiliates

Investments in affiliates consisted of an equity investment in MCF of $600 million and $573 million at December 31, 2017 and 2016, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

Other Investments

The components of Other investments at December 31, 2017 and 2016 were as follows (in millions):

	2017	2016

Limited partnerships and limited liability companies	$576	$536
Investment, at fair value, of consolidated investment companies	369	212
Senior secured commercial loans	—	7
Derivatives	241	458
Securities purchased under agreement to resell	222	298
Real estate	52	53
Short-term investments	15	90
Other invested assets	149	101
Total other investments	$1,624	$1,755

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $268 million and $257 million at December 31, 2017 and 2016, respectively.

There was less than $1 million of accumulated depreciation on real estate for the years ended December 31, 2017 or 2016. There was less than $1 million of depreciation expense for the years ended December 31, 2017, 2016 and 2015.

There were no investments in real estate that have been non-income producing for the last 12 months at December 31, 2017 and 2016, respectively.

The Company receives tax credits related to its investments in qualified affordable housing projects. At December 31, 2017 and 2016, the Company had $91 million and $128 million, respectively, in qualified affordable housing investments, included in limited partnerships and limited liability companies above. The investment balance includes $17 million and $32 million of unfunded commitment as of December 31, 2017 and 2016, respectively. During 2017, 2016 and 2015, the Company recorded amortization on these investments under the proportional amortization method of $36 million, $32 million, and $40 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $34 million, $42 million, and $49 million for 2017, 2016 and 2015, respectively. Both the amortization of the investments as well as the tax credits and tax benefits are recognized as a component of income tax expense (benefit).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

Variable Interest Entities

The following table presents the carrying value of assets and liabilities of all of the Company's consolidated VIEs at December 31, 2017 and 2016 (in millions):

	2017			2016
Consolidated Statements of Financial Position Line Item	Managed VIEs	Other Consolidated VIEs	Total	Managed VIEs	Other Consolidated VIEs	Total

Other investments	$261	$44	$305	$204	$45	$249
Cash and cash equivalents	6	—	6	7	—	7
Investment income due and accrued	4	—	4	1	—	1
Other assets	—	—	—	—	—	—
Total assets	$271	$44	$315	$212	$45	$257

Debt	$—	$44	$44	$—	$45	$45
Other liabilities	59	—	59	55	—	55
Total liabilities	$59	$44	$103	$55	$45	$100

Managed VIEs

The Company invests in securities issued by certain collateralized and other investment structures. These structures are managed by the affiliates of the Company for which they earn a fee income. The Company analyzes these relationships to determine whether it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses or the right to receive benefits of the entity that could be potentially significant and thus determined to be the primary beneficiary. This analysis includes a review of the affiliates’ rights and responsibilities as investment manager, the fees received by the affiliates and other interest (if any) held by the affiliates and the Company. The Company is not required to provide, and has not provided, material financial or other support to any VIE for which the affiliates are the investment manager.

The Company has analyzed these relationships and determined that it is the primary beneficiary for certain collateralized and other investment structures and consolidates these entities. The assets of these VIEs are restricted and must be used to settle liabilities of the VIE. Creditors have no recourse against the Company in the event of default by these VIEs, nor does the Company have any significant implied or unfunded commitments to these VIEs.
The Company’s financial or other support provided to these VIEs is limited to its original investment. The Company’s maximum exposure to loss resulting from its relationship with the VIEs managed by its affiliates is limited to its investment in the structures. At December 31, 2017 and 2016, the Company’s maximum exposure to loss was $111 million and $149 million, respectively.

Other Consolidated VIEs

At December 31, 2017 and 2016, the Company consolidated other VIEs for which it was determined to be the primary beneficiary. These VIEs consisted of certain entities where the affiliates of the Company are not the investment manager. Creditors have no recourse against the Company in the event of default by these VIEs. The Company’s maximum exposure to loss resulting from its relationship with these structures is limited to its investment. At December 31, 2017 and 2016, the Company’s maximum exposure to loss was $43 million.

Unconsolidated VIEs

In the normal course of its activities, the Company invests in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments that are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments as Fixed maturities – Available-for-sale and Securities, at fair value. The maximum exposure to loss associated with these investments was $30,678 million and $28,850 million at December 31, 2017 and 2016, respectively.

In the normal course of its activities, the Company invests in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds that may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures because it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments as Other investments and its maximum exposure to loss associated with these entities was $576 million and $536 million at December 31, 2017 and 2016, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are discussed in the Other investments section above.

Restricted Assets and Special Deposits

Assets with a carrying value of $13 million and $19 million at December 31, 2017 and 2016, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities – Available-for-sale, at fair value. Refer to Note 15 – Commitments and Contingencies for additional discussion on assets pledged as collateral.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, currency, and equity risk. These derivative instruments include foreign currency forwards, interest rate futures, interest rate and equity options, and interest rate, equity and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes. Refer to Note 3 – Significant Accounting Policies for a discussion on the accounting for derivative instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange-traded futures are executed through regulated exchanges and require daily posting of initial and variation margin When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, it becomes subject to initial and daily variation margin postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements at December 31, 2017 and 2016 (in millions):

	2017
	Gross amounts of recognized derivative instruments [1]	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amounts of recognized derivative instruments
Assets	$249	$(7)	$241	$(81)	$(156)	$—	$4
Liabilities	$(115)	$—	$(115)	$81	$28	$—	$(6)

	2016
	Gross amounts of recognized derivative instruments [1]	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amount of recognized derivative instruments
Assets	$458	$—	$458	$(37)	$(405)	$(10)	$6
Liabilities	$(43)	$—	$(43)	$37	$3	$—	$(4)

1 The gross amounts exclude investment income due and accrued and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes (“CSA’s”) negotiated as part of the master agreements entered into with most OTC-bilateral counterparties. The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In a few cases, these CSAs provide that the counterparties are not required to post collateral below a specified threshold; however the agreements governing these bilateral relationships also include credit contingent provisions whereby the threshold declines on a sliding scale with declines in the OTC-bilateral counterparties’ ratings. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions thereunder. Cash collateral is invested in short-term investments. If the credit contingent features had been triggered at December 31, 2017, the Company estimates that it would not have had to post additional collateral for a one notch downgrade in the Company’s credit rating, and would have had to post additional collateral of $5 million for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2017 and 2016 (in millions):

		2017			2016

		Fair Value [2,3]			Fair Value [2,3]
	Primary Risk Exposure	Notional Amount (1)	Asset	Liability	Notional Amount (1)	Asset	Liability

Derivatives Qualifying and Designated:
Cash Flow Hedges:
Foreign currency swaps	Currency	$68	$9	$—	$68	$13	$—
Interest rate swaps	Interest	12	—	—	12	4	—
Total derivatives qualifying and designated		80	9	—	80	17	—

Derivatives Not Designated:
Interest rate options	Interest	23,983	6	—	29,876	24	—
Equity options	Equity	652	32	—	652	53	—
Equity swaps	Equity	93	7	—	93	5	2
Foreign currency forwards	Currency	117	1	1	114	5	—
Foreign currency swaps	Currency	2,594	162	83	2,287	325	7
Futures	Interest	14	—	—	8	—	—
Interest rate swaps	Interest	3,569	25	31	3,662	29	34
Total derivatives not designated		31,022	233	115	36,692	441	43
Total derivatives		$31,102	$242	$115	$36,772	$458	$43

1 Notional amounts of derivative instruments generally do not represent the amounts exchanged between the parties engaged in the transaction.
2 The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively. Refer to Note 9 – Fair Value Measurements for discussion of valuation methods for derivative instruments.
3 Effective January 3, 2017, the Chicago Mercantile Exchange (CME) amended its rulebook to legally characterize variation margin payments for over-the-counter derivatives they clear as settlements rather than collateral. Previously, any variation margin received or paid on derivative assets and liabilities, respectively, was shown gross on the balance sheet in other liabilities and other assets, respectively. The change in characterization of variation margin reduced gross derivative assets by $7, gross derivative liabilities by $0, accrued investment income by $0 million and accrued investment expenses by $0 million.

Interest Rate Risk Management

The Company enters into various types of interest rate derivatives primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Inflation swaps are used by the Company to hedge inflation risk of certain policyholder liabilities linked to the U.S. Consumer Price Index.

Interest rate (Treasury) futures are used by the Company to manage duration of the Company’s fixed income portfolio.
Interest rate futures are exchange traded contracts to buy or sell at a specific price at a future date.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Interest rate options are used by the Company to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts, the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contracts until an agreed upon interest rate ceiling, if applicable.

Currency Risk Management

The primary purpose of the Company’s foreign currency hedging activities is to protect the values of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options and enters into equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Cash Flow Hedges

The following table presents the effects of derivatives in qualified cash flow hedging relationships, for the years ended December 31, 2017, 2016 and 2015 (in millions):

	Gain (loss) recognized in OCI (effective portion)[1]	Gain (loss) reclassified from AOCI into net income (effective portion)
		Net investment gains (losses)	Net investment income
2017
Foreign currency swaps	$(4)	$(4)	$1
Interest rate swaps	—	2	—
Total	$(4)	$(2)	$1

2016
Foreign currency swaps	$(7)	$9	$1
Interest rate swaps	—	1	1
Total	$(7)	$10	$2

2015
Foreign currency swaps	$24	$—	$2
Interest rate swaps	—	—	1
Total	$24	$—	$3

1 The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment gains or losses, a component of AOCI.

In 2017, 2016 and 2015, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions, for which a hedge was entered into, did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

For derivatives which are designated for hedge accounting, there were no components of the derivative’s gain or loss excluded from the assessment of effectiveness for the years ended December 31, 2017, 2016 and 2015.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2017	2016	2015
Balance, beginning of year	$15	$34	$13
(Losses) gains deferred in AOCI on the effective portion of cash flow hedges	(4)	(7)	24
Losses (gains) reclassified to net income	1	(12)	(3)
Balance, end of year	$12	$15	$34

At December 31, 2017, there were gains of $1 million on derivatives in AOCI which are expected to be reclassified to earnings within the next 12 months.

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment.

The following table provides gains and losses on derivative instruments not designated for hedging accounting, which are included in Net investment gains (losses) for the years ended December 31, 2017, 2016 and 2015 (in millions):

Derivative Type	2017	2016	2015

Interest rate options	$(18)	$(4)	$(16)
Equity options	—	(13)	(2)
Equity swaps	(14)	7	(4)
Foreign currency forwards	(10)	5	3
Foreign currency swaps	(199)	144	165
Interest rate swaps	20	12	36
Total	$(221)	$151	$182

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. At December 31, 2017 and 2016, there were no embedded derivatives that could not be separated from their host contracts.

The following table presents the fair value of the Company’s embedded derivatives in host contracts at December 31, 2017 and 2016 (in millions):

	Consolidated Statements of Financial Position Line Item
		2017	2016

Guaranteed minimum accumulation benefits[1]	Policyholders’ account balances	$33	$180
Other[1]	Other liabilities	3	$3
Total		$3	$3

1 For further information on these embedded derivatives refer to Note 9 – Fair Value Measurements.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the changes in fair value related to embedded derivatives in host contracts for the years ended December 31, 2017, 2016 and 2015 (in millions):

	2017	2016	2015

Interest credited to policyholders’ account balances	$(147)	$25	$(26)
Net revenue from reinsurance	$—	$1	$2

NOTE 8 – SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life insurance products with assets of $32,766 million and $28,819 million at December 31, 2017 and 2016, respectively. The assets of these separate accounts are comprised of investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary insurance-dedicated funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $2,326 million and $1,988 million at December 31, 2017 and 2016, respectively. The assets in these separate accounts are comprised of investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 – Policyholders’ Liabilities for information regarding separate accounts with contractual guarantees for minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), enhanced beneficiary benefit (“EBB”) and guaranteed future income benefits (“GFIB”).

NOTE 9 – FAIR VALUE MEASUREMENTS

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company's assets and liabilities recorded at fair value, except certain assets for which the NAV per share is used as a practical expedient, are measured and classified in accordance with a fair value hierarchy consisting of three levels based on the observability of the inputs used in measuring the fair value. The level is determined based on the lowest level input that is significant to the fair value measurement.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The levels of the fair value hierarchy based on the inputs to the valuation are as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value of its financial instruments.
Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities which go through this formal price challenge process.
In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company's Investment Management group, Controller's, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis at December 31, 2017 and 2016 (in millions):

	2017
	Level 1	Level 2	Level 3	NAV as a Practical Expedient[3]	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$982	$—	$—	$982
U.S. government corporations and agencies	—	1,137	12	—	1,149
U.S. agency mortgage-backed and asset-backed securities	—	16,750	1	—	16,751
Foreign governments	—	343	4	—	347
U.S. corporate	—	43,101	66	—	43,167
Affiliated bonds	—	—	1,989	—	1,989
Foreign corporate	—	9,921	13	—	9,934
Non-agency residential mortgage-backed securities	—	967	7	—	974
Non-agency commercial mortgage-backed securities	—	5,550	338	—	5,888
Non-agency asset-backed securities	—	6,213	765	—	6,978
Total fixed maturities - available-for-sale	—	84,964	3,195	—	88,159
Fixed maturities - securities, at fair value
U.S agency mortgage-backed and asset-backed securities	—	5	—	—	5
U.S. corporate	—	438	—	—	438
Foreign corporate	—	1,902	—	—	1,902
Non-agency residential mortgage-backed securities	—	3	—	—	3
Non-agency commercial mortgage-backed securities	—	34	2	—	36
Non-agency asset-backed securities	—	23	21	—	44
Total fixed maturities - securities, at fair value	—	2,405	23	—	2,428
Equity securities - available-for-sale
Common stock	—	—	25	—	25
Non-redeemable preferred stock	—	—	16	—	16
Total equity securities - available-for-sale	—	—	41	—	41
Equity securities - securities, at fair value
Common stock	701	—	4	—	705
Non-redeemable preferred stock	—	2	—	—	2
Mutual funds	423	—	1	7	431
Total equity securities - securities, at fair value	1,124	2	5	7	1,138
Derivative assets	—	228	13	—	241
Securities purchased under agreements to resell	—	223	—	—	223
Investments, at fair value of consolidated
investment companies	132	236	1	—	369
Other invested assets	—	46	—	—	46
Cash equivalents	200	1,964	—	—	2,164
Short-term investments	—	15	—	—	15
Separate account assets	34,835	—	—	257	35,092
Total assets accounted for at fair value on a recurring basis	$36,291	$90,083	$3,278	$264	$129,916

Policyholders’ account balances [1]	$—	$—	$33	$—	$33
Derivative liabilities	—	115	3	—	118
Total liabilities accounted for at fair value on a recurring basis [2]	$—	$115	$36	$—	$151
1 Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.
2 Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).
3 The fair value amounts presented in the category are intended to permit reconciliation of the total assets in this table to the amounts presented in the statements of financial position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2016
	Level 1	Level 2	Level 3	NAV as a Practical Expedient[3]	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$1,654	$—	$—	$1,654
U.S. government corporations and agencies	—	1,213	24	—	1,237
U.S. agency mortgage-backed and asset-backed securities	—	15,552	2	—	15,554
Foreign governments	—	357	6	—	363
U.S. corporate	—	38,072	101	—	38,173
Affiliated bonds	—	—	1,816	—	1,816
Foreign corporate	—	10,566	2	—	10,568
Non-agency residential mortgage-backed securities	—	983	6	—	989
Non-agency commercial mortgage-backed securities	—	5,067	232	—	5,299
Non-agency asset-backed securities	—	5,921	982	—	6,903
Total fixed maturities - available-for-sale	—	79,385	3,171	—	82,556
Fixed maturities - securities, at fair value
U.S. agency mortgage-backed and asset-backed securities	—	5	—	—	5
U.S. corporate	—	326	—	—	326
Foreign corporate	—	1,492	—	—	1,492
Non-agency residential mortgage-backed securities	—	4	—	—	4
Non-agency commercial mortgage-backed securities	—	41	2	—	43
Non-agency asset-backed securities	—	51	2	—	53
Total fixed maturities - securities, at fair value	—	1,919	4	—	1,923
Equity securities - available-for-sale
Common stock	—	—	19	—	19
Non-redeemable preferred stock	—	1	14	—	15
Total equity securities - available-for-sale	—	1	33	—	34
Equity securities - securities, at fair value
Common stock	559	—	2	—	561
Mutual funds	359	—	—	5	364
Total equity securities - securities, at fair value	918	—	2	5	925
Derivative assets	—	429	29	—	458
Securities purchased under agreements to resell	—	298	—	—	298
Investments, at fair value of consolidated
investment companies	181	31	—	—	212
Other invested assets	—	15	—	—	15
Cash equivalents	119	1,671	—	—	1,790
Short-term investments	—	90	—	—	90
Separate account assets	30,444	—	—	363	30,807
Total assets accounted for at fair value on a recurring basis	$31,662	$83,839	$3,239	$368	$119,108

Policyholders’ account balances [1]	$—	$—	$180	$—	$180
Derivative liabilities	—	41	2	—	43
Total liabilities accounted for at fair value on a recurring basis [2]	$—	$41	$182	$—	$223

1 Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.
2 Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).
3 The fair value amounts presented in the category are intended to permit reconciliation of the total assets in this table to the amounts presented in the statements of financial position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available-for-sale and Securities at fair value

Fixed maturity securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses an income-based valuation approach by using a discounted cash flow model or a market approach by looking at recent trades of a specific security to determine fair value on public securities or a combination of the two. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a market approach such as a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Investment Grade Corporate Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets.
Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.
For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2.

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Equity securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models that use an income approach, except for derivatives, which are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using a market approach as fair value is based on quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

When appropriate, valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. The highly liquid instruments are classified as Level 1. All other investments are classified as Level 2, since due to their short term nature, amortized cost is used as the best estimate of fair value.

Short term investments

For short term investments, amortized cost is used as the best estimate of fair value, and are classified as Level 2.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures used for equities and fixed maturities in the general account. The separate accounts also invest in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (“NAV”) using NAV as a practical expedient.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables provide additional information for investments that are measured at fair value using NAV as a practical expedient, as allowed under authoritative guidance, for investments that meet specified criteria(in millions):

		2017
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$232	$—	Monthly ,Quarterly and Semi- annual	180 days or less
Hedge Fund	Sector Investing	$23	$—	Monthly	30 days
Hedge Fund	Long/Short Equity	$2	$—	Monthly	30 days
Mutual Funds	Global Allocation	$7	$—	Weekly	5 days (Assets subject to lock up periods)

		2016
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$337	$—	Monthly, Quarterly, Semi-annual, Annual	180 days or less
Hedge Fund	Sector Investing	$24	$—	Monthly	30 days
Hedge Fund	Long/Short Equity	$2	$—	Monthly	30 days
Mutual Funds	Global Allocation	$5	$—	Weekly	5 days (Assets subject to lock up periods)

Policyholders’ account balances

Policyholders’ account balances carried at fair value consist of embedded derivatives bifurcated from the host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate, plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been classified as Level 3.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources at December 31, 2017 and 2016 (in millions):

	2017
	Internal [1]	External [2]	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$12	$12
U.S. agency mortgage-backed and asset-backed securities	—	1	1
Foreign governments	—	4	4
U.S. corporate	24	42	66
Affiliated bonds	1,989	—	1,989
Foreign corporate	—	13	13
Non-agency residential mortgage-backed securities	1	6	7
Non-agency commercial mortgage-backed securities	78	260	338
Non-agency asset-backed securities	75	690	765
Total fixed maturities - available-for-sale	2,167	1,028	3,195
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	21	21
Total fixed maturities - securities, at fair value	—	23	23
Equity securities
Common stock	28	1	29
Non-redeemable preferred stock	16	—	16
Mutual Funds	—	1	1
Total equity securities	44	2	46
Investments, at fair value of consolidated investment companies		1	1
Derivative assets	—	13	13
Total assets accounted for at fair value on a recurring basis	$2,211	$1,067	$3,278

Policyholders’ account balances	$33	$—	$33
Derivative liabilities	—	3	3
Total liabilities accounted for at fair value on a recurring basis	$33	$3	$36

1 Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs are deemed to be unobservable.
2 Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2016
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	2	2
Foreign governments	—	6	6
U.S. corporate	49	52	101
Affiliated bonds	1,816	—	1,816
Foreign corporate	—	2	2
Non-agency residential mortgage-backed securities	—	6	6
Non-agency commercial mortgage-backed securities	123	109	232
Non-agency asset-backed securities	168	814	982
Total fixed maturities - available-for-sale	2,156	1,015	3,171
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	2	2
Total fixed maturities - securities, at fair value	—	4	4
Equity securities
Common stock	20	1	21
Non-redeemable preferred stock	14	—	14
Total equity securities	34	1	35
Derivative assets	—	29	29
Total assets accounted for at fair value on a recurring basis	$2,190	$1,049	$3,239

Policyholders’ account balances	$180	$—	$180
Derivative liabilities	—	2	2
Total liabilities accounted for at fair value on a recurring basis	$180	$2	$182

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs that are deemed to be unobservable.
(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Quantitative Information Regarding Internally - Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities at December 31, 2017 and 2016 ($ in millions):

	2017
	Fair Value	Valuation Techniques	Unobservable Input	Range	Weighted Average

Assets:
U.S. corporate	$24	Discounted Cash Flow	Discount Rate	2.7%-18.5%	5.5%

Affiliated bonds	$1,989	Discounted Cash Flow	Discount Rate	4.26%

Non-agency asset-backed securities	$75	Discounted Cash Flow	Discount Rate	4.0%-9.9%	5.6%

Non-agency commercial mortgage-backed securities	$78	Discounted Cash Flow	Discount Rate	3.6%-3.9%	3.7%

Equity securities	$18	Market Comparable	Revenue Multiple	4.4x-15.3x

Liabilities:
Policyholders’ account balances	$33	Discounted Cash Flow	Discount Rate	2.0%-6.8%
		(GMAB)	Equity Returns	1.2%-9.2%
			Equity Volatility Curve	16.2%-75.5%
			Lapse Rate	1.0%-31.5%
			Mortality Rate	0.0%-50.0%
			Utilization Rate	0%-100%
			Withdrawal Rate	2.5%-8.3.%

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2016
	Fair Value	Valuation Techniques	Unobservable Input	Range	Weighted Average

Assets:
U.S. corporate	$49	Discounted Cash Flow	Discount Rate	2.2% - 13.8%	10%

Affiliated bonds	$1,816	Discounted Cash Flow	Discount Rate	4.25%

Non-agency asset-backed securities	$168	Discounted Cash Flow	Discount Rate	3.5% - 10.4%	6.5%

Non-agency commercial mortgage-backed securities	$123	Discounted Cash Flow	Discount Rate	3.1% - 12.0%	3.9%

Equity securities	$9	Market Comparable	Price to Book Multiple	0.62x
		Market Comparable	Revenue Multiple	5.6x - 26.1x

Liabilities:
Policyholders’ account balances	$180	Discounted Cash Flow	Discount Rate	1.5%-7.9%
		(GMAB)	Equity Returns	1.5%-7.3%
			Equity Volatility Curve	17.5%-62.1%
			Lapse Rate	1.0%-32.0%
			Mortality Rate	0.1%-50.0%
			Utilization Rate	0%-100.0%
			Withdrawal Rate	2.5%-8.3%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation of these securities is the discount rate, as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Affiliated bonds

This security relates to an affiliated bond with Madison Capital Funding which was acquired at December 31, 2017 and therefore cost of $1,989 million and $1,816 million, for 2017 and 2016, respectively approximates fair value. The valuation of this bond in the future may include unobservable inputs and is therefore classified as Level 3.

Non-agency commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities, with the opposite being true for decreases in expected loss severities.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Equity securities

The equity securities included in the table above mostly relate to the Company’s holdings in the Federal Home Loan Bank of Pittsburgh ( the “FHLB of Pittsburgh”) stock, refer to Note 17 - Debt. As prescribed in the FHLB of Pittsburgh’s Capital Plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased or transferred at par value. Since there is not an observable market for the FHLB of Pittsburgh stock are held at cost and, these securities have been classified as Level 3. The cost basis of the FHLB of Pittsburgh stock was $26 million and $24 million as of December 31, 2017 and 2016, respectively.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in a lower (higher) fair value of the liability, while higher (lower) implied volatility assumptions will result in a higher (lower) fair value of the liability.

Transfers between Levels

Transfers between levels may occur as a result of changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the 12 months ended December 31, 2017 and 2016.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2017 and 2016, the Company transferred $154 million and $228 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities and separate account assets in 2017 and 2016. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $531 million and $526 million during the years ended December 31, 2017, and 2016, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable, or a change in the valuation technique for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2017 and 2016.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables present the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2017, 2016 and 2015 (in millions):

	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed	Foreign governments	U.S. corporate	Affiliated bonds

Fair Value, December 31, 2014	$24	$27	$8	$266	$—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(1)	—
Net investment income[1]	—	(1)	—	—	—
Other comprehensive loss	—	—	—	3	1,707
Sales	—	(6)	—	(15)	—
Settlements	—	—	(1)	(8)	—
Transfers into Level 3[2]	—	—	—	3	—
Transfers out of Level 3[2]	—	(18)	—	(141)	—
Fair Value, December 31, 2015	24	2	7	107	1,707
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(16)	—
Net investment income[1]	—	—	—	(1)	—
Other comprehensive loss	—	—	—	10	36
Purchases	—	—	—	14	555
Sales	—	—	—	—	—
Issuances	—	—	—	(16)	—
Settlements	—	—	(1)	(34)	(482)
Transfers into Level 3[2]	—	—	—	84	—
Transfers out of Level 3[2]	—	—	—	(47)	—
Fair Value, December 31, 2016	24	2	6	101	1,816
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(5)	—
Net investment income[1]	—	—	—	—	—
Other comprehensive income/(loss)	(1)	—	—	—	78
Purchases	—	1	—	15	346
Sales	—	—	—	(33)	—
Issuances	—	—	—	—	—
Settlements	(11)	—	(2)	(17)	(251)
Transfers into Level 3[2]	—	—	—	26	—
Transfers out of Level 3[2]	—	(2)	—	(21)	—
Fair Value, December 31, 2017	$12	$1	$4	$66	$1,989

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Foreign corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities- available-for-sale

Fair Value, December 31, 2014	$41	$16	$195	$817	$1,394
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	1	(2)	—	(1)
Net investment income[1]	—	—	—	—	(1)
Other comprehensive loss	—	(1)	—	(7)	(9)
Purchases	—	—	233	446	2,389
Sales	—	(1)	(1)	—	(23)
Settlements	(18)	(6)	(12)	(90)	(135)
Transfers into Level 3[2]	—	—	2	33	38
Transfers out of Level 3[2]	(23)	—	—	(358)	(540)
Fair Value, December 31, 2015	—	9	415	841	3,112
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	(1)	(14)	(31)
Net investment income[1]	—	—	—	—	(1)
Other comprehensive loss	—	—	(1)	7	52
Purchases	2	(1)	37	444	1,051
Sales	—	—	—	—	—
Issuances	—	—	—	—	(16)
Settlements	—	(3)	(3)	(159)	(682)
Transfers into Level 3[2]	—	1	3	114	202
Transfers out of Level 3[2]	—	—	(218)	(251)	(516)
Fair Value, December 31, 2016	2	6	232	982	3,171
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(11)	(16)
Net investment income[1]	—	—	—	—	—
Other comprehensive income/(loss)	—	—	—	11	88
Purchases	12	—	143	400	917
Sales	(1)	—	—	(31)	(65)
Issuances	—	—	—	—	—
Settlements	—	(1)	(2)	(232)	(516)
Transfers into Level 3[2]	—	2	—	118	146
Transfers out of Level 3[2]	—	—	(35)	(472)	(530)
Fair Value, December 31, 2017	$13	$7	$338	$765	$3,195

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - securities, at fair value	Common stock	Non-redeemable preferred stock

Fair Value, December 31, 2014	$2	$4	$6	$2	$2
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(1)	(1)	—	—
Net investment income[1]	—	—	—	—	—
Other comprehensive loss	—	—	—	(1)	—
Purchase	—	—	—	26	3
Sales	—	—	—	(1)	—
Settlements	—	—	—	—	—
Transfers into Level 3[2]	—	—	—	—	—
Transfers (out of) Level 3[2]	—	—	—	—	—
Fair Value, December 31, 2015	2	3	5	26	5
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	—	—
Net investment income[1]	—	—	—	—	—
Other comprehensive loss	—	—	—	—	3
Purchases	—	2	2	2	6
Sales	—	—	—	—	—
Issuances	—	—	—	—	—
Settlements	—	(3)	(3)	—	—
Transfers into Level 3[2]	—	—	—	—	—
Transfers (out of) Level 3[2]	—	—	—	(7)	—
Fair Value, December 31, 2016	2	2	4	21	14
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—		—	1	—
Net investment income[1]	—	—	—	—	—
Other comprehensive income/(loss)	—	—	—	—	2
Purchases	—	20	20	3	—
Sales	—	—	—	(3)	—
Issuances	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3[2]	—	—	—	7	—
Transfers (out of) Level 3[2]	—	(1)	(1)	—	—
Fair Value, December 31, 2017	$2	$21	$23	$29	$16

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Mutual fund	Total equity securities	Derivative Assets	Investments, at fair value, of consolidated investment companies

Fair Value, December 31, 2014	$—	$4	$4	$—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	(6)	—
Net investment income[1]	—	—	—	—
Other comprehensive loss	—	(1)	—	—
Purchases	3	32	2	—
Sales	—	(1)	—	—
Settlements	—	—	—	—
Transfers into Level 3[2]	—	—	—	—
Transfers (out of) Level 3[2]	—	—	—	—
Fair Value, December 31, 2015	3	34	—	—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	—
Net investment income[1]	—	—	—	—
Other comprehensive loss	—	3	—	—
Purchases	—	8	3	—
Sales	—	—	—	—
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3[2]	—	—	26	—
Transfers (out of) Level 3[2]	(3)	(10)	—	—
Fair Value, December 31, 2016	—	35	29	—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	1	(16)	—
Net investment income[1]	—	—	—	—
Other comprehensive income/(loss)	—	2	—	—
Purchases	—	3	—	1
Sales	—	(3)	—	—
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3[2]	—	8	—	—
Transfers (out of) Level 3[2]	1	—	—
Fair Value, December 31, 2017	$1	$46	$13	$1

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Separate account assets	Total assets	Policyholders’ account balances	Derivative liabilities	Total liabilities

Fair Value, December 31, 2014	$260	$1,668	$181	$—	$181
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(8)	—	3	3
Net investment income[1]	—	(1)	(62)	—	(62)
Other comprehensive loss	—	(10)	(2)	—	(2)
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	2,423	—	—	—
Sales	—	(24)	38	—	38
Settlements	—	(135)	—	—	—
Transfers into Level 3[2]	—	38	—	—	—
Transfers (out of) Level 3[2]	(260)	(800)	—	—	—
Fair Value, December 31, 2015	—	3,151	155	3	158
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(31)	—	(1)	(1)
Net investment income[1]	—	(1)	(14)	—	(14)
Other comprehensive loss	—	55	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	1,064	40	—	40
Sales	—	—	—	—	—
Issuances	—	(16)	—	—	—
Settlements	—	(685)	(1)	—	(1)
Transfers into Level 3[2]	—	228	—	—	—
Transfers (out of) Level 3[2]	—	(526)	—	—	—
Fair Value, December 31, 2016	—	3,239	180	2	182
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(31)	—	1	1
Net investment income[1]	—	—	(185)	—	(185)
Other comprehensive income/(loss)	—	90	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	941	—	—	—
Sales	—	(68)	42	—	42
Issuances	—	—	—	—	—
Settlements	—	(516)	(4)	—	(4)
Transfers into Level 3[2]	—	154	—	—	—
Transfers (out of) Level 3[2]	—	(531)	—	—	—
Fair Value, December 31, 2017	$—	$3,278	$33	$3	$36

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables include the unrealized gains or losses for the years ended December 31, 2017, 2016 and 2015 by category for Level 3 assets still held at December 31, 2017, 2016 and 2015, respectively (in millions):

	2017
	U.S. corporate	Affiliated bonds	Non-agency asset-backed residential securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment (losses) gains	$(2)	$—	$(4)	$(6)
Net investment income	—	—	—	—
Other comprehensive income/(loss)	—	81	13	94
Total change in unrealized (losses) gains	$(2)	$81	$9	$88

	Non-redeemable preferred stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(5)
Net investment income	—	(1)
Other comprehensive income	2	96
Total change in unrealized gains (losses)	$2	$90

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2017.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2016
	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed residential securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$(16)	$—	$(1)	$(14)	$(31)
Net investment loss	(1)	—	—	—	(1)
Other comprehensive income	11	36	(1)	7	53
Total change in unrealized gains (losses)	$(6)	$36	$(2)	$(7)	$21

	Non-redeemable preferred stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(31)
Net investment loss	—	(1)
Other comprehensive income	3	20
Total change in unrealized gains (losses)	$3	$24

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2016.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2015
	U.S. agency mortgage-backed and asset-backed securities	Foreign corporate	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$—	$1	$(2)	$1	$—
Net investment income	(1)	—	—	—	(1)
Other comprehensive losses	—	(2)	—	(10)	(12)
Total change in unrealized gains (losses)	$(1)	$(1)	$(2)	$(9)	$(13)

	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Common stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$(2)	$(2)	$—	$(2)
Net investment income	—	—	—	(1)
Other comprehensive losses	—	—	(1)	(13)
Total change in unrealized gains (losses)	$(2)	$(2)	$(1)	$(16)

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2015.

Non-recurring Fair Value Measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following tables represent certain assets measured at estimated fair value during the years ended and still held at December 31, 2017 and 2016 (in millions):

2017
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment
Mortgage loans	$—	$—

2016
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment
Mortgage loans	$1	$1

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized and have been categorized as Level 3.

For a description of the Company’s valuation process and controls, refer to “Determination of Fair Value” section above.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Fair Value of Other Financial Instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments, whether or not fair value is recognized in the Consolidated Statements of Financial Position, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2017 and 2016 are presented below (in millions):

	2017
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$14,421	$—	$—	$14,750	$14,750
Cash	46	46	—	—	46
Other invested assets	185	—	68	139	207
Other assets	756	—	756	—	756

Liabilities
Policyholders’ account balances - investment contracts	$43,456	$—	$—	$42,349	$42,349
Collateral received on securities lending and repurchase agreements	675	—	675	—	675
Collateral received on derivative transactions	173	—	173	—	173
Debt	1	—	1	—	1

	2016
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$13,705	$—	$—	$13,972	$13,972
Senior secured commercial loans	7	—	—	7	7
Cash	65	65	—	—	65
Other invested assets	207	—	53	182	235
Other assets	705	—	705	—	705

Liabilities
Policyholders’ account balances - investment contracts	$40,556	$—	$—	$39,655	$39,655
Collateral received on securities lending and repurchase agreements	675	—	675	—	675
Collateral received on derivative transactions	398	—	398	—	398
Debt	1	—	1	—	1

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions, which take into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value is calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

These assets include collateral posted on derivative transactions, third-party loans, and investments in qualified affordable housing projects. The fair value for derivative transactions approximates the carrying amount as they are short term in nature. The third-party loans are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation. The fair value of investments in qualified affordable housing projects is based on a discounted cash flow calculation using a discount rate that is determined internally.

Policyholders’ account balances – investment contracts

These contracts include continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and company specific assumptions for lapses, mortality and expenses. The cash flows are discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values are based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2017, 2016 and 2015 were as follows (in millions):

	2017	2016	2015
Fixed maturities	$3,393	$3,299	$3,139
Equity securities	36	23	18
Mortgage loans	616	591	548
Policy loans	53	57	57
Other investments	72	34	129
Gross investment income	4,170	4,004	3,891
Investment expenses	(147)	(133)	(124)

Net investment income	$4,023	$3,871	$3,767

For the years ended December 31, 2017, 2016 and 2015, Net investment gains (losses) were as follows (in millions):

	2017	2016	2015
Fixed maturities
Total OTTI losses	$(55)	$(119)	$(107)
Portion of OTTI losses recognized in OCI	12	14	13
Net OTTI losses on fixed maturities recognized in earnings	(43)	(105)	(94)
All other (losses) gains	384	(23)	(29)
Fixed maturities, net	341	(128)	(123)
Equity securities	145	45	(20)
Mortgage loans	(2)	(2)	(3)
Limited partnerships and other invested assets	(5)	—	—
Derivative instruments	(203)	159	182
Other	(2)	16	24
Net investment gains	$274	$90	$60

The net investment losses on Securities, at fair value (both fixed maturities and equity securities) amounted to $(462) million, $25 million and $212 million for the years ended December 31, 2017, 2016 and 2015, respectively. Of these losses, $(408) million, $5 million and $196 million were related to changes in fair value.

Gains and losses for Securities at fair value are included in Net investment gains or losses.

Realized gains on sales of available-for-sale fixed maturities were $156 million, $111 million and $193 million for the years ended December 31, 2017, 2016 and 2015, respectively; and realized losses were $65 million, $68 million and $32 million, respectively. Realized gains on sales of available-for-sale equity securities were $1 million, $10 million and $9 million for the years ended December 31, 2017, 2016 and 2015, respectively; and realized losses were $0 million, $0 million and $1 million, respectively.

Losses from OTTI on equity securities (included in net investment gains or losses on equity securities above) were $0 million, less than $0 million and $1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following tables present the Company’s gross unrealized losses and fair values for fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2017 and 2016 (in millions):

			2017
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$419	$3	$242	$7	$661	$10
U.S. government corporations and agencies	39	—	229	7	268	7
U.S. agency mortgage-backed and asset-backed securities	2,796	29	3,501	159	6,297	188
Foreign governments	53	—	28	1	81	1
U.S. corporate	5,530	56	3,678	132	9,208	188
Foreign corporate	1,017	13	1,018	37	2,035	50
Non-agency residential mortgage-backed securities	26	1	138	5	164	6
Non-agency commercial mortgage-backed securities	1,295	9	924	34	2,219	43
Non-agency asset-backed securities	1,520	9	746	18	2,266	27
Total fixed maturities	$12,695	$120	$10,504	$400	$23,199	$520

			2016
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$1,204	$29	$—	$—	$1,204	$29
U.S. government corporations and agencies	252	13	—	—	252	13
U.S. agency mortgage-backed and asset-backed securities	5,109	213	306	20	5,415	233
Foreign governments	48	1	—	—	48	1
U.S. corporate	9,730	375	1,010	65	10,740	440
Foreign corporate	2,490	66	455	42	2,945	108
Non-agency residential mortgage-backed securities	96	2	275	14	371	16
Non-agency commercial mortgage-backed securities	1,824	59	266	8	2,090	67
Non-agency asset-backed securities	2,337	50	1,170	20	3,507	70
Total fixed maturities	$23,090	$808	$3,482	$169	$26,572	$977

At December 31, 2017, the unrealized loss amount consisted of approximately 2,918 different fixed maturities and 1 equity security.

At December 31, 2017, unrealized losses on investment grade fixed maturities were $454 million or 87% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s; or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $67 million or 13% of the Company’s total fixed maturities’ unrealized losses at December 31, 2017.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $44 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $5 million for 6 months or less, less than $1 million for greater than 6 months through 12 months and $38 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Net Unrealized Investment Gains or Losses

Net unrealized investment gains or losses on available-for-sale investments are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment gains or losses.

The components of Net unrealized investment gains or losses reported in AOCI at December 31, 2017, 2016 and 2015 were as follows (in millions):

	2017	2016	2015
Fixed maturities, available-for-sale - all other	$2,826	$1,838	$1,690
Fixed maturities on which an OTTI loss has been recognized	75	58	22
Total fixed maturities	2,901	1,896	1,712
Equity securities, available-for-sale	5	2	8
Derivatives designated as cash flow hedges	11	15	34
Other investments	5	2	2
Subtotal	2,922	1,915	1,756
Amounts recognized for:
DAC	(438)	(321)	(279)
Other assets (sales inducements)	(3)	(5)	(7)
Policyholders’ account balances and future policy benefits	45	39	33
Deferred taxes	(531)	(569)	(525)
Net unrealized gains on investments	$1,995	$1,059	$978

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The net unrealized gains or losses for the years ended December 31, 2017, 2016 and 2015, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized and all other net unrealized investment gains or losses, were as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized
	Net Unrealized Gains (Losses) on Investments	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	AOCI Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2014	$34	$(1)	$—	$—	$(11)	$22
Net investment (losses) gains on investments arising during the period	(10)	—	—	—	4	(6)
Reclassification adjustment for (gains) losses included in net income	(2)	—	—	—	1	(1)
Reclassification adjustment for OTTI losses excluded from net income [1]	—	—	—	—	—	—
Impact of net unrealized investment losses (gains) on DAC and sale inducements	—	2	—	—	(1)	1
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2015	22	1	—	—	(7)	16
Net investment gains (losses) on investments arising during the period	50	—	—	—	(17)	33
Reclassification adjustment for (gains) losses included in net income	(6)	—	—	—	2	(4)
Reclassification adjustment for OTTI losses excluded from net income [1]	(8)	—	—	—	3	(5)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(6)	—	—	2	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2016	58	(5)	—	—	(17)	36
Change in accounting principle - reclass of stranded tax effects	—	—	—	—	6	6
Net investment gains (losses) on investments arising during the period	15	—	—	—	(1)	14
Reclassification adjustment for (gains) losses included in net income	—	—	—	—	—	—
Reclassification adjustment for OTTI losses excluded from net income [1]	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(2)	—	—	—	(2)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2017	$73	$(7)	$—	$—	$(12)	$54

*Amounts less than $1 million.

1 Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

All other net unrealized gains and losses in AOCI
	Net Unrealized Gains (Losses) on Investments[1]	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	AOCI Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2014	$3,814	$(726)	$(17)	$70	$(1,099)	$2,042
Net investment (losses) gains on investments arising during the period	(2,146)	—	—	—	750	(1,396)
Reclassification adjustment for losses (gains) included in net income	66	—	—	—	(23)	43
Reclassification adjustment for OTTI losses excluded from net income [2]	—	—	—	—	—	—
Impact of net unrealized investment losses (gains) on DAC and sale inducements	—	445	10	—	(159)	296
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	(36)	13	(23)
Balance, December 31, 2015	1,734	(281)	(7)	34	(518)	962
Net investment gains (losses) on investments arising during the period	193	—	—	—	(68)	125
Reclassification adjustment for (gains) losses included in net income	(78)	—	—	—	27	(51)
Reclassification adjustment for OTTI losses excluded from net income [2]	8	—	—	—	(3)	5
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(35)	2	—	12	(21)
Impact of net unrealized investment losses (gains) on policyholders’ account balances and future policy benefits	—	—	—	5	(2)	3
Balance, December 31, 2016	1,857	(316)	(5)	39	(552)	1,023
Change in accounting principle - reclass of stranded tax effects	—	—	—	—	302	302
Net investment gains (losses) on investments arising during the period	944	—	—	—	(285)	659
Reclassification adjustment for losses (gains) included in net income	48	—	—	—	(14)	34
Reclassification adjustment for OTTI losses excluded from net income [2]	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(115)	2	—	34	(79)
Impact of net unrealized investment losses (gains) on policyholders’ account balances and future policy benefits	—	—	—	6	(2)	4
Balance, December 31, 2017	$2,849	$(431)	$(3)	$45	$(517)	$1,943

1 Includes cash flow hedges. Refer to Note 7 – Derivative Instruments and Risk Management for information on cash flow hedges.
2 Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following table provides a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings for fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2017	2016
Balance at beginning of year	$182	$158
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	7	34

Additional credit loss impairments recognized in the current period on securities previously impaired	7	6

Reductions
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(43)	(16)
Balance at end of year	$153	$182

The balance of and changes in each component of AOCI attributable to the Company were as follows (in millions):

	Foreign CTA	Net Unrealized Investment Gains (Losses)[1]	Net Unrealized Gains (Losses) on OTTI Fixed Maturity Investments	Total AOCI
Balance, December 31, 2014	$—	$2,042	$22	$2,064
Change in net unrealized investment losses, net of related offsets, reclassification adjustments and income taxes	—	(1,080)	(6)	(1,086)
Change in foreign currency translation adjustment, net of income taxes	(3)	—	—	(3)
Balance, December 31, 2015	(3)	962	16	975
Change in net unrealized investment gains, net of related offsets, reclassification adjustments and income taxes	—	61	20	81
Balance, December 31, 2016	(3)	1,023	36	1,056
Change in accounting principle - reclass of stranded tax effects	—	302	6	308
Change in net unrealized investment gains, net of related offsets, reclassification adjustments and income taxes	—	616	12	628
Balance, December 31, 2017	$(3)	$1,941	$54	$1,992

1 Includes cash flow hedges. Refer to Note 7 - Derivative Instruments and Risk Management for information on cash flow hedges.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The amounts reclassified out of AOCI(1) for the years ended December 31, 2017, 2016 and 2015 were as follows (in millions):

	2017	2016	2015	Affected Line Item in the Consolidated Statements of Operations
Net unrealized investment (gains) losses
(Gains)/ losses on cash flow hedges:
Interest rate swaps	$—	$(1)	$1	Net investment income
Interest rate swaps	(2)	(1)	—	Net investment gains (losses)
Currency swaps	(1)	(1)	2	Net investment income
Currency swaps	4	(10)	—	Net investment gains (losses)
(Gains)/ losses on available-for-sale securities:
Impairment losses	—	(6)	(2)	Net investment gains (losses)
All other	47	(65)	66	Net investment gains (losses)
	48	(84)	67	Total before tax
	14	(29)	23	Income tax benefit (expense)
Total reclassifications for the period	$34	$(55)	$44	Net income

1 Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 – RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with certain services and facilities including, but not limited to, the following: accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. The fees incurred associated with these services and facilities, amounted to $968 million, $820 million and $823 million for the years ended December 31, 2017, 2016 and 2015, respectively, and were reflected in Operating expenses and Net investment income.

The Company’s interests in commercial mortgage loans and real estate portfolio acquired through foreclosure (“REO Portfolio”) are held in the form of participations in mortgages originated or acquired by New York Life (and, in the case of the REO Portfolio, a participation in the ownership of the REO Property (“REO Ownership Interest”)). Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company is a party to an investment advisory agreement with NYL Investors, as amended from time to time, whereby NYL Investors provides investment advisory and administrative services to the Company. For the years ended December 31, 2017, 2016 and 2015, the total cost for these services amounted to $125 million, $119 million and $110 million, respectively, which is included in the costs of services billed by New York Life to the Company. These costs are included in Operating expenses. The Company also has investment management agreements with certain affiliates, including GoldPoint Partners LLC, Ausbil Investment Management Limited, and Credit Value Partners LLC.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

New York Life Investment Management (“NYLIM”) has an investment advisory agreement with the Mainstay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM of $37 million, $34 million and $35 million for the years ended December 31, 2017, 2016 and 2015, respectively, and was included in Fees-universal life and annuity policies.

NYLIM provides the Company with certain services and facilities including, but not limited to, management and other support. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. The Company incurred fees associated with the services and facilities in the amounts of $14 million, $15 million and $33 million for the years ended December 31, 2017, 2016 and 2015, respectively.

On October 1, 2017, the Company entered into a service agreement with its affiliate, Candriam Luxembourg (“Candriam”), whereby Candriam will provide certain investment fund research for the Company. The research provided by Candriam covers certain non-proprietary funds supporting the Company’s variable universal life insurance and annuity products.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“Distributors”), an indirect wholly owned subsidiary of New York Life, granting Distributors the exclusive right to distribute and to be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2017, 2016 and 2015, the Company received service fees of $44 million, $39 million and $39 million, respectively, under this agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“Securities”), an indirect wholly owned subsidiary of New York Life, under which registered representatives of Securities solicit sales of multi-funded annuity contracts and variable life insurance policies. For the years ended December 31, 2017, 2016 and 2015, the Company incurred commission expense to Securities’ registered representatives of $119 million, $119 million and $139 million, respectively.

The Company has a service agreement with Securities, whereby Securities charges the Company a fee for management and supervisory services rendered in connection with variable life insurance and variable annuity sales and in-force business. For the years ended December 31, 2017, 2016 and 2015, the Company incurred an expense of $43 million, $48 million and $51 million, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life insurance policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company received from New York Life $19 million, $23 million and $41 million for the years ended December 31, 2017, 2016 and 2015, respectively, and was included in Other income.

New York Life Capital Corporation (“NYLCC”), an indirect wholly owned subsidiary of New York Life, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2017 and 2016, the Company had no outstanding loan balance to NYLCC. During 2017, 2016 and 2015, the Company had no interest expenses recorded by the Company in relation to this agreement.

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow up to $490 million from New York Life. During 2017, 2016 and 2015, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life, dated April 1, 1999, as amended, wherein New York Life may borrow up to $490 million from the Company. During 2017, 2016 and 2015, the credit facility was not used, no interest was paid and there was no outstanding balance due.

Prior to December 31, 2015, the Company entered into a revolving loan agreement with MCF, which was a wholly owned subsidiary of NYL Investments (as amended from time to time, the “MCF Loan Agreement”). Under this agreement, the Company provided funding to MCF for lending and equity investment commitments entered into by MCF on or after January

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

1, 2010. The aggregate amount advanced by the Company to MCF under the MCF Loan Agreement, when aggregated with all other funding provided to or on behalf of MCF by the Company, could not exceed 2.75% of the Company’s statutory cash and invested assets as stated on the Company’s most recent quarterly statement. During 2015, the Company received interest payments from MCF totaling $100 million, which are included in Net investment income. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon was due in full on July 1, 2025. At December 31, 2015, all outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon, were paid in full and the agreement was terminated.

On December 31, 2015, the Company entered into a note funding agreement with MCF and New York Life (the “MCF Note Agreement”) and acquired a variable funding note issued by MCF thereunder (the “Note”). The Note, which is reported as a bond, had outstanding balances for the Company of $1,875 million and $1,780 million at December 31, 2017 and 2016, respectively, and were reported in Fixed maturities, available-for-sale. Pursuant to the MCF Note Agreement and variable funding note issued thereunder, the Company and New York Life may provide an aggregate of up to $4,700 million in funding to MCF for lending and equity investment commitments, as well as for business expenses. All outstanding advances made to MCF under the MCF Note Agreement, together with unpaid interest thereon, will be due in full on December 31, 2025. During 2017 and 2016, the Company recorded interest income from MCF totaling $79 million and $75 million, respectively. For 2017 and 2016, MCF paid a dividend of $63 million and $56 million to the Company.

The Company had purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2017 and 2016, the Company did not purchase any new loans. At December 31, 2017, all collateralized loans were fully paid down to zero. There were no remaining unfunded commitments and there is no intention of future participation in these collateralized loans. At December 31, 2016, the Company held loans with an outstanding balance of $7 million and had commitments to fund additional amounts on these existing loans of $2 million. These loans were reported in Other investments.

To satisfy its obligations under structured settlement agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.36% to 6.64%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2017 and 2016, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements amounted to $7,431 million and $6,808 million, respectively.

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations was 5.84% for 2017. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2017 and 2016, the policyholder reserves related to these contracts amounted to $158 million and $160 million, respectively and were included in liabilities of Future policy benefits.

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. At December 31, 2017 and 2016, the policyholder reserves balances for these policies amounted to $3,969 million and $3,725 million, respectively, and were included in liabilities of Policyholders’ account balances and Separate account liabilities.

The Company has also issued various COLI policies to Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2017 and 2016, the policyholder liability balances for these policies amounted to $411 million and $364 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities.

In connection with the acquisition of an office building in 2017 by REEP-OFC 2300 Empire LLC and a pledge of an unleveraged equity interest in the owner of Retreat at Seven Bridges, an existing multifamily property, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC 2300 Empire LLC and REEP-MF Woodridge

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

IL LLC.  The mortgage loan's maturity date is August 10, 2022 with fixed rate of 3.75% per annum. For the year ended December 31, 2017, interest earned amounted to $1 million.

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC, an indirectly wholly-owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC LLC.  The interest-only loan, expected to be due and payable on August 10, 2022 was paid off in October 2017.For each of the years ended December 31, 2017, 2016 and 2015, interest earned amounted to $3 million.

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements and encumbered by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that will govern, in part, each entity’s interest in the property. For each of the years ended December 31, 2017, 2016 and 2015, income earned amounted to $3 million.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

The Company has an over-retention agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

At December 31, 2017 and 2016, the Company recorded amounts payable to parent and affiliates of $335 million and $239 million, respectively, and is included in Other liabilities. At December 31, 2017 and 2016, the Company recorded amounts due from parent and affiliates of $31 million and $33 million, respectively, and is included in Other assets. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

NOTE 12 – POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2017 and 2016 were as follows (in millions):

	2017	2016
Deferred annuities	$45,841	$43,241
Universal life contracts	30,673	29,425
Other	1,275	1,353

Total policyholders’ account balances	$77,789	$74,019

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals and mortality and expense charges, where applicable.

The following table highlights the interest rate assumptions generally utilized in calculating Policyholders’ account balances at December 31, 2017:

Product	Interest Rate
Deferred annuities	0.05% to 6.91%
Universal life contracts	2.60% to 8.00%

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

Future Policy Benefits

Future policy benefits at December 31, 2017 and 2016 were as follows (in millions):

	2017	2016
Life insurance:
Taiwan business - 100% coinsured	$1,512	$1,320
Other life insurance	300	262
Total life insurance	1,812	1,582
Individual and group payout annuities	20,318	18,629
Other contract liabilities	116	81
Total future policy benefits	$22,246	$20,292

The following table highlights the key assumptions generally utilized in the calculation of liabilities for future policy benefits at December 31, 2017:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD	2.53% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD

Guaranteed Minimum Benefits

At December 31, 2017 and 2016, the Company had fixed and variable annuities with guarantees. The Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For contracts with the EBB optional feature, the net amount at risk is defined as the additional benefit amount that equals to a percentage of earnings in the contract, subject to certain maximums. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB or guaranteed lifetime income withdrawal benefits (“GLWB”).

Variable Annuity Contracts – GMDB, EBB, GMAB and GFIB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

b)Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages
(adjusted for withdrawals)

Contracts with an optional EBB feature provide an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value at the end of the guarantee period equal to 100% or 150% of the initial premium (adjusted for withdrawals), depending on the length of the guarantee period selected at issue. The minimum contract value can be reset after issue, and in such case, is set equal to the account value at the time of reset and the guaranteed period starts over. Older contracts must be surrendered

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

in order to receive the minimum contract value. Newer policies may pay out the higher of the GMDB and GMAB amount upon death, depending on the age of the contract and the guaranteed period selected.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2017 and 2016 for GMDBs, GMABs, EBBs and GFIBs ($ in millions):

	2017
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$21,353	$6,537	$54	$9,913	$1,524	$220
Net amount at risk	$19	$59	$7	$93	$10	$—
Average attained age of contract holders	59	59	69	65	62	60

	2016
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death (1)	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$18,270	$5,839	$56	$9,874	$1,520	$226
Net amount at risk	$48	$84	$6	$172	$19	$1
Average attained age of contract holders	55	58	68	61	62	60

The following summarizes the general account liabilities for guarantees on variable contracts, included in liabilities for Future policy benefits for GMDB, EBB and GFIB, and liabilities for Policyholders’ account balances for GMAB (in millions):

	GMDB	GMAB	EBB	GFIB	Total
Balance at December 31, 2015	$74	$155	$2	$6	$237
Incurred guarantee benefits	(21)	26	—	(2)	3
Paid guarantee benefits	(7)	(1)	—	—	(8)
Balance at December 31, 2016	46	180	2	4	232
Incurred guarantee benefits	3	(143)	—	(1)	(141)
Paid guarantee benefits	(3)	(4)	—	—	(7)
Balance at December 31, 2017	$46	$33	$2	$3	$84

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and changes in fair value are recorded in Interest credited to Policyholders’ account balances (refer to Note 9 – Fair Value Measurements).

The GMDB and EBB liabilities are determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the additional liability, with a related charge or credit recorded to increase in liabilities for Future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the liability balance, with a related charge or credit recorded to increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following table presents the aggregate fair value of assets at December 31, 2017 and 2016, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB, GFIB, EBB and GLWB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB, GFIB and EBB guarantees in each contract, the GMDB, GMAB, GFIB and EBB amounts listed are not mutually exclusive (in millions):

	2017
	GMDB	GMAB	EBB	GFIB
Separate account
Equity	$16,157	$4,440	$30	$133
Fixed income	6,651	2,074	12	64
Balanced	4,861	1,324	8	23
Total separate account	27,669	7,838	50	220
General account	3,597	223	4	—
Total	$31,266	$8,061	$54	$220

	2016
	GMDB	GMAB	EBB	GFIB
Separate account
Equity	$13,722	$3,923	$30	$134
Fixed income	6,222	1,926	14	70
Balanced	4,379	1,247	8	22
Total separate account	24,323	7,096	52	226
General account	3,821	263	4	—
Total	$28,144	$7,359	$56	$226

Fixed Annuity Contracts - GLWB

The Company issues fixed annuity contracts with a GLWB feature. The benefit must be elected at the time of contract issuance, and provides for a percentage of the contract holder’s benefit base, subject to certain restrictions, to be available for withdrawal for life as early as age 59 1/2. This benefit base grows for up to 10 years or until lifetime income payments commence, whichever comes first.

The GLWB liability is determined each period end by estimating the expected payments after the account balance is depleted and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

At December 31, 2017 and 2016, the GLWB liability was $54 million and $17 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

Generally, the Company has separately defined an excess insurance benefit to exist when expected mortality exceeds all assessments. This insurance benefit is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments. The liability for excess insurance benefit features reflected in the general account and included in liabilities for Future policy benefits was $197 million and $162 million at December 31, 2017 and 2016, respectively.

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following is a rollforward of DAC for the years ended December 31, 2017, 2016 and 2015 (in millions):

	2017	2016	2015
Balance at beginning of year	$3,412	$3,530	$3,041

Current year additions	507	461	514
Amortization - current year	(447)	(522)	(435)
Amortization - impact of assumption and experience unlocking	(105)	(16)	(37)
Balance at end of year before related adjustments	3,367	3,453	3,083

Adjustment for changes in unrealized net investment gains	(118)	(41)	447
Balance at end of year	$3,249	$3,412	$3,530

Sales Inducements

The following is a rollforward of deferred sales inducements included in Other assets for the years ended December 31, 2017, 2016 and 2015 (in millions):

	2017	2016	2015
Balance at beginning of year	$664	$657	$634

Current year additions	63	76	113
Amortization - current year	(109)	(78)	(82)
Amortization - impact of assumption and experience unlocking	5	7	(18)
Balance at end of year before related adjustments	623	662	647

Adjustment for changes in unrealized net investment gains	2	2	10
Balance at end of year	$625	$664	$657

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 14 – REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. The Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for many products except for custom guarantee universal life, survivorship custom guarantee universal life, variable universal life and asset preserver products. Most of the reinsured business is on an automatic basis. For new life insurance policies reinsured automatically, the Company retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for survivorship variable universal life and either $0 or $1 million for current performance survivorship universal life and no minimum size for single life. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance which the Company cannot collect.

The Company also participates in assumed reinsurance with third parties in acquiring additional business. The effects of reinsurance on the Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015 were as follows (in millions):

	2017	2016	2015
Direct	$2,713	$2,804	$2,497
Assumed	4	4	4
Ceded	(65)	(65)	(69)
Premiums	$2,652	$2,743	$2,432

Fees - universal life and annuity policies ceded	$(656)	$(684)	$(621)

Direct	$2,487	$2,268	$2,048
Assumed	5	7	2
Ceded	(737)	(674)	(559)
Policyholder benefits	$1,755	$1,601	$1,491

Direct	$1,770	$1,832	$1,647
Ceded	(4)	3	(14)
Increase in liabilities for future policy benefits	$1,766	$1,835	$1,633

The effects of reinsurance on the Consolidated Statements of Financial Position for the years ended December 31, 2017 and 2016 were as follows (in millions):

	2017	2016
Reinsurance recoverable[1]	$5,969	$5,863
Reinsurance payable[1]	$4,081	$4,225

1Reinsurance recoverable is reported in Other Assets and Reinsurance payable is reported in Other Liabilities.

Ceded Reinsurance

Four reinsurance companies account for 76% and 77% of the in-force reinsurance ceded at December 31, 2017 and 2016, respectively.

The Company ceded 52% and 53% of its total life insurance in-force at December 31, 2017 and 2016, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 14 – REINSURANCE (continued)

Prior to July 1, 2002, the Company did business in Taiwan through a branch operation (the “Taiwan Branch”). On July 1, 2002, the Taiwan Branch ceased operations and all of its liabilities and assets were transferred to New York Life Insurance Taiwan Corporation (“Taiwan Corporation”), an indirect subsidiary of New York Life, that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2013. Under the terms of the sale agreement, Yuanta agreed to satisfy in full, or cause Taiwan Corporation to satisfy in full, all of Taiwan Corporation’s obligations under the Taiwan Branch policies that were transferred to Taiwan Corporation on July 1, 2002. The Company accounts for the policies issued prior to July 2002 as 100% coinsured, and records policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta of an equal amount.

The effect of this reinsurance agreement with Taiwan Corporation/Yuanta for the years ended December 31, 2017, 2016 and 2015 was as follows (in millions):

	2017	2016	2015
Amounts recoverable from reinsurer[1]	$1,512	$1,320	$1,236
Premiums ceded	$61	$61	$67
Benefits ceded	$42	$53	$29

1 The Company recorded policyholder liabilities of $1,512 million, $1,320 million, and $1,236 million at December 31, 2017, 2016, and 2015, respectively.

The Company reinsures 90% of a block of in-force life insurance business with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for policies in the separate accounts. Under both the MODCO and funds withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the funds withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. Refer to Note 7 - Derivative Instruments and Risk Management for additional details.

The effect of this reinsurance agreement with New York Life for the years ended December 31, 2017, 2016 and 2015 was as follows (in millions):

	2017	2016	2015
Fees-universal life policies ceded	$217	$262	$241
Net revenue from reinsurance	$66	$74	$99
Policyholder benefits ceded	$146	$184	$136
Amounts recoverable from reinsurer	$4,011	$4,150	$4,252
Amounts payable to reinsurer	$4,015	$4,154	$4,255
Other liabilities (deferred gain, net of amortization)	$9	$10	$11

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $22 million, $23 million and $11 million for the years ended December 31, 2017, 2016 and 2015, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS

Litigation

The Company and/or its subsidiaries are defendants in individual and/or alleged class action suits arising from their agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, employment and/or other operations, including actions involving retail sales practices. Some of the actions seek substantial or unspecified compensatory and punitive damages. The Company and/or its subsidiaries are also, from time to time, involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.
Assessments

Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.
The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $2 million and $2 million at December 31, 2017 and 2016, respectively, which have been accrued in Other liabilities. The Company expects to recover $4 million and $10 million at December 31, 2017 and 2016, respectively, of premium offsets reflected in Other assets.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS
NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

Loaned Securities and Repurchase Agreements

The following table represents recognized repurchase agreements that are subject to an enforceable master netting agreement or similar agreements at December 31, 2017 (in millions). The Company’s dollar rolls repurchase agreements to sell and repurchase securities are not done under master netting agreements or similar agreements and therefore are not included in this table:

	2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral[1]	Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$223	$—	$223	$(223)	$—
Total assets	$223	$—	$223	$(223)	$—

	2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral[1]	Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$298	$—	$298	$(298)	$—
Total assets	$298	$—	$298	$(298)	$—

1 The actual collateral that was held by the custodian was $227 million and $304 million at December 31 2017 and 2016, respectively, which were capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS
NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

The following table represents recognized securities lending transactions that are subject to an enforceable master netting agreement or similar agreement at December 31, 2017 and 2016 (in millions):

	2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$675	$—	$675	$(675)	$—
Total liabilities	$675	$—	$675	$(675)	$—

	2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$675	$—	$675	$(675)	$—
Total liabilities	$675	$—	$675	$(675)	$—

(1) The amount shown represents the cash collateral received which is included in Other liabilities. At December 31, 2017 and 2016, the securities loaned had a fair value of $660 million and $659 million, respectively. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss.

The following tables provides information about the Company’s obligation regarding cash collateral received under repurchase agreements and securities lending transactions, by class of securities sold to be repurchased and securities sold to counterparties, including the remaining contractual maturity of such transactions at December 31, 2017 and 2016:

	2017
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$394	$—	$—	$—	$—	$394
U.S. government corporations & agencies	12	—	—	—	—	12
Foreign governments	5	—	—	—	—	5
U.S. corporate	226	—	—	—	—	226
Foreign corporate	38	—	—	—	—	38
Total securities lending transactions	$675	$—	$—	$—	$—	$675

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS
NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

	2016
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$49	$—	$—	$—	$—	$49
U.S. government corporations & agencies	18	—	—	—	—	18
Foreign governments	2	—	—	—	—	2
U.S. corporate	515	—	—	—	—	515
Foreign corporate	91	—	—	—	—	91
Total securities lending transactions	$675	$—	$—	$—	$—	$675

At December 31, 2017 and 2016, the Company had no agreements outstanding to sell and repurchase securities.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 – INCOME TAXES

The components of the total Income tax (benefit) expense for the years ended December 31, 2017, 2016 and 2015 are as follows (in millions):

	2017	2016	2015
Current
Federal	$300	$323	$266
State and local	5	5	2
Foreign	1	1	1
Total current income tax expense	306	329	269
Deferred
Federal	(311)	(52)	(45)
Income tax (benefit) expense	$(5)	$277	$224

At December 31, 2017 and 2016, the Company recorded a net current income tax receivable of $22 million and a net current income tax payable of $5 million, respectively, which is included in Other assets or liabilities.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 16 - INCOME TAXES (continued)

The Company’s actual income tax (benefit) expense for the years ended December 31, 2017, 2016 and 2015 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons ($ in millions):

	2017		2016		2015

Statutory federal income tax expense	$495	35.0%	$345	35.0%	$297	35.0%
Tax exempt income	(52)	(3.7)	(47)	(4.7)	(60)	(7.1)
Audit liability	(1)	—	(6)	(0.6)	13	1.6
Investment credits	(36)	(2.6)	(38)	(3.9)	(49)	(5.8)
Amortization and deductions of investments in qualified affordable housing projects	24	1.7	21	2.1	30	3.6
Non-controlling interest	—	—	(1)	(0.1)	—	—
Impact of the TCJA	(436)	(30.8)	—	—	—	—
Other	1	—	3	0.3	(7)	(0.9)
Actual income tax (benefit) expense	$(5)	(0.4)%	$277	28.1%	$224	26.4%

The TCJA was enacted on December 22, 2017 and it significantly changes U.S. tax law primarily by lowering the corporate income tax rate from 35% to 21% beginning in 2018. The impact of the TCJA reflected above, $436 million, consists of a tax benefit of $435 million due to the revaluation of deferred tax liabilities to 21% and $1 million for other miscellaneous items.

All income tax effects have been identified and appropriately accounted for as a result of the TCJA in accordance with ASC 740 and SAB 118. The tax accounting for the revaluation of deferred tax liabilities is complete. A reasonable estimate of the income tax effects for the restatement of life insurance reserves for tax purposes as pursuant to TCJA has been recorded as provisional as the analysis is incomplete.

For tax years beginning January 1, 2018, the TCJA limits life insurance reserves for tax purposes to the greater of the net surrender value or 92.81% of NAIC required reserves. In general, the TCJA will result in lower life insurance reserves for tax purposes than under pre-TCJA law. Tax accounting for these changes requires the restatement of December 31, 2017 tax insurance reserves from pre-TCJA rules to the amounts required to be held under the TCJA. This revaluation requires establishing a “gross up” in which an additional deferred tax asset for the revised book to tax differences is recorded. The TCJA also requires the recapture of prior years’ tax benefits from the higher life insurance reserves. This recapture is paid ratably over eight years beginning in 2018 and recorded in the financial statements for the year ended December 31, 2017 as a deferred tax liability in an equal amount to the additional deferred tax asset. The Company has recorded as a provisional amount offsetting deferred tax assets and deferred tax liabilities in the amount of $472 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 16 - INCOME TAXES (continued)

The components of the net deferred tax liability reported in Other liabilities at December 31, 2017 and 2016 are as follows (in millions):

	2017	2016
Deferred tax assets
Future policy benefits	$480	$899
Employee and agents benefits	29	52
Other	(4)	—
Gross deferred tax assets	505	951
Deferred tax liabilities
DAC	450	803
Investments	658	682
Other	117	228
Gross deferred tax liabilities	1,225	1,713
Net deferred tax liability	$720	$762

The Company does not have net operating or capital loss carry forwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2010 and tax years 2011 through 2013 are currently under examination. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities for uncertain tax positions are adequate for all open years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2017, 2016 and 2015 are as follows (in millions):

	2017	2016	2015
Balance at beginning of year	$40	$95	$99
Reductions for tax positions of prior years	(34)	(15)	(15)
Additions for tax positions of current year	—	—	19
Settlements with tax authorities	—	(40)	(8)
Balance at end of year	$6	$40	$95

At December 31, 2017, 2016 and 2015, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $6 million, $6 million and $15 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits was less than $1 million for the the year ended December 31, 2017, $4 million for the year ended December 31, 2016 and $6 million for the year ended December 31, 2015, and is included in Income tax (benefit) expense. At December 31, 2017, 2016 and 2015, the Company had $1 million, $7 million and $19 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits which are reported in Other liabilities. The $6 million decrease from December 31, 2016 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of less than $1 million of interest expense, and $6 million decrease resulting from settlements with tax authorities. The $12 million decrease from December 31, 2016 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $4 million of interest expense, and $16 million decrease resulting from settlements with tax authorities. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 17 – DEBT

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest, with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part, and there are no collateral requirements. The note was paid off at December 31, 2016.

Non-Recourse Debt

The Company was required to consolidate one structured investment, in which the Company is considered the primary beneficiary, with an outstanding debt balance of $1 million at December 31, 2017 and 2016. Refer to Note 6 – Investments for a discussion on VIEs.

FHLB Agreement

The Company is a member of the FHLB of Pittsburgh. Membership in the FHLB of Pittsburgh provides the Company with a significant source of alternative liquidity. Advances received by the general account are included in other liabilities. When borrowing from the FHLB of Pittsburgh, the Company is required to post collateral in the form of eligible securities, including mortgage-backed, government and agency debt instruments for each of the advances received. Upon any event of default by the Company, the FHLB of Pittsburgh's recovery from the collateral is limited to the amount of the Company's liability to the FHLB of Pittsburgh.

The amount of FHLB of Pittsburgh capital stock held, in aggregate exclusively in the Company’s general account at December 31, 2017 and 2016 was as follows (in millions):

	2017	2016
Membership stock - Class B	$26	$24
Activity stock	—	—
Aggregate total	$26	$24
Actual or estimated borrowing capacity as determined by the insurer	$4,903	$4,550

At December 31, 2017 and 2016, the Company did not have an outstanding balance due to the FHLB of Pittsburgh.

NOTE 18 – SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $296 million, $262 million and $207 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Total interest paid was $15 million, $16 million and $13 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Non-cash transactions

The Company’s non-cash investing transactions were $86 million for the year ended December 31, 2017 related to fixed maturities, equities, mortgage loans and limited partnerships.

The Company’s non-cash investing transactions were $201 million for the year ended December 31, 2016 related to fixed maturities, equities and limited partnerships.

The Company’s non-cash investing transactions were less than $27 million for the year ended December 31, 2015 related to fixed maturities, short terms, mortgage loans and limited partnerships.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 19 – STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. At December 31, 2017, the Company does not have any permitted practices.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. In 2017, the Company paid a $275 million dividend to its sole shareholder, New York Life. The Company did not pay or declare a dividend to New York Life at December 31, 2016. At December 31, 2017, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $5,234 million. The maximum amount of dividends that may be paid in 2018 without prior approval is $916 million.

NOTE 20 – SUBSEQUENT EVENTS

At March 8, 2018, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

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(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

b. Exhibits.

(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing establishment of the Separate Account — Previously filed as Exhibit (1) to Registrant’s initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 2 on Form N-4 (File No. 033-87382), filed 4/29/97 and incorporated herein by reference.

(2)	Not applicable.

(3)(a)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(3)(b)	Distribution Agreement, dated August 2, 1995 between NYLIFE Distributors, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(3)(c)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(3)(c)(1)	Form of Amendment to Distribution and Underwriting Agreement between New York life Insurance and Annuity Corporation and NYLIFE Distributors LLC, dated March 6, 2015 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(g)(1) to Post-Effective Amendment No. 38 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), filed 4/14/2015 and incorporated herein by reference.

(4)(a)	Specimen Policy for New York Life Advantage Variable Annuity (No. ICC11-P105) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(4)(b)	Specimen Policy Data Page – New York Life Advantage Variable Annuity with the Guaranteed Minimum Income Benefit Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(4)(c)	Specimen Policy Data Page – New York Life Advantage Variable Annuity with the Income Benefit Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(4)(d)	Guaranteed Minimum Income Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(d) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(4)(e)	Income Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(e) to this initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account III (File No. 333-178743), filed on 12/23/11.

(4)(f)	Specimen Policy for New York Life Income Plus Variable Annuity II — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Post-Effective Amendment No. 5 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account III (File No. 333-178743), filed on 2/6/15.

(5)(a)	Application for policy for New York Life Advantage Variable Annuity (No. ICC11-A106)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(2) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(5)(b)	Application for policy for Individual Modified Single Premium Deferred Variable Annuity New York Life Income Plus Variable Annuity II — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Post-Effective Amendment No. 5 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account III (File No. 333-178743), filed on 2/6/15.

(6)(a)	Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(a)(1)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) – Previously filed as Exhibit (6)(a)(1) to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account – I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(6)(b)(1)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(b)(2)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(6)(b)(3)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) – Previously filed as Exhibit (6)(b)(3) to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account – I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(7)	Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC — Previously filed as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(8)(a)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(b)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(c)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(d)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(e)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(f)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(g)	Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(h)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(i)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(8)(j)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(8)(k)	Form of Participation Agreement among NYLIAC, Variable Insurance Funds, AmSouth Bank and Bisys Fund Services Limited Partnership — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(l)	Form of Subscription Agreement between NYLIAC and Variable Insurance Funds — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(l) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 for (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(o)	Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(p)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(q)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(r)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(8)(s)	Form of 12b-1 Plan Services Agreement for the Service Class Shares of Mainstay VP Series Fund, Inc. between NYLIFE Distributors, Inc. and NYLIAC dated 4/13/02 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(t)	Form of Class S Service Agreement between Fred Alger & Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(u)	Form of Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(v)	Form of Service Contract between Fidelity Distributors Corporation and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(r) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(w)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(x)	Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(y)	Form of Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(z)	Form of Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(a)(a)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(b)(b)	Form of Supplement for Distribution Services Agreement between T. Rowe Price Investment Services, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(c)(c)	Form of Participation Agreement among Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(d)(d)	Form of Distribution and Service Agreement, Class A shares, between BISYS Fund Services Limited Partnership and NYLIFE Distributors Inc. — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(e)(e)	Form of Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

8)(f)(f)	Form of Participation agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(8)(g)(g)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(h)(h)	Form of Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC NVA Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(i)(i)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(j)(j)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(k)(k)	Form of PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

8(l)(l)	Form of Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (033-53342), filed 4/11/14 and incorporated herein by reference.

8(m)(m)	Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(8)(n)(n)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, Deutsche Variable Series I (formerly, DWS Variable Series I), Deutsche Variable Series II (formerly, DWS Variable Series II), Deutsche Investments VIT Funds (formerly, DWS Investments VIT Funds), DeAWM Distributors, Inc. (formerly, DWS Investments Distributors, Inc.) and Deutsche Investment Management Americas Inc. Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(8)(o)(o)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas Inc. and New York Life Insurance and Annuity Corporation. Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(8)(p)(p)	Form of Participation Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(8)(q)(q)	Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(8)(r)(r)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated as of April 12, 2004 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) ad Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(8)(s)(s)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(8)(t)(t)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(8)(u)(u)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(8)(v)(v)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) and Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(9)	Opinion and Consent of Thomas F. English, Esq. Filed herewith.

(10)(a)	Consent of PricewaterhouseCoopers LLP. Filed herewith.

(10)(b)	Powers of Attorney - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(b) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/11/18 and incorporated herein by reference.

(11)	Not Applicable.

(12)	Not Applicable.

ITEM 25.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:

Mathas, Theodore A.	Director, Chairman & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Bedard, David G.	Director & Senior Vice President
Cook, Alexander I.	Director & Senior Vice President
Fleurant, John T.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Grove, Matthew M.	Director & Senior Vice President
Harte, Frank	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Huang, Dylan W.	Director & Senior Vice President
Kim, John Y.	Director & President
Madgett, Mark J.	Director, Senior Vice President & Head of Agency
Miller, Amy	Director
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Wion, Matthew D.	Director & Senior Vice President
Afshar, Pedram	Senior Vice President
Badler, Sara L.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Castellani, David J.	Senior Vice President
Cole, Thomas	Senior Vice President
Del Secolo, Michael	Senior Vice President
DeSanto, Craig L.	Senior Vice President & Actuary
Desiderato, Donald M.	Senior Vice President
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Girard, Thomas J.	Senior Vice President
Karmen, Robert	Senior Vice President & Legal Officer
Lenz, Scott L.	Senior Vice President & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McDermott, Gail A.	Senior Vice President
McInerney, Barbara J.	Senior Vice President & Chief Compliance Officer
Micucci, Alison H.	Senior Vice President
Ok, Francis J.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Ramasamy, Neal S.	Senior Vice President & Chief Technology Officer
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Schwartz, Richard C.	Senior Vice President
Starr, Andrew P.	Senior Vice President
Swanson, Matthew T.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erik A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
Bain, Karen A.	Vice President - Tax
Bartlett, Judy R.	Vice President & Legal Officer
Barton, Jacqueline M.	Vice President
Beligotti, Jeffrey	Vice President & Actuary
Brill, Elizabeth	Vice President & Actuary
Caminiti, Philip E.	Vice President
Carbone, Jeanne M.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cirella, Margaret M.	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President & Actuary
Cruz, Jeanne M.	Vice President
DeToro, Karen J.	Vice President & Actuary
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
DiRago, John C.	Vice President
Donnelly, Kathleen A.	Vice President
Donohue, Robert	Vice President & Assistant Treasurer
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President & Chief Underwriter
Goldstein, Ross M.	Vice President
Hallahan, Mary	Vice President & Treasurer
Hamlen, Renee	Vice President
Hamrick, Jane L.	Vice President & Actuary
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Heller, Thomas S.	Vice President
Hoffman, Eric S.	Vice President
Huang, Angela	Vice President & Actuary
Hynes, Robert J.	Vice President
Kary, Jason	Vice President
Killian, Jeffrey	Vice President
Kim, Terry	Vice President
Kimble, Michael J.	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Kuan, Melissa	Vice President
Lamarque, Natalie	Vice President
Leber, Richard B.	Vice President, Legal Officer & Assistant Secretary
Loutrel, Brian C.	Vice President & Chief Privacy Officer
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Melka, Frank David	Vice President
Millay, Edward P.	Vice President
Mithinson, Tod	Vice President and Chief Information Security Officer
Morris, Ryan J.	Vice President & Actuary
Mosquera, Jaime	Vice President & Actuary
Murphy, Marijo F.	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Pecorino, Paul	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petty, William	Vice President
Quartararo, Paul	Vice President & Chief Medical Director
Roy, Ari	Vice President
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Seewald, Scott R.	Vice President
Sell, David S.	Vice President
Shannon, Joseph J.	Vice President
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Smith, Kevin M.	Vice President
Suryapranata, Monica	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Tillotson, Sandra G.	Vice President & Legal Officer
Trimborn, Timothy A.	Vice President
Valvilala, Raj	Vice President
Verastegui, Victor A.	Vice President
Virendra, Sonali	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Walsh, Simon	Vice President
Webster, Gregory H.	Vice President
Weinstein, Scott W.	Vice President
Whites, Charles A.	Vice President & Legal Officer
Wildin, Michellen	Vice President
Williams, Matthew	Vice President
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
The MainStay Funds(*)(†)	Massachusetts
MainStay VP Funds Trust(*)(†)	Delaware
MainStay Funds Trust	Delaware
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, LP	(Delaware)	(50%)
MNCVAD-IND Greenwood CA LLC	(Delaware)
MNCVAD-IND Norris Canyon CA LLC	(Delaware)
MNCVAD-CP Norris Canyon LLC	(Delaware)	(94%)
MNCVAD-IND Petaluma CA LLC	(Delaware)
MNCVAD-OFC 2665 NORTH FIRST CA LLC	(Delaware)
MNCVAD-SEAGATE 2665 NORTH FIRST LLC	(Delaware)	(90%)
MNCVAD-OFC Bridgepointe CA LLC	(Delaware)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
MNCVAD-OFC ONE BAY CA LLC	(Delaware)
MNCVAD-HARVEST ONE BAY LLC	(Delaware)	(95%)
MNCVAD-IND RICHMOND CA LLC	(Delaware)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
Madison Core Property Fund LLC	(Delaware)	(NYL Investors is Non Member Manager 0.00%) [8]
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
MIREF Barton’s Creek, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Chain Bridge, LLC	(Delaware)
1991 Chain Bridge Road, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-IND Valley Business Park CA LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF Henderson NV LLC	(Delaware)
MCPF-SP Henderson LLC	(Delaware)	(90%)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
Ausbil IT – Ausbil Microcap Fund	(Australia)	(NYLIAC: 20.47%)
Ausbil IT – Candriam Sustainable Global Equity Fund		(NYLIAC: 30.24%)
MacKay Shields Unconstrained Bond Fund		(NYLIAC: 99.23%)
Ausbil Dividend Income Fund		(NYLIAC: 99.80%)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (”ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99%; ADIS: 1%)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF KB Fund LLC	(Delaware)
MCF Fund I LLC	(Delaware)
Ironshore Investment BL I Ltd.	(Bermuda)[8]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF KB Fund LLC	(Delaware)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[9]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[9]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)[9]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
Institutional Capital LLC	(Delaware) (Dormant)
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 0.00%; NYLIAC: 0.00%)
Plainview Funds plc – MacKay Shields Flexible Bond Portfolio	(Ireland)	(NYLIAC: 0%; NYLIC: 0%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 1.91%; MacKay: 1.45%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio	(Ireland)	(NYLIC: 92.37%; MacKay 7.39%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[8]
Plainview Funds plc – MacKay Shields High Yield Crossover Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(13.61%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select High Yield Bond Fund GP LLC	(Delaware)
MacKay Shields Select High Yield Bond Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Shields Global Derivatives LLC	(Delaware)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund LP	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezzanine Blocker Holdco A, LP	(Delaware)	(“GPPMBHA”)
GPP Mezzanine Blocker Holdco Preferred A, LP	(Delaware)
GPP Mezzanine Blocker A, LP	(Delaware)	(GPPMBHA: 7.5%; GPPIVLP: 92.5%)
GPP Mezzanine Blocker Holdco B, LP	(Delaware)	(“GPPMBHB”)
GPP Mezzanine Blocker B, LP	(Delaware)	(“GPPMBHB: 4.4%; GPPIVLP: 95.6%)
GPP Mezzanine Blocker Holdco C, LP	(Delaware)	(“GPPMBHC”)
GPP Mezzanine Blocker C, LP	(Delaware)	(“GPPMBHC: 0%; GPPIVLP: 0%)
GPP Mezzanine Blocker Holdco D, LP	(Delaware)	(“GPPMBHD”)
GPP Mezzanine Blocker D, LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco G, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker G, LP	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GoldPoint Partners VI – ECI Agreegator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	(Delaware)
NYLCAP Canada GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine GenPar GP, LLC	(Delaware)
NYLIM Mezzanine GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners, LP	(Delaware)
NYLIM Mezzanine Partners Parallel Fund, LP	(Delaware)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
Voice Holdco Ltd.	(Nova Scotia, Canada)	(27%)[9]
Voice Holdings Ltd.	(Nova Scotia, Canada)
Voice Construction Ltd.	(Alberta, Canada)
Voice Construction Opco ULC	(Alberta, Canada)
Blue Sky Earthworks Ltd.	(Canada)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)**
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III	(Mauritius)	LLC
NYLIM Jacob Ballas Capital India (FVCI) III	(Mauritius)	LLC
NYLIM Jacob Ballas India (FII) III	(Mauritius)	LLC
Evolvence Asset Management, Ltd.		(Goldpoint: 24.5%)
NYLCAP Holdings LLC	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM-GCR Fund I, LLC	(Delaware)	(50%)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM Real Estate Mezzanine Fund II, LP	(Delaware)
NYLIM-TND, LLC	(Delaware)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
Financial Development LLC	(Delaware)	(“FD LLC”) (74.37%; IQ Holdings: 25.63%)
IndexIQ Inc.	(Delaware)
IndexIQ LLC	(Delaware)
IndexIQ Advisors LLC	(Delaware)
Candriam Group	(Luxembourg)
New York Life Investment Management Holdings II International S.a.r.l.	(Luxembourg)
New York Life Investment Management Global Holdings S.a.r.l.	(Luxembourg)	(“NYLIMGH”)
CGH UK Acquisition Company Limited	(UK)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(”CANLUX”) (NYLIMGH: 95.033%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; NYLIMGH: 0.01%)
Candriam France	(France)	(”CANFR”)
Candriam Monétaire		(CANBEL: 1.23%; CANFR: 0.99%)
Candriam Switzerland LLC	(Switzerland)
BIL Prime Advanced Cash + 100	(Lux)	(CANLUX: 36.44%; CANBEL: 32.51%) (“BILPAC”)
Cordius CIG	(Lux)	(CANLUX: 68.04%; CANBEL: 15.98%; CANFR: 15.98%)
Candriam Bonds Convertible Opportunities	(Lux)	(CANLUX: 29.76%)
Candriam Alternative Return Equity Market Neutral	(Lux)	(21.05%)
Candriam L ESG Defensive Asset Allocation	(Lux)	(5.72%)
Ausbil Investment Management Limited	(Australia)	(79.25%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Investment Management Limited Employee Share Trust (Ausbil: 100%)	(Australia)
ISPT Holding	(Australia)	(0.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)
NYLIFE Distributors LLC	(Delaware)
Private Advisors L.L.C.	(Delaware)	(65.85%)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)[6]
Private Advisors Small Company Buyout Fund II, L.P.	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman)	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII	(Delaware)
PASCPEF VIII Carry Parent, LLC	(Delaware)
PASCPEF VIII Carry, LLC	(Delaware)
Cuyahoga Capital Partners I Management Group, LLC	(Delaware)
Cuyahoga Capital Partners I, L.P.	(Delaware)
Cuyahoga Capital Partners II Management Group LLC	(Delaware)
Cuyahoga Capital Partners II LP	(Delaware)
Cuyahoga Capital Partners III Management Group LLC	(Delaware)
Cuyahoga Capital Partners III LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
Private Advisors Stable Value ERISA Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
NYLM Alternatives LLC	(Delaware)
CVP Holdings, LLC	(Delaware)	(60%)
CVP CLO Manager, LLC	(Delaware)
CVP CLO Holdings GP LLC	(Delaware)
CVP CLO Holdings, LP	(Cayman Is.)
CVP CLO Advisors, LLC	(Delaware)
Credit Value Partners, LLC	(Delaware)
CHIPC Evergreen General, LLC	(Delaware)
CVP High Income Private Credit Master Fund, LP	(Cayman Is.)
CVP Loan Servicing LLC	(Delaware)
CHIPC PE General, LLC	(Delaware)
CHIPC PE Intermediate Fund, LP	(Cayman Is.)
CVP High Income Private Equity PE Fund (Cayman), LP	(Cayman Is.)
CVP High Income Private Credit PE Fund, LP	(Delaware)
CVP Distressed Fund, LLC	(Delaware)
CVF IV General, LLC	(Delaware)
Credit Value Fund IV, LP	(Delaware)
Credit Value Fund (Cayman) IV, LP	(Cayman Is.)
Credit Value Intermediate Fund IV, LP	(Cayman Is.)
Credit Value Master Fund IV-A, LP	(Cayman Is.)
Credit Value Master Fund IV-B, LP	(Cayman Is.)
CVF IV Vert LLC	(Delaware)
CVF IV-A1 Vert LLC	(Delaware)
CVP SPV LLC	(Delaware)
CVP SPV LLC Series I	(Delaware)
CVP SPV LLC Series II	(Delaware)
CVP SPV LLC Series III	(Delaware)
CVP Management Ireland Limited	(Ireland)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[7]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Delaware)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Delaware)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2012-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYL Executive Benefits LLC	(Delaware)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
Cedar Farms JV LLC	(Delaware)	(90%)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-MF SPENCER NV LLC	(Delaware)
REEP-HZ SPENCER JV LLC	(Delaware)	(92.7%)
REEP-HZ SPENCER LLC	(Delaware)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(92.06%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100)
NJ 663 E. CRESCENT AVE LLC	(Delaware)
NJ 1881 ROUTE 46 LLC	(Delaware)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
CT 611 W. JOHNSON AVE LLC	(Delaware)
CT 550 RESEARCH PKWY LLC	(Delaware)
CT 160 CORPORATE COURT LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP-MF Evanston IL LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[8]
New York Life Global Funding	(Delaware)[8]
NYL Equipment Issuance Trust	(Delaware)[9]
NYL Equipment Issuance Trust 2014-2	(Delaware)[9]
Government Energy Savings Trust 2003-A (GEST)	(New York)[9]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[9]
NYLARC Holding Company Inc.	(Arizona)[8]
New York Life Agents Reinsurance Company	(Arizona)[8]
JREP Fund Holdings I, L.P.	(Cayman Islands)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Islands)	(30.3%)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
MAX Ventures and Industries Limited	(India)	(22.51%)

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.
(*)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.
(†)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.
1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 13.24%, NYLIAC owns 0.00%, and MacKay owns .37% for a total ownership of 13.61%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Private Advisors Hedged Equity Fund (QP), L.P. owns 33.61% and PA Hedged Equity Fund, L.P. owns 66.39% of the Master Fund.
7	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted..
8	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
9	Control is through financial interest, not ownership of voting interests.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of December 31, 2017 there were approximately 1,886 owners of Qualified Policies and 520 owners of Non-Qualified policies offered under this Registration Statement.

ITEM 28. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (6)(b)(3) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

MainStay Funds Trust

The MainStay Funds

MainStay VP Funds Trust

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
Kirk C. Lehneis	Chairman
Robert M. Gardner	Manager
Frank Harte	Manager, Senior Vice President & Chief Financial Officer
Yie-Hsin Hung	Chief Executive Officer
John W. Akkerman	Senior Managing Director, MacKay Shields Institutional Sales
Dylan W. Huang	Senior Managing Director, Individual Annuities
Barbara J. McInerney	Senior Managing Director, Compliance
Robert M. Barrack	Managing Director, GoldPoint Partners Institutional Sales
James J. Cristallo	Managing Director, Advanced Markets Network
Mark A. Gomez	Managing Director and General Counsel
Amanda S. Parness	Managing Director, GoldPoint Partners Institutional Sales
Harvey P. Steele	Managing Director, Third Party Distribution
Christopher R. Stringer	Managing Director
Howard Sullivan	Managing Director, Credit Value Partners Institutional Sales
Robin M. Wagner	Managing Director and Chief Compliance Officer
Brian D. Wickwire	Managing Director, NYLIM Service Company, Controller and Chief Operating Officer
Karen A. Bain	Vice President - Tax
Marta Hansen	Director, Chief Financial Officer, Financial Operations Principal and Treasurer
Rafaela M. Herrera	Director, Compliance and Sales Material Review
Linda M. Howard	Director, Compliance, Anti-Money Laundering Officer, and Office of Foreign Assets Control Officer
Colleen A. Meade	Secretary
Elizabeth A. Sharrier	Assistant Secretary

C–7

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 31. MANAGEMENT SERVICES — Not applicable.

ITEM 32. UNDERTAKINGS — Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-III, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf in New York, New York on April 12, 2018.

NYLIAC VARIABLE ANNUITY
SEPARATE ACCOUNT - III
(Registrant)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(Depositor)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Christopher Ashe *	Director

David G. Bedard*	Director

Alexander I. M. Cook*	Director

John T. Fleurant*	Director and Chief Financial Officer

Robert M. Gardner*	Director and Controller (Principal Accounting Officer)

Matthew M. Grove*	Director

Frank Harte*	Director

Thomas A. Hendry*	Director

Dylan W. Huang*	Director

John Y. Kim*	Director and President

Mark J. Madgett*	Director

Theodore A. Mathas*	Chairman and Chief Executive Officer (Principal Executive Officer)

Amy Miller*	Director

Arthur H. Seter*	Director

Joel M. Steinberg*	Director

Matthew D. Wion*	Director

By:	/s/ Matthew Williams
Matthew Williams
Attorney-in-Fact

April 12, 2018

*	Pursuant to Powers of Attorney incorporated herein by reference.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

(9)	Opinion and Consent of Thomas F. English, Esq.

(10)(a)	Consent of PricewaterhouseCooper LLP.